UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05199

Columbia Funds Variable Insurance Trust

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report
December 31, 2018
Columbia Variable Portfolio – Small Company Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Small Company Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Small Company Growth Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collete, CFA
Co-Portfolio Manager
Managed Fund since 2010
Lawrence Lin, CFA
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	-1.75	7.23	13.01
Class 2	06/01/00	-2.00	6.96	12.71
Russell 2000 Growth Index		-9.31	5.13	13.52
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Bio-Techne Corp.	3.3
Six Flags Entertainment Corp.	2.9
LendingTree, Inc.	2.9
Healthcare Services Group, Inc.	2.9
Cantel Medical Corp.	2.7
World Wrestling Entertainment, Inc., Class A	2.6
Planet Fitness, Inc., Class A	2.4
Hilton Grand Vacations, Inc.	2.4
Simpson Manufacturing Co., Inc.	2.2
Inogen, Inc.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	3.9
Consumer Discretionary	16.2
Consumer Staples	2.3
Energy	2.5
Financials	4.0
Health Care	31.5
Industrials	16.9
Information Technology	18.8
Materials	1.2
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -2.00%. As a fourth quarter stock market decline wiped out the year’s prior gains, the Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned -9.31% for the same time period. Our disciplined buy/sell process helped the Fund navigate in a very difficult period for stocks. We harvested gains from technology and health care stocks in the third quarter and redeployed proceeds into stocks with less volatile profiles and/or trading at lower prices relative to their expected values, which aided performance as stocks fell sharply in the fourth quarter.
Uncertainty rattled investors at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of its anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Contributors and detractors
The Fund outperformed its benchmark on the strength of its larger core holdings, which included companies that benefited from having an excellent product or service and that were in what we consider the "sweet spot" of their profit lifecycles with two or more core competitive advantages. These stocks, along with the timely profit taking in technology and health care holdings that had hit or exceeded their expected values in the third quarter, were significant contributors to Fund results for the year.
In health care, Veeva Systems was a major contributor to performance. Veeva pioneered customer-relationship software for life sciences companies, disrupting a previously inefficient way of handling commercial sales. Along the way, the company added complementary services and organically developed a platform called Vault, which is software designed for data management and is ideal for regulated industries such as life sciences. Vault also has been adopted by other highly regulated industries, expanding the company’s total available market. In addition, we believed that the economic return profile of the business continued to improve. A core holding for some time, we harvested gains as the stock hit our price target, the market cap exceeded $15 billion and we reduced correlated risks in the portfolio, which had approached levels toward the upper end of our risk management targets.
Planet Fitness was another major contributor for the year. Instead of focusing on the avid gym-goer, Planet’s business plan focuses on the 80% of Americans who don’t routinely work out. The company’s floor plan emphasizes the most used equipment and services (such as haircuts and tanning). Bypassing swimming pools and spacious fitness classes, which are expensive on a square footage basis, Planet offers a monthly starting fee of $10/month — much lower than competitors —
4	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
although the average member takes advantage of additional services and pays closer to $20/month. Management also takes advantage of data accumulation to enhance the equipment and services most used and optimize customer experience. We continued to hold Planet Fitness on the belief that the company is relatively early in the "sweet spot" of its lifecycle.
Cantel Medical was among the larger detractors for the year. Cantel pioneered the disposable version of valves used in endoscopes in hospital endoscopy labs, a market it now dominates. Disposables are more effective in maintaining lab equipment sterilization, where the spread of bacteria and disease has to be highly controlled. Cantel is successfully moving into international marketplaces. The company also has Dental and Life Science divisions that focus on disposables for infection control, providing a significant runway for investing capital with the potential for relatively high returns. After a strong first half of 2018, Cantel’s stock price declined in the second half on slowing growth and lowered earning guidance. We viewed the recent setback as short-term and we remained committed to the stock.
Hilton Grand Vacations is a developer and manager of timeshare resorts. The company is connected to the Hilton customer base and benefits from that longstanding relationship. In 2018, Hilton Grand’s transition to becoming more of a developer was not well accepted by a shareholder base conditioned for high free cash flow yields and we’re evaluating the scenarios for future growth in cashflows and the risk profile.
At period’s end
As the market correction unfolded late in the fourth quarter of 2018, we sought opportunities to establish new positions or reinvest in existing positions, primarily in the technology and health care sectors. The most attractive candidates were companies over-indexed to these particular sectors, with attractive valuations. We spend a lot of time thinking about how to get approximately correct valuations for our portfolio stocks, and we’re equally disciplined about selling points as we are with entry prices.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	898.50	1,020.83	4.28	4.56	0.89
Class 2	1,000.00	1,000.00	897.10	1,019.56	5.48	5.83	1.14
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 3.9%
Entertainment 2.6%
World Wrestling Entertainment, Inc., Class A	8,696	649,765
Interactive Media & Services 1.3%
Match Group, Inc.	7,648	327,105
Total Communication Services		976,870
Consumer Discretionary 16.1%
Auto Components 0.8%
Visteon Corp.(a)	3,264	196,754
Diversified Consumer Services 1.3%
Chegg, Inc.(a)	12,025	341,750
Hotels, Restaurants & Leisure 11.0%
Dave & Buster’s Entertainment, Inc.	7,462	332,507
Hilton Grand Vacations, Inc.(a)	22,331	589,315
Papa John’s International, Inc.	3,187	126,874
Penn National Gaming, Inc.(a)	14,266	268,629
Planet Fitness, Inc., Class A(a)	11,116	596,040
Six Flags Entertainment Corp.	13,013	723,913
Wingstop, Inc.	2,046	131,333
Total		2,768,611
Internet & Direct Marketing Retail 0.9%
Etsy, Inc.(a)	4,853	230,857
Multiline Retail 1.1%
Ollie’s Bargain Outlet Holdings, Inc.(a)	4,021	267,437
Specialty Retail 1.0%
Five Below, Inc.(a)	2,366	242,089
Total Consumer Discretionary		4,047,498
Consumer Staples 2.3%
Beverages 1.3%
Fever-Tree Drinks PLC	2,662	74,644
MGP Ingredients, Inc.	4,448	253,758
Total		328,402
Food Products 0.4%
Calavo Growers, Inc.	1,390	101,414
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.6%
Medifast, Inc.	1,133	141,648
Total Consumer Staples		571,464
Energy 2.5%
Energy Equipment & Services 1.1%
Frank’s International NV(a)	22,615	118,050
Nabors Industries Ltd.	21,181	42,362
Oil States International, Inc.(a)	7,579	108,228
Total		268,640
Oil, Gas & Consumable Fuels 1.4%
Delek U.S. Holdings, Inc.	6,608	214,826
Matador Resources Co.(a)	9,233	143,389
Total		358,215
Total Energy		626,855
Financials 4.0%
Insurance 0.6%
Goosehead Insurance, Inc., Class A(a)	5,849	153,770
Thrifts & Mortgage Finance 3.4%
LendingTree, Inc.(a)	3,296	723,703
WSFS Financial Corp.	3,466	131,396
Total		855,099
Total Financials		1,008,869
Health Care 31.3%
Biotechnology 5.4%
Adamas Pharmaceuticals, Inc.(a)	7,964	68,013
Array BioPharma, Inc.(a)	9,510	135,517
bluebird bio, Inc.(a)	610	60,512
CareDx, Inc.(a)	5,458	137,214
Genomic Health, Inc.(a)	954	61,447
Immunomedics, Inc.(a)	8,573	122,337
Ligand Pharmaceuticals, Inc.(a)	2,863	388,509
Mirati Therapeutics, Inc.(a)	1,351	57,309
Sage Therapeutics, Inc.(a)	1,250	119,738
Sarepta Therapeutics, Inc.(a)	1,116	121,789
uniQure NV(a)	2,757	79,457
Total		1,351,842
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 11.0%
BioLife Solutions, Inc.(a)	6,411	77,124
Cantel Medical Corp.	8,925	664,466
Inogen, Inc.(a)	4,358	541,133
Insulet Corp.(a)	2,605	206,629
iRhythm Technologies, Inc.(a)	2,032	141,183
Neogen Corp.(a)	2,133	121,581
Quidel Corp.(a)	6,759	329,974
Quotient Ltd.(a)	28,794	176,219
West Pharmaceutical Services, Inc.	5,146	504,463
Total		2,762,772
Health Care Providers & Services 4.7%
Addus HomeCare Corp.(a)	2,796	189,792
Amedisys, Inc.(a)	2,863	335,286
Chemed Corp.	1,899	537,949
Guardant Health, Inc.(a)	3,171	119,198
Total		1,182,225
Health Care Technology 3.5%
Medidata Solutions, Inc.(a)	6,508	438,770
Teladoc Health, Inc.(a)	9,088	450,492
Total		889,262
Life Sciences Tools & Services 6.4%
Bio-Techne Corp.	5,615	812,603
Charles River Laboratories International, Inc.(a)	3,589	406,203
Codexis, Inc.(a)	9,365	156,395
NanoString Technologies, Inc.(a)	9,979	147,989
Quanterix Corp.(a)	4,813	88,126
Total		1,611,316
Pharmaceuticals 0.3%
Reata Pharmaceuticals, Inc., Class A(a)	1,189	66,703
Total Health Care		7,864,120
Industrials 16.8%
Aerospace & Defense 0.9%
Aerojet Rocketdyne Holdings, Inc.(a)	6,707	236,288
Airlines 0.9%
Copa Holdings SA, Class A	2,947	231,958
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 3.0%
Simpson Manufacturing Co., Inc.	10,219	553,155
Trex Co., Inc.(a)	3,284	194,938
Total		748,093
Commercial Services & Supplies 2.9%
Healthcare Services Group, Inc.	17,994	722,999
Machinery 4.0%
ITT, Inc.	6,357	306,852
John Bean Technologies Corp.	6,143	441,129
Proto Labs, Inc.(a)	2,262	255,131
Total		1,003,112
Professional Services 1.6%
Exponent, Inc.	7,758	393,408
Road & Rail 2.3%
Knight-Swift Transportation Holdings, Inc.	15,958	400,067
Saia, Inc.(a)	3,276	182,866
Total		582,933
Trading Companies & Distributors 1.2%
Beacon Roofing Supply, Inc.(a)	9,540	302,609
Total Industrials		4,221,400
Information Technology 18.7%
Electronic Equipment, Instruments & Components 1.1%
Littelfuse, Inc.	1,551	265,966
IT Services 3.4%
EPAM Systems, Inc.(a)	2,777	322,159
MongoDB, Inc.(a)	3,589	300,543
Okta, Inc.(a)	3,751	239,314
Total		862,016
Semiconductors & Semiconductor Equipment 0.5%
Entegris, Inc.	3,931	109,655
Software 13.7%
Alteryx, Inc., Class A(a)	3,957	235,323
Blackline, Inc.(a)	5,213	213,472
Bottomline Technologies de, Inc.(a)	3,393	162,864
Coupa Software, Inc.(a)	5,334	335,295
Five9, Inc.(a)	5,821	254,494
HubSpot, Inc.(a)	2,231	280,504

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Mimecast Ltd.(a)	9,271	311,784
New Relic, Inc.(a)	5,062	409,870
Paycom Software, Inc.(a)	3,702	453,310
RingCentral, Inc., Class A(a)	2,932	241,714
SendGrid, Inc.(a)	6,039	260,704
Trade Desk, Inc. (The), Class A(a)	2,473	287,016
Total		3,446,350
Total Information Technology		4,683,987
Materials 1.2%
Chemicals 1.2%
Balchem Corp.	3,730	292,245
Total Materials		292,245
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
Coresite Realty Corp.	3,946	344,210
STORE Capital Corp.	11,336	320,922
Total		665,132
Total Real Estate		665,132
Total Common Stocks (Cost $26,377,657)		24,958,440

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	249,829	249,804
Total Money Market Funds (Cost $249,804)		249,804
Total Investments in Securities (Cost: $26,627,461)		25,208,244
Other Assets & Liabilities, Net		(98,389)
Net Assets		25,109,855

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	718,160	19,057,368	(19,525,699)	249,829	(70)	(31)	10,777	249,804
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	976,870	—	—	—	976,870
Consumer Discretionary	4,047,498	—	—	—	4,047,498
Consumer Staples	496,820	74,644	—	—	571,464
Energy	626,855	—	—	—	626,855
Financials	1,008,869	—	—	—	1,008,869
Health Care	7,864,120	—	—	—	7,864,120
Industrials	4,221,400	—	—	—	4,221,400
Information Technology	4,683,987	—	—	—	4,683,987
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Materials	292,245	—	—	—	292,245
Real Estate	665,132	—	—	—	665,132
Total Common Stocks	24,883,796	74,644	—	—	24,958,440
Money Market Funds	—	—	—	249,804	249,804
Total Investments in Securities	24,883,796	74,644	—	249,804	25,208,244
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	11

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $26,377,657)	$24,958,440
Affiliated issuers (cost $249,804)	249,804
Cash	86
Receivable for:
Capital shares sold	6,861
Dividends	14,337
Expense reimbursement due from Investment Manager	8,714
Prepaid expenses	121
Trustees’ deferred compensation plan	43,637
Total assets	25,282,000
Liabilities
Payable for:
Investments purchased	23,777
Capital shares purchased	17,614
Management services fees	19,137
Distribution and/or service fees	110
Service fees	3,304
Compensation of board members	28,683
Compensation of chief compliance officer	3
Audit fees	29,050
Other expenses	6,830
Trustees’ deferred compensation plan	43,637
Total liabilities	172,145
Net assets applicable to outstanding capital stock	$25,109,855
Represented by
Paid in capital	20,602,567
Total distributable earnings (loss) (Note 2)	4,507,288
Total - representing net assets applicable to outstanding capital stock	$25,109,855
Class 1
Net assets	$24,610,593
Shares outstanding	1,573,716
Net asset value per share	$15.64
Class 2
Net assets	$499,262
Shares outstanding	33,483
Net asset value per share	$14.91
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$165,990
Dividends — affiliated issuers	10,777
Interest	4,421
Total income	181,188
Expenses:
Management services fees	264,277
Distribution and/or service fees
Class 2	1,384
Service fees	40,017
Compensation of board members	13,176
Custodian fees	11,574
Printing and postage fees	10,128
Audit fees	29,051
Legal fees	671
Compensation of chief compliance officer	12
Other	6,456
Total expenses	376,746
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(100,872)
Total net expenses	275,874
Net investment loss	(94,686)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,162,965
Investments — affiliated issuers	(70)
Foreign currency translations	(324)
Net realized gain	6,162,571
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(6,085,166)
Investments — affiliated issuers	(31)
Net change in unrealized appreciation (depreciation)	(6,085,197)
Net realized and unrealized gain	77,374
Net decrease in net assets resulting from operations	$(17,312)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment loss	$(94,686)	$(111,478)
Net realized gain	6,162,571	4,640,327
Net change in unrealized appreciation (depreciation)	(6,085,197)	2,966,718
Net increase (decrease) in net assets resulting from operations	(17,312)	7,495,567
Distributions to shareholders
Net investment income and net realized gains
Class 1	(4,391,259)
Class 2	(82,849)
Net realized gains
Class 1		(1,551,026)
Class 2		(29,649)
Total distributions to shareholders (Note 2)	(4,474,108)	(1,580,675)
Decrease in net assets from capital stock activity	(1,279,180)	(2,399,665)
Total increase (decrease) in net assets	(5,770,600)	3,515,227
Net assets at beginning of year	30,880,455	27,365,228
Net assets at end of year	$25,109,855	$30,880,455
Excess of distributions over net investment income	$(34,326)	$(83,733)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	88,009	1,660,371	121,514	2,012,224
Distributions reinvested	253,830	4,391,259	91,994	1,551,026
Redemptions	(389,697)	(7,386,847)	(349,288)	(5,945,182)
Net decrease	(47,858)	(1,335,217)	(135,780)	(2,381,932)
Class 2
Subscriptions	3,409	62,691	4,502	71,299
Distributions reinvested	5,018	82,849	1,829	29,649
Redemptions	(4,978)	(89,503)	(7,064)	(118,681)
Net increase (decrease)	3,449	56,037	(733)	(17,733)
Total net decrease	(44,409)	(1,279,180)	(136,513)	(2,399,665)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

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Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$18.71	(0.06)	0.02	(0.04)	(3.03)	(3.03)
Year Ended 12/31/2017	$15.31	(0.06)	4.43	4.37	(0.97)	(0.97)
Year Ended 12/31/2016	$16.85	(0.02)	1.93	1.91	(3.45)	(3.45)
Year Ended 12/31/2015	$17.04	(0.08)	0.82	0.74	(0.93)	(0.93)
Year Ended 12/31/2014	$18.20	(0.08)	(0.78)	(0.86)	(0.30)	(0.30)
Class 2
Year Ended 12/31/2018	$17.97	(0.10)	0.03	(0.07)	(2.99)	(2.99)
Year Ended 12/31/2017	$14.75	(0.10)	4.25	4.15	(0.93)	(0.93)
Year Ended 12/31/2016	$16.34	(0.06)	1.87	1.81	(3.40)	(3.40)
Year Ended 12/31/2015	$16.59	(0.12)	0.80	0.68	(0.93)	(0.93)
Year Ended 12/31/2014	$17.77	(0.12)	(0.76)	(0.88)	(0.30)	(0.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$15.64	(1.75%)	1.24%	0.90%	(0.31%)	156%	$24,611
Year Ended 12/31/2017	$18.71	29.25%	1.25%	0.93%	(0.38%)	153%	$30,341
Year Ended 12/31/2016	$15.31	12.74%	1.29%	0.94%	(0.13%)	183%	$26,912
Year Ended 12/31/2015	$16.85	3.83%	1.17%	0.96%	(0.47%)	150%	$27,479
Year Ended 12/31/2014	$17.04	(4.64%)	1.17%	0.96%	(0.50%)	138%	$30,488
Class 2
Year Ended 12/31/2018	$14.91	(2.00%)	1.49%	1.15%	(0.55%)	156%	$499
Year Ended 12/31/2017	$17.97	28.84%	1.50%	1.18%	(0.63%)	153%	$540
Year Ended 12/31/2016	$14.75	12.53%	1.54%	1.19%	(0.38%)	183%	$454
Year Ended 12/31/2015	$16.34	3.56%	1.42%	1.21%	(0.72%)	150%	$495
Year Ended 12/31/2014	$16.59	(4.86%)	1.43%	1.21%	(0.75%)	138%	$437
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	17

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
20	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.13% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.89%	0.93%
Class 2	1.14	1.18
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
144,093	(144,093)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,252,753	1,221,355	4,474,108	1,295,073	285,602	1,580,675
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,375,529	2,734,248	—	(1,574,702)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
26,782,946	1,605,403	(3,180,105)	(1,574,702)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $46,071,272 and $51,451,173, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At December 31, 2018, two unaffiliated shareholders of record owned 79.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
24	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Company Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Small Company Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Capital gain dividend
$2,874,110
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
28	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
30	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018	31

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
32	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Small Company Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1506 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Small Cap Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Small Cap Value Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	-18.01	3.87	10.43
Class 2	06/01/00	-18.17	3.63	10.21
Russell 2000 Value Index		-12.86	3.61	10.40
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Radian Group, Inc.	1.7
MGIC Investment Corp.	1.7
Iberiabank Corp.	1.2
Louisiana-Pacific Corp.	1.1
RLJ Lodging Trust	1.1
Investors Bancorp, Inc.	1.1
Sunstone Hotel Investors, Inc.	1.1
BankUnited, Inc.	1.0
UMB Financial Corp.	1.0
First Citizens BancShares Inc., Class A	1.0
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	98.4
Exchange-Traded Funds	0.4
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	1.5
Consumer Discretionary	10.1
Consumer Staples	4.0
Energy	5.7
Financials	37.2
Health Care	3.6
Industrials	13.5
Information Technology	9.0
Materials	7.2
Real Estate	7.6
Utilities	0.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -18.17%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned -12.86%. Materials, consumer discretionary and utilities stocks hampered relative performance, while holdings in the financials sector aided relative results.
Uncertainty rattled investors
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors as it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth rate hike of 2018 and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter of 2018. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of anticipated 2019 rate increases from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Contributors and detractors
After three solid quarters for stocks, fearful investors retreated as global geopolitical challenges trumped fundamentals. Against that backdrop, the Fund had some success in the financials sector, but it lost ground in the materials, consumer discretionary and utilities sectors. In the financials sector, we observed that banks had become very inexpensive relative to the overall sector, and we significantly increased the Fund’s allocation to banks in the third quarter of 2018. The Fund’s two best performers in the industry were First Bank of Puerto Rico and OFG Bank.
In the materials sector, metals stocks were hit hard on concerns tied to slowing global growth and global trade. A position in Ferroglobe, a leading producer of silicon metal and silicon- and manganese-based specialty alloys, detracted from returns. The company’s magnesium end markets were weak, and the price difference between raw materials and finished goods narrowed during the period. Shares of Textainer, which focuses on the purchasing, leasing, and resale of marine cargo containers, declined on fears of a global trade war. However, we believed that the company’s fundamentals remained strong, and its valuation remained attractive relative to its competitors.
In the consumer discretionary sector, the Fund’s underweight as well as positioning in retailers detracted from relative returns. Many of the Fund’s retail holdings are brick-and-mortar operations that have been unable to capitalize on the online retailing trend. Strong employment growth, rising consumer wages and a solid holiday season were good for retailers, especially those with online capabilities. Signet Jewelers, which owns the Kay and Zales names, took steps to de-risk its balance sheet by getting out of the consumer credit business. The move resulted in a one-time reduction in earnings, which disappointed investors, but we saw potential for higher quality earnings going forward and continued to own the stock. An underweight in the defensive utilities sector also weighed on relative results, as risk-averse investors gravitated toward the sector.
4	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
At the end of 2018, the Fund was weighted toward higher quality companies than its benchmark. We believe that many of these companies were trading below their intrinsic value. Tactically, we have positioned the Fund away from interest-rate-sensitive sectors, including utilities and REITs, and toward economically sensitive areas, such as financials and materials. We believe that the incremental volatility from this shift could be compensated by higher returns over the long term and provide significant diversification within the portfolio.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	791.80	1,020.68	4.18	4.71	0.92
Class 2	1,000.00	1,000.00	790.90	1,019.41	5.31	5.99	1.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 1.5%
Entertainment 0.4%
AMC Entertainment Holdings, Inc., Class A	36,443	447,520
Lions Gate Entertainment Corp., Class B	57,000	848,160
Total		1,295,680
Media 0.7%
Criteo SA, ADR(a)	46,455	1,055,458
Liberty Latin America Ltd., Class C(a)	57,983	844,812
Total		1,900,270
Wireless Telecommunication Services 0.4%
Shenandoah Telecommunications Co.	26,814	1,186,520
Total Communication Services		4,382,470
Consumer Discretionary 9.9%
Auto Components 1.7%
Cooper Tire & Rubber Co.	65,214	2,108,369
Gentherm, Inc.(a)	44,239	1,768,675
Modine Manufacturing Co.(a)	103,398	1,117,732
Total		4,994,776
Automobiles 0.4%
Thor Industries, Inc.	23,180	1,205,360
Distributors 0.2%
Educational Development Corp.	47,624	406,233
Diversified Consumer Services 0.3%
Carriage Services, Inc.	62,210	964,255
Household Durables 2.8%
Cavco Industries, Inc.(a)	7,757	1,011,358
Ethan Allen Interiors, Inc.	99,270	1,746,159
Hamilton Beach Brands Holding Co.	45,238	1,061,284
Hooker Furniture Corp.	38,563	1,015,749
Lifetime Brands, Inc.	70,447	706,583
TRI Pointe Group, Inc.(a)	244,727	2,674,866
Total		8,215,999
Leisure Products 0.6%
Acushnet Holdings Corp.	24,094	507,660
Malibu Boats, Inc., Class A(a)	33,462	1,164,478
Total		1,672,138
Common Stocks (continued)
Issuer	Shares	Value ($)
Multiline Retail 0.4%
Hudson’s Bay Co.	218,496	1,166,742
Specialty Retail 2.5%
Aaron’s, Inc.	54,378	2,286,595
Children’s Place, Inc. (The)	15,260	1,374,773
GameStop Corp., Class A	63,584	802,430
Signet Jewelers Ltd.	70,028	2,224,790
Vitamin Shoppe, Inc.(a)	94,563	448,229
Total		7,136,817
Textiles, Apparel & Luxury Goods 1.0%
Skechers U.S.A., Inc., Class A(a)	65,330	1,495,403
Steven Madden Ltd.	49,122	1,486,432
Total		2,981,835
Total Consumer Discretionary		28,744,155
Consumer Staples 3.9%
Food & Staples Retailing 1.9%
Andersons, Inc. (The)	60,677	1,813,635
Smart & Final Stores, Inc.(a)	252,955	1,199,007
SpartanNash Co.	60,303	1,036,006
Weis Markets, Inc.	32,767	1,565,607
Total		5,614,255
Food Products 1.4%
Fresh Del Monte Produce, Inc.	91,855	2,596,741
Hain Celestial Group, Inc. (The)(a)	97,002	1,538,452
Total		4,135,193
Personal Products 0.6%
Inter Parfums, Inc.	24,272	1,591,515
Total Consumer Staples		11,340,963
Energy 5.6%
Energy Equipment & Services 1.2%
Dawson Geophysical Co.(a)	311,270	1,052,093
Natural Gas Services Group, Inc.(a)	68,816	1,131,335
ProPetro Holding Corp.(a)	97,060	1,195,779
Total		3,379,207
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 4.4%
Callon Petroleum Co.(a)	232,588	1,509,496
Carrizo Oil & Gas, Inc.(a)	131,941	1,489,614
Delek U.S. Holdings, Inc.	68,313	2,220,855
Jagged Peak Energy, Inc.(a)	208,882	1,905,004
Laredo Petroleum, Inc.(a)	172,822	625,616
Pacific Ethanol, Inc.(a)	557,275	479,814
Range Resources Corp.	238,100	2,278,617
SM Energy Co.	100,477	1,555,384
Southwestern Energy Co.(a)	257,850	879,268
Total		12,943,668
Total Energy		16,322,875
Financials 36.5%
Banks 21.5%
BancFirst Corp.	46,932	2,341,907
BankUnited, Inc.	99,863	2,989,898
Banner Corp.	52,190	2,791,121
Boston Private Financial Holdings, Inc.	153,166	1,618,965
Bridge Bancorp, Inc.	42,501	1,083,351
Brookline Bancorp, Inc.	151,831	2,098,304
Capital City Bank Group, Inc.	85,435	1,982,946
CenterState Bank Corp.	91,423	1,923,540
Columbia Banking System, Inc.	67,509	2,449,902
Community Trust Bancorp, Inc.	37,727	1,494,366
FCB Financial Holdings, Inc., Class A(a)	48,969	1,644,379
Fidelity Southern Corp.	77,891	2,026,724
First BanCorp	326,700	2,809,620
First Citizens BancShares Inc., Class A	7,662	2,888,957
First Financial Corp.	38,859	1,560,189
First of Long Island Corp. (The)	82,820	1,652,259
Heritage Financial Corp.	41,296	1,227,317
Hilltop Holdings, Inc.	131,360	2,342,149
Iberiabank Corp.	54,850	3,525,758
Investors Bancorp, Inc.	297,233	3,091,223
National Bank Holdings Corp., Class A	53,285	1,644,908
Northrim BanCorp, Inc.	61,580	2,024,135
OFG Bancorp	133,800	2,202,348
Popular, Inc.	61,137	2,886,889
Sierra Bancorp	35,771	859,577
Common Stocks (continued)
Issuer	Shares	Value ($)
Texas Capital Bancshares, Inc.(a)	46,670	2,384,370
Towne Bank	100,872	2,415,884
UMB Financial Corp.	48,650	2,966,191
Union Bankshares Corp.	56,530	1,595,842
Total		62,523,019
Capital Markets 1.3%
GAIN Capital Holdings, Inc.	182,612	1,124,890
INTL FCStone, Inc.(a)	45,829	1,676,424
Moelis & Co., ADR, Class A	30,784	1,058,354
Total		3,859,668
Consumer Finance 1.0%
Enova International, Inc.(a)	39,741	773,360
FirstCash, Inc.	28,534	2,064,435
Total		2,837,795
Insurance 6.2%
American Equity Investment Life Holding Co.	90,757	2,535,751
Crawford & Co., Class A	102,814	915,045
EMC Insurance Group, Inc.	22,226	707,898
Employers Holdings, Inc.	53,025	2,225,459
FBL Financial Group, Inc., Class A	33,539	2,201,835
Global Indemnity Ltd	38,813	1,406,195
Heritage Insurance Holdings, Inc.	96,784	1,424,660
Horace Mann Educators Corp.	42,911	1,607,017
National Western Life Group, Inc., Class A	6,656	2,001,459
Protective Insurance Corp., Class B	54,286	903,862
United Fire Group, Inc.	35,270	1,955,722
Total		17,884,903
Thrifts & Mortgage Finance 6.5%
HomeStreet, Inc.(a)	107,880	2,290,292
MGIC Investment Corp.(a)	475,234	4,970,948
Provident Financial Holdings, Inc.	80,880	1,253,640
Radian Group, Inc.	304,930	4,988,655
Washington Federal, Inc.	74,605	1,992,700
Western New England Bancorp, Inc.	192,713	1,934,838
WSFS Financial Corp.	34,065	1,291,404
Total		18,722,477
Total Financials		105,827,862

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 3.5%
Biotechnology 1.7%
Coherus Biosciences, Inc.(a)	112,524	1,018,342
Dynavax Technologies Corp.(a)	149,698	1,369,737
Immunomedics, Inc.(a)	74,430	1,062,116
Novavax, Inc.(a)	307,034	564,943
Puma Biotechnology, Inc.(a)	43,263	880,402
Total		4,895,540
Health Care Equipment & Supplies 0.5%
Quotient Ltd.(a)	110,783	677,992
Sientra, Inc.(a)	49,121	624,328
Total		1,302,320
Pharmaceuticals 1.3%
Aerie Pharmaceuticals, Inc.(a)	36,400	1,314,040
BioDelivery Sciences International, Inc.(a)	319,265	1,181,280
TherapeuticsMD, Inc.(a)	370,400	1,411,224
Total		3,906,544
Total Health Care		10,104,404
Industrials 13.2%
Aerospace & Defense 0.9%
Aerojet Rocketdyne Holdings, Inc.(a)	70,960	2,499,921
Building Products 1.3%
Apogee Enterprises, Inc.	42,258	1,261,401
Resideo Technologies, Inc.(a)	36,450	749,048
Universal Forest Products, Inc.	69,031	1,792,045
Total		3,802,494
Commercial Services & Supplies 1.4%
Herman Miller, Inc.	64,970	1,965,343
Unifirst Corp.	15,433	2,207,999
Total		4,173,342
Construction & Engineering 0.4%
Northwest Pipe Co.(a)	46,381	1,080,214
Electrical Equipment 0.7%
Encore Wire Corp.	39,229	1,968,511
Machinery 4.9%
DMC Global Inc	29,958	1,052,125
EnPro Industries, Inc.	21,896	1,315,950
Common Stocks (continued)
Issuer	Shares	Value ($)
Global Brass & Copper Holdings, Inc.	75,530	1,899,579
Gorman-Rupp Co.	45,806	1,484,572
Kennametal, Inc.	57,350	1,908,608
LB Foster Co., Class A(a)	63,004	1,001,764
Lydall, Inc.(a)	54,831	1,113,618
Mueller Industries, Inc.	64,989	1,518,143
Standex International Corp.	19,990	1,342,928
Titan International, Inc.	136,129	634,361
Wabash National Corp.	83,990	1,098,589
Total		14,370,237
Professional Services 0.6%
Korn/Ferry International	46,436	1,836,079
Road & Rail 1.7%
Heartland Express, Inc.	78,700	1,440,210
Marten Transport Ltd.	92,350	1,495,146
Schneider National, Inc., Class B	30,122	562,378
Werner Enterprises, Inc.	48,728	1,439,425
Total		4,937,159
Trading Companies & Distributors 1.3%
Houston Wire & Cable Co.(a)	152,825	773,294
Textainer Group Holdings Ltd.(a)	195,012	1,942,320
Transcat, Inc.(a)	54,190	1,030,694
Total		3,746,308
Total Industrials		38,414,265
Information Technology 8.8%
Communications Equipment 1.6%
Acacia Communications, Inc.(a)	39,379	1,496,402
Casa Systems, Inc.(a)	59,470	780,841
Digi International, Inc.(a)	86,199	869,748
Lumentum Holdings, Inc.(a)	37,820	1,588,818
Total		4,735,809
Electronic Equipment, Instruments & Components 1.5%
AVX Corp.	134,740	2,054,785
MTS Systems Corp.	25,379	1,018,459
OSI Systems, Inc.(a)	19,010	1,393,433
Total		4,466,677

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 1.5%
Carbonite, Inc.(a)	34,800	879,048
Consolidated Water Co., Ltd.	53,787	627,157
Mantech International Corp., Class A	33,865	1,770,970
TTEC Holdings, Inc.	35,800	1,022,806
Total		4,299,981
Semiconductors & Semiconductor Equipment 2.9%
Advanced Energy Industries, Inc.(a)	27,970	1,200,752
Cirrus Logic, Inc.(a)	64,950	2,155,041
MACOM Technology Solutions Holdings, Inc.(a)	153,813	2,231,827
MKS Instruments, Inc.	29,330	1,895,011
Photronics, Inc.(a)	110,451	1,069,166
Total		8,551,797
Software 0.7%
MicroStrategy, Inc., Class A(a)	14,870	1,899,642
Technology Hardware, Storage & Peripherals 0.6%
Electronics for Imaging, Inc.(a)	64,120	1,590,176
Total Information Technology		25,544,082
Materials 7.1%
Chemicals 1.3%
Flotek Industries, Inc.(a)	502,782	548,032
Livent Corp.(a)	122,000	1,683,600
Tronox Ltd., Class A	175,992	1,369,218
Total		3,600,850
Containers & Packaging 0.3%
Greif, Inc., Class A	25,285	938,326
Metals & Mining 3.9%
Allegheny Technologies, Inc.(a)	102,114	2,223,022
Ampco-Pittsburgh Corp.(a)	121,130	375,503
Capstone Mining Corp.(a)	2,509,659	1,121,368
Century Aluminum Co.(a)	151,896	1,110,360
Commercial Metals Co.	130,930	2,097,499
Ferroglobe PLC	437,002	694,833
Olympic Steel, Inc.	84,242	1,202,133
Schnitzer Steel Industries, Inc., Class A	56,620	1,220,161
Universal Stainless & Alloy Products, Inc.(a)	81,053	1,313,869
Total		11,358,748
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 1.6%
Domtar Corp.	40,120	1,409,416
Louisiana-Pacific Corp.	145,150	3,225,233
Total		4,634,649
Total Materials		20,532,573
Real Estate 7.5%
Equity Real Estate Investment Trusts (REITS) 6.8%
Chesapeake Lodging Trust	93,214	2,269,761
CoreCivic, Inc.	71,657	1,277,644
Farmland Partners, Inc.	328,940	1,493,388
GEO Group, Inc. (The)	28,248	556,486
Highwoods Properties, Inc.	55,500	2,147,295
Mack-Cali Realty Corp.	140,620	2,754,746
PotlatchDeltic Corp.	56,524	1,788,419
RLJ Lodging Trust	195,350	3,203,740
SITE Centers Corp.	111,115	1,230,043
Sunstone Hotel Investors, Inc.	235,432	3,062,970
Total		19,784,492
Real Estate Management & Development 0.7%
Legacy Housing Corp.(a)	70,544	841,590
St. Joe Co. (The)(a)	77,750	1,023,967
Total		1,865,557
Total Real Estate		21,650,049
Utilities 0.5%
Gas Utilities 0.5%
Southwest Gas Holdings, Inc.	20,971	1,604,282
Total Utilities		1,604,282
Total Common Stocks (Cost $313,544,682)		284,467,980

Exchange-Traded Funds 0.4%
	Shares	Value ($)
iShares Russell 2000 Value ETF	10,800	1,161,432
Total Exchange-Traded Funds (Cost $1,278,549)		1,161,432

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	3,606,415	3,606,055
Total Money Market Funds (Cost $3,606,055)		3,606,055
Total Investments in Securities (Cost: $318,429,286)		289,235,467
Other Assets & Liabilities, Net		1,045,837
Net Assets		290,281,304
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	4,938,168	78,227,073	(79,558,826)	3,606,415	(1,320)	—	58,911	3,606,055
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	4,382,470	—	—	—	4,382,470
Consumer Discretionary	28,744,155	—	—	—	28,744,155
Consumer Staples	11,340,963	—	—	—	11,340,963
Energy	16,322,875	—	—	—	16,322,875
Financials	105,827,862	—	—	—	105,827,862
Health Care	10,104,404	—	—	—	10,104,404
Industrials	38,414,265	—	—	—	38,414,265
Information Technology	25,544,082	—	—	—	25,544,082
Materials	20,532,573	—	—	—	20,532,573
Real Estate	21,650,049	—	—	—	21,650,049
Utilities	1,604,282	—	—	—	1,604,282
Total Common Stocks	284,467,980	—	—	—	284,467,980
Exchange-Traded Funds	1,161,432	—	—	—	1,161,432
Money Market Funds	—	—	—	3,606,055	3,606,055
Total Investments in Securities	285,629,412	—	—	3,606,055	289,235,467
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $314,823,231)	$285,629,412
Affiliated issuers (cost $3,606,055)	3,606,055
Receivable for:
Investments sold	1,920,853
Capital shares sold	1,263,730
Dividends	502,931
Foreign tax reclaims	200
Expense reimbursement due from Investment Manager	38,517
Prepaid expenses	1,472
Trustees’ deferred compensation plan	68,616
Total assets	293,031,786
Liabilities
Payable for:
Investments purchased	2,233,351
Capital shares purchased	12,937
Management services fees	223,107
Distribution and/or service fees	62,927
Service fees	59,997
Compensation of board members	1,168
Compensation of chief compliance officer	36
Other expenses	88,343
Trustees’ deferred compensation plan	68,616
Total liabilities	2,750,482
Net assets applicable to outstanding capital stock	$290,281,304
Represented by
Paid in capital	291,415,954
Total distributable earnings (loss) (Note 2)	(1,134,650)
Total - representing net assets applicable to outstanding capital stock	$290,281,304
Class 1
Net assets	$5,525,356
Shares outstanding	388,453
Net asset value per share	$14.22
Class 2
Net assets	$284,755,948
Shares outstanding	20,170,668
Net asset value per share	$14.12
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	13

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$5,193,905
Dividends — affiliated issuers	58,911
Foreign taxes withheld	(14,427)
Total income	5,238,389
Expenses:
Management services fees	3,181,170
Distribution and/or service fees
Class 2	897,377
Service fees	484,457
Compensation of board members	17,851
Custodian fees	18,589
Printing and postage fees	72,504
Audit fees	30,479
Legal fees	8,024
Compensation of chief compliance officer	145
Other	20,026
Total expenses	4,730,622
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(456,222)
Total net expenses	4,274,400
Net investment income	963,989
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	27,370,322
Investments — affiliated issuers	(1,320)
Foreign currency translations	1,098
Net realized gain	27,370,100
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(92,094,857)
Foreign currency translations	1
Net change in unrealized appreciation (depreciation)	(92,094,856)
Net realized and unrealized loss	(64,724,756)
Net decrease in net assets resulting from operations	$(63,760,767)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$963,989	$552,796
Net realized gain	27,370,100	53,776,272
Net change in unrealized appreciation (depreciation)	(92,094,856)	(4,153,020)
Net increase (decrease) in net assets resulting from operations	(63,760,767)	50,176,048
Distributions to shareholders
Net investment income and net realized gains
Class 1	(980,459)
Class 2	(53,301,432)
Net investment income
Class 1		(33,824)
Class 2		(1,205,938)
Net realized gains
Class 1		(420,439)
Class 2		(24,692,061)
Total distributions to shareholders (Note 2)	(54,281,891)	(26,352,262)
Increase (decrease) in net assets from capital stock activity	26,497,488	(46,183,887)
Total decrease in net assets	(91,545,170)	(22,360,101)
Net assets at beginning of year	381,826,474	404,186,575
Net assets at end of year	$290,281,304	$381,826,474
Undistributed net investment income	$936,360	$613,511

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	52,588	930,571	78,316	1,520,395
Distributions reinvested	54,561	980,459	24,476	454,263
Redemptions	(72,660)	(1,441,668)	(66,999)	(1,294,314)
Net increase	34,489	469,362	35,793	680,344
Class 2
Subscriptions	1,109,990	19,648,565	1,039,096	19,881,093
Distributions reinvested	2,986,074	53,301,432	1,402,925	25,897,999
Redemptions	(2,495,991)	(46,921,871)	(4,815,930)	(92,643,323)
Net increase (decrease)	1,600,073	26,028,126	(2,373,909)	(46,864,231)
Total net increase (decrease)	1,634,562	26,497,488	(2,338,116)	(46,183,887)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$20.30	0.10	(3.12)	(3.02)	(0.08)	(2.98)	(3.06)
Year Ended 12/31/2017	$19.11	0.08	2.52	2.60	(0.10)	(1.31)	(1.41)
Year Ended 12/31/2016	$16.02	0.10	4.82	4.92	(0.11)	(1.72)	(1.83)
Year Ended 12/31/2015	$18.42	0.10	(1.15)	(1.05)	(0.15)	(1.20)	(1.35)
Year Ended 12/31/2014	$20.46	0.16	0.46	0.62	(0.12)	(2.54)	(2.66)
Class 2
Year Ended 12/31/2018	$20.17	0.05	(3.08)	(3.03)	(0.04)	(2.98)	(3.02)
Year Ended 12/31/2017	$19.01	0.03	2.50	2.53	(0.06)	(1.31)	(1.37)
Year Ended 12/31/2016	$15.94	0.06	4.80	4.86	(0.07)	(1.72)	(1.79)
Year Ended 12/31/2015	$18.33	0.06	(1.14)	(1.08)	(0.11)	(1.20)	(1.31)
Year Ended 12/31/2014	$20.39	0.12	0.46	0.58	(0.10)	(2.54)	(2.64)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$14.22	(18.01%)	1.05%	0.92%	0.51%	49%	$5,525
Year Ended 12/31/2017	$20.30	14.31%	1.01% (c)	0.93% (c)	0.41%	52%	$7,186
Year Ended 12/31/2016	$19.11	33.04%	0.98%	0.93%	0.60%	62%	$6,081
Year Ended 12/31/2015	$16.02	(6.12%)	0.98%	0.93%	0.56%	64%	$6,045
Year Ended 12/31/2014	$18.42	3.28%	0.98%	0.88%	0.81%	51%	$7,270
Class 2
Year Ended 12/31/2018	$14.12	(18.17%)	1.30%	1.17%	0.26%	49%	$284,756
Year Ended 12/31/2017	$20.17	13.98%	1.26% (c)	1.18% (c)	0.14%	52%	$374,640
Year Ended 12/31/2016	$19.01	32.74%	1.23%	1.18%	0.37%	62%	$398,105
Year Ended 12/31/2015	$15.94	(6.32%)	1.23%	1.18%	0.32%	64%	$320,184
Year Ended 12/31/2014	$18.33	3.05%	1.23%	1.10%	0.60%	51%	$368,768
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	17

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
20	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.13% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.92%	0.93%
Class 2	1.17	1.18
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,098	(1,098)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,402,147	37,879,744	54,281,891	11,695,315	14,656,947	26,352,262
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,177,340	25,119,430	—	(29,355,147)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
318,590,614	27,169,940	(56,525,087)	(29,355,147)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $175,247,590 and $200,654,664, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At December 31, 2018, three unaffiliated shareholders of record owned 93.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
24	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Dividends received deduction	Capital gain dividend
24.52%	$26,434,113
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
28	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
30	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018	31

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
32	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1501 AR (02/19)

Annual Report
December 31, 2018
CTIVP® – AQR Managed Futures Strategy Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

CTIVP® – AQR Managed Futures Strategy Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
CTIVP® – AQR Managed Futures Strategy Fund (the Fund) seeks positive absolute returns.
Portfolio management
AQR Capital Management, LLC
Clifford Asness, Ph.D., M.B.A.
John Liew, Ph.D., M.B.A.
Brian Hurst
Yao Hua Ooi
Ari Levine, M.S.
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	-7.61	-1.56	0.72
Class 2	04/30/12	-7.75	-1.81	0.49
FTSE Three-Month U.S. Treasury Bill Index		1.86	0.60	0.47
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Fund at a Glance  (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – AQR Managed Futures Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	149.1	(0.0) (b)	149.1
Commodities Derivative Contracts	0.6	(6.3)	(5.7)
Equity Derivative Contracts	0.0 (b)	(17.9)	(17.9)
Foreign Currency Derivative Contracts	57.8	(83.3)	(25.5)
Total Notional Market Value of Derivative Contracts	207.5	(107.5)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.
(b) Rounds to zero.
Portfolio Holdings (%) (at December 31, 2018)
Money Market Funds	66.7
Treasury Bills	27.8
Other Assets	5.5
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in money market funds (including an affiliated fund) and U.S. Treasury Bills, which have been segregated to cover obligations relating to the Fund’s investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 90.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -7.75%. The Fund underperformed its benchmark, the FTSE Three-Month U.S. Treasury Bill Index, which returned 1.86% over the same period. In a difficult environment for the Fund’s strategy, trend following in equities, currencies and commodities detracted from performance.
Fund strategy
The Fund pursues an active managed futures strategy that invests in a diverse portfolio of futures and forwards across global equity, fixed-income, currency and commodity markets. The Fund uses both short-term and long-term trend following signals to attempt to profit from different types of trends that occur in these markets. Trend following can be described as going long in markets that have been rising in price, and going short in markets that have been falling in price. In addition to trend-following signals, we incorporate signals that seek to identify overextended trends, and reduce risk when the chance of a reversal is seen as higher than normal, since market reversals generally cause losses for trend-following strategies.
Market themes
2018 was a difficult environment for trend following. Changing economic expectations, rising political and trade risks globally, shifting tones in monetary policy rhetoric and changing global energy dynamics caused reversals across asset classes. By asset class, trend following in currencies detracted most, as the U.S. dollar and euro sharply reversed their longer term trends in the second quarter due to relative U.S. economic strength versus Europe and a widening rate differential.
Commodities also detracted over the year, driven by the sharp reversal and sell-off in crude oil and related commodities towards the end of the year, which happened as the U.S. offered waivers for Iranian oil purchases, supplies remained ample and global growth concerns rose. Trend following in fixed income was flat as the longer term bearish U.S. fixed-income trend reversed late in the year. Global equity markets exhibited large reversals of longer term bullish trends in February and more recently in October, causing losses within equities. However, trend following in equities produced meaningful offsetting gains in December across signals as global equity markets declined.
Significant performance factors
The largest detractors from Fund performance during the period came from trend following in currencies, commodities and equities. Losses were shared across signal types; short-term signals were the primary detractor as they were whipsawed by changing equity markets over the period. Gains in December offset some losses as markets fell further and positioning turned net short in October. At year-end, positioning was short across all major regions and signal horizons. Meanwhile, several currencies staged notable reversals over the year. The U.S. dollar and euro reversed their longer term trends in the second quarter due to relative U.S. economic strength versus Europe and a widening rate differential. Both currencies exhibited shorter term reversals on ongoing trade negotiations, rising eurozone political risks and emerging market contagion fears, while changing sentiment around Brexit negotiations caused reversals in the British pound.
Trend following in commodities also detracted, driven primarily by the year-end sudden sell-off in energy markets as they reversed previous bullish trends on factors including slowing global growth and the U.S. offering waivers for Iranian oil purchases. Reversals in agricultural markets also detracted from performance, driven by changing expectations for crop conditions and trade tensions between the U.S. and China. At the same time, trend following in short-term U.S. fixed income and in U.S. equities contributed to performance as bearish short-term U.S. fixed-income trends and bullish trends in U.S. equities broadly continued over the year, particularly in small cap and tech-focused equities.
4	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Changes in portfolio positioning
Although the portfolio is not managed to the weights of any benchmark, the Fund ended broadly long in equities across geographies on continued agreement between short-term and long-term signals. Within fixed income, the Fund ended the period long in German bond futures and short in U.S. bond futures. Within currencies, the Fund ended the period net short in U.S. dollar and Japanese yen crosses and net long in euro crosses. Within commodities, the Fund ended the period net long in energies and base metals and net short in agricultural products.
The Fund’s positioning is a function of market returns, since a trend-following strategy is reactive to past returns. Changes in the Fund’s asset allocation relate to how attractive trends are within an asset class. In the long-term, we manage a balanced asset allocation. In 2018, the Fund’s exposure to global equities, based on projected risks, flipped from positive to negative by year end as bullish equity trends reversed and equity exposures turned from long to short. Other asset classes also contributed to the negative performance at year end, particularly as fixed-income exposures turned long and net commodity exposures turned short.
Derivatives generated bulk of fund returns
All of the Fund’s exposures are achieved using derivative securities, which are responsible for the main portion of the returns generated. We invest in futures contracts and futures-related instruments, including global developed and emerging market equity index futures, global developed and emerging market currency forwards, commodity futures and swaps on commodity futures, global developed market bonds and interest rate futures, swaps on bond futures, as well as cash and cash equivalents. We believe derivatives offer the most liquid, lowest cost and most efficient way to gain diversified exposure across asset classes. Note, however, that given how these derivatives work, the Fund is invested heavily in cash at all times, and uses some percentage, usually between 10% and 15% of that cash, as collateral to support its derivative positions.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	975.50	1,019.51	5.76	5.89	1.15
Class 2	1,000.00	1,000.00	975.40	1,018.25	7.01	7.16	1.40
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Consolidated Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Treasury Bills 27.8%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 27.8%
U.S. Treasury Bills
01/10/2019	2.150%	682,000	681,599
01/24/2019	2.230%	36,443,000	36,389,634
01/31/2019	2.240%	24,337,000	24,290,824
02/21/2019	2.320%	1,963,000	1,956,529
05/02/2019	2.400%	464,000	460,307
05/30/2019	2.430%	4,464,000	4,419,938
06/20/2019	2.450%	2,018,000	1,995,064
06/27/2019	2.450%	1,679,000	1,659,137
Total			71,853,032
Total Treasury Bills (Cost $71,856,262)			71,853,032
Money Market Funds 66.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(b)	102,044,857	102,034,652
JPMorgan Prime Money Market Fund, Capital Shares, 2.535%(a)	35,000,000	35,003,500
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Shares, 2.401%(a)	35,000,000	35,000,000
Total Money Market Funds (Cost $172,035,616)		172,038,152
Total Investments in Securities (Cost: $243,891,878)		243,891,184
Other Assets & Liabilities, Net		14,133,564
Net Assets		258,024,748
At December 31, 2018, securities and/or cash totaling $13,482,247 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
14,920,000 AUD	10,697,956 USD	Citi	03/20/2019	175,245	—
1,193,400 BRL	309,679 USD	Citi	03/20/2019	3,507	—
690,600 BRL	175,987 USD	Citi	03/20/2019	—	(1,189)
11,388,800 CAD	8,467,713 USD	Citi	03/20/2019	110,599	—
3,768,400 CHF	3,833,321 USD	Citi	03/20/2019	—	(28,377)
801,141,980 CLP	1,189,265 USD	Citi	03/20/2019	33,919	—
19,871,200 CLP	28,644 USD	Citi	03/20/2019	—	(13)
1,952,778,355 COP	602,851 USD	Citi	03/20/2019	3,727	—
6,133,600 COP	1,862 USD	Citi	03/20/2019	—	(20)
2,473,494 EUR	2,854,723 USD	Citi	03/20/2019	2,417	—
16,263,707 EUR	18,642,302 USD	Citi	03/20/2019	—	(112,168)
1,006,000 GBP	1,291,420 USD	Citi	03/20/2019	4,396	—
2,160,400 GBP	2,743,369 USD	Citi	03/20/2019	—	(20,535)
352,800 HKD	45,230 USD	Citi	03/20/2019	73	—
681,667,603 HUF	2,423,009 USD	Citi	03/20/2019	—	(22,726)
2,467,156,329 IDR	170,216 USD	Citi	03/20/2019	638	—
4,365,254,816 IDR	296,690 USD	Citi	03/20/2019	—	(3,352)
5,216,000 ILS	1,414,126 USD	Citi	03/20/2019	10,808	—
57,200 ILS	15,312 USD	Citi	03/20/2019	—	(77)
108,745,644 INR	1,515,480 USD	Citi	03/20/2019	—	(35,140)
925,429,542 JPY	8,283,760 USD	Citi	03/20/2019	—	(211,858)
101,377,398 KRW	91,624 USD	Citi	03/20/2019	349	—
5,152,760,586 KRW	4,595,100 USD	Citi	03/20/2019	—	(44,183)
33,709,600 MXN	1,625,294 USD	Citi	03/20/2019	—	(69,736)
16,468,400 NOK	1,930,523 USD	Citi	03/20/2019	19,424	—
1,608,000 NOK	185,605 USD	Citi	03/20/2019	—	(997)
5,329,200 NZD	3,623,521 USD	Citi	03/20/2019	41,731	—
320,000 NZD	215,032 USD	Citi	03/20/2019	—	(42)
52,314,400 PHP	982,116 USD	Citi	03/20/2019	—	(10,487)
452,400 PLN	119,845 USD	Citi	03/20/2019	—	(1,258)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	7

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
65,045,596 SEK	7,268,490 USD	Citi	03/20/2019	—	(115,814)
2,451,200 SGD	1,792,089 USD	Citi	03/20/2019	—	(9,515)
62,704,400 TWD	2,053,594 USD	Citi	03/20/2019	—	(10,941)
277,703 USD	381,200 AUD	Citi	03/20/2019	—	(8,852)
46,637 USD	182,800 BRL	Citi	03/20/2019	262	—
84,641 USD	327,600 BRL	Citi	03/20/2019	—	(594)
307,919 USD	411,200 CAD	Citi	03/20/2019	—	(6,180)
4,871,225 USD	4,804,400 CHF	Citi	03/20/2019	52,122	—
74,424 USD	72,400 CHF	Citi	03/20/2019	—	(232)
905,057 USD	606,799,600 CLP	Citi	03/20/2019	—	(29,976)
10,203 USD	33,452,000 COP	Citi	03/20/2019	60	—
521,913 USD	1,673,064,400 COP	Citi	03/20/2019	—	(8,606)
15,255,551 USD	13,274,400 EUR	Citi	03/20/2019	51,804	—
6,173,346 USD	5,341,600 EUR	Citi	03/20/2019	—	(13,688)
781,186 USD	614,800 GBP	Citi	03/20/2019	5,357	—
3,583 USD	2,800 GBP	Citi	03/20/2019	—	—
8,406 USD	65,600 HKD	Citi	03/20/2019	—	(9)
1,931,594 USD	545,176,800 HUF	Citi	03/20/2019	24,429	—
368,437 USD	102,666,000 HUF	Citi	03/20/2019	—	(84)
776,943 USD	11,437,586,000 IDR	Citi	03/20/2019	9,208	—
523,548 USD	7,586,131,200 IDR	Citi	03/20/2019	—	(2,123)
273,483 USD	1,020,400 ILS	Citi	03/20/2019	1,046	—
511,802 USD	1,888,000 ILS	Citi	03/20/2019	—	(3,852)
2,542,449 USD	181,320,400 INR	Citi	03/20/2019	43,024	—
10,390,158 USD	1,161,599,600 JPY	Citi	03/20/2019	273,544	—
116,071 USD	129,534,800 KRW	Citi	03/20/2019	555	—
1,700,438 USD	1,885,754,000 KRW	Citi	03/20/2019	—	(2,601)
1,526,608 USD	31,071,200 MXN	Citi	03/20/2019	35,754	—
39,909 USD	793,200 MXN	Citi	03/20/2019	—	(24)
12,747 USD	110,400 NOK	Citi	03/20/2019	65	—
1,355,534 USD	11,502,000 NOK	Citi	03/20/2019	—	(20,768)
5,552,707 USD	8,089,200 NZD	Citi	03/20/2019	—	(115,901)
844,634 USD	44,633,200 PHP	Citi	03/20/2019	2,228	—
124,287 USD	6,543,600 PHP	Citi	03/20/2019	—	(130)
3,985,626 USD	15,005,600 PLN	Citi	03/20/2019	31,237	—
50,930 USD	190,000 PLN	Citi	03/20/2019	—	(69)
4,465,323 USD	39,962,400 SEK	Citi	03/20/2019	71,410	—
1,869,879 USD	2,557,200 SGD	Citi	03/20/2019	9,633	—
676,075 USD	20,652,000 TWD	Citi	03/20/2019	3,890	—
42,567 USD	1,292,800 TWD	Citi	03/20/2019	—	(2)
3,538,488 USD	49,541,600 ZAR	Citi	03/20/2019	—	(126,564)
12,124,800 ZAR	839,218 USD	Citi	03/20/2019	4,185	—
7,992,000 ZAR	546,559 USD	Citi	03/20/2019	—	(3,849)
22,380,000 AUD	16,046,913 USD	JPMorgan	03/20/2019	262,848	—
1,790,100 BRL	464,517 USD	JPMorgan	03/20/2019	5,261	—
1,035,900 BRL	263,980 USD	JPMorgan	03/20/2019	—	(1,784)
17,083,200 CAD	12,701,553 USD	JPMorgan	03/20/2019	165,883	—
5,652,600 CHF	5,749,974 USD	JPMorgan	03/20/2019	—	(42,572)
1,201,712,972 CLP	1,783,896 USD	JPMorgan	03/20/2019	50,876	—
29,806,800 CLP	42,966 USD	JPMorgan	03/20/2019	—	(20)
2,929,167,533 COP	904,276 USD	JPMorgan	03/20/2019	5,590	—
9,200,400 COP	2,792 USD	JPMorgan	03/20/2019	—	(30)
3,710,240 EUR	4,282,078 USD	JPMorgan	03/20/2019	3,620	—
24,395,559 EUR	27,963,416 USD	JPMorgan	03/20/2019	—	(168,287)
1,509,000 GBP	1,937,128 USD	JPMorgan	03/20/2019	6,591	—
3,240,600 GBP	4,115,048 USD	JPMorgan	03/20/2019	—	(30,807)
529,200 HKD	67,845 USD	JPMorgan	03/20/2019	110	—
1,022,501,405 HUF	3,634,509 USD	JPMorgan	03/20/2019	—	(34,094)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,700,734,495 IDR	255,323 USD	JPMorgan	03/20/2019	957	—
6,547,882,224 IDR	445,034 USD	JPMorgan	03/20/2019	—	(5,028)
7,824,000 ILS	2,121,187 USD	JPMorgan	03/20/2019	16,209	—
85,800 ILS	22,968 USD	JPMorgan	03/20/2019	—	(116)
163,118,468 INR	2,273,217 USD	JPMorgan	03/20/2019	—	(52,713)
1,388,144,314 JPY	12,425,624 USD	JPMorgan	03/20/2019	—	(317,802)
152,066,097 KRW	137,435 USD	JPMorgan	03/20/2019	523	—
7,729,140,879 KRW	6,892,641 USD	JPMorgan	03/20/2019	—	(66,283)
50,564,400 MXN	2,437,938 USD	JPMorgan	03/20/2019	—	(104,607)
24,702,600 NOK	2,895,781 USD	JPMorgan	03/20/2019	29,132	—
2,412,000 NOK	278,408 USD	JPMorgan	03/20/2019	—	(1,496)
7,993,800 NZD	5,435,275 USD	JPMorgan	03/20/2019	62,589	—
480,000 NZD	322,548 USD	JPMorgan	03/20/2019	—	(63)
78,471,600 PHP	1,473,172 USD	JPMorgan	03/20/2019	—	(15,733)
678,600 PLN	179,767 USD	JPMorgan	03/20/2019	—	(1,888)
97,568,404 SEK	10,903,100 USD	JPMorgan	03/20/2019	—	(173,356)
3,676,800 SGD	2,688,176 USD	JPMorgan	03/20/2019	—	(14,229)
94,056,600 TWD	3,080,387 USD	JPMorgan	03/20/2019	—	(16,416)
416,556 USD	571,800 AUD	JPMorgan	03/20/2019	—	(13,279)
69,955 USD	274,200 BRL	JPMorgan	03/20/2019	392	—
126,961 USD	491,400 BRL	JPMorgan	03/20/2019	—	(891)
461,879 USD	616,800 CAD	JPMorgan	03/20/2019	—	(9,270)
7,306,847 USD	7,206,600 CHF	JPMorgan	03/20/2019	78,173	—
111,637 USD	108,600 CHF	JPMorgan	03/20/2019	—	(348)
1,357,587 USD	910,199,400 CLP	JPMorgan	03/20/2019	—	(44,966)
15,305 USD	50,178,000 COP	JPMorgan	03/20/2019	90	—
782,870 USD	2,509,596,600 COP	JPMorgan	03/20/2019	—	(12,911)
22,884,504 USD	19,911,600 EUR	JPMorgan	03/20/2019	76,528	—
9,260,030 USD	8,012,400 EUR	JPMorgan	03/20/2019	—	(20,543)
1,169,733 USD	922,200 GBP	JPMorgan	03/20/2019	10,082	—
5,374 USD	4,200 GBP	JPMorgan	03/20/2019	—	—
12,609 USD	98,400 HKD	JPMorgan	03/20/2019	—	(14)
2,897,395 USD	817,765,200 HUF	JPMorgan	03/20/2019	36,640	—
552,656 USD	153,999,000 HUF	JPMorgan	03/20/2019	—	(127)
1,165,416 USD	17,156,379,000 IDR	JPMorgan	03/20/2019	13,810	—
785,323 USD	11,379,196,800 IDR	JPMorgan	03/20/2019	—	(3,186)
410,225 USD	1,530,600 ILS	JPMorgan	03/20/2019	1,569	—
767,703 USD	2,832,000 ILS	JPMorgan	03/20/2019	—	(5,779)
3,813,679 USD	271,980,600 INR	JPMorgan	03/20/2019	64,531	—
15,585,708 USD	1,742,399,400 JPY	JPMorgan	03/20/2019	409,846	—
174,107 USD	194,302,200 KRW	JPMorgan	03/20/2019	833	—
2,550,659 USD	2,828,631,000 KRW	JPMorgan	03/20/2019	—	(3,904)
2,289,915 USD	46,606,800 MXN	JPMorgan	03/20/2019	53,628	—
59,863 USD	1,189,800 MXN	JPMorgan	03/20/2019	—	(36)
19,121 USD	165,600 NOK	JPMorgan	03/20/2019	96	—
2,033,303 USD	17,253,000 NOK	JPMorgan	03/20/2019	—	(31,154)
8,329,070 USD	12,133,800 NZD	JPMorgan	03/20/2019	—	(173,862)
1,266,952 USD	66,949,800 PHP	JPMorgan	03/20/2019	3,340	—
186,431 USD	9,815,400 PHP	JPMorgan	03/20/2019	—	(196)
5,978,446 USD	22,508,400 PLN	JPMorgan	03/20/2019	46,848	—
76,395 USD	285,000 PLN	JPMorgan	03/20/2019	—	(103)
6,695,926 USD	59,943,600 SEK	JPMorgan	03/20/2019	109,173	—
2,804,822 USD	3,835,800 SGD	JPMorgan	03/20/2019	14,446	—
1,014,114 USD	30,978,000 TWD	JPMorgan	03/20/2019	5,833	—
63,851 USD	1,939,200 TWD	JPMorgan	03/20/2019	—	(3)
5,307,739 USD	74,312,400 ZAR	JPMorgan	03/20/2019	—	(189,853)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	9

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
18,187,200 ZAR	1,258,826 USD	JPMorgan	03/20/2019	6,276	—
11,988,000 ZAR	819,838 USD	JPMorgan	03/20/2019	—	(5,774)
Total				2,568,969	(2,606,055)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	94	06/2019	EUR	23,568,150	992	—
3-Month Euro Euribor	120	09/2019	EUR	30,082,500	9,902	—
3-Month Euro Euribor	206	12/2019	EUR	51,628,750	47,643	—
3-Month Euro Euribor	263	03/2020	EUR	65,894,650	99,172	—
3-Month Euro Euribor	254	06/2020	EUR	63,607,950	111,899	—
3-Month Euro Euribor	232	09/2020	EUR	58,066,700	100,936	—
3-Month Euro Euribor	132	12/2020	EUR	33,018,150	41,855	—
3-Month Euro Swiss Franc	7	06/2019	CHF	1,762,600	—	(283)
3-Month Euro Swiss Franc	23	12/2019	CHF	5,787,375	—	(384)
90-Day Sterling	17	06/2019	GBP	2,103,538	—	(205)
90-Day Sterling	19	09/2019	GBP	2,349,944	—	(288)
90-Day Sterling	17	12/2019	GBP	2,101,413	—	(296)
90-Day Sterling	18	03/2020	GBP	2,224,463	—	(207)
90-Day Sterling	18	06/2020	GBP	2,223,675	—	(17)
90-Day Sterling	17	09/2020	GBP	2,099,394	—	(39)
90-Day Sterling	16	12/2020	GBP	1,975,300	80	—
Australian 10-Year Bond	185	03/2019	AUD	24,544,868	130,255	—
Australian 3-Year Bond	373	03/2019	AUD	41,855,236	102,448	—
Banker’s Acceptance	10	06/2019	CAD	2,444,125	1,008	—
Banker’s Acceptance	9	09/2019	CAD	2,199,600	2,142	—
British Pound	4	03/2019	USD	319,750	—	(402)
Canadian Government 10-Year Bond	9	03/2019	CAD	1,230,930	6,021	—
Cocoa	9	03/2019	USD	217,440	9,844	—
Euro CHF 3-Month ICE	14	09/2019	CHF	3,524,850	—	(184)
Euro-Bobl	39	03/2019	EUR	5,168,280	1,816	—
Eurodollar 90-Day	22	06/2019	USD	5,352,325	4,045	—
Eurodollar 90-Day	23	09/2019	USD	5,597,050	7,037	—
Eurodollar 90-Day	14	12/2019	USD	3,407,250	5,898	—
Eurodollar 90-Day	14	03/2020	USD	3,410,575	6,309	—
Eurodollar 90-Day	15	06/2020	USD	3,656,438	7,067	—
Eurodollar 90-Day	21	09/2020	USD	5,121,113	9,917	—
Eurodollar 90-Day	24	12/2020	USD	5,851,800	10,802	—
Euro-Schatz	241	03/2019	EUR	26,977,540	16,046	—
Gold 100 oz.	9	02/2019	USD	1,153,170	16,511	—
Japanese 10-Year Government Bond	19	03/2019	JPY	2,897,120,000	89,401	—
Natural Gas	17	01/2019	USD	499,800	—	(197,424)
New Zealand Dollar	682	03/2019	USD	45,830,400	—	(1,260,816)
U.S. Long Bond	14	03/2019	USD	2,044,000	14,172	—
U.S. Treasury 10-Year Note	38	03/2019	USD	4,636,594	36,024	—
U.S. Treasury 2-Year Note	94	03/2019	USD	19,957,375	55,091	—
U.S. Treasury 5-Year Note	66	03/2019	USD	7,569,375	47,858	—
U.S. Ultra Treasury Bond	10	03/2019	USD	1,606,563	—	(11,402)
Total					992,191	(1,471,947)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam Index	(5)	01/2019	EUR	(487,720)	8,478	—
Australian Dollar	(309)	03/2019	USD	(21,790,680)	535,038	—
Brent Crude	(72)	01/2019	USD	(3,873,600)	311,277	—
CAC40 Index	(41)	01/2019	EUR	(1,938,685)	30,910	—
Canadian Dollar	(68)	03/2019	USD	(4,998,680)	127,020	—
Cocoa	(1)	03/2019	GBP	(17,660)	—	(2,443)
Coffee	(19)	03/2019	USD	(725,681)	44,632	—
Copper	(5)	03/2019	USD	(746,219)	10,685	—
Copper	(25)	03/2019	USD	(1,644,375)	43,919	—
Corn	(40)	03/2019	USD	(750,000)	—	(746)
Cotton	(18)	03/2019	USD	(649,800)	39,758	—
DAX Index	(28)	03/2019	EUR	(7,393,050)	181,590	—
DJIA Mini E	(29)	03/2019	USD	(3,373,860)	112,960	—
Euro FX	(513)	03/2019	USD	(73,888,031)	—	(169,717)
EURO STOXX 50	(86)	03/2019	EUR	(2,557,640)	67,350	—
FTSE 100 Index	(97)	03/2019	GBP	(6,459,230)	11,769	—
FTSE/JSE Top 40 Index	(8)	03/2019	ZAR	(3,764,640)	—	(8,727)
FTSE/MIB Index	(4)	03/2019	EUR	(364,120)	11,452	—
Gas Oil	(145)	02/2019	USD	(7,413,125)	376,981	—
Hang Seng Index	(21)	01/2019	HKD	(27,146,700)	—	(19,906)
H-Shares Index	(35)	01/2019	HKD	(17,678,500)	—	(2,077)
IBEX 35 Index	(11)	01/2019	EUR	(936,881)	22,004	—
KOSPI 200 Index	(231)	03/2019	KRW	(15,130,500,000)	12,461	—
Lean Hogs	(20)	02/2019	USD	(487,800)	12,778	—
MSCI EAFE Index Future	(4)	03/2019	USD	(343,200)	7,132	—
MSCI Singapore IX ETS	(25)	01/2019	SGD	(854,250)	—	(4,198)
MSCI Taiwan Index	(74)	01/2019	USD	(2,659,560)	—	(55,413)
NASDAQ 100 E-mini	(19)	03/2019	USD	(2,406,635)	141,048	—
Nickel	(2)	03/2019	USD	(128,178)	4,497	—
NY Harbor ULSD	(18)	01/2019	USD	(1,269,626)	95,191	—
OMXS30 Index	(18)	01/2019	SEK	(2,534,850)	6,503	—
Platinum	(15)	04/2019	USD	(600,450)	—	(2,216)
Primary Aluminum	(1)	03/2019	USD	(46,200)	1,485	—
RBOB Gasoline	(15)	01/2019	USD	(820,323)	92,176	—
Russell 2000 E-mini	(55)	03/2019	USD	(3,709,750)	183,530	—
S&P 500 E-mini	(18)	03/2019	USD	(2,254,680)	88,910	—
S&P Mid 400 E-mini	(4)	03/2019	USD	(664,880)	26,815	—
S&P/TSE 60 Index	(18)	03/2019	CAD	(3,086,280)	49,947	—
Silver	(7)	03/2019	USD	(543,900)	—	(36,703)
Soybean	(13)	03/2019	USD	(581,750)	2,444	—
Soybean Oil	(7)	03/2019	USD	(216,930)	1,514	—
Soybean Oil	(13)	03/2019	USD	(217,230)	1,419	—
SPI 200 Index	(15)	03/2019	AUD	(2,085,375)	—	(9,786)
Sugar #11	(65)	02/2019	USD	(875,784)	39,771	—
TOPIX Index	(50)	03/2019	JPY	(746,750,000)	474,944	—
Wheat	(17)	03/2019	USD	(415,438)	3,837	—
Wheat	(7)	03/2019	USD	(176,138)	2,088	—
WTI Crude	(47)	01/2019	USD	(2,134,270)	301,113	—
Zinc	(6)	03/2019	USD	(370,575)	9,545	—
Total					3,494,971	(311,932)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	11

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Total return swap contracts on futures
Reference instrument	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl Mar 19	Barclays	03/2019	EUR	63,079,520	—	—	141,182	—
Euro-Bund Mar 19	Barclays	03/2019	EUR	15,209,220	—	—	19,790	—
Euro-Buxl 30-Year Mar 19	Barclays	03/2019	EUR	1,806,200	—	—	—	(5,173)
Euro-Schatz Mar 19	Barclays	03/2019	EUR	56,193,880	—	—	16,630	—
Japanese 10-Year Government Bond Mar 19	Barclays	03/2019	JPY	6,404,160,000	—	—	151,576	—
Long Gilt Mar 19	Barclays	03/2019	GBP	8,621,900	—	—	81,223	—
Coffee Mar 19	Citi	03/2019	USD	(840,263)	—	—	135,111	—
Corn Mar 19	Citi	03/2019	USD	(131,250)	—	—	—	(2,348)
Primary Aluminum Mar 19	Citi	03/2019	USD	(1,108,800)	—	—	56,550	—
Soybean Mar 19	Citi	03/2019	USD	(895,000)	—	—	32,110	—
Soybean Meal Mar 19	Citi	03/2019	USD	(2,014,350)	—	—	33,110	—
Soybean Oil Mar 19	Citi	03/2019	USD	(434,460)	—	—	19,032	—
Sugar #11 Mar 19	Citi	02/2019	USD	(40,421)	—	—	34	—
Wheat Mar 19	Citi	03/2019	USD	(24,438)	—	—	980	—
H-Shares Index Jan 19	JPMorgan	01/2019	HKD	(9,091,800)	—	—	—	(8,212)
Swiss Market Index	JPMorgan	03/2019	CHF	(747,900)	—	—	11,038	—
Total					—	—	698,366	(15,733)
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	115,792,213	484,227,540	(497,974,896)	102,044,857	(8,000)	(2,372)	3,295,829	102,034,652
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Currency Legend  (continued)
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	13

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Treasury Bills	71,853,032	—	—	—	71,853,032
Money Market Funds	70,003,500	—	—	102,034,652	172,038,152
Total Investments in Securities	141,856,532	—	—	102,034,652	243,891,184
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,568,969	—	—	2,568,969
Futures Contracts	4,487,162	—	—	—	4,487,162
Swap Contracts	—	698,366	—	—	698,366
Liability
Forward Foreign Currency Exchange Contracts	—	(2,606,055)	—	—	(2,606,055)
Futures Contracts	(1,783,879)	—	—	—	(1,783,879)
Swap Contracts	—	(15,733)	—	—	(15,733)
Total	144,559,815	645,547	—	102,034,652	247,240,014
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Consolidated Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $141,856,262)	$141,856,532
Affiliated issuers (cost $102,035,616)	102,034,652
Foreign currency (cost $542,046)	541,767
Cash collateral held at broker for:
Forward foreign currency exchange contracts	570,000
Swap contracts	470,000
Other (a)	2,830,000
Margin deposits on:
Futures contracts	9,612,247
Unrealized appreciation on forward foreign currency exchange contracts	2,568,969
Unrealized appreciation on swap contracts	698,366
Receivable for:
Investments sold	4,269
Capital shares sold	49,518
Dividends	320,212
Variation margin for futures contracts	302,460
Prepaid expenses	1,019
Trustees’ deferred compensation plan	32,348
Total assets	261,892,359
Liabilities
Due to custodian	70,092
Foreign currency (cost $11,485)	11,360
Unrealized depreciation on forward foreign currency exchange contracts	2,606,055
Unrealized depreciation on swap contracts	15,733
Cash collateral due to broker for:
Swap contracts	341,064
Payable for:
Investments purchased	4,706
Capital shares purchased	23,002
Variation margin for futures contracts	679,697
Management services fees	23,363
Distribution and/or service fees	523
Service fees	3,496
Compensation of board members	1,107
Compensation of chief compliance officer	26
Other expenses	55,039
Trustees’ deferred compensation plan	32,348
Total liabilities	3,867,611
Net assets applicable to outstanding capital stock	$258,024,748
Represented by
Paid in capital	315,486,777
Total distributable earnings (loss) (Note 2)	(57,462,029)
Total - representing net assets applicable to outstanding capital stock	$258,024,748
Class 1
Net assets	$232,608,809
Shares outstanding	32,469,354
Net asset value per share	$7.16
Class 2
Net assets	$25,415,939
Shares outstanding	3,559,466
Net asset value per share	$7.14

(a)	Includes collateral related to forward foreign currency exchange contracts and swap contracts.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	15

Consolidated Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$46,465
Dividends — affiliated issuers	3,295,829
Interest	1,603,104
Total income	4,945,398
Expenses:
Management services fees	3,019,720
Distribution and/or service fees
Class 2	77,013
Service fees	23,691
Compensation of board members	16,430
Custodian fees	23,067
Printing and postage fees	16,019
Audit fees	47,725
Legal fees	6,067
Interest on collateral	2,002
Compensation of chief compliance officer	106
Other	13,668
Total expenses	3,245,508
Net investment income	1,699,890
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	222
Investments — affiliated issuers	(8,000)
Foreign currency translations	(323,679)
Forward foreign currency exchange contracts	(542,835)
Futures contracts	(14,946,018)
Swap contracts	(5,214,356)
Net realized loss	(21,034,666)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,787)
Investments — affiliated issuers	(2,372)
Foreign currency translations	(146,144)
Forward foreign currency exchange contracts	816,178
Futures contracts	(3,298,014)
Swap contracts	662,939
Net change in unrealized appreciation (depreciation)	(1,969,200)
Net realized and unrealized loss	(23,003,866)
Net decrease in net assets resulting from operations	$(21,303,976)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income (loss)	$1,699,890	$(922,880)
Net realized loss	(21,034,666)	(5,577,350)
Net change in unrealized appreciation (depreciation)	(1,969,200)	4,257,327
Net decrease in net assets resulting from operations	(21,303,976)	(2,242,903)
Distributions to shareholders
Net investment income
Class 1	—	(1,482,784)
Class 2	—	(104,274)
Total distributions to shareholders (Note 2)	—	(1,587,058)
Increase (decrease) in net assets from capital stock activity	(6,496,484)	1,666,337
Total decrease in net assets	(27,800,460)	(2,163,624)
Net assets at beginning of year	285,825,208	287,988,832
Net assets at end of year	$258,024,748	$285,825,208
Excess of distributions over net investment income	$(52,138,869)	$(53,866,807)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	2,020	15,921
Distributions reinvested	—	—	199,836	1,482,784
Redemptions	—	—	(19,855)	(152,800)
Net increase	—	—	182,001	1,345,905
Class 2
Subscriptions	648,558	4,862,551	1,033,072	7,857,023
Distributions reinvested	—	—	14,053	104,274
Redemptions	(1,526,017)	(11,359,035)	(1,001,448)	(7,640,865)
Net increase (decrease)	(877,459)	(6,496,484)	45,677	320,432
Total net increase (decrease)	(877,459)	(6,496,484)	227,678	1,666,337
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	17

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$7.75	0.05	(0.64)	(0.59)	—	—	—
Year Ended 12/31/2017	$7.85	(0.02)	(0.03)	(0.05)	(0.05)	—	(0.05)
Year Ended 12/31/2016	$9.11	(0.07)	(0.69)	(0.76)	(0.50)	—	(0.50)
Year Ended 12/31/2015	$10.99	(0.11)	0.12	0.01	(1.89)	—	(1.89)
Year Ended 12/31/2014	$10.83	(0.11)	1.09	0.98	(0.16)	(0.66)	(0.82)
Class 2
Year Ended 12/31/2018	$7.74	0.03	(0.63)	(0.60)	—	—	—
Year Ended 12/31/2017	$7.84	(0.04)	(0.04)	(0.08)	(0.02)	—	(0.02)
Year Ended 12/31/2016	$9.09	(0.09)	(0.69)	(0.78)	(0.47)	—	(0.47)
Year Ended 12/31/2015	$10.97	(0.13)	0.12	(0.01)	(1.87)	—	(1.87)
Year Ended 12/31/2014	$10.82	(0.13)	1.08	0.95	(0.14)	(0.66)	(0.80)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$7.16	(7.61%)	1.15% (c)	1.15% (c)	0.65%	0%	$232,609
Year Ended 12/31/2017	$7.75	(0.66%)	1.19%	1.19%	(0.30%)	0%	$251,487
Year Ended 12/31/2016	$7.85	(8.90%)	1.21%	1.21%	(0.82%)	0%	$253,548
Year Ended 12/31/2015	$9.11	0.19%	1.20%	1.20%	(1.09%)	0%	$278,128
Year Ended 12/31/2014	$10.99	10.34%	1.19%	1.13%	(1.06%)	0%	$409,606
Class 2
Year Ended 12/31/2018	$7.14	(7.75%)	1.40% (c)	1.40% (c)	0.38%	0%	$25,416
Year Ended 12/31/2017	$7.74	(0.96%)	1.44%	1.44%	(0.55%)	0%	$34,338
Year Ended 12/31/2016	$7.84	(9.09%)	1.46%	1.46%	(1.07%)	0%	$34,441
Year Ended 12/31/2015	$9.09	(0.09%)	1.46%	1.46%	(1.34%)	0%	$23,373
Year Ended 12/31/2014	$10.97	10.00%	1.44%	1.39%	(1.32%)	0%	$11,598
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	19

Notes to Consolidated Financial Statements
December 31, 2018
Note 1. Organization
CTIVP® – AQR Managed Futures Strategy Fund (formerly known as Variable Portfolio – AQR Managed Futures Strategy Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Variable Portfolio – AQR Managed Futures Strategy Fund was renamed CTIVP® – AQR Managed Futures Strategy Fund.
Basis for consolidation
VPMF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2018, the Subsidiary financial statement information is as follows:
VPMF Offshore Fund, Ltd.
% of consolidated fund net assets	23.32%
Net assets	$60,170,546
Net investment income (loss)	458,766
Net realized gain (loss)	(2,833,178)
Net change in unrealized appreciation (depreciation)	(2,529,692)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
20	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	21

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
22	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage exposure to movements in interest rates, to manage exposure to the securities market and to gain commodity and currency exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	23

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to obtain synthetic exposure to bond, commodity and equity index futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,437,803*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	11,038*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,568,969
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	662,058*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	965,836*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	410,401*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,421,465*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	276,927*
Total		7,754,497

24	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	100,107*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	8,212*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,606,055
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,430,935*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	13,305*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	5,173*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	239,532*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,348*
Total		4,405,667

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(1,979,460)	(934,003)	(2,913,463)
Equity risk	—	(1,982,940)	(1,864,316)	(3,847,256)
Foreign exchange risk	(542,835)	(12,180,996)	—	(12,723,831)
Interest rate risk	—	1,197,378	(2,416,037)	(1,218,659)
Total	(542,835)	(14,946,018)	(5,214,356)	(20,703,209)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(2,515,435)	(10,758)	(2,526,193)
Equity risk	—	575,087	(123,701)	451,386
Foreign exchange risk	816,178	(773,064)	—	43,114
Interest rate risk	—	(584,602)	797,398	212,796
Total	816,178	(3,298,014)	662,939	(1,818,897)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	457,039,176
Futures contracts — short	945,560,059

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,032,854	(2,739,268)
Total return swap contracts	1,014,087	(312,887)

CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	25

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
	Barclays ($)	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	1,026,646	-	1,542,323	2,568,969
OTC total return swap contracts on futures (b)	410,401	-	276,927	11,038	698,366
Total assets	410,401	1,026,646	276,927	1,553,361	3,267,335
Liabilities
Forward foreign currency exchange contracts	-	1,042,532	-	1,563,523	2,606,055
OTC total return swap contracts on futures (b)	5,173	-	2,348	8,212	15,733
Total liabilities	5,173	1,042,532	2,348	1,571,735	2,621,788
Total financial and derivative net assets	405,228	(15,886)	274,579	(18,374)	645,547
Total collateral received (pledged) (c)	341,064	(15,886)	-	(18,374)	306,804
Net amount (d)	64,164	-	274,579	-	338,743

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Consolidated Statement of Assets and Liabilities and combining income and gain
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	27

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
distributions paid to shareholders as presented on the Consolidated Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 1.10% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with AQR Capital Management, LLC (AQR) to serve as the subadviser to the Fund. The Investment Manager compensates AQR to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate
28	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	1.56%
Class 2	1.81
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for derivative investments, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
28,048	17,736,768	(17,764,816)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	1,587,058	—	1,587,058
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	29

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(20,124,590)	(36,142,856)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
284,112,091	1,930,501	(38,073,357)	(36,142,856)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	12,890,599	7,233,991	20,124,590	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2018, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
30	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 96.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	31

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of CTIVP® – AQR Managed Futures Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of CTIVP® - AQR Managed Futures Strategy Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") and its subsidiaries as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund and its subsidiaries as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
36	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	37

Board Consideration and Approval of Subadvisory
Agreement
On December 13, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Variable Insurance Trust (the Trust) unanimously approved an amended Subadvisory Agreement (the Amended Subadvisory Agreement) between Columbia Management Investment Advisers, LLC (the Investment Manager) and AQR Capital Management, LLC (the Subadviser) with respect to CTIVP® – AQR Managed Futures Strategy Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met to review and discuss, among themselves and with the management team of the Investment Manager and others, materials provided by the Investment Manager before determining to approve the Amended Subadvisory Agreement.
In connection with their deliberations regarding the Amended Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Amended Subadvisory Agreement and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board’s most recent annual approval of the continuation of the Fund’s Management Agreement (the Management Agreement) and existing subadvisory agreement (the Existing Subadvisory Agreement) with the Subadviser with respect to the Fund, with representatives of the Investment Manager at a Committee meeting held on December 12, 2018 and at a Board meeting held on December 13, 2018 and noted that they had considered the continuance of the Existing Subadvisory Agreement at the June 2018 meeting. The Committee and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations.
In addition, the Committee and the Board considered that the Subadviser manages sleeves of two other funds in the Columbia fund complex and had recently begun managing the assets of an affiliated fund overseen by a separate board pursuant to a separate subadvisory agreement. The Committee and the Board considered representations from management that the Investment Manager and the Subadviser wished to more closely conform the terms of the Fund’s Existing Subadvisory Agreement to the terms of a more recently negotiated separate subadvisory agreement and also considered management’s representation that the subadvisory fee rate would not change and management’s representation that it did not view the changes to the Existing Subadvisory Agreement to be material.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Amended Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Amended Subadvisory Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by the Investment Manager, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the Investment Manager;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through April 30, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Amended Subadvisory Agreement;
•	The subadvisory fees payable by the Investment Manager under the Amended Subadvisory Agreement;
•	Descriptions of various functions performed by the Subadviser under the Amended Subadvisory Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of the Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Subadviser with respect to compliance monitoring services, including an assessment of the Subadviser’s compliance system by the Fund’s Chief Compliance Officer; and
38	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Board Consideration and Approval of Subadvisory
Agreement  (continued)
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Amended Subadvisory Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Subadviser under the Amended Subadvisory Agreement and the resources dedicated to the Fund and the other Columbia Funds by the Subadviser. The Committee and the Board considered, among other things, the Subadviser’s advisory and supervisory investment professionals (including personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Subadviser’s investment research capabilities.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Subadviser, which included consideration of the Subadviser’s experience with funds using an investment strategy similar to that used by the Subadviser for the Fund. The Board also noted that, based on information provided by the Investment Manager, the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager’s rationale for recommending the approval of the Amended Subadvisory Agreement, and the process for monitoring the Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Amended Subadvisory Agreement supported the approval of the Amended Subadvisory Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the Investment Manager and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the Investment Manager’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support the approval of the Amended Subadvisory Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the eighty-first, seventy-eighth and fiftieth percentile (where the best performance would be in the first percentile) of its category selected by the Investment Manager for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Subadviser’s performance and reputation generally. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Subadviser were sufficient, in light of other considerations, to support the approval of the Amended Subadvisory Agreement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	39

Board Consideration and Approval of Subadvisory
Agreement  (continued)
Subadvisory fee rate and other expenses
The Committee and the Board considered the subadvisory fees charged to the Fund under the Amended Subadvisory Agreement, as well as the total expenses incurred by the Fund. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the subadvisory fee rates and expenses of the Fund, in light of other considerations, supported the approval of the Amended Subadvisory Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Amended Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Amended Subadvisory Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the two breakpoints in the Amended Subadvisory Agreement did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Amended Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
40	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

Board Consideration and Approval of Subadvisory
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Amended Subadvisory Agreement.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Amended Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Amended Subadvisory Agreement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018	41

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
42	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2018

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CTIVP® – AQR Managed Futures Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1538 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Contrarian Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Contrarian Core Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Contrarian Core Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	-8.93	7.02	11.03
Class 2	04/30/12	-9.14	6.76	10.77
Russell 1000 Index		-4.78	8.21	11.35
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Microsoft Corp.	5.3
Apple, Inc.	3.9
Amazon.com, Inc.	3.3
Berkshire Hathaway, Inc., Class B	3.2
Johnson & Johnson	3.1
Pfizer, Inc.	2.9
JPMorgan Chase & Co.	2.9
MasterCard, Inc., Class A	2.7
Alphabet, Inc., Class C	2.7
Facebook, Inc., Class A	2.6
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	13.1
Consumer Discretionary	10.4
Consumer Staples	5.9
Energy	5.3
Financials	15.8
Health Care	17.0
Industrials	5.8
Information Technology	21.1
Materials	2.4
Real Estate	2.3
Utilities	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 93.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -9.14%. The Fund underperformed its benchmark, the Russell 1000 Index, which returned -4.78% for the same time period. Stock selection generally accounted for the Fund’s shortfall relative to the benchmark, especially in the communication services and consumer staples sectors. Stock selection in real estate and information technology aided relative results.
Uncertainty rattled investors at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors by raising the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Late in the year, the Fed announced it had reduced the number of anticipated 2019 rate increases from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Contributors and detractors
In the real estate sector, a position in American Tower produced a solid gain for the period. An overweight in the stock amplified the impact of the position on relative results. In the information technology sector, Mastercard, Microsoft and Palo Alto Networks were solid contributors to performance. Mastercard accelerated across all metrics, as consumers continued to move away from cash and checks. Microsoft continued to benefit from the transition to products and services that generate recurring revenue, including its cloud-based revenue stream. Sales of upgrades for Palo Alto Networks’ current product line were up sharply, and investors responded favorably to new management. In the health care sector, Pfizer, Abbot Laboratories, Medtronic and Anthem contributed gains as investors rotated into health care mid-year. Investors recognized that Pfizer’s product pipeline has the potential to kick in and push healthy organic growth, which Pfizer has not seen for some years. Abbot Labs demonstrated organic growth across its businesses. Medtronic rebounded after a challenging 2017, with its management team setting more realistic expectations and driving to achieve them. Health care provider Anthem was a winner in an industry that continued to do well.
Gains from these contributors could not offset the impact of detractors in a market that ran counter to our style when the market was good and pulled many of our holdings down when the market turned sour across the board. In the consumer staples sector, an overweight in Philip Morris weighed on results as its new smokeless product IQOS fell short of high expectations for growth. Citibank investors increasingly worried about the global economy. Bank stocks fell, in general, but
4	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Citibank was penalized more because of its international exposure. Canadian Natural, in the energy sector, was hurt by falling oil prices. Federal Express struggled to integrate the TNT Express business the company acquired in 2016, and a weak global economy led management to reduce earnings guidance.
At period’s end
By the end of the fourth quarter sell-off in stocks, it felt like the entire market was on sale. We sought to take advantage of the environment by adding to existing positions and establishing new positions where valuations looked attractive. We are not strangers to difficult markets, but we believe that many of the stocks that were beaten up in 2018 have comeback potential. Our team is committed to moving forward with its contrarian approach, with a renewed focus on stock selection, seeking to identify solid opportunities for long-term capital growth.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	917.00	1,021.69	3.50	3.69	0.72
Class 2	1,000.00	1,000.00	916.20	1,020.43	4.71	4.97	0.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 13.0%
Diversified Telecommunication Services 2.7%
AT&T, Inc.	837,776	23,910,127
Verizon Communications, Inc.	234,208	13,167,174
Total		37,077,301
Entertainment 1.1%
Activision Blizzard, Inc.	132,519	6,171,410
Electronic Arts, Inc.(a)	122,955	9,702,379
Total		15,873,789
Interactive Media & Services 6.9%
Alphabet, Inc., Class A(a)	22,171	23,167,808
Alphabet, Inc., Class C(a)	35,444	36,706,161
Facebook, Inc., Class A(a)	275,289	36,087,635
Total		95,961,604
Media 2.0%
Comcast Corp., Class A	838,712	28,558,143
Wireless Telecommunication Services 0.3%
T-Mobile U.S.A., Inc.(a)	55,531	3,532,327
Total Communication Services		181,003,164
Consumer Discretionary 10.2%
Hotels, Restaurants & Leisure 1.9%
McDonald’s Corp.	95,715	16,996,113
Restaurant Brands International, Inc.	197,857	10,347,921
Total		27,344,034
Internet & Direct Marketing Retail 4.5%
Amazon.com, Inc.(a)	30,262	45,452,616
eBay, Inc.(a)	475,275	13,340,969
Expedia Group, Inc.	36,775	4,142,704
Total		62,936,289
Multiline Retail 0.5%
Dollar General Corp.	61,558	6,653,189
Specialty Retail 1.7%
Lowe’s Companies, Inc.	257,552	23,787,503
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.6%
PVH Corp.	139,300	12,947,935
Tapestry, Inc.	268,518	9,062,482
Total		22,010,417
Total Consumer Discretionary		142,731,432
Consumer Staples 5.8%
Beverages 0.5%
Constellation Brands, Inc., Class A	43,960	7,069,647
Food & Staples Retailing 0.8%
SYSCO Corp.	175,454	10,993,947
Food Products 2.3%
ConAgra Foods, Inc.	454,438	9,706,796
Mondelez International, Inc., Class A	574,276	22,988,268
Total		32,695,064
Tobacco 2.2%
Philip Morris International, Inc.	456,730	30,491,295
Total Consumer Staples		81,249,953
Energy 5.2%
Energy Equipment & Services 0.4%
Schlumberger Ltd.	170,355	6,146,409
Oil, Gas & Consumable Fuels 4.8%
Canadian Natural Resources Ltd.	551,751	13,313,752
Chevron Corp.	306,921	33,389,935
Cimarex Energy Co.	58,420	3,601,593
EOG Resources, Inc.	186,410	16,256,816
Total		66,562,096
Total Energy		72,708,505
Financials 15.7%
Banks 7.5%
Citigroup, Inc.	547,659	28,511,128
JPMorgan Chase & Co.	406,225	39,655,685
U.S. Bancorp	121,542	5,554,469
Wells Fargo & Co.	682,704	31,459,000
Total		105,180,282
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 3.0%
BlackRock, Inc.	38,995	15,318,016
Charles Schwab Corp. (The)	168,830	7,011,510
Morgan Stanley	308,855	12,246,100
State Street Corp.	110,070	6,942,115
Total		41,517,741
Diversified Financial Services 3.2%
Berkshire Hathaway, Inc., Class B(a)	217,078	44,322,986
Insurance 2.0%
American International Group, Inc.	327,467	12,905,475
Aon PLC	98,678	14,343,834
Total		27,249,309
Total Financials		218,270,318
Health Care 16.9%
Biotechnology 2.0%
Alexion Pharmaceuticals, Inc.(a)	111,328	10,838,894
Biogen, Inc.(a)	53,780	16,183,478
Total		27,022,372
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	154,117	11,147,283
Dentsply Sirona, Inc.	187,560	6,979,108
Medtronic PLC	372,188	33,854,220
Total		51,980,611
Health Care Providers & Services 3.6%
Anthem, Inc.	91,680	24,077,918
Cigna Corp.	54,766	10,401,159
CVS Health Corp.	239,370	15,683,522
Total		50,162,599
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	84,298	5,686,743
Pharmaceuticals 7.2%
Allergan PLC	126,249	16,874,441
Johnson & Johnson	329,534	42,526,363
Pfizer, Inc.	928,099	40,511,521
Total		99,912,325
Total Health Care		234,764,650
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 5.8%
Aerospace & Defense 1.3%
Harris Corp.	49,865	6,714,322
Northrop Grumman Corp.	48,950	11,987,855
Total		18,702,177
Air Freight & Logistics 0.7%
FedEx Corp.	56,365	9,093,366
Airlines 0.6%
Southwest Airlines Co.	166,278	7,728,601
Electrical Equipment 0.5%
Emerson Electric Co.	113,468	6,779,713
Industrial Conglomerates 1.8%
Honeywell International, Inc.	189,922	25,092,495
Machinery 0.9%
Caterpillar, Inc.	102,200	12,986,554
Total Industrials		80,382,906
Information Technology 20.8%
Communications Equipment 1.3%
Cisco Systems, Inc.	416,870	18,062,977
IT Services 5.7%
Fidelity National Information Services, Inc.	203,617	20,880,923
First Data Corp., Class A(a)	633,416	10,711,065
MasterCard, Inc., Class A	199,947	37,720,001
Total System Services, Inc.	127,044	10,327,407
Total		79,639,396
Semiconductors & Semiconductor Equipment 3.5%
Broadcom, Inc.	93,802	23,851,973
Lam Research Corp.	54,985	7,487,307
Microchip Technology, Inc.	73,230	5,266,702
NVIDIA Corp.	52,450	7,002,075
QUALCOMM, Inc.	90,965	5,176,818
Total		48,784,875
Software 6.4%
Adobe, Inc.(a)	31,075	7,030,408
Microsoft Corp.	718,675	72,995,820
Palo Alto Networks, Inc.(a)	52,373	9,864,454
Total		89,890,682

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	342,668	54,052,451
Total Information Technology		290,430,381
Materials 2.3%
Chemicals 2.3%
Air Products & Chemicals, Inc.	41,930	6,710,896
DowDuPont, Inc.	267,622	14,312,425
Sherwin-Williams Co. (The)	28,834	11,345,026
Total		32,368,347
Total Materials		32,368,347
Real Estate 2.3%
Equity Real Estate Investment Trusts (REITS) 2.3%
American Tower Corp.	108,499	17,163,457
Equinix, Inc.	19,725	6,954,246
Weyerhaeuser Co.	343,105	7,500,275
Total		31,617,978
Total Real Estate		31,617,978
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.9%
Electric Utilities 0.9%
American Electric Power Co., Inc.	174,636	13,052,294
Total Utilities		13,052,294
Total Common Stocks (Cost $1,321,179,308)		1,378,579,928

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	21,923,464	21,921,272
Total Money Market Funds (Cost $21,921,272)		21,921,272
Total Investments in Securities (Cost: $1,343,100,580)		1,400,501,200
Other Assets & Liabilities, Net		(6,823,046)
Net Assets		1,393,678,154

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	65,286,942	568,195,176	(611,558,654)	21,923,464	(3,297)	(2,378)	540,134	21,921,272
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	181,003,164	—	—	—	181,003,164
Consumer Discretionary	142,731,432	—	—	—	142,731,432
Consumer Staples	81,249,953	—	—	—	81,249,953
Energy	72,708,505	—	—	—	72,708,505
Financials	218,270,318	—	—	—	218,270,318
Health Care	234,764,650	—	—	—	234,764,650
Industrials	80,382,906	—	—	—	80,382,906
Information Technology	290,430,381	—	—	—	290,430,381
Materials	32,368,347	—	—	—	32,368,347
Real Estate	31,617,978	—	—	—	31,617,978
Utilities	13,052,294	—	—	—	13,052,294
Total Common Stocks	1,378,579,928	—	—	—	1,378,579,928
Money Market Funds	—	—	—	21,921,272	21,921,272
Total Investments in Securities	1,378,579,928	—	—	21,921,272	1,400,501,200
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,321,179,308)	$1,378,579,928
Affiliated issuers (cost $21,921,272)	21,921,272
Receivable for:
Investments sold	8,777,496
Dividends	1,544,261
Foreign tax reclaims	58,486
Prepaid expenses	8,908
Trustees’ deferred compensation plan	78,421
Total assets	1,410,968,772
Liabilities
Payable for:
Investments purchased	14,380,374
Capital shares purchased	1,863,351
Management services fees	888,384
Distribution and/or service fees	20,231
Service fees	4,441
Compensation of board members	2,285
Compensation of chief compliance officer	185
Other expenses	52,946
Trustees’ deferred compensation plan	78,421
Total liabilities	17,290,618
Net assets applicable to outstanding capital stock	$1,393,678,154
Represented by
Trust capital	$1,393,678,154
Total - representing net assets applicable to outstanding capital stock	$1,393,678,154
Class 1
Net assets	$1,301,754,951
Shares outstanding	64,755,214
Net asset value per share	$20.10
Class 2
Net assets	$91,923,203
Shares outstanding	4,647,382
Net asset value per share	$19.78
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	11

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$36,890,118
Dividends — affiliated issuers	540,134
Foreign taxes withheld	(140,943)
Total income	37,289,309
Expenses:
Management services fees	14,387,769
Distribution and/or service fees
Class 2	270,177
Service fees	62,685
Compensation of board members	44,808
Custodian fees	32,793
Printing and postage fees	17,587
Audit fees	34,250
Legal fees	46,373
Compensation of chief compliance officer	830
Other	56,902
Total expenses	14,954,174
Net investment income	22,335,135
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	371,589,665
Investments — affiliated issuers	(3,297)
Foreign currency translations	7,984
Net realized gain	371,594,352
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(503,062,003)
Investments — affiliated issuers	(2,378)
Foreign currency translations	(7,103)
Net change in unrealized appreciation (depreciation)	(503,071,484)
Net realized and unrealized loss	(131,477,132)
Net decrease in net assets resulting from operations	$(109,141,997)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$22,335,135	$24,616,442
Net realized gain	371,594,352	171,919,700
Net change in unrealized appreciation (depreciation)	(503,071,484)	276,181,600
Net increase (decrease) in net assets resulting from operations	(109,141,997)	472,717,742
Decrease in net assets from capital stock activity	(991,818,558)	(277,512,699)
Total increase (decrease) in net assets	(1,100,960,555)	195,205,043
Net assets at beginning of year	2,494,638,709	2,299,433,666
Net assets at end of year	$1,393,678,154	$2,494,638,709

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	573,174	12,613,224	89,953	1,871,332
Redemptions	(43,845,452)	(994,617,858)	(14,373,078)	(288,696,218)
Net decrease	(43,272,278)	(982,004,634)	(14,283,125)	(286,824,886)
Class 2
Subscriptions	289,669	6,351,487	764,511	15,185,463
Redemptions	(735,853)	(16,165,411)	(290,680)	(5,873,276)
Net increase (decrease)	(446,184)	(9,813,924)	473,831	9,312,187
Total net decrease	(43,718,462)	(991,818,558)	(13,809,294)	(277,512,699)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$22.07	0.24	(2.21)	(1.97)
Year Ended 12/31/2017	$18.12	0.21	3.74	3.95
Year Ended 12/31/2016	$16.67	0.20	1.25	1.45
Year Ended 12/31/2015	$16.19	0.54 (c)	(0.06)	0.48
Year Ended 12/31/2014	$14.32	0.13	1.74	1.87
Class 2
Year Ended 12/31/2018	$21.77	0.19	(2.18)	(1.99)
Year Ended 12/31/2017	$17.92	0.16	3.69	3.85
Year Ended 12/31/2016	$16.53	0.16	1.23	1.39
Year Ended 12/31/2015	$16.09	0.58 (d)	(0.14)	0.44
Year Ended 12/31/2014	$14.26	0.08	1.75	1.83

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.40 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.47 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$20.10	(8.93%)	0.71%	0.71%	1.09%	63%	$1,301,755
Year Ended 12/31/2017	$22.07	21.80%	0.72%	0.72%	1.04%	46%	$2,383,772
Year Ended 12/31/2016	$18.12	8.70%	0.76%	0.76%	1.18%	53%	$2,216,643
Year Ended 12/31/2015	$16.67	2.97%	0.75%	0.75%	3.29%	67%	$2,278,481
Year Ended 12/31/2014	$16.19	13.06%	0.76%	0.76%	0.83%	59%	$2,446,355
Class 2
Year Ended 12/31/2018	$19.78	(9.14%)	0.96%	0.96%	0.86%	63%	$91,923
Year Ended 12/31/2017	$21.77	21.49%	0.97%	0.97%	0.78%	46%	$110,867
Year Ended 12/31/2016	$17.92	8.41%	1.01%	1.01%	0.94%	53%	$82,790
Year Ended 12/31/2015	$16.53	2.73%	1.01%	1.01%	3.52%	67%	$55,892
Year Ended 12/31/2014	$16.09	12.83%	1.01%	1.01%	0.54%	59%	$28,390
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	15

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
16	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
18	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $383,398,312, respectively. The sale transactions resulted in a net realized gain of $132,997,873.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.00% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.72%	0.76%
Class 2	0.97	1.01
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,285,559,594 and $2,217,537,236, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
20	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 99.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
22	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Contrarian Core Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	23

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
24	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
26	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018	27

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
28	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1543 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Long Government/Credit Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Long Government/Credit Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio - Long Government/Credit Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Tom Murphy, CFA
Co-Portfolio Manager
Managed Fund since 2017
Timothy Doubek, CFA
Co-Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	4/30/2013	-5.11	2.82	1.74
Class 2	4/30/2013	-5.37	2.54	1.48
Bloomberg Barclays U.S. Long Government/Credit Bond Index		-4.68	5.37	2.69
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by the Investment Manager pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Long Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least ten years. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Long Government/Credit Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Asset-Backed Securities — Agency	1.5
Corporate Bonds & Notes	52.8
Foreign Government Obligations	1.0
Money Market Funds	2.9
Municipal Bonds	0.0 (a)
U.S. Treasury Obligations	41.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2018)
AAA rating	46.3
AA rating	3.0
A rating	12.8
BBB rating	37.9
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 99.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2018, the Fund’s Class 2 shares returned -5.37%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index, which returned -4.68% during the same time period. The Fund’s modest overweight exposure to credit detracted from performance relative to the benchmark, as credit spreads widened during the 12-month period.
A tale of two periods
As the period opened, sentiment was lifted by the passage of the 2017 tax bill viewed by investors as likely to further boost the U.S. economy. Against a backdrop of arguably full employment, the bond markets were on alert throughout the year for signs of inflationary pressures that could spur the U.S. Federal Reserve (Fed) to accelerate its timetable for normalizing short-term interest rates. Early February saw the posting of hiring and wage growth data for January that notably exceeded expectations, providing further momentum for a rise in longer-term Treasury yields. In March, the prospect of a global trade war caused market jitters as the Trump administration announced tariffs on steel and aluminum as well as on a range of imports from China. However, increasingly robust economic growth and corporate earnings data soon overshadowed concerns over protectionist U.S. trade policy, allowing Treasury yields to resume their upward trend and supporting a further tightening of credit spreads.
As the fourth quarter began, the S&P 500 Index was near record highs and sentiment was cautiously optimistic. Ten-year U.S. Treasury yields were above 3% and would shortly reach their highest levels going back to 2011 at just under 3.25%. At more than $75 a barrel, West Texas Intermediate (WTI) crude oil was at its peak of this cycle going back to 2014. From a corporate health perspective, third quarter S&P 500 earnings displayed the highest quarterly growth since late 2010. This followed similarly strong results for the first two quarters of 2018, with the Tax Cut and Jobs Act of 2017 providing a tailwind.
Unfortunately, the tone changed substantially over the course of the fourth quarter due to a litany of factors. These included uncertainty around negotiations of the terms of Brexit (the UK’s departure from the European Union), concern that the Fed would go too far with its tightening cycle and balance sheet reduction, less accommodative European Central Bank monetary policy, a more than 40% decline in the price of WTI crude, and the partial U.S. government shutdown which began on December 21st. The heightened uncertainty led the S&P 500 to decline approximately 20% from its recent highs, the first technical bear market since the global financial crisis ended in 2009. The weakness was pronounced in the credit markets as well, as spreads widened notably and performance for investment-grade corporates lagged Treasuries by the widest margin since the third quarter of 2011. The sell-off was widespread across sectors, and lower rated issues were the most negatively impacted, consistent with the shift to risk-off sentiment.
Contributors and detractors
The Fund’s positioning along the yield curve and stance with respect to portfolio duration and corresponding sensitivity to interest rate changes contributed modestly to return relative to the benchmark. The Fund’s modestly overweight exposure to credit detracted from performance relative to the benchmark as credit spreads widened over the 12-month period. Within corporate credit, an overweight to life insurers weighed on return, although this was offset by positive selection within the industry. An overweight to food and beverage companies also detracted as headlines around mergers and acquisition activity in the space raised concerns around increased leverage and led to spread widening. Individual security selection had a slight negative impact on return as well.
The Fund used Treasury futures contracts during the period to manage duration and to affect yield curve positioning. On a stand-alone basis, the use of these derivatives had a negative impact on Fund performance during the period.
4	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Year-end positioning
At the close of the reporting period, we maintained a modestly overweight stance with respect to the credit profile of the Fund. We anticipate that there may be execution “misses” from specific companies or pressure on certain industries in the investment-grade market. We also expect that there will be "fallen angels" moving into the high-yield category as well as companies migrating from the A rating category to the BBB rating category. These issuer-specific events happen in every cycle.
However, from a simple valuation perspective, corporate credit spreads ended 2018 meaningfully wider relative to those seen in early 2018. We believe a number of negative outcomes are priced into the markets currently. A slowdown to 2-2.5% GDP growth and low single digit earnings growth, were they to occur, would be reasonably supportive of corporate credit, and we believe that spreads could tighten against such a backdrop.
In addition, the sell-off at the end of 2018 was largely indiscriminate. We don’t believe it would take much positive news around such issues as U.S.-China trade or global growth to bring more rational behavior back into the market, causing relative value-based industry and issuer spreads to be based on fundamentals instead of emotion. Given our focus on evaluating and selecting individual credits, we view the current environment as presenting numerous opportunities to add value.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,001.10	1,022.76	2.59	2.61	0.51
Class 2	1,000.00	1,000.00	998.90	1,021.49	3.85	3.89	0.76
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 1.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2016-20L Class 1
12/01/2036	2.810%	5,361,514	5,237,143
Series 2017-20E Class 1
05/01/2037	2.880%	485,680	476,306
Series 2017-20F Class 1
06/01/2037	2.810%	3,962,291	3,868,020
Series 2017-20G Class 1
07/01/2037	2.980%	3,453,990	3,410,515
Series 2017-20H Class 1
08/01/2037	2.750%	2,987,528	2,905,023
Series 2017-20I Class 1
09/01/2037	2.590%	5,377,365	5,178,017
Total Asset-Backed Securities — Agency (Cost $21,628,368)			21,075,024

Corporate Bonds & Notes 52.4%

Aerospace & Defense 0.9%
Lockheed Martin Corp.
09/15/2052	4.090%	5,650,000	5,290,400
Northrop Grumman Corp.
10/15/2047	4.030%	7,615,000	6,919,545
Total			12,209,945
Automotive 0.4%
Ford Motor Co.
12/08/2046	5.291%	6,580,000	5,401,640
Banking 5.8%
Bank of America Corp.(a)
12/20/2028	3.419%	3,660,000	3,408,492
01/23/2049	3.946%	6,060,000	5,394,176
Capital One Financial Corp.
01/31/2028	3.800%	8,910,000	8,255,979
Citigroup, Inc.
07/23/2048	4.650%	8,210,000	8,027,648
Goldman Sachs Group, Inc. (The)(a)
05/01/2029	4.223%	3,293,000	3,172,638
Goldman Sachs Group, Inc. (The)
07/08/2044	4.800%	10,470,000	9,965,095
JPMorgan Chase & Co.(a)
12/05/2029	4.452%	8,445,000	8,581,370
01/23/2049	3.897%	10,265,000	9,014,908
Morgan Stanley
01/22/2047	4.375%	5,950,000	5,635,542
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.
10/23/2026	3.000%	19,685,000	18,222,503
Subordinated
11/04/2044	4.650%	3,010,000	2,843,974
Total			82,522,325
Cable and Satellite 1.7%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	6,245,000	5,616,022
Comcast Corp.
08/15/2047	4.000%	4,690,000	4,248,118
10/15/2048	4.700%	2,028,000	2,052,107
11/01/2052	4.049%	8,651,000	7,745,707
Time Warner Cable LLC
09/15/2042	4.500%	5,125,000	4,073,386
Total			23,735,340
Chemicals 0.8%
Dow Chemical Co. (The)
11/15/2042	4.375%	4,500,000	3,957,912
DowDuPont, Inc.
11/15/2038	5.319%	3,228,000	3,328,665
LYB International Finance BV
07/15/2043	5.250%	5,040,000	4,843,914
Total			12,130,491
Diversified Manufacturing 0.6%
3M Co.
10/15/2047	3.625%	1,920,000	1,779,550
United Technologies Corp.
11/16/2048	4.625%	6,360,000	6,145,083
Total			7,924,633
Electric 7.8%
Alabama Power Co.
02/15/2033	5.700%	716,000	827,470
CMS Energy Corp.
03/01/2024	3.875%	1,960,000	1,982,916
02/15/2027	2.950%	6,374,000	5,843,932
03/31/2043	4.700%	3,222,000	3,241,809
03/01/2044	4.875%	4,615,000	4,854,966
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	5,360,000	4,907,235
DTE Energy Co.
10/01/2026	2.850%	19,123,000	17,598,840
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Corp.
09/01/2046	3.750%	18,165,000	15,789,999
Emera U.S. Finance LP
06/15/2046	4.750%	8,080,000	7,767,821
FirstEnergy Corp.
07/15/2047	4.850%	1,250,000	1,245,443
Indiana Michigan Power Co.
07/01/2047	3.750%	12,129,000	10,956,126
Mississippi Power Co.
03/30/2028	3.950%	4,620,000	4,512,802
Pacific Gas & Electric Co.
02/15/2044	4.750%	1,610,000	1,328,392
12/01/2047	3.950%	8,195,000	6,201,255
PPL Capital Funding, Inc.
05/15/2026	3.100%	4,705,000	4,411,464
Southern California Edison Co.
10/01/2043	4.650%	2,090,000	2,080,144
03/01/2048	4.125%	2,200,000	2,077,537
1st Refunding Mortgage
03/15/2043	3.900%	1,252,000	1,136,571
Southern Co. (The)
07/01/2046	4.400%	10,250,000	9,445,641
Xcel Energy, Inc.
09/15/2041	4.800%	4,254,000	4,436,620
Total			110,646,983
Finance Companies 1.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	20,320,000	17,030,090
Food and Beverage 4.0%
Anheuser-Busch Companies LLC/ InBev Worldwide, Inc.(b)
02/01/2046	4.900%	20,591,000	19,052,502
Bacardi Ltd.(b)
05/15/2038	5.150%	9,321,000	8,581,649
05/15/2048	5.300%	915,000	818,067
Conagra Brands, Inc.
11/01/2048	5.400%	4,010,000	3,697,705
Kellogg Co.
04/01/2046	4.500%	2,100,000	1,912,504
Kraft Heinz Foods Co.
06/01/2046	4.375%	12,866,000	10,645,380
Molson Coors Brewing Co.
07/15/2046	4.200%	6,312,000	5,245,240
PepsiCo, Inc.
10/06/2046	3.450%	3,900,000	3,490,360
Sysco Corp.
04/01/2046	4.500%	1,865,000	1,766,185
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tyson Foods, Inc.
06/02/2047	4.550%	1,960,000	1,723,849
Total			56,933,441
Health Care 2.7%
Abbott Laboratories
11/30/2046	4.900%	3,360,000	3,532,163
Becton Dickinson and Co.
06/06/2027	3.700%	5,290,000	5,010,260
05/15/2044	4.875%	4,119,000	4,060,889
Cardinal Health, Inc.
06/15/2047	4.368%	8,475,000	7,207,386
CVS Health Corp.
03/25/2048	5.050%	8,651,000	8,440,218
McKesson Corp.
02/16/2028	3.950%	2,110,000	2,029,075
Medtronic, Inc.
03/15/2045	4.625%	5,225,000	5,493,894
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	3,425,000	3,194,710
Total			38,968,595
Healthcare Insurance 1.6%
Aetna, Inc.
08/15/2047	3.875%	1,765,000	1,473,819
Anthem, Inc.
08/15/2044	4.650%	2,795,000	2,709,842
Halfmoon Parent, Inc.(b)
12/15/2048	4.900%	8,040,000	7,861,866
UnitedHealth Group, Inc.
10/15/2047	3.750%	11,185,000	10,272,841
Total			22,318,368
Independent Energy 1.1%
Apache Corp.
04/15/2043	4.750%	2,448,000	2,113,454
Canadian Natural Resources Ltd.
06/01/2047	4.950%	3,840,000	3,694,821
ConocoPhillips Co.
11/15/2044	4.300%	2,890,000	2,850,335
Hess Corp.
02/15/2041	5.600%	3,895,000	3,428,223
Noble Energy, Inc.
11/15/2043	5.250%	3,650,000	3,250,569
Total			15,337,402

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Integrated Energy 0.6%
Cenovus Energy, Inc.
09/15/2042	4.450%	72,000	55,266
09/15/2043	5.200%	3,565,000	3,030,482
Shell International Finance BV
05/11/2045	4.375%	4,880,000	5,000,985
Total			8,086,733
Life Insurance 3.0%
American International Group, Inc.
07/16/2044	4.500%	2,570,000	2,284,494
Brighthouse Financial, Inc.
06/22/2047	4.700%	4,032,000	2,995,502
Guardian Life Insurance Co. of America (The)(b)
Subordinated
06/19/2064	4.875%	1,600,000	1,595,554
01/24/2077	4.850%	6,023,000	5,956,121
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/15/2065	4.500%	5,318,000	4,985,949
MetLife, Inc.
03/01/2045	4.050%	6,200,000	5,726,295
Prudential Financial, Inc.
05/15/2044	4.600%	7,320,000	7,302,417
Teachers Insurance & Annuity Association of America(b)
Subordinated
05/15/2047	4.270%	6,596,000	6,292,030
Voya Financial, Inc.
06/15/2046	4.800%	6,020,000	5,757,937
Total			42,896,299
Media and Entertainment 0.8%
21st Century Fox America, Inc.
09/15/2044	4.750%	5,500,000	5,837,023
Discovery Communications LLC
09/20/2047	5.200%	2,883,000	2,655,364
Warner Media LLC
12/15/2043	5.350%	2,790,000	2,676,729
Total			11,169,116
Midstream 3.5%
Enterprise Products Operating LLC
02/15/2045	5.100%	1,269,000	1,262,820
02/15/2048	4.250%	7,495,000	6,705,717
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	1,925,000	1,767,121
Kinder Morgan, Inc.
02/15/2046	5.050%	11,960,000	11,119,870
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPLX LP
04/15/2048	4.700%	6,355,000	5,488,311
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	7,500,000	6,256,957
Southern Natural Gas Co. LLC
03/01/2032	8.000%	560,000	722,613
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	4,465,000	4,025,506
Western Gas Partners LP
08/15/2048	5.500%	3,505,000	3,097,680
Williams Companies, Inc. (The)
09/15/2045	5.100%	10,100,000	9,385,940
Total			49,832,535
Natural Gas 1.3%
NiSource, Inc.
02/15/2044	4.800%	3,351,000	3,247,166
05/15/2047	4.375%	7,384,000	6,911,889
Sempra Energy
11/15/2025	3.750%	2,550,000	2,461,650
06/15/2027	3.250%	374,000	343,299
02/01/2028	3.400%	5,650,000	5,170,078
Total			18,134,082
Oil Field Services 0.1%
Halliburton Co.
11/15/2045	5.000%	1,945,000	1,908,652
Pharmaceuticals 2.8%
AbbVie, Inc.
11/14/2048	4.875%	7,610,000	7,102,063
Allergan Funding SCS
06/15/2044	4.850%	3,290,000	3,101,473
Amgen, Inc.
06/15/2051	4.663%	7,930,000	7,509,964
Celgene Corp.
02/20/2048	4.550%	3,200,000	2,781,072
Gilead Sciences, Inc.
03/01/2047	4.150%	5,745,000	5,274,961
Johnson & Johnson
12/05/2033	4.375%	10,574,000	11,362,450
Pfizer, Inc.
09/15/2048	4.200%	3,265,000	3,316,555
Total			40,448,538
Property & Casualty 0.4%
Liberty Mutual Group, Inc.(b)
08/01/2044	4.850%	3,880,000	3,765,788

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Travelers Companies, Inc. (The)
05/30/2047	4.000%	2,405,000	2,316,407
Total			6,082,195
Railroads 1.2%
Canadian National Railway Co.
02/03/2048	3.650%	1,510,000	1,398,618
CSX Corp.
05/01/2050	3.950%	1,140,000	1,007,078
11/01/2066	4.250%	6,128,000	5,284,334
Norfolk Southern Corp.
08/15/2052	4.050%	2,000,000	1,793,960
Union Pacific Corp.
10/01/2051	3.799%	6,190,000	5,292,679
09/10/2058	4.800%	3,055,000	3,048,089
Total			17,824,758
Restaurants 0.5%
McDonald’s Corp.
09/01/2048	4.450%	7,195,000	6,861,915
Retailers 1.9%
CVS Pass-Through Trust(b)
01/10/2036	4.704%	8,106,565	8,039,151
Home Depot, Inc. (The)
06/15/2047	3.900%	4,500,000	4,257,014
Lowe’s Companies, Inc.
05/03/2047	4.050%	5,000,000	4,311,135
Target Corp.
04/15/2046	3.625%	4,000,000	3,512,472
Walmart, Inc.
12/15/2047	3.625%	2,630,000	2,434,204
06/29/2048	4.050%	4,215,000	4,187,712
Total			26,741,688
Supermarkets 0.4%
Kroger Co. (The)
04/15/2042	5.000%	1,064,000	1,001,874
02/01/2047	4.450%	5,590,000	4,902,380
Total			5,904,254
Technology 2.7%
Apple, Inc.
02/09/2045	3.450%	4,925,000	4,363,402
09/12/2047	3.750%	3,690,000	3,409,479
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	8,900,000	7,980,078
Intel Corp.
05/11/2047	4.100%	3,000,000	2,929,698
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Business Machines Corp.
02/19/2046	4.700%	1,365,000	1,362,665
Microsoft Corp.
08/08/2046	3.700%	11,545,000	11,084,112
Oracle Corp.
07/08/2034	4.300%	3,110,000	3,122,278
07/15/2046	4.000%	2,500,000	2,331,893
QUALCOMM, Inc.
05/20/2047	4.300%	1,665,000	1,482,106
Total			38,065,711
Tobacco 0.2%
BAT Capital Corp.
08/15/2047	4.540%	3,390,000	2,712,776
Transportation Services 1.2%
ERAC U.S.A. Finance LLC(b)
11/01/2046	4.200%	2,821,000	2,478,920
FedEx Corp.
11/15/2045	4.750%	3,390,000	3,183,634
04/01/2046	4.550%	7,070,000	6,451,283
United Parcel Service, Inc.
11/15/2047	3.750%	5,960,000	5,377,595
Total			17,491,432
Wireless 0.2%
Vodafone Group PLC
05/30/2048	5.250%	3,495,000	3,274,843
Wirelines 3.0%
AT&T, Inc.
06/15/2045	4.350%	9,315,000	7,906,181
03/01/2047	5.450%	12,140,000	11,837,556
Orange SA
01/13/2042	5.375%	3,200,000	3,357,561
Telefonica Emisiones SAU
03/06/2048	4.895%	3,970,000	3,524,709
Verizon Communications, Inc.
03/15/2055	4.672%	17,825,000	16,408,715
Total			43,034,722
Total Corporate Bonds & Notes (Cost $805,505,611)			745,629,502

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Foreign Government Obligations(c) 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 1.0%
Petroleos Mexicanos
03/13/2027	6.500%	1,189,000	1,120,401
06/15/2035	6.625%	11,300,000	9,872,516
09/21/2047	6.750%	3,400,000	2,817,369
Total			13,810,286
Total Foreign Government Obligations (Cost $16,367,670)			13,810,286

Municipal Bonds 0.0%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.0%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2015B
01/01/2033	7.375%	275,000	302,376
Total Municipal Bonds (Cost $273,294)			302,376

U.S. Treasury Obligations 41.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
10/31/2019	1.500%	1,413,000	1,399,868
09/30/2022	1.875%	10,539,000	10,311,028
10/31/2022	2.000%	17,764,000	17,450,767
10/31/2024	2.250%	2,376,000	2,336,822
02/28/2025	2.750%	17,500,000	17,680,019
08/15/2027	2.250%	8,800,000	8,517,001
05/15/2028	2.875%	5,000,000	5,076,871
02/15/2031	5.375%	4,000,000	5,083,312
02/15/2036	4.500%	30,000,000	36,979,394
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2038	4.500%	30,000,000	37,338,163
02/15/2039	3.500%	49,000,000	53,591,836
11/15/2039	4.375%	6,300,000	7,724,162
08/15/2040	3.875%	10,000,000	11,485,195
02/15/2041	4.750%	8,000,000	10,334,983
05/15/2041	4.375%	25,383,000	31,239,634
05/15/2043	2.875%	17,600,000	17,182,833
08/15/2044	3.125%	5,000,000	5,102,576
11/15/2044	3.000%	10,000,000	9,980,732
11/15/2046	2.875%	8,000,000	7,779,446
11/15/2047	2.750%	26,500,000	25,085,038
02/15/2048	3.000%	101,200,000	100,667,918
U.S. Treasury(d)
05/15/2047	3.000%	122,157,900	121,651,151
U.S. Treasury(e)
STRIPS
11/15/2019	0.000%	11,055,900	10,814,916
02/15/2040	0.000%	38,410,800	20,591,790
11/15/2041	0.000%	13,661,000	6,859,850
05/15/2043	0.000%	19,069,000	9,078,632
Total U.S. Treasury Obligations (Cost $593,328,051)			591,343,937

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(f),(g)	40,485,237	40,481,189
Total Money Market Funds (Cost $40,481,189)		40,481,189
Total Investments in Securities (Cost: $1,477,584,183)		1,412,642,314
Other Assets & Liabilities, Net		11,715,445
Net Assets		1,424,357,759

At December 31, 2018, securities and/or cash totaling $2,110,116 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	998	03/2019	USD	145,708,000	6,253,449	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(413)	03/2019	USD	(50,392,453)	—	(1,194,552)
U.S. Treasury 2-Year Note	(18)	03/2019	USD	(3,821,625)	—	(26,474)
U.S. Treasury 5-Year Note	(199)	03/2019	USD	(22,822,813)	—	(371,978)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra 10-Year Note	(6)	03/2019	USD	(780,469)	—	(25,278)
U.S. Ultra Treasury Bond	(111)	03/2019	USD	(17,832,844)	—	(662,887)
Total					—	(2,281,169)
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $69,427,597, which represents 4.87% of total net assets.
(c)	Principal and interest may not be guaranteed by the government.
(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(e)	Zero coupon bond.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	86,229,757	500,140,440	(545,884,960)	40,485,237	(1,181)	(899)	2,245,885	40,481,189
Abbreviation Legend
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	21,075,024	—	—	21,075,024
Corporate Bonds & Notes	—	745,629,502	—	—	745,629,502
Foreign Government Obligations	—	13,810,286	—	—	13,810,286
Municipal Bonds	—	302,376	—	—	302,376
U.S. Treasury Obligations	543,998,749	47,345,188	—	—	591,343,937
Money Market Funds	—	—	—	40,481,189	40,481,189
Total Investments in Securities	543,998,749	828,162,376	—	40,481,189	1,412,642,314
Investments in Derivatives
Asset
Futures Contracts	6,253,449	—	—	—	6,253,449
Liability
Futures Contracts	(2,281,169)	—	—	—	(2,281,169)
Total	547,971,029	828,162,376	—	40,481,189	1,416,614,594
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	13

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,437,102,994)	$1,372,161,125
Affiliated issuers (cost $40,481,189)	40,481,189
Receivable for:
Capital shares sold	7,995
Dividends	87,001
Interest	13,300,315
Foreign tax reclaims	34,737
Variation margin for futures contracts	449,531
Prepaid expenses	5,173
Trustees’ deferred compensation plan	56,846
Total assets	1,426,583,912
Liabilities
Due to custodian	474
Payable for:
Capital shares purchased	1,227,123
Variation margin for futures contracts	283,632
Management services fees	591,625
Distribution and/or service fees	2,670
Service fees	674
Compensation of board members	2,088
Compensation of chief compliance officer	137
Other expenses	60,884
Trustees’ deferred compensation plan	56,846
Total liabilities	2,226,153
Net assets applicable to outstanding capital stock	$1,424,357,759
Represented by
Paid in capital	1,466,762,357
Total distributable earnings (loss) (Note 2)	(42,404,598)
Total - representing net assets applicable to outstanding capital stock	$1,424,357,759
Class 1
Net assets	$1,412,096,930
Shares outstanding	149,648,125
Net asset value per share	$9.44
Class 2
Net assets	$12,260,829
Shares outstanding	1,302,697
Net asset value per share	$9.41
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$3,001
Dividends — affiliated issuers	2,245,885
Interest	49,054,667
Total income	51,303,553
Expenses:
Management services fees	6,938,844
Distribution and/or service fees
Class 2	36,607
Service fees	8,817
Compensation of board members	32,718
Custodian fees	40,406
Printing and postage fees	9,733
Audit fees	46,479
Legal fees	30,786
Compensation of chief compliance officer	538
Other	40,372
Total expenses	7,185,300
Net investment income	44,118,253
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,483,890)
Investments — affiliated issuers	(1,181)
Futures contracts	(9,329,418)
Net realized loss	(13,814,489)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(106,225,767)
Investments — affiliated issuers	(899)
Futures contracts	418,490
Net change in unrealized appreciation (depreciation)	(105,808,176)
Net realized and unrealized loss	(119,622,665)
Net decrease in net assets resulting from operations	$(75,504,412)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$44,118,253	$46,861,842
Net realized gain (loss)	(13,814,489)	31,778,997
Net change in unrealized appreciation (depreciation)	(105,808,176)	72,245,736
Net increase (decrease) in net assets resulting from operations	(75,504,412)	150,886,575
Distributions to shareholders
Net investment income and net realized gains
Class 1	(86,946,740)
Class 2	(911,450)
Net investment income
Class 1		(46,978,869)
Class 2		(505,726)
Net realized gains
Class 1		(5,388,305)
Class 2		(62,522)
Total distributions to shareholders (Note 2)	(87,858,190)	(52,935,422)
Increase (decrease) in net assets from capital stock activity	137,538,034	(129,653,525)
Total decrease in net assets	(25,824,568)	(31,702,372)
Net assets at beginning of year	1,450,182,327	1,481,884,699
Net assets at end of year	$1,424,357,759	$1,450,182,327
Undistributed net investment income	$43,554,080	$46,295,646

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	14,654,575	141,863,268	4,498,373	46,342,290
Distributions reinvested	9,230,015	86,946,740	5,139,075	52,367,174
Redemptions	(9,184,771)	(89,190,425)	(22,288,806)	(226,358,364)
Net increase (decrease)	14,699,819	139,619,583	(12,651,358)	(127,648,900)
Class 2
Subscriptions	243,046	2,395,904	281,306	2,889,649
Distributions reinvested	96,859	911,450	55,820	568,248
Redemptions	(561,464)	(5,388,903)	(534,344)	(5,462,522)
Net decrease	(221,559)	(2,081,549)	(197,218)	(2,004,625)
Total net increase (decrease)	14,478,260	137,538,034	(12,848,576)	(129,653,525)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

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Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$10.63	0.31	(0.85)	(0.54)	(0.35)	(0.30)	(0.65)
Year Ended 12/31/2017	$9.92	0.34	0.77	1.11	(0.36)	(0.04)	(0.40)
Year Ended 12/31/2016	$9.81	0.30	0.01	0.31	(0.20)	—	(0.20)
Year Ended 12/31/2015	$10.02	0.21	(0.22)	(0.01)	(0.20)	—	(0.20)
Year Ended 12/31/2014	$9.60	0.20	0.34	0.54	(0.12)	—	(0.12)
Class 2
Year Ended 12/31/2018	$10.60	0.28	(0.85)	(0.57)	(0.32)	(0.30)	(0.62)
Year Ended 12/31/2017	$9.90	0.31	0.76	1.07	(0.33)	(0.04)	(0.37)
Year Ended 12/31/2016	$9.79	0.28	0.00 (c)	0.28	(0.17)	—	(0.17)
Year Ended 12/31/2015	$9.99	0.18	(0.20)	(0.02)	(0.18)	—	(0.18)
Year Ended 12/31/2014	$9.59	0.18	0.32	0.50	(0.10)	—	(0.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$9.44	(5.11%)	0.51%	0.51%	3.13%	80%	$1,412,097
Year Ended 12/31/2017	$10.63	11.35%	0.54%	0.54%	3.32%	161%	$1,434,026
Year Ended 12/31/2016	$9.92	3.02%	0.57%	0.56%	2.96%	394%	$1,464,843
Year Ended 12/31/2015	$9.81	(0.07%)	0.57%	0.56%	2.09%	414%	$1,483,185
Year Ended 12/31/2014	$10.02	5.62%	0.56%	0.56%	2.02%	346%	$1,550,651
Class 2
Year Ended 12/31/2018	$9.41	(5.37%)	0.76%	0.76%	2.87%	80%	$12,261
Year Ended 12/31/2017	$10.60	10.99%	0.79%	0.79%	3.07%	161%	$16,156
Year Ended 12/31/2016	$9.90	2.78%	0.82%	0.81%	2.73%	394%	$17,042
Year Ended 12/31/2015	$9.79	(0.22%)	0.82%	0.81%	1.86%	414%	$12,641
Year Ended 12/31/2014	$9.99	5.25%	0.82%	0.81%	1.82%	346%	$7,359
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	19

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
20	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,253,449*

22	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,281,169*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(9,329,418)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	418,490
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	217,835,698
Futures contracts — short	133,733,330

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset
24	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.59%
Class 2	0.84
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
26	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(249,987)	249,987	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
61,447,742	26,410,449	87,858,191	52,935,422	—	52,935,422
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
43,614,989	—	(15,071,554)	(70,887,123)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,487,501,717	5,635,672	(76,522,795)	(70,887,123)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	7,202,272	7,869,282	15,071,554	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,155,021,961 and $1,026,465,636, respectively, for the year ended December 31, 2018, of which $354,357,367 and $76,075,738, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
28	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Long Government/Credit Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Long Government/Credit Bond Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
32	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2018	35

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Columbia Variable Portfolio – Long Government/Credit Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1876 AR (02/19)

Annual Report
December 31, 2018
CTIVP® – Lazard International Equity Advantage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

CTIVP® – Lazard International Equity Advantage Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
CTIVP® – Lazard International Equity Advantage Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Lazard Asset Management LLC
Paul Moghtader, CFA
Taras Ivanenko, CFA, PhD
Ciprian Marin
Craig Scholl, CFA
Susanne Willumsen
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	-15.98	0.93	1.87
Class 2	04/30/13	-16.21	0.67	1.61
MSCI EAFE Index (Net)		-13.79	0.53	2.34
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns acheived by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Lazard International Equity Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Roche Holding AG, Genusschein Shares (Switzerland)	3.4
Novartis AG, Registered Shares (Switzerland)	3.3
Allianz SE, Registered Shares (Germany)	2.6
Total SA (France)	2.4
Unilever NV-CVA (Netherlands)	2.3
CSL Ltd. (Australia)	2.0
Royal Dutch Shell PLC, Class A (United Kingdom)	2.0
Imperial Brands PLC (United Kingdom)	1.9
Enel SpA (Italy)	1.8
Lloyds Banking Group PLC (United Kingdom)	1.8
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	5.5
Consumer Discretionary	9.2
Consumer Staples	11.2
Energy	7.0
Financials	20.4
Health Care	12.7
Industrials	13.4
Information Technology	5.1
Materials	7.0
Real Estate	3.8
Utilities	4.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2018)
Australia	6.7
Austria	0.2
Belgium	0.7
Denmark	0.9
Finland	0.4
France	11.4
Germany	7.0
Hong Kong	3.4
Ireland	0.3
Israel	0.3
Italy	4.2
Japan	24.2
Jersey	0.7
Macau	0.2
Country breakdown (%) (at December 31, 2018)
Netherlands	5.6
New Zealand	0.2
Norway	2.6
Singapore	1.3
Spain	3.1
Sweden	1.0
Switzerland	8.6
United Kingdom	15.6
United States(a)	1.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Manager Discussion of Fund Performance
At December 31, 2018, approximately 99.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -16.21%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -13.79% over the same period. Consumer discretionary, financials and industrials holdings detracted from performance, although energy, health care and consumer staples positions contributed to returns.
Markets reflected fears of slowing global economy
The EAFE markets (developed global markets outside of the U.S. and Canada) continued to bear the brunt of increasing investor fears over a slowing global economy, heightened trade tensions, higher interest rates and ongoing political uncertainty and rancor. The year began with optimism, particularly in Europe, that economic growth was imminent. Improving wages and a pick-up in inflation increased optimism and the European Central Bank (ECB) made overtures about tightening monetary policies. Subsequent economic figures did not support the early optimism and the benchnmark fell nearly 14% for the year as every market posted a negative return. Most of the loss was concentrated in the fourth quarter as the benchmark lost 12.5%. European markets continued to suffer disproportionately as the waning influence of German Chancellor Merkel, the “gilet janues” (yellow vests) protests in France, Italy’s budget battles with Brussels and ongoing Brexit saga weighed on every major market. The anticipation of a slowing global economy also impacted oil prices, which plummeted in December. Asian markets were not immune as Japan and Australia felt the impact of investor fears and a weakening outlook for China.
Contributors and detractors
The Fund’s largest contribution came from its health care, energy and consumer staples holdings. Defensive sectors like utilities and health care were the best-performing sectors in the light of the deteriorating economic outlook of major economies. While consumer staples outperformed the market, they did not defend as well due to concerns surrounding the tobacco sector where the U.S. regulators are preparing to ban menthol cigarettes.
Energy stocks also outperformed over the year. The energy sector’s performance has been volatile this year, with investors attempting to balance a U.S. demand that allies stop using Iranian oil, trade friction, as well as inventory and supply concerns. Oversupply concerns appeared to be the major reasons behind the recent selling as U.S. production had ramped up, Saudi Arabia continued to pump at record levels, and sanctions on Iran were accompanied by waivers that appeared to be bigger than expected.
The largest detractors came from the Fund’s consumer discretionary, financials and industrials holdings. After a very strong few years of market outperformance by consumer discretionary stocks, the sector lost some ground on trade tensions, deteriorations in China and a generally slowing economic backdrop. This was particularly the case for automobiles and components, which has become unloved by the stock market. The automotive European sector now trades at a 50% discount to the European market.
Uncertainty about future earnings streams and disruptions created by the tech industry weighed on the industry. Similarly, industrial stocks had a tough 2018 despite peak profits, with trade war concerns and uncertainty as to future growth. This led to sharp sell-offs of industrials in both Japan and elsewhere in the region. The financial sector had also struggled over the past several months as falling interest rates, financial market turmoil, and economic growth concerns conspired to push the sector lower.
Among individual holdings CSL, the Australian biotech giant, was one of the Fund’s largest contributors to performance. The company had been a strong performer as demand for its hemophilia drug and other higher margin offerings including plasma protein therapies remained high, although we trimmed our overweight modestly over the course of the year. Elsewhere, Evraz, the U.K.-listed Russian steel producer posted strong results during the year and a significant dividend yield of 15%. Soaring prices of vanadium, which is used in the manufacture of various auto components, and a healthy steel market backdrop have
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
aided rapid deleveraging, leading to higher shareholder returns. Finally, Saracen Mineral Holdings, the Australian gold mining concern, enjoyed strong results, notably in the last quarter of 2018 as gold prices surged as investors exited stocks in favor of tangible assets.
Detractors included Covestro, the German chemicals company, which struggled with the uncertain global economic outlook. Their proprietary polyurethane precursor product, TDI, is facing new competition from two rival chemical firms which will place pressure on prices. The company issued a profit warning in November that further depressed the stock. Continental AG, the German tire manufacturer, issued a profit warning in August after its second-quarter conference call warning of lower margins and revenues across all of their divisions. The timing disappointed analysts who downgraded the stock. With the uncertain outlook for auto sales, the stock has continued to sell off. Deutsche Lufthansa also disappointed as the airliner’s focus remained on cutting costs to preserve profit, while fare growth is slight at best and fuel costs are rising. Strong competition from low-cost airlines in Europe and national carriers in Asia and the Middle East is pressuring fares to all regions.
Portfolio positioning
During the period, we purchased a full position in Novartis, the Swiss pharmaceutical company, as it raised its revenue guidelines for 2018 and produced increased earnings on higher margins and potentially lower tax liabilities. We also purchased a significant position in Italian utility company, Enel. We believed Enel’s accelerated earnings from the commissioning of new grid and renewables capacity, as well as relatively low leverage, should allow it to generate sufficient funds to maintain its ambitious dividend growth targets over the next few years. Sales included Banco Santander, as the Spanish bank started to underperform the sector. While the stock looks attractive on a valuation basis, its core capital ratios are still low compared with EU peers. We also sold down our position in Japanese auto manufacturer Nissan following a challenging year with weakening demand. The company was also rocked by an internal investigation that found alleged wrongdoings under the guidance of Carlos Ghosn. As a result, the Board discharged him as a Representative Director and as Chairman of the Board. Japanese prosecutors charged Ghosn with allegedly collaborating to falsify securities statements and underreport $44.6 million in income from 2011 to 2015.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	874.40	1,021.34	3.75	4.05	0.79
Class 2	1,000.00	1,000.00	872.90	1,020.07	4.94	5.32	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	7

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Australia 6.7%
Alumina Ltd.	1,463,712	2,370,931
Aristocrat Leisure Ltd.	1,149,271	17,691,645
BlueScope Steel Ltd.	936,007	7,220,468
CIMIC Group Ltd.	613,990	18,775,779
Coca-Cola Amatil Ltd.	815,176	4,701,593
Cochlear Ltd.	67,411	8,259,780
Coles Group Ltd.(a)	1,931,603	15,972,555
CSL Ltd.	423,687	55,341,110
Inghams Group Ltd.	2,396,519	6,972,683
Link Administration Holdings Ltd.	1,319,983	6,299,222
Qantas Airways Ltd.	3,567,933	14,555,473
Regis Resources Ltd.	1,318,187	4,489,260
Sandfire Resources NL	800,025	3,767,105
Saracen Mineral Holdings Ltd.(a)	6,368,547	13,166,666
St. Barbara Ltd.	1,279,041	4,236,625
Wesfarmers Ltd.	194,896	4,427,777
Total		188,248,672
Austria 0.2%
Raiffeisen Bank International AG	111,223	2,838,070
voestalpine AG	99,721	2,974,117
Total		5,812,187
Belgium 0.7%
Proximus SADP	213,821	5,785,740
UCB SA	161,966	13,228,831
Total		19,014,571
Denmark 0.9%
H Lundbeck A/S	65,549	2,885,000
Novo Nordisk A/S, Class B	502,639	23,084,743
Total		25,969,743
Finland 0.4%
Fortum OYJ	223,005	4,881,437
Neste OYJ	94,726	7,333,932
Total		12,215,369
Common Stocks (continued)
Issuer	Shares	Value ($)
France 11.3%
Air France-KLM(a)	278,334	3,022,634
AXA SA	1,032,276	22,278,482
BNP Paribas SA	230,717	10,419,351
Credit Agricole SA	367,658	3,956,893
Eiffage SA	78,839	6,591,510
Electricite de France SA	2,090,797	33,090,756
Engie SA	968,555	13,916,133
Faurecia SA	267,785	10,103,878
Hermes International	30,824	17,124,600
Ipsen SA	148,893	19,264,784
Kering SA	18,036	8,449,296
L’Oreal SA	104,607	23,936,628
Orange SA	949,535	15,387,948
Peugeot SA	1,441,407	30,742,052
Safran SA	44,935	5,389,278
Schneider Electric SE	52,372	3,552,458
Total SA	1,259,700	66,443,015
Unibail-Rodamco-Westfield	156,498	24,217,207
Total		317,886,903
Germany 6.8%
Allianz SE, Registered Shares	360,816	72,507,872
Continental AG	148,616	20,692,684
Covestro AG	362,189	17,937,223
Deutsche Lufthansa AG, Registered Shares	605,983	13,685,247
Hugo Boss AG	179,866	11,087,712
MTU Aero Engines AG	139,883	25,402,981
SAP SE	210,496	20,891,658
Siltronic AG	94,091	7,828,612
Total		190,033,989
Hong Kong 3.4%
CK Asset Holdings Ltd.	2,245,500	16,429,380
CK Hutchison Holdings Ltd.	555,500	5,331,806
Hang Seng Bank Ltd.	289,100	6,476,201
Jardine Matheson Holdings Ltd.	227,600	15,847,503
Kerry Properties Ltd.	1,685,000	5,751,050
Lifestyle International Holdings Ltd.	3,645,000	5,525,665
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Link REIT (The)	1,158,500	11,744,554
Sands China Ltd.	3,398,400	14,820,466
Swire Pacific Ltd., Class A	585,000	6,176,428
Xinyi Glass Holdings Ltd.	5,036,000	5,563,021
Total		93,666,074
Ireland 0.3%
ICON PLC(a)	54,553	7,048,793
Israel 0.3%
Attunity Ltd.(a)	136,419	2,684,726
Israel Discount Bank Ltd.	2,069,055	6,396,629
Total		9,081,355
Italy 4.1%
Enel SpA	8,691,859	50,388,833
ENI SpA	892,580	14,100,268
Fiat Chrysler Automobiles NV(a)	534,358	7,704,570
Intesa Sanpaolo SpA	12,053,107	26,837,718
Poste Italiane SpA	596,832	4,785,819
UniCredit SpA	1,074,553	12,171,356
Total		115,988,564
Japan 24.1%
Advantest Corp.	665,200	13,610,417
AGC, Inc.	307,100	9,545,580
Canon, Inc.	412,500	11,350,225
Capcom Co., Ltd.	529,700	10,502,637
Daicel Corp.	1,547,100	15,881,961
Dai-ichi Life Holdings, Inc.	205,300	3,188,235
Daiwa House Industry Co., Ltd.	1,216,900	38,817,189
DMG Mori Co., Ltd.	1,443,300	16,210,646
East Japan Railway Co.	396,100	34,979,648
FUJIFILM Holdings Corp.	379,700	14,718,887
Fukuoka Financial Group, Inc.	301,400	6,110,440
Hitachi Capital Corp.	143,500	3,017,183
Hitachi Ltd.	383,000	10,153,427
Honda Motor Co., Ltd.	651,300	17,158,543
Japan Post Holdings Co., Ltd.	4,178,100	48,240,467
JFE Holdings, Inc.	963,600	15,348,543
JSR Corp.	351,200	5,271,700
KDDI Corp.	214,600	5,127,850
Common Stocks (continued)
Issuer	Shares	Value ($)
Kose Corp.	33,900	5,324,940
Maeda Corp.	233,700	2,182,306
Mitsubishi Heavy Industries Ltd.	78,600	2,820,353
Mitsubishi UFJ Financial Group, Inc.	4,345,600	21,326,707
MS&AD Insurance Group Holdings, Inc.	873,400	24,826,648
Nitto Denko Corp.	202,300	10,146,241
Nomura Holdings, Inc.	1,884,000	7,139,621
NTT DoCoMo, Inc.	2,157,000	48,466,121
ORIX Corp.	2,229,300	32,574,361
Raysum Co., Ltd.	201,200	1,782,522
Seven & I Holdings Co., Ltd.	466,300	20,263,117
Shin-Etsu Chemical Co., Ltd.	303,900	23,349,498
Shionogi & Co., Ltd.	278,900	15,918,352
Showa Denko KK	196,500	5,834,972
Sompo Holdings, Inc.	525,400	17,847,893
Sumitomo Heavy Industries Ltd.	217,500	6,449,134
Sumitomo Mitsui Construction Co., Ltd.(a)	932,300	5,663,904
Sumitomo Mitsui Financial Group, Inc.	729,400	24,044,720
Sumitomo Mitsui Trust Holdings, Inc.	427,900	15,582,819
Suzuken Co., Ltd.	379,600	19,330,231
Taisei Corp.	390,300	16,715,928
Tokai Carbon Co., Ltd.	185,200	2,101,205
Tokyo Electron Ltd.	179,100	20,162,059
Tokyo Gas Co., Ltd.	482,200	12,195,879
Tosoh Corp.	569,700	7,389,637
Toyo Seikan Group Holdings Ltd.	346,400	7,928,467
Toyota Motor Corp.	186,700	10,807,427
UT Group Co., Ltd.(a)	203,100	3,486,648
V Technology Co., Ltd.	15,600	1,760,431
West Japan Railway Co.	57,800	4,083,639
Total		676,739,358
Jersey 0.7%
Ferguson PLC	288,593	18,440,580
Macau 0.2%
Wynn Macau Ltd.	2,351,600	5,119,116
Netherlands 5.6%
Aegon NV	1,692,503	7,927,081
Euronext NV(b)	144,415	8,320,832

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
ING Groep NV	2,778,597	29,888,248
Koninklijke Ahold Delhaize NV	796,966	20,133,110
Unilever NV-CVA	1,146,289	62,097,070
Wolters Kluwer NV	484,223	28,475,790
Total		156,842,131
New Zealand 0.2%
a2 Milk Co., Ltd.(a)	837,965	6,295,273
Norway 2.6%
Aker BP ASA	251,732	6,346,924
DNO ASA	1,756,409	2,551,996
Equinor ASA	2,026,910	42,995,097
SalMar ASA	108,251	5,369,119
Telenor ASA	799,513	15,526,784
Total		72,789,920
Singapore 1.3%
China Sunsine Chemical Holdings Ltd.	4,191,600	3,884,052
Yangzijiang Shipbuilding Holdings Ltd.	35,486,500	32,606,494
Total		36,490,546
Spain 3.1%
Amadeus IT Group SA, Class A	406,513	28,284,185
Banco Bilbao Vizcaya Argentaria SA	3,534,207	18,773,061
Industria de Diseno Textil SA	693,122	17,691,721
International Consolidated Airlines Group SA	2,781,971	22,054,771
Total		86,803,738
Sweden 1.0%
Atlas Copco AB, Class A	157,870	3,766,469
Mycronic AB	280,764	3,751,410
Sandvik AB	241,838	3,465,121
Volvo AB, B Shares	1,333,373	17,459,266
Total		28,442,266
Switzerland 8.6%
Georg Fischer AG, Registered Shares	8,077	6,480,016
Nestlé SA, Registered Shares	389,980	31,651,864
Novartis AG, Registered Shares	1,050,876	90,001,505
Partners Group Holding AG	20,273	12,333,011
Roche Holding AG, Genusschein Shares	382,227	94,891,240
Swatch Group AG (The), Registered Shares	110,766	6,406,909
Total		241,764,545
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 15.5%
Anglo American PLC	732,852	16,387,063
Ashtead Group PLC	495,180	10,329,150
Associated British Foods PLC	775,263	20,206,101
Auto Trader Group PLC	1,784,033	10,353,445
Burberry Group PLC	480,289	10,546,673
Cineworld Group PLC	6,122,125	20,555,564
Evraz PLC	1,901,111	11,641,414
Galiform PLC	2,104,563	11,677,183
Games Workshop Group PLC	174,721	6,761,716
Hargreaves Lansdown PLC	1,056,831	24,925,344
HSBC Holdings PLC	946,894	7,811,626
Imperial Brands PLC	1,755,614	53,285,926
KAZ Minerals PLC	458,006	3,115,980
Lloyds Banking Group PLC	74,243,391	48,939,828
Mondi PLC	470,789	9,805,475
National Grid PLC	1,474,204	14,422,614
Pearson PLC	580,331	6,952,304
Persimmon PLC	147,669	3,636,467
Royal Bank of Scotland Group PLC	10,966,950	30,422,942
Royal Dutch Shell PLC, Class A	1,853,176	54,622,113
SSP Group PLC	287,159	2,370,460
Tate & Lyle PLC	2,481,296	20,879,412
Taylor Wimpey PLC	5,361,334	9,322,602
Vodafone Group PLC	6,101,673	11,863,421
WH Smith PLC	146,086	3,204,626
Wm Morrison Supermarkets PLC	4,301,206	11,693,024
Total		435,732,473
Total Common Stocks (Cost $2,916,232,120)		2,750,426,166

Preferred Stocks 0.3%
Issuer	Shares	Value ($)
Germany 0.3%
Schaeffler AG	825,485	7,031,913
Total Preferred Stocks (Cost $12,424,607)		7,031,913

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(c),(d)	39,708,331	39,704,360
Total Money Market Funds (Cost $39,704,360)		39,704,360
Total Investments in Securities (Cost $2,968,361,087)		2,797,162,439
Other Assets & Liabilities, Net		7,973,835
Net Assets		$2,805,136,274
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $8,320,832, which represents 0.30% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	16,969,451	986,577,417	(963,838,537)	39,708,331	5,914	(1,697)	571,914	39,704,360
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	188,248,672	—	—	188,248,672
Austria	—	5,812,187	—	—	5,812,187
Belgium	—	19,014,571	—	—	19,014,571
Denmark	—	25,969,743	—	—	25,969,743
Finland	—	12,215,369	—	—	12,215,369
France	—	317,886,903	—	—	317,886,903
Germany	—	190,033,989	—	—	190,033,989
Hong Kong	—	93,666,074	—	—	93,666,074
Ireland	7,048,793	—	—	—	7,048,793
Israel	2,684,726	6,396,629	—	—	9,081,355
Italy	—	115,988,564	—	—	115,988,564
Japan	—	676,739,358	—	—	676,739,358
Jersey	—	18,440,580	—	—	18,440,580
Macau	—	5,119,116	—	—	5,119,116
Netherlands	—	156,842,131	—	—	156,842,131
New Zealand	—	6,295,273	—	—	6,295,273
Norway	—	72,789,920	—	—	72,789,920
Singapore	—	36,490,546	—	—	36,490,546
Spain	—	86,803,738	—	—	86,803,738
Sweden	—	28,442,266	—	—	28,442,266
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Switzerland	—	241,764,545	—	—	241,764,545
United Kingdom	—	435,732,473	—	—	435,732,473
Total Common Stocks	9,733,519	2,740,692,647	—	—	2,750,426,166
Preferred Stocks
Germany	—	7,031,913	—	—	7,031,913
Total Preferred Stocks	—	7,031,913	—	—	7,031,913
Money Market Funds	—	—	—	39,704,360	39,704,360
Total Investments in Securities	9,733,519	2,747,724,560	—	39,704,360	2,797,162,439
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	13

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,928,656,727)	$2,757,458,079
Affiliated issuers (cost $39,704,360)	39,704,360
Receivable for:
Investments sold	107,377
Capital shares sold	27,406
Dividends	2,764,636
Foreign tax reclaims	7,873,472
Prepaid expenses	11,119
Trustees’ deferred compensation plan	60,383
Total assets	2,808,006,832
Liabilities
Foreign currency (cost $9,837)	9,869
Payable for:
Investments purchased	1,667
Capital shares purchased	932,392
Management services fees	1,738,221
Distribution and/or service fees	4,080
Service fees	938
Compensation of board members	3,247
Compensation of chief compliance officer	275
Other expenses	119,486
Trustees’ deferred compensation plan	60,383
Total liabilities	2,870,558
Net assets applicable to outstanding capital stock	$2,805,136,274
Represented by
Paid in capital	2,949,848,753
Total distributable earnings (loss) (Note 2)	(144,712,479)
Total - representing net assets applicable to outstanding capital stock	$2,805,136,274
Class 1
Net assets	$2,785,951,350
Shares outstanding	284,381,283
Net asset value per share	$9.80
Class 2
Net assets	$19,184,924
Shares outstanding	1,958,727
Net asset value per share	$9.79
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$99,515,846
Dividends — affiliated issuers	571,914
Foreign taxes withheld	(10,368,872)
Total income	89,718,888
Expenses:
Management services fees	22,508,753
Distribution and/or service fees
Class 2	50,188
Service fees	12,165
Compensation of board members	55,166
Custodian fees	318,379
Printing and postage fees	10,962
Audit fees	35,454
Legal fees	64,228
Compensation of chief compliance officer	1,149
Other	72,817
Total expenses	23,129,261
Net investment income	66,589,627
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,942,267
Investments — affiliated issuers	5,914
Foreign currency translations	(1,527,627)
Net realized gain	14,420,554
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(555,324,406)
Investments — affiliated issuers	(1,697)
Foreign currency translations	(208,533)
Net change in unrealized appreciation (depreciation)	(555,534,636)
Net realized and unrealized loss	(541,114,082)
Net decrease in net assets resulting from operations	$(474,524,455)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$66,589,627	$45,541,957
Net realized gain	14,420,554	80,894,760
Net change in unrealized appreciation (depreciation)	(555,534,636)	354,688,005
Net increase (decrease) in net assets resulting from operations	(474,524,455)	481,124,722
Distributions to shareholders
Net investment income and net realized gains
Class 1	(73,892,446)
Class 2	(465,865)
Net investment income
Class 1		(35,048,163)
Class 2		(133,634)
Total distributions to shareholders (Note 2)	(74,358,311)	(35,181,797)
Increase in net assets from capital stock activity	326,765,951	1,247,592,775
Total increase (decrease) in net assets	(222,116,815)	1,693,535,700
Net assets at beginning of year	3,027,253,089	1,333,717,389
Net assets at end of year	$2,805,136,274	$3,027,253,089
Undistributed net investment income	$12,017,930	$12,706,003

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	39,461,471	396,635,395	123,061,238	1,321,876,155
Distributions reinvested	6,516,926	73,892,446	3,137,454	35,048,163
Redemptions	(13,062,172)	(148,965,605)	(10,487,162)	(119,437,582)
Net increase	32,916,225	321,562,236	115,711,530	1,237,486,736
Class 2
Subscriptions	560,114	6,404,927	958,976	10,604,372
Distributions reinvested	41,155	465,865	11,934	133,634
Redemptions	(145,945)	(1,667,077)	(56,823)	(631,967)
Net increase	455,324	5,203,715	914,087	10,106,039
Total net increase	33,371,549	326,765,951	116,625,617	1,247,592,775
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

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CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$11.97	0.26	(2.14)	(1.88)	(0.25)	(0.04)	(0.29)
Year Ended 12/31/2017	$9.78	0.21	2.13	2.34	(0.15)	—	(0.15)
Year Ended 12/31/2016	$9.60	0.20	0.18	0.38	(0.20)	—	(0.20)
Year Ended 12/31/2015	$10.24	0.24	(0.58)	(0.34)	(0.30)	—	(0.30)
Year Ended 12/31/2014	$10.52	0.26	(0.26)	0.00 (c)	(0.27)	(0.01)	(0.28)
Class 2
Year Ended 12/31/2018	$11.96	0.23	(2.13)	(1.90)	(0.23)	(0.04)	(0.27)
Year Ended 12/31/2017	$9.78	0.17	2.13	2.30	(0.12)	—	(0.12)
Year Ended 12/31/2016	$9.60	0.16	0.21	0.37	(0.19)	—	(0.19)
Year Ended 12/31/2015	$10.25	0.21	(0.58)	(0.37)	(0.28)	—	(0.28)
Year Ended 12/31/2014	$10.52	0.21	(0.22)	(0.01)	(0.25)	(0.01)	(0.26)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$9.80	(15.98%)	0.79%	0.79%	2.28%	73%	$2,785,951
Year Ended 12/31/2017	$11.97	24.05%	0.83%	0.83%	1.90%	71%	$3,009,266
Year Ended 12/31/2016	$9.78	4.06%	0.91%	0.91%	2.11%	129%	$1,327,954
Year Ended 12/31/2015	$9.60	(3.37%)	0.92%	0.92%	2.35%	12%	$1,240,134
Year Ended 12/31/2014	$10.24	(0.05%)	0.93%	0.90%	2.43%	8%	$1,246,988
Class 2
Year Ended 12/31/2018	$9.79	(16.21%)	1.04%	1.04%	2.04%	73%	$19,185
Year Ended 12/31/2017	$11.96	23.64%	1.08%	1.08%	1.55%	71%	$17,987
Year Ended 12/31/2016	$9.78	3.87%	1.17%	1.17%	1.68%	129%	$5,764
Year Ended 12/31/2015	$9.60	(3.71%)	1.17%	1.17%	2.09%	12%	$3,452
Year Ended 12/31/2014	$10.25	(0.20%)	1.18%	1.15%	1.99%	8%	$2,251
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	19

Notes to Financial Statements
December 31, 2018
Note 1. Organization
CTIVP® – Lazard International Equity Advantage Fund (formerly known as Variable Portfolio - Lazard International Equity Advantage Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Variable Portfolio – Lazard International Equity Advantage Fund was renamed CTIVP® – Lazard International Equity Advantage Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
22	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.77% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Lazard Asset Management LLC (Lazard) to serve as the subadviser to the Fund. The Investment Manager compensates Lazard to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.00% of the Fund’s average daily net assets.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.92%
Class 2	1.17
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and former PFIC holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
24	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(2,248,531)	2,248,533	(2)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
74,358,311	—	74,358,311	35,181,797	—	35,181,797
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
13,807,305	14,732,902	—	(173,195,297)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,970,357,736	111,352,186	(284,547,483)	(173,195,297)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,379,295,378 and $2,088,822,346, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
26	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of CTIVP® – Lazard International Equity Advantage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® - Lazard International Equity Advantage Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$15,469,547	$9,889,857	$0.03	$99,515,846	$0.35
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Foreign taxes for the Fund are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 28, 2019.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018	33

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
34	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2018

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CTIVP® – Lazard International Equity Advantage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6596 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Asset Allocation Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Asset Allocation Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Asset Allocation Fund (the Fund) seeks total return, consisting of current income and long-term capital appreciation.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2009
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	-4.52	5.28	9.19
Class 2	06/01/00	-4.80	5.00	8.93
Blended Benchmark		-2.35	6.24	9.42
S&P 500 Index		-4.38	8.49	13.12
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	3.48
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting in the S&P 500 Index and a 40% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Alternative Strategies Funds	4.0
Equity Funds	50.6
Exchange-Traded Funds	1.1
Fixed-Income Funds	32.7
Money Market Funds	11.6
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -4.80%. The Fund underperformed its Blended Benchmark, which returned -2.35% for the same time period. During the same 12 months, the S&P 500 Index returned -4.38% and the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.01%. The Fund’s underperformance relative to its Blended Benchmark was due to a combination of asset allocation decisions and weak performance of certain underlying funds.
Uncertainty rattled investors in fourth quarter
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors as it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth rate hike of 2018 and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. The MSCI EAFE Index, a broad-based proxy for developed foreign equity markets, returned -13.79% (in U.S. dollars) over the same period. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of its anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Significant performance factors
Overall, the decision to overweight equity markets and underweight allocations directed at broad fixed-income markets proved detrimental to relative returns over the 12-month period, given the equity sell-off experienced at the end of 2018. Positions in large-cap equities, in particular, were the largest detractors for the period, as underlying funds underperformed. A small position in small-cap equities also hurt returns as small-cap stocks posted some of the worst results among U.S. equities for the year. An underweight allocation in fixed income detracted from relative returns as, broadly speaking, the fixed-income market posted better results than the equity market. One bright spot was the Fund’s out-of-benchmark allocation to cash, which served as a nice buffer to negative equity returns. However, an out-of-benchmark position in commodities hindered relative returns as both the underlying fund and the asset class struggled.
Portfolio changes
During the period, we decreased the Fund’s allocation to equities to a weight that is in line with its Blended Benchmark. Specifically, we decreased the Fund’s allocation to domestic equities and trimmed an out-of-benchmark allocation to international equities. The Fund maintained a small position in equities of developed countries outside the United States, but a position in emerging markets equities was eliminated. On the fixed-income side of the portfolio, the Fund maintained an underweight throughout the period. However, we shifted Fund positions during the period based on market conditions. We also decreased the Fund’s allocation to alternative strategies during the period. We reduced the Fund’s exposure to commodities as quantitative signals began to deteriorate and we believed it was prudent to take profits and trim the Fund’s position in the asset class.
4	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
A turbulent 2018 is behind us, but equity volatility remained above average heading into 2019. Against this backdrop for global capital markets, the Fund maintained a neutral tactical positioning in equities and an underweight in fixed income. As our economic views evolved over the period, we increased the Fund’s allocation to cash as we believed higher short-term rates made shorter duration investments, such as cash, attractive compared to higher duration choices. (Duration is a measure of interest-rate sensitivity, similar to maturity.) While returns were negative across most market segments in the fourth quarter of 2018, diversification was useful to help mitigate the severe decline.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	947.70	1,024.23	1.09	1.13	0.22	3.60	3.74	0.73
Class 2	1,000.00	1,000.00	946.10	1,022.96	2.32	2.41	0.47	4.83	5.02	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	183,842	772,136
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	187,026	1,623,389
Total Alternative Strategies Funds (Cost $2,788,045)		2,395,525

Equity Funds 50.3%

U.S. Large Cap 50.3%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	644,610	14,097,613
Columbia Disciplined Core Fund, Institutional 3 Class(a)	1,544,644	16,450,454
Total		30,548,067
Total Equity Funds (Cost $21,441,929)		30,548,067

Exchange-Traded Funds 1.1%

iShares iBoxx $ Investment Grade Corporate Bond ETF	6,127	691,249
Total Exchange-Traded Funds (Cost $731,013)		691,249

Fixed-Income Funds 32.5%

High Yield 5.7%
Columbia High Yield Bond Fund, Institutional 3 Class(a)	1,296,147	3,486,635
Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 26.8%
Columbia Corporate Income Fund, Institutional 3 Class(a)	312,876	3,009,866
Columbia Quality Income Fund, Institutional 3 Class(a)	526,919	2,819,015
Columbia Total Return Bond Fund, Institutional 3 Class(a)	402,915	3,553,715
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	629,209	6,896,131
Total		16,278,727
Total Fixed-Income Funds (Cost $20,177,377)		19,765,362

Money Market Funds 11.5%

Columbia Government Money Market Fund, Institutional 3 Class, 2.113%(a)	847,026	847,026
Columbia Short-Term Cash Fund, 2.459%(a),(b)	6,164,470	6,163,855
Total Money Market Funds (Cost $7,011,337)		7,010,881
Total Investments in Securities (Cost: $52,149,701)		60,411,084
Other Assets & Liabilities, Net		347,350
Net Assets		60,758,434
At December 31, 2018, securities and/or cash totaling $398,290 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 E-mini	17	03/2019	USD	1,146,650	—	(34,441)
S&P 500 E-mini	28	03/2019	USD	3,507,280	—	(69,929)
TOPIX Index	9	03/2019	JPY	134,415,000	—	(73,554)
Total					—	(177,924)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	3,402,000	158,396	—	—	158,396	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Commodity Strategy Fund, Institutional 3 Class
	311,029	27,693	(154,880)	183,842	—	(14,345)	(281,955)	121,020	772,136
Columbia Contrarian Core Fund, Institutional 3 Class
	695,438	95,587	(146,415)	644,610	1,137,603	407,778	(3,092,453)	195,414	14,097,613
Columbia Corporate Income Fund, Institutional 3 Class
	344,958	39,091	(71,173)	312,876	—	(15,744)	(215,400)	108,707	3,009,866
Columbia Disciplined Core Fund, Institutional 3 Class
	1,695,315	213,357	(364,028)	1,544,644	1,159,316	755,931	(2,650,151)	225,405	16,450,454
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	126,954	12,265	(139,219)	—	—	(19,505)	(14,096)	—	—
Columbia Government Money Market Fund, Institutional 3 Class, 2.113%
	—	847,026	—	847,026	—	—	—	6,026	847,026
Columbia High Yield Bond Fund, Institutional 3 Class
	—	1,296,147	—	1,296,147	—	—	(354,580)	178,214	3,486,635
Columbia Multi-Asset Income Fund, Institutional 3 Class
	175,155	11,871	—	187,026	—	—	(215,999)	112,366	1,623,389
Columbia Quality Income Fund, Institutional 3 Class
	590,581	64,184	(127,846)	526,919	—	(6,907)	(22,169)	85,767	2,819,015
Columbia Short-Term Cash Fund, 2.459%
	10,226,216	2,358,594	(6,420,340)	6,164,470	—	(523)	(475)	124,515	6,163,855
Columbia Total Return Bond Fund, Institutional 3 Class
	449,632	49,750	(96,467)	402,915	—	(13,630)	(86,498)	112,470	3,553,715
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	619,785	151,910	(142,486)	629,209	—	(35,476)	(53,158)	132,191	6,896,131
Total					2,296,919	1,057,579	(6,986,934)	1,402,095	59,719,835

(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	2,395,525	—	—	—	2,395,525
Equity Funds	30,548,067	—	—	—	30,548,067
Exchange-Traded Funds	691,249	—	—	—	691,249
Fixed-Income Funds	19,765,362	—	—	—	19,765,362
Money Market Funds	847,026	—	—	6,163,855	7,010,881
Total Investments in Securities	54,247,229	—	—	6,163,855	60,411,084
Investments in Derivatives
Asset
Swap Contracts	—	158,396	—	—	158,396
Liability
Futures Contracts	(177,924)	—	—	—	(177,924)
Total	54,069,305	158,396	—	6,163,855	60,391,556
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	9

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $731,013)	$691,249
Affiliated issuers (cost $51,418,688)	59,719,835
Cash	237
Margin deposits on:
Futures contracts	280,081
Swap contracts	118,209
Receivable for:
Investments sold	5,743
Capital shares sold	3,429
Dividends	78,158
Variation margin for futures contracts	33,765
Expense reimbursement due from Investment Manager	708
Prepaid expenses	265
Trustees’ deferred compensation plan	56,667
Total assets	60,988,346
Liabilities
Payable for:
Investments purchased	98,301
Capital shares purchased	10,692
Variation margin for swap contracts	2,195
Management services fees	427
Distribution and/or service fees	207
Service fees	9,437
Compensation of board members	28,715
Compensation of chief compliance officer	7
Audit fees	15,400
Other expenses	7,864
Trustees’ deferred compensation plan	56,667
Total liabilities	229,912
Net assets applicable to outstanding capital stock	$60,758,434
Represented by
Paid in capital	48,382,643
Total distributable earnings (loss) (Note 2)	12,375,791
Total - representing net assets applicable to outstanding capital stock	$60,758,434
Class 1
Net assets	$50,741,827
Shares outstanding	3,599,852
Net asset value per share	$14.10
Class 2
Net assets	$10,016,607
Shares outstanding	718,348
Net asset value per share	$13.94
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$34,351
Dividends — affiliated issuers	1,402,095
Total income	1,436,446
Expenses:
Management services fees	56,228
Distribution and/or service fees
Class 2	28,777
Service fees	120,326
Compensation of board members	13,748
Custodian fees	20,447
Printing and postage fees	14,121
Audit fees	15,400
Legal fees	1,531
Compensation of chief compliance officer	27
Other	6,829
Total expenses	277,434
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(78,368)
Total net expenses	199,066
Net investment income	1,237,380
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,322
Investments — affiliated issuers	1,057,579
Capital gain distributions from underlying affiliated funds	2,296,919
Foreign currency translations	(9,463)
Futures contracts	(45,112)
Swap contracts	(138,153)
Net realized gain	3,165,092
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(53,550)
Investments — affiliated issuers	(6,986,934)
Foreign currency translations	(4,312)
Futures contracts	(315,392)
Swap contracts	158,396
Net change in unrealized appreciation (depreciation)	(7,201,792)
Net realized and unrealized loss	(4,036,700)
Net decrease in net assets resulting from operations	$(2,799,320)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	11

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$1,237,380	$935,551
Net realized gain	3,165,092	4,877,231
Net change in unrealized appreciation (depreciation)	(7,201,792)	4,737,965
Net increase (decrease) in net assets resulting from operations	(2,799,320)	10,550,747
Distributions to shareholders
Net investment income and net realized gains
Class 1	(4,992,077)
Class 2	(1,001,449)
Net investment income
Class 1		(983,980)
Class 2		(176,759)
Net realized gains
Class 1		(56,338)
Class 2		(11,757)
Total distributions to shareholders (Note 2)	(5,993,526)	(1,228,834)
Decrease in net assets from capital stock activity	(2,887,472)	(9,607,048)
Total decrease in net assets	(11,680,318)	(285,135)
Net assets at beginning of year	72,438,752	72,723,887
Net assets at end of year	$60,758,434	$72,438,752
Undistributed net investment income	$1,146,384	$902,975

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	32,541	515,760	41,587	622,702
Distributions reinvested	329,076	4,992,077	68,397	1,040,318
Redemptions	(515,790)	(8,143,595)	(610,885)	(9,258,711)
Net decrease	(154,173)	(2,635,758)	(500,901)	(7,595,691)
Class 2
Subscriptions	58,160	912,315	33,645	498,299
Distributions reinvested	66,674	1,001,449	12,501	188,516
Redemptions	(139,811)	(2,165,478)	(178,313)	(2,698,172)
Net decrease	(14,977)	(251,714)	(132,167)	(2,011,357)
Total net decrease	(169,150)	(2,887,472)	(633,068)	(9,607,048)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

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Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$16.17	0.29	(0.92)	(0.63)	(0.24)	(1.20)	(1.44)
Year Ended 12/31/2017	$14.23	0.20	2.01	2.21	(0.26)	(0.01)	(0.27)
Year Ended 12/31/2016	$13.97	0.20	0.54	0.74	(0.32)	(0.16)	(0.48)
Year Ended 12/31/2015	$15.79	0.27	(0.07)	0.20	(0.33)	(1.69)	(2.02)
Year Ended 12/31/2014	$15.05	0.23	1.25	1.48	(0.39)	(0.35)	(0.74)
Class 2
Year Ended 12/31/2018	$16.01	0.25	(0.92)	(0.67)	(0.20)	(1.20)	(1.40)
Year Ended 12/31/2017	$14.09	0.16	1.99	2.15	(0.22)	(0.01)	(0.23)
Year Ended 12/31/2016	$13.84	0.16	0.54	0.70	(0.29)	(0.16)	(0.45)
Year Ended 12/31/2015	$15.67	0.24	(0.09)	0.15	(0.29)	(1.69)	(1.98)
Year Ended 12/31/2014	$14.94	0.19	1.25	1.44	(0.36)	(0.35)	(0.71)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$14.10	(4.52%)	0.36%	0.25%	1.82%	21%	$50,742
Year Ended 12/31/2017	$16.17	15.62%	0.33%	0.29%	1.34%	26%	$60,697
Year Ended 12/31/2016	$14.23	5.36%	0.23%	0.23%	1.42%	39%	$60,527
Year Ended 12/31/2015	$13.97	1.07%	0.23%	0.22%	1.82%	19%	$65,872
Year Ended 12/31/2014	$15.79	10.05%	0.20%	0.15%	1.51%	41%	$75,415
Class 2
Year Ended 12/31/2018	$13.94	(4.80%)	0.61%	0.49%	1.58%	21%	$10,017
Year Ended 12/31/2017	$16.01	15.37%	0.58%	0.54%	1.05%	26%	$11,742
Year Ended 12/31/2016	$14.09	5.06%	0.48%	0.48%	1.16%	39%	$12,197
Year Ended 12/31/2015	$13.84	0.76%	0.48%	0.47%	1.57%	19%	$13,883
Year Ended 12/31/2014	$15.67	9.80%	0.45%	0.40%	1.26%	41%	$16,557
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	15

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Asset Allocation Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
16	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
18	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	158,396*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	177,924*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(138,153)	(138,153)
Equity risk	(14,357)	—	(14,357)
Interest rate risk	(30,755)	—	(30,755)
Total	(45,112)	(138,153)	(183,265)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	158,396	158,396
Equity risk	(302,031)	—	(302,031)
Interest rate risk	(13,361)	—	(13,361)
Total	(315,392)	158,396	(156,996)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	8,943,441
Futures contracts — short	1,696,039
Credit default swap contracts — buy protection	3,404,000

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
20	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Morgan Stanley ($)
Assets
Liabilities
Centrally cleared credit default swap contracts (a)	2,195
Total financial and derivative net assets	(2,195)
Total collateral received (pledged) (b)	(2,195)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of
22	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in underlying funds that pay a management services fee to the Investment Manager, (ii) 0.12% on assets invested in non-exchange traded, third-party advised mutual funds and (iii) 0.57% on assets invested in securities (other than third-party advised mutual funds and funds that pay a management services fee to the Investment Manager), including other Columbia funds that do not pay a management services fee, exchange-traded funds, derivatives and individual securities. The effective management fee rate, net of any waivers, for the year ended December 31, 2018 was 0.08% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.17% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.14%	0.21%
Class 2	0.39	0.46
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. The Fund’s management services fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, trustees’ deferred compensation, foreign currency transactions, re-characterization of distributions for investments and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(9,523)	9,523	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
24	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,791,112	4,202,414	5,993,526	1,228,834	—	1,228,834
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,233,021	2,962,048	—	8,270,065
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
52,121,491	9,321,612	(1,051,547)	8,270,065
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,669,903 and $14,246,869, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Shareholder concentration risk
At December 31, 2018, two unaffiliated shareholders of record owned 83.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Asset Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Asset Allocation Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	27

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Dividends received deduction	Capital gain dividend
33.15%	$3,125,882
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
28	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
30	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2018	33

Columbia Variable Portfolio – Asset Allocation Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1471 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Strategic Income Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Strategic Income Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Strategic Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since 2010
Colin Lundgren, CFA
Co-Portfolio Manager
Managed Fund since 2010
Jason Callan
Co-Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	-0.39	3.34	6.55
Class 2	06/01/00	-0.64	3.08	6.29
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	3.48
ICE BofAML US Cash Pay High Yield Constrained Index		-2.26	3.81	10.91
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged		-1.82	0.28	1.27
JPMorgan Emerging Markets Bond Index - Global		-4.61	4.18	7.79
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofAML US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Asset-Backed Securities — Non-Agency	9.3
Commercial Mortgage-Backed Securities - Non-Agency	4.2
Common Stocks	0.2
Corporate Bonds & Notes	36.3
Foreign Government Obligations	11.0
Money Market Funds	5.9
Options Purchased Calls	0.1
Residential Mortgage-Backed Securities - Agency	15.1
Residential Mortgage-Backed Securities - Non-Agency	13.8
Senior Loans	3.7
Treasury Bills	0.4
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Quality breakdown (%) (at December 31, 2018)
AAA rating	18.4
AA rating	6.1
A rating	4.6
BBB rating	19.9
BB rating	13.9
B rating	18.3
CCC rating	3.0
Not rated	15.8
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market Exposure Through Derivatives Investments (% of notional exposure)
(at December 31, 2018) (a)
	Long	Short	Net
Fixed Income Derivative Contracts	391.5	(473.2)	(81.7)
Foreign Currency Derivative Contracts	17.8	(36.1)	(18.3)
Total Notional Market Value of Derivative Contracts	409.3	(509.3)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

4	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Manager Discussion of Fund Performance
At December 31, 2018, approximately 50.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -0.64%. The Fund modestly underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% for the 12-month period. During the same time period, the ICE BofAML US Cash Pay High Yield Constrained Index returned -2.26%, the FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned -1.82% and the JPMorgan Emerging Markets Bond Index — Global returned -4.61%. Corporate credit exposure overall detracted, while structured product exposure and duration and yield curve positioning as a whole contributed positively.
Burgeoning global risks weighed on investor sentiment toward global bond markets
The late 2017 U.S. tax reform windfall buoyed risk sentiment into January 2018, while improving economic activity and greenshoots of inflation emboldened the Federal Reserve (Fed) to maintain its interest rate hiking path. Economic optimism from major central banks quickly proved misplaced, however, and the U.S. stood out as the sole bright spot, with its economic growth accelerating to a peak in the third calendar quarter. Economic growth in Europe, Asia and emerging markets grew more tenuous under burgeoning risks of Brexit uncertainties, Italian deficits, trade wars and currency crises. Although these risks failed to metastasize into slower U.S. economic growth during 2018, supporting the Fed’s four interest rate increases during the calendar year, the preponderance of global risks weighed on investor sentiment and pushed segments of the U.S. Treasury curve into inversion by year end. (An inverted yield curve is when yields on shorter term securities are higher than those on longer term securities.) Indeed, short-term U.S. Treasury rates climbed substantially, reflective of the Fed’s resolve in its hiking cycle, while longer term U.S. Treasury rates rose to a lesser extent. Fed Chair Powell’s seemingly apathetic nod to tightening financial conditions only further exacerbated the reversal in risk sentiment in the fourth quarter of 2018, as odds of a recession climbed. Riskier credit that had outperformed in the first half of the year, such as high-yield bank loans, underwent meaningful price corrections. At the end of the annual period, expectations for a 2019 pause in the Fed’s hiking cycle had grown, particularly as U.S. economic data began to decelerate from exceptionally elevated levels and the global economy was tested by a lack of resolution to the various persisting political, financial, trade and currency risks.
Exposure to corporate credit dampened Fund results
The Fund’s performance was challenged during the annual period by a difficult investment environment, wherein not one of the four drivers of fixed-income returns — inflation, duration, credit or currency — posted positive absolute returns. Relative to the benchmark, exposure to corporate credit dampened Fund results most. As investment-grade corporate credit sold off throughout the calendar year, the move was particularly pronounced among longer dated bonds, where the Fund was overweight, amid growing fears of rising interest rates. Within high-yield corporate credit, the Fund’s bias toward higher quality bonds detracted meaningfully from relative performance, as lower quality high-yield credit outperformed significantly during the first half of 2018. Even as CCC-rated bonds succumbed to the turn in risk sentiment toward year end, the Fund’s up-in-quality bias provided somewhat muted benefit given the Fund’s emphasis on energy-related bonds and the broad commodity price correction.
Structured products overweight and duration positioning buoyed Fund results
The Fund’s allocation to structured products, including non-agency mortgage-backed securities and asset-backed securities, proved to be an effective source of diversification amid a broader sell-off in risk assets, benefiting its results relative to the benchmark. In particular, the Fund’s bias toward higher quality securities and its emphasis on household-exposed sectors as an expression of our confidence in the U.S. consumer balance sheet, contributed positively to relative performance. Additionally, the Fund’s duration positioning added value, providing an efficient hedge to its corporate credit exposure, helping to mitigate more pronounced losses from that sector, especially toward the end of the calendar year. While the Fund maintained a duration shorter than that of the benchmark throughout the annual period, we did shift the absolute level of duration over the course of the calendar year as market conditions changed. Most notably, the Fund was shortest in its
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
duration relative to that of the benchmark at the start of the annual period, and we then lengthened its duration positioning toward the end of the year, moving closer to a neutral relative position. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
The Fund’s yield curve positioning also boosted its relative results during the annual period overall. The Fund maintained a flattening bias throughout the Fed’s interest rate hiking cycle, which contributed positively, as the yield curve flattened dramatically during the annual period, with certain parts of the yield curve inverting into year end.
Shifting market conditions drove portfolio changes
As mentioned, we made changes in the Fund’s duration, or interest rate risk, during the annual period. We also made meaningful shifts in the Fund’s overall credit exposure. Given the extended span of strong performance in the credit sector during 2017, we believed it prudent to begin reducing the Fund’s credit exposure — both in high yield and investment grade — during the first half of 2018. We allocated the Fund’s credit exposure to shorter term, high carry structured product sectors, such as non-agency mortgage-backed securities and asset-backed securities. Credit’s significant correction toward the end of the year then prompted us to revisit U.S. corporate credit as a buying opportunity on weakness, predominantly through U.S. high-yield corporate bonds, while maintaining an elevated absolute duration level to serve as a hedge against further volatility. Still, at the end of the annual period, the Fund maintained a duration shorter than that of the benchmark as we seek to protect principal in what we believe will continue to be a rising interest rate environment in the months ahead. Overall, the Fund’s portfolio turnover rate for the 12-month period was 157%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
Derivative positions in the Fund
The Fund utilized inflation swaps, U.S. Treasury futures, interest rate swaps, currency forwards, swaptions and a credit default swap index to maintain and modify target duration, yield curve, credit and currency positioning. On a stand-alone basis, the use of these derivates had a positive impact on Fund performance during the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.90	1,021.95	3.40	3.43	0.67
Class 2	1,000.00	1,000.00	1,000.80	1,020.68	4.66	4.71	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	7

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 10.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	3.619%	750,000	727,715
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.986%	500,000	470,188
Atrium XIII(a),(b)
Series 2013A Class B
3-month USD LIBOR + 1.500% 11/21/2030	3.977%	1,300,000	1,260,654
Babson CLO Ltd.(a),(b)
Series 2015-2A Class B2R
3-month USD LIBOR + 1.590% 10/20/2030	4.059%	500,000	490,728
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A2R
3-month USD LIBOR + 1.400% 10/15/2030	3.836%	2,500,000	2,421,982
CLUB Credit Trust(a)
Series 2018-P3 Class A
01/15/2026	3.820%	1,005,000	1,004,230
Conn’s Receivables Funding LLC(a)
Subordinated Series 2018-A Class B
01/15/2023	4.650%	1,000,000	1,000,275
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class B
07/25/2024	4.280%	440,000	439,912
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class ER
3-month USD LIBOR + 7.540% 10/15/2028	9.976%	500,000	500,017
Dryden XXVIII Senior Loan Fund(a),(b)
Series 2013-28A Class A2LR
3-month USD LIBOR + 1.650% 08/15/2030	4.266%	500,000	492,530
Madison Park Funding XVIII Ltd.(a),(b)
Series 2015-18A Class A1R
3-month USD LIBOR + 1.190% 10/21/2030	3.659%	1,400,000	1,390,000
Madison Park Funding XXXII Ltd.(a),(b),(c)
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	5.500%	500,000	500,000
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Resecuritization Pass-Through Trust(a),(d)
Series 2018-SC1 Class B
09/18/2023	1.000%	400,000	384,000
OHA Credit Partners XIV Ltd.(a),(b)
Series 2017-14A Class B
3-month USD LIBOR + 1.500% 01/21/2030	3.950%	1,000,000	974,934
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	855,000	856,070
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	3.919%	800,000	777,544
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	600,000	600,297
Series 2018-1A Class C
06/17/2024	4.870%	500,000	500,042
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	500,000	502,619
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	4.136%	800,000	784,994
SoFi Consumer Loan Program LLC(a)
Series 2016-3 Class A
12/26/2025	3.050%	184,511	184,395
SoFi Professional Loan Program LLC(a),(d),(e),(f),(g)
Series 2016-A Class RIO
01/25/2038	0.000%	1	243,928
Series 2016-A Class RPO
01/25/2038	0.000%	1	410,663
Voya CLO Ltd.(a),(b)
Series 2017-4A Class B
3-month USD LIBOR + 1.450% 10/15/2030	3.936%	600,000	578,145
Total Asset-Backed Securities — Non-Agency (Cost $17,995,512)			17,495,862

Commercial Mortgage-Backed Securities - Non-Agency 4.7%

Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class C
1-month USD LIBOR + 1.600% Floor 1.600% 05/15/2035	4.055%	500,000	497,167
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	5.405%	800,000	793,046
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% Floor 2.900% 06/15/2035	5.355%	700,000	691,738
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	3.855%	500,000	494,911
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	5.455%	400,000	393,480
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	300,000	283,999
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	500,000	447,435
Direxion Daily Retail Bull(a),(b)
Series 2018-RVP Class C
1-month USD LIBOR + 2.050% Floor 2.050% 03/15/2033	4.505%	375,000	370,791
Series 2018-RVP Class E
3-month USD LIBOR + 4.500% Floor 4.500% 03/15/2033	6.955%	150,000	148,170
Hilton U.S.A. Trust(a),(h)
Series 2016-HHV Class F
11/05/2038	4.194%	1,000,000	899,333
Hilton U.S.A. Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	500,000	505,413
Independence Plaza Trust(a)
Series 2018-INDP Class C
07/10/2035	4.158%	250,000	251,522
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 12/17/2036	4.706%	500,000	502,631
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.850% Floor 0.850% 02/15/2032	3.305%	200,000	198,926
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	3.955%	400,000	397,569
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	5.355%	600,000	593,761
Series 2018-NYCH Class F
1-month USD LIBOR + 3.821% Floor 3.821% 02/15/2032	6.276%	500,000	493,885
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $7,867,574)			7,963,777

Common Stocks 0.2%
Issuer	Shares	Value ($)
Energy 0.2%
Energy Equipment & Services 0.2%
Fieldwood Energy LLC(i)	8,596	326,648
Total Energy		326,648
Financials —%
Diversified Financial Services —%
Fairlane Management Corp.(d),(f),(i),(j)	2,000	—
Total Financials		—
Utilities —%
Independent Power and Renewable Electricity Producers —%
Vistra Energy Corp.(i)	10,180	7,533
Total Utilities		7,533
Total Common Stocks (Cost $200,545)		334,181

Corporate Bonds & Notes(k) 40.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.0%
Bombardier, Inc.(a)
01/15/2023	6.125%	45,000	42,168
12/01/2024	7.500%	102,000	96,909
03/15/2025	7.500%	36,000	33,930

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lockheed Martin Corp.
09/15/2052	4.090%	440,000	411,996
Northrop Grumman Corp.
10/15/2047	4.030%	730,000	663,331
TransDigm, Inc.
07/15/2022	6.000%	146,000	142,884
07/15/2024	6.500%	48,000	46,687
05/15/2025	6.500%	150,000	143,245
06/15/2026	6.375%	56,000	52,178
Total			1,633,328
Automotive 0.2%
Delphi Technologies PLC(a)
10/01/2025	5.000%	78,000	65,523
Ford Motor Co.
12/08/2046	5.291%	390,000	320,158
Total			385,681
Banking 3.2%
Ally Financial, Inc.
11/01/2031	8.000%	297,000	330,368
Bank of America Corp.(l)
01/20/2028	3.824%	1,020,000	986,954
Citigroup, Inc.
05/01/2026	3.400%	360,000	338,793
Goldman Sachs Group, Inc. (The)(l)
05/01/2029	4.223%	930,000	896,008
JPMorgan Chase & Co.(l)
12/05/2029	4.452%	1,169,000	1,187,877
Morgan Stanley(l)
01/24/2029	3.772%	510,000	487,889
Wells Fargo & Co.
10/23/2026	3.000%	710,000	657,251
Wells Fargo & Co.(l)
05/22/2028	3.584%	540,000	518,510
Total			5,403,650
Brokerage/Asset Managers/Exchanges 0.1%
NFP Corp.(a)
07/15/2025	6.875%	122,000	110,107
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	17,000	16,500
Total			126,607
Building Materials 0.3%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	112,000	111,058
05/15/2026	5.875%	105,000	99,915
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	186,000	163,637
Core & Main LP(a)
08/15/2025	6.125%	86,000	76,119
Total			450,729
Cable and Satellite 2.1%
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	180,000	172,632
02/15/2026	5.750%	140,000	137,248
05/01/2026	5.500%	5,000	4,813
05/01/2027	5.125%	164,000	152,657
02/01/2028	5.000%	23,000	21,158
Comcast Corp.
08/15/2047	4.000%	287,000	259,959
CSC Holdings LLC(a)
10/15/2025	6.625%	16,000	16,226
10/15/2025	10.875%	214,000	240,179
02/01/2028	5.375%	201,000	185,125
04/01/2028	7.500%	165,000	164,479
DISH DBS Corp.
11/15/2024	5.875%	236,000	189,915
07/01/2026	7.750%	280,000	231,642
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	79,000	76,235
Quebecor Media, Inc.
01/15/2023	5.750%	199,000	200,575
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	25,000	22,767
02/15/2025	6.625%	107,000	92,260
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	46,000	43,517
07/15/2026	5.375%	56,000	52,927
08/01/2027	5.000%	201,000	183,572
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	266,000	260,697
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	338,000	309,588
08/15/2026	5.500%	89,000	82,750
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	172,000	149,139
Ziggo BV(a)
01/15/2027	5.500%	303,000	272,700
Total			3,522,760
Chemicals 1.0%
Alpha 2 BV(a)
06/01/2023	8.750%	85,000	81,092

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angus Chemical Co.(a)
02/15/2023	8.750%	109,000	109,680
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	83,000	78,160
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	85,000	80,325
Chemours Co. (The)
05/15/2023	6.625%	39,000	39,390
Elementia SAB de CV(a)
01/15/2025	5.500%	250,000	230,830
INEOS Group Holdings SA(a)
08/01/2024	5.625%	18,000	15,974
Koppers, Inc.(a)
02/15/2025	6.000%	21,000	18,604
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	6,000	6,029
12/01/2025	5.875%	189,000	176,598
PQ Corp.(a)
11/15/2022	6.750%	249,000	254,997
12/15/2025	5.750%	117,000	108,575
SASOL Financing USA LLC
03/27/2024	5.875%	205,000	204,571
SPCM SA(a)
09/15/2025	4.875%	58,000	51,551
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	175,000	162,827
Total			1,619,203
Construction Machinery 0.2%
H&E Equipment Services, Inc.
09/01/2025	5.625%	121,000	110,875
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	28,000	27,415
United Rentals North America, Inc.
09/15/2026	5.875%	145,000	137,898
12/15/2026	6.500%	95,000	93,575
Total			369,763
Consumer Cyclical Services 0.2%
APX Group, Inc.
12/01/2020	8.750%	125,000	119,026
12/01/2022	7.875%	133,000	125,619
09/01/2023	7.625%	45,000	36,474
frontdoor, Inc.(a)
08/15/2026	6.750%	32,000	30,473
Total			311,592
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.4%
Energizer Gamma Acquisition, Inc.(a)
07/15/2026	6.375%	36,000	33,023
Mattel, Inc.(a)
12/31/2025	6.750%	84,000	75,090
Prestige Brands, Inc.(a)
12/15/2021	5.375%	69,000	67,620
03/01/2024	6.375%	153,000	147,789
Resideo Funding, Inc.(a)
11/01/2026	6.125%	16,000	15,800
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	17,000	15,475
Spectrum Brands, Inc.
07/15/2025	5.750%	196,000	186,193
Valvoline, Inc.
08/15/2025	4.375%	74,000	68,788
Total			609,778
Diversified Manufacturing 0.4%
Apergy Corp.
05/01/2026	6.375%	100,000	98,000
BWX Technologies, Inc.(a)
07/15/2026	5.375%	25,000	24,210
Gates Global LLC/Co.(a)
07/15/2022	6.000%	66,000	64,315
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	20,000	19,726
TriMas Corp.(a)
10/15/2025	4.875%	12,000	11,159
United Technologies Corp.
11/16/2028	4.125%	220,000	217,991
WESCO Distribution, Inc.
06/15/2024	5.375%	84,000	79,241
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	82,000	86,238
Total			600,880
Electric 5.3%
AES Corp.
03/15/2023	4.500%	46,000	44,845
05/15/2026	6.000%	69,000	70,365
09/01/2027	5.125%	65,000	62,803
Calpine Corp.
01/15/2025	5.750%	76,000	69,409
Calpine Corp.(a)
06/01/2026	5.250%	51,000	46,538

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clearway Energy Operating LLC
08/15/2024	5.375%	231,000	219,672
09/15/2026	5.000%	77,000	69,137
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	29,000	27,700
CMS Energy Corp.
03/01/2024	3.875%	600,000	607,015
02/15/2027	2.950%	165,000	151,278
03/31/2043	4.700%	135,000	135,830
DTE Energy Co.
06/01/2024	3.500%	340,000	336,020
10/01/2026	2.850%	1,220,000	1,122,762
Duke Energy Corp.
04/15/2024	3.750%	748,000	749,240
08/15/2027	3.150%	393,000	367,460
09/01/2046	3.750%	248,000	215,575
Emera U.S. Finance LP
06/15/2046	4.750%	675,000	648,921
Energuate Trust(a)
05/03/2027	5.875%	200,000	184,790
Indiana Michigan Power Co.
07/01/2047	3.750%	321,000	289,959
Light Servicos de Eletricidade SA/Energia SA(a)
05/03/2023	7.250%	200,000	191,398
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	138,000	122,623
NRG Energy, Inc.
01/15/2027	6.625%	140,000	141,717
Pacific Gas & Electric Co.
02/15/2044	4.750%	264,000	217,823
12/01/2047	3.950%	340,000	257,282
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	172,000	165,987
PPL Capital Funding, Inc.
03/15/2024	3.950%	430,000	429,430
Progress Energy, Inc.
04/01/2022	3.150%	382,000	375,438
Southern Co. (The)
07/01/2046	4.400%	762,000	702,203
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	176,000	156,200
Vistra Energy Corp.
11/01/2024	7.625%	77,000	81,447
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	35,000	33,979
WEC Energy Group, Inc.
06/15/2025	3.550%	190,000	184,698
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Xcel Energy, Inc.
12/01/2026	3.350%	525,000	506,798
Total			8,986,342
Finance Companies 1.2%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	97,000	93,829
10/01/2023	5.125%	116,000	111,411
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	1,100,000	921,905
iStar, Inc.
04/01/2022	6.000%	67,000	63,985
Navient Corp.
03/25/2021	5.875%	7,000	6,703
07/26/2021	6.625%	43,000	41,533
06/15/2022	6.500%	166,000	154,762
03/25/2024	6.125%	50,000	42,783
10/25/2024	5.875%	44,000	36,881
06/15/2026	6.750%	101,000	83,838
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	10,000	9,707
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	120,000	108,137
Quicken Loans, Inc.(a)
05/01/2025	5.750%	224,000	209,358
Springleaf Finance Corp.
05/15/2022	6.125%	46,000	44,596
03/15/2023	5.625%	48,000	43,966
03/15/2025	6.875%	81,000	72,311
03/15/2026	7.125%	72,000	64,322
Total			2,110,027
Food and Beverage 2.5%
Anheuser-Busch Companies LLC/ InBev Worldwide, Inc.(a)
02/01/2046	4.900%	1,262,000	1,167,707
B&G Foods, Inc.
04/01/2025	5.250%	127,000	118,183
Bacardi Ltd.(a)
05/15/2048	5.300%	1,020,000	911,943
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	201,000	169,190
Kraft Heinz Foods Co.
06/01/2046	4.375%	931,000	770,313
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	33,000	32,165
11/01/2026	4.875%	118,000	113,778
MHP SA(a)
04/03/2026	6.950%	250,000	215,451

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Molson Coors Brewing Co.
07/15/2046	4.200%	433,000	359,821
Post Holdings, Inc.(a)
08/15/2026	5.000%	169,000	153,963
03/01/2027	5.750%	269,000	252,111
01/15/2028	5.625%	33,000	30,391
Total			4,295,016
Gaming 1.0%
Boyd Gaming Corp.
04/01/2026	6.375%	135,000	130,327
08/15/2026	6.000%	14,000	13,182
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	48,000	41,921
Eldorado Resorts, Inc.
04/01/2025	6.000%	178,000	171,796
Eldorado Resorts, Inc.(a)
09/15/2026	6.000%	52,000	49,134
International Game Technology PLC(a)
02/15/2025	6.500%	161,000	159,705
01/15/2027	6.250%	50,000	47,955
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	100,000	100,903
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	1,000	990
09/01/2026	4.500%	45,000	40,773
01/15/2028	4.500%	114,000	99,972
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	67,000	60,139
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	127,000	123,609
Scientific Games International, Inc.
12/01/2022	10.000%	180,000	182,385
Scientific Games International, Inc.(a)
10/15/2025	5.000%	205,000	183,619
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	31,000	30,126
Tunica-Biloxi Gaming Authority(a)
12/15/2020	3.780%	918,242	245,630
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	73,000	68,597
Total			1,750,763
Health Care 2.6%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	125,000	120,329
Avantor, Inc.(a)
10/01/2025	9.000%	83,000	82,953
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co.
06/06/2027	3.700%	1,030,000	975,533
Cardinal Health, Inc.
06/15/2047	4.368%	570,000	484,744
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	147,000	137,281
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	31,000	30,613
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	82,000	74,591
CVS Health Corp.
03/25/2048	5.050%	660,000	643,919
DaVita, Inc.
05/01/2025	5.000%	78,000	70,773
HCA, Inc.
05/01/2023	4.750%	154,000	151,662
02/01/2025	5.375%	92,000	90,166
02/15/2027	4.500%	351,000	333,953
Hologic, Inc.(a)
10/15/2025	4.375%	87,000	81,169
02/01/2028	4.625%	75,000	67,875
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	170,000	158,527
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	53,000	48,414
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	131,000	125,433
Teleflex, Inc.
06/01/2026	4.875%	28,000	26,740
11/15/2027	4.625%	53,000	49,332
Tenet Healthcare Corp.
04/01/2022	8.125%	62,000	62,079
06/15/2023	6.750%	90,000	84,489
07/15/2024	4.625%	113,000	105,259
05/01/2025	5.125%	93,000	86,800
08/01/2025	7.000%	66,000	61,307
Universal Health Services, Inc.(a)
06/01/2026	5.000%	160,000	155,585
Total			4,309,526
Healthcare Insurance 0.7%
Centene Corp.
01/15/2025	4.750%	91,000	86,995
Centene Corp.(a)
06/01/2026	5.375%	120,000	117,181
Halfmoon Parent, Inc.(a)
12/15/2048	4.900%	675,000	660,045

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WellCare Health Plans, Inc.
04/01/2025	5.250%	165,000	158,844
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	120,000	116,033
Total			1,139,098
Home Construction 0.2%
Lennar Corp.
06/01/2026	5.250%	80,000	75,541
06/15/2027	5.000%	69,000	62,615
11/29/2027	4.750%	63,000	57,186
Meritage Homes Corp.
04/01/2022	7.000%	44,000	45,320
06/06/2027	5.125%	87,000	74,450
Total			315,112
Independent Energy 1.9%
Callon Petroleum Co.
10/01/2024	6.125%	45,000	42,043
07/01/2026	6.375%	174,000	162,026
Canadian Natural Resources Ltd.
06/01/2047	4.950%	45,000	43,299
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	198,000	182,968
Centennial Resource Production LLC(a)
01/15/2026	5.375%	84,000	78,199
Chaparral Energy, Inc.(a)
07/15/2023	8.750%	64,000	45,782
Chesapeake Energy Corp.
10/01/2026	7.500%	97,000	82,935
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	202,000	183,476
Diamondback Energy, Inc.
05/31/2025	5.375%	37,000	36,099
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	151,000	154,027
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	60,000	49,964
02/01/2026	5.625%	12,000	8,961
Gran Tierra Energy International Holdings Ltd.(a)
02/15/2025	6.250%	200,000	186,166
Halcon Resources Corp.
02/15/2025	6.750%	175,000	127,751
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	76,000	66,823
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	55,000	47,368
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Jagged Peak Energy LLC(a)
05/01/2026	5.875%		131,000	121,591
Laredo Petroleum, Inc.
03/15/2023	6.250%		254,000	228,352
Matador Resources Co.
09/15/2026	5.875%		149,000	137,167
MEG Energy Corp.(a)
01/15/2025	6.500%		22,000	22,330
Noble Energy, Inc.
11/15/2043	5.250%		125,000	111,321
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%		98,000	88,964
10/15/2027	5.625%		254,000	231,351
PDC Energy, Inc.
09/15/2024	6.125%		140,000	129,728
QEP Resources, Inc.
03/01/2026	5.625%		50,000	41,574
SM Energy Co.
06/01/2025	5.625%		32,000	27,840
09/15/2026	6.750%		119,000	106,381
01/15/2027	6.625%		79,000	69,915
Tullow Oil PLC(a)
03/01/2025	7.000%		200,000	185,177
Whiting Petroleum Corp.
01/15/2026	6.625%		33,000	28,222
WPX Energy, Inc.
01/15/2022	6.000%		50,000	48,792
09/15/2024	5.250%		115,000	104,420
06/01/2026	5.750%		94,000	85,667
Total				3,266,679
Integrated Energy 0.2%
Cenovus Energy, Inc.
09/15/2043	5.200%		340,000	289,022
Leisure 0.1%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%		51,000	52,531
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%		54,000	51,383
03/15/2026	5.625%		29,000	28,567
Viking Cruises Ltd.(a)
09/15/2027	5.875%		81,000	75,637
Total				208,118
Life Insurance 2.5%
Assicurazioni Generali SpA(a),(l)
Subordinated
06/08/2048	5.000%	EUR	700,000	814,335

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brighthouse Financial, Inc.
06/22/2047	4.700%	320,000	237,738
Five Corners Funding Trust(a)
11/15/2023	4.419%	1,089,000	1,120,686
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	314,000	313,127
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,030,000	999,721
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	340,000	352,408
05/15/2047	4.270%	181,000	172,659
Voya Financial, Inc.
06/15/2046	4.800%	170,000	162,600
Total			4,173,274
Lodging 0.2%
Grupo Posadas SAB de CV(a)
06/30/2022	7.875%	350,000	338,505
Hilton Domestic Operating Co., Inc.(a)
05/01/2026	5.125%	46,000	44,110
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	16,000	15,429
Total			398,044
Media and Entertainment 0.4%
Discovery Communications LLC
09/20/2047	5.200%	60,000	55,263
Match Group, Inc.
06/01/2024	6.375%	74,000	75,558
Netflix, Inc.
02/15/2025	5.875%	68,000	68,732
04/15/2028	4.875%	194,000	177,021
Netflix, Inc.(a)
11/15/2028	5.875%	135,000	131,390
05/15/2029	6.375%	73,000	72,446
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	189,000	185,402
Total			765,812
Metals and Mining 1.0%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	88,000	88,454
Constellium NV(a)
05/15/2024	5.750%	5,000	4,618
03/01/2025	6.625%	61,000	56,484
02/15/2026	5.875%	136,000	121,204
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc.
03/15/2043	5.450%	432,000	328,860
Geo Coal International Pte Ltd.(a)
10/04/2022	8.000%	200,000	172,897
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	57,000	55,113
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	47,000	46,466
01/15/2025	7.625%	134,000	130,860
Indo Energy Finance II BV(a)
01/24/2023	6.375%	200,000	187,110
Novelis Corp.(a)
08/15/2024	6.250%	7,000	6,596
09/30/2026	5.875%	210,000	184,931
Teck Resources Ltd.
07/15/2041	6.250%	338,000	320,335
Total			1,703,928
Midstream 2.9%
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	83,000	78,158
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	91,000	85,613
DCP Midstream Operating LP
04/01/2044	5.600%	318,000	270,988
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	71,000	68,475
Energy Transfer Equity LP
06/01/2027	5.500%	84,000	82,052
Enterprise Products Operating LLC
02/15/2045	5.100%	365,000	363,222
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	84,000	82,280
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	835,000	766,517
Kinder Morgan, Inc.
02/15/2046	5.050%	70,000	65,083
MPLX LP
04/15/2048	4.700%	230,000	198,633
NGPL PipeCo LLC(a)
12/15/2037	7.768%	255,000	290,786
NuStar Logistics LP
04/28/2027	5.625%	92,000	85,583
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	821,000	684,928
Rockies Express Pipeline LLC(a)
04/15/2040	6.875%	143,000	150,227

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	76,000	71,784
Star Energy Geothermal Wayang Windu Ltd.(a)
04/24/2033	6.750%	196,600	179,840
Sunoco LP/Finance Corp.
01/15/2023	4.875%	30,000	29,309
02/15/2026	5.500%	84,000	79,263
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	99,000	95,449
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	436,000	409,119
01/15/2028	5.000%	103,000	93,353
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	94,000	84,435
Williams Companies, Inc. (The)
09/15/2045	5.100%	536,000	498,105
Total			4,813,202
Natural Gas 0.8%
NiSource, Inc.
05/15/2047	4.375%	500,000	468,032
Sempra Energy
06/15/2024	3.550%	425,000	412,989
06/15/2027	3.250%	450,000	413,060
Total			1,294,081
Oil Field Services 0.4%
Calfrac Holdings LP(a)
06/15/2026	8.500%	46,000	34,739
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	41,000	34,037
Nabors Industries, Inc.
09/15/2021	4.625%	12,000	10,798
01/15/2023	5.500%	65,000	51,498
02/01/2025	5.750%	174,000	131,315
Rowan Companies, Inc.
01/15/2024	4.750%	46,000	34,020
SESI LLC
12/15/2021	7.125%	139,000	118,129
09/15/2024	7.750%	122,000	96,996
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	47,000	45,101
Weatherford International Ltd.
06/15/2021	7.750%	63,000	47,360
02/15/2024	9.875%	3,000	1,835
Total			605,828
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.1%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	100,000	90,250
WeWork Companies, Inc.(a)
05/01/2025	7.875%	43,000	38,149
Total			128,399
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	51,000	49,985
03/15/2027	5.375%	186,000	181,654
Total			231,639
Packaging 0.7%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	202,000	200,199
02/15/2025	6.000%	107,000	98,864
Berry Global, Inc.
07/15/2023	5.125%	120,000	118,825
BWAY Holding Co.(a)
04/15/2024	5.500%	117,000	110,161
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	54,000	48,735
Multi-Color Corp.(a)
11/01/2025	4.875%	93,000	79,951
Novolex (a)
01/15/2025	6.875%	29,000	25,850
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	27,000	27,252
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	244,215	243,578
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	120,000	114,177
07/15/2024	7.000%	160,000	151,201
Total			1,218,793
Pharmaceuticals 0.8%
Allergan Funding SCS
03/15/2035	4.550%	220,000	209,342
Amgen, Inc.
06/15/2051	4.663%	280,000	265,169
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	84,000	83,029
03/15/2024	7.000%	27,000	27,349
04/15/2025	6.125%	399,000	346,786
11/01/2025	5.500%	58,000	54,199
04/01/2026	9.250%	145,000	145,460
01/31/2027	8.500%	27,000	26,158

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	77,000	72,429
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	161,000	154,005
Total			1,383,926
Property & Casualty 0.1%
HUB International Ltd.(a)
05/01/2026	7.000%	133,000	120,166
Railroads 0.2%
CSX Corp.
03/01/2048	4.300%	280,000	268,041
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%	178,000	163,755
IRB Holding Corp.(a)
02/15/2026	6.750%	98,000	85,200
McDonald’s Corp.
12/09/2045	4.875%	230,000	231,825
Total			480,780
Retailers 0.2%
Golden Legacy Pte. Ltd.(a)
06/07/2021	8.250%	200,000	204,046
L Brands, Inc.
11/01/2035	6.875%	54,000	45,152
Party City Holdings, Inc.(a)
08/15/2023	6.125%	8,000	7,845
08/01/2026	6.625%	29,000	26,374
Penske Automotive Group, Inc.
12/01/2024	5.375%	30,000	28,092
05/15/2026	5.500%	17,000	15,810
Total			327,319
Supermarkets 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	31,000	27,125
Kroger Co. (The)
02/01/2047	4.450%	428,000	375,352
01/15/2048	4.650%	312,000	281,369
Total			683,846
Supranational 0.1%
Banque Ouest Africaine de Developpement(a)
07/27/2027	5.000%	200,000	189,070
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.8%
Ascend Learning LLC(a)
08/01/2025	6.875%	52,000	49,967
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	650,000	582,815
Camelot Finance SA(a)
10/15/2024	7.875%	120,000	116,088
CDK Global, Inc.
06/01/2027	4.875%	74,000	69,505
CommScope Technologies LLC(a)
06/15/2025	6.000%	64,000	58,323
03/15/2027	5.000%	39,000	31,618
Equinix, Inc.
01/15/2026	5.875%	276,000	279,745
05/15/2027	5.375%	42,000	41,526
First Data Corp.(a)
01/15/2024	5.750%	114,000	111,099
Gartner, Inc.(a)
04/01/2025	5.125%	156,000	151,718
Informatica LLC(a)
07/15/2023	7.125%	65,000	63,358
Iron Mountain, Inc.
08/15/2024	5.750%	95,000	90,325
Iron Mountain, Inc.(a)
03/15/2028	5.250%	74,000	65,327
MSCI, Inc.(a)
08/01/2026	4.750%	36,000	34,146
NCR Corp.
07/15/2022	5.000%	100,000	94,295
12/15/2023	6.375%	112,000	108,429
PTC, Inc.
05/15/2024	6.000%	128,000	128,336
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	150,000	140,263
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	239,000	230,020
11/15/2026	8.250%	133,000	121,538
Symantec Corp.(a)
04/15/2025	5.000%	169,000	158,126
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	90,000	84,770
VeriSign, Inc.
04/01/2025	5.250%	192,000	191,948
Verscend Escrow Corp.(a)
08/15/2026	9.750%	78,000	73,307
Total			3,076,592

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.5%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	46,000	44,619
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	113,000	97,970
FedEx Corp.
04/01/2046	4.550%	650,000	593,117
Hertz Corp. (The)(a)
06/01/2022	7.625%	129,000	121,903
XPO Logistics, Inc.(a)
06/15/2022	6.500%	41,000	40,601
Total			898,210
Wireless 1.2%
Altice France SA(a)
05/01/2026	7.375%	400,000	366,880
02/01/2027	8.125%	68,000	64,090
Altice Luxembourg SA(a)
05/15/2022	7.750%	53,000	48,324
SBA Communications Corp.
09/01/2024	4.875%	305,000	289,310
Sprint Capital Corp.
11/15/2028	6.875%	181,000	171,086
Sprint Communications, Inc.(a)
03/01/2020	7.000%	60,000	61,579
Sprint Corp.
02/15/2025	7.625%	180,000	181,697
03/01/2026	7.625%	128,000	127,771
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	291,000	297,028
02/01/2026	4.500%	50,000	46,183
02/01/2028	4.750%	147,000	135,287
Wind Tre SpA(a)
01/20/2026	5.000%	223,000	182,732
Total			1,971,967
Wirelines 1.2%
AT&T, Inc.
06/15/2045	4.350%	900,000	763,882
CenturyLink, Inc.
03/15/2022	5.800%	119,000	114,287
12/01/2023	6.750%	52,000	50,095
04/01/2024	7.500%	86,000	83,321
04/01/2025	5.625%	130,000	114,545
Frontier Communications Corp.
01/15/2023	7.125%	116,000	65,934
09/15/2025	11.000%	41,000	25,549
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%		200,000	202,000
Telecom Italia Capital SA
09/30/2034	6.000%		72,000	62,209
Verizon Communications, Inc.
03/15/2055	4.672%		385,000	354,410
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%		229,000	203,802
Total				2,040,034
Total Corporate Bonds & Notes (Cost $72,085,785)				68,476,625

Foreign Government Obligations(k),(m) 12.4%

Argentina 1.6%
Argentine Republic Government International Bond
04/22/2019	6.250%		750,000	755,997
01/11/2023	4.625%		120,000	95,433
04/22/2026	7.500%		500,000	402,198
01/26/2027	6.875%		100,000	76,521
01/11/2028	5.875%		200,000	144,570
07/06/2028	6.625%		550,000	408,570
07/06/2036	7.125%		250,000	179,989
Argentine Republic Government International Bond(l)
12/31/2033	8.280%		91,132	70,620
Provincia de Buenos Aires(a)
06/15/2027	7.875%		200,000	143,890
Provincia de Cordoba(a)
06/10/2021	7.125%		350,000	303,848
08/01/2027	7.125%		200,000	143,131
Total				2,724,767
Belarus 0.3%
Republic of Belarus International Bond(a)
06/29/2027	7.625%		500,000	511,887
Brazil 0.9%
Brazil Notas do Tesouro Nacional Serie F
01/01/2027	10.000%	BRL	1,800,000	484,764
Brazilian Government International Bond
01/07/2041	5.625%		150,000	144,167
Petrobras Global Finance BV
01/27/2025	5.299%		322,000	307,721
01/17/2027	7.375%		100,000	103,088
01/27/2028	5.999%		459,000	432,929
Total				1,472,669
Canada 0.3%
City of Toronto
06/07/2027	2.400%	CAD	600,000	418,722

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
China 0.8%
Sinopec Group Overseas Development 2018 Ltd.(a)
09/12/2025	4.125%		400,000	401,665
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%		375,000	361,362
Syngenta Finance NV(a)
04/24/2028	5.182%		600,000	552,911
Total				1,315,938
Colombia 0.1%
Ecopetrol SA
06/26/2026	5.375%		100,000	100,746
Croatia 0.3%
Croatia Government International Bond(a)
01/26/2024	6.000%		400,000	432,831
Dominican Republic 1.1%
Dominican Republic Bond(a)
02/05/2027	11.250%	DOP	10,000,000	203,212
Dominican Republic International Bond(a)
01/08/2021	14.000%	DOP	3,012,000	63,348
03/04/2022	10.375%	DOP	17,800,000	355,459
02/10/2023	14.500%	DOP	3,600,000	79,523
01/27/2025	5.500%		200,000	198,315
01/25/2027	5.950%		218,000	216,750
04/30/2044	7.450%		486,000	505,837
01/27/2045	6.850%		200,000	196,555
Total				1,818,999
Ecuador 0.3%
Ecuador Government International Bond(a)
12/13/2026	9.650%		620,000	566,874
Egypt 0.3%
Egypt Government International Bond(a)
02/21/2028	6.588%		200,000	178,989
01/31/2047	8.500%		250,000	225,874
02/21/2048	7.903%		200,000	172,432
Total				577,295
El Salvador 0.1%
El Salvador Government International Bond(a)
02/28/2029	8.625%		200,000	209,046
Honduras 0.4%
Honduras Government International Bond(a)
03/15/2024	7.500%		200,000	210,771
01/19/2027	6.250%		450,000	444,248
Total				655,019
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia 0.6%
Indonesia Government International Bond(a)
01/17/2038	7.750%		100,000	128,563
Perusahaan Listrik Negara PT(a)
05/21/2028	5.450%		400,000	402,994
PT Pertamina Persero(a)
05/30/2044	6.450%		400,000	415,840
Total				947,397
Ivory Coast 0.5%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		200,000	179,733
03/22/2030	5.250%	EUR	200,000	201,952
06/15/2033	6.125%		200,000	166,608
Ivory Coast Government International Bond(a),(l)
12/31/2032	5.750%		285,825	251,567
Total				799,860
Kazakhstan 0.5%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%		200,000	239,420
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		600,000	590,388
Total				829,808
Malaysia 0.0%
Petronas Capital Ltd.(a)
08/12/2019	5.250%		75,000	75,943
Mexico 1.2%
Mexican Bonos
06/10/2021	6.500%	MXN	50,000	2,430
Petroleos Mexicanos(a)
09/12/2024	7.190%	MXN	260,000	10,326
Petroleos Mexicanos
01/23/2026	4.500%		102,000	88,273
08/04/2026	6.875%		350,000	340,678
11/12/2026	7.470%	MXN	4,700,000	175,983
03/13/2027	6.500%		1,088,000	1,025,228
06/15/2035	6.625%		100,000	87,367
01/23/2045	6.375%		200,000	161,718
09/21/2047	6.750%		180,000	149,155
Total				2,041,158
Morocco 0.1%
OCP SA(a)
04/25/2024	5.625%		200,000	205,533

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
December 31, 2018
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Nigeria 0.4%
Nigeria Government International Bond(a)
01/21/2031	8.747%		200,000	194,598
02/16/2032	7.875%		600,000	546,263
Total				740,861
Oman 0.6%
Oman Government International Bond(a)
01/17/2028	5.625%		900,000	792,607
Oman Sovereign Sukuk SAOC(a)
10/31/2025	5.932%		200,000	190,833
Total				983,440
Paraguay 0.2%
Paraguay Government International Bond(a)
03/27/2027	4.700%		200,000	197,459
08/11/2044	6.100%		200,000	207,237
Total				404,696
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		225,000	214,770
Senegal 0.3%
Senegal Government International Bond(a)
07/30/2024	6.250%		200,000	194,720
05/23/2033	6.250%		430,000	371,221
Total				565,941
Serbia 0.2%
Serbia International Bond(a)
09/28/2021	7.250%		250,000	269,486
South Africa 0.6%
Eskom Holdings SOC Ltd.(a)
08/10/2028	6.350%		400,000	386,217
Republic of South Africa Government Bond
01/31/2037	8.500%	ZAR	9,000,000	555,181
Total				941,398
Sri Lanka 0.2%
Sri Lanka Government International Bond(a)
04/18/2023	5.750%		200,000	184,601
04/18/2028	6.750%		200,000	181,794
Total				366,395
Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%		200,000	190,813
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ukraine 0.3%
Ukraine Government International Bond(a)
09/01/2024	7.750%	100,000	88,244
09/25/2032	7.375%	220,000	175,440
Ukraine Railways Via Shortline PLC(a)
09/15/2021	9.875%	200,000	195,112
Total			458,796
Total Foreign Government Obligations (Cost $22,354,287)			20,841,088

Residential Mortgage-Backed Securities - Agency 16.9%

Federal Home Loan Mortgage Corp.
10/01/2026	8.000%	31,634	32,475
Federal Home Loan Mortgage Corp.(b),(n)
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	3.495%	3,373,950	633,653
CMO Series 326 Class S2
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 03/15/2044	3.495%	564,906	88,495
Federal Home Loan Mortgage Corp.(n)
CMO Series 4120 Class AI
11/15/2039	3.500%	2,412,086	256,839
Federal Home Loan Mortgage Corp.(h),(n)
CMO Series 4620 Class AS
11/15/2042	1.418%	1,779,022	74,922
Federal National Mortgage Association(c)
01/17/2034	3.000%	1,000,000	997,520
01/14/2049	3.500%	7,500,000	7,498,682
01/14/2049	4.000%	5,000,000	5,096,875
01/14/2049	5.000%	5,000,000	5,237,109
Federal National Mortgage Association
05/01/2041	4.000%	135,051	137,177
Federal National Mortgage Association(h),(j),(n)
CMO Series 2006-5 Class N1
08/25/2034	1.933%	3,362,498	0
Federal National Mortgage Association(n)
CMO Series 2012-133 Class EI
07/25/2031	3.500%	1,451,963	155,885
CMO Series 2012-139 Class IL
04/25/2040	3.500%	2,210,444	299,326
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,841,022	387,533

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b),(n)
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	3.644%	586,854	97,605
CMO Series 2016-31 Class H5
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	3.494%	998,597	176,003
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	3.494%	1,372,740	253,324
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	3.494%	2,173,078	407,076
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	3.594%	854,675	157,638
CMO Series 2017-49 Class SL
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	3.644%	1,026,658	201,137
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	3.644%	1,718,328	316,498
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	3.644%	802,127	160,873
Government National Mortgage Association(c)
01/23/2049	3.000%	2,000,000	1,969,492
01/23/2049	4.500%	2,000,000	2,069,492
Government National Mortgage Association(n)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	1,780,421	213,843
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(n)
CMO Series 2015-144 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2045	3.730%	723,754	126,614
CMO Series 2016-108 Class SN
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 08/20/2046	3.610%	818,040	162,661
CMO Series 2016-146 Class NS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 10/20/2046	3.630%	414,075	81,384
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	3.630%	1,057,873	166,246
CMO Series 2016-91 Class NS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 07/20/2046	3.610%	806,932	166,696
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	3.730%	983,554	174,863
CMO Series 2017-130 Class SG
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	3.730%	856,092	133,423
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	3.780%	1,131,909	172,268
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	3.730%	1,947,209	359,069
Total Residential Mortgage-Backed Securities - Agency (Cost $28,613,150)			28,462,696

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency 15.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	543,540	541,101
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A3
04/25/2048	4.218%	705,078	713,236
Banc of America Funding Trust(a),(d),(h)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	507,334	494,347
Bayview Opportunity Master Fund IIIa Trust(a)
Series 2017-RN8 Class A1
11/28/2032	3.352%	145,490	144,849
Bayview Opportunity Master Fund IV Trust(a)
CMO Series 2018-RN2 Class A1
02/25/2033	3.598%	330,400	329,613
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN3 Class A1
03/28/2033	3.672%	63,744	63,514
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	449,100	447,349
Bayview Opportunity Master Fund Trust(a)
CMO Series 2018-RN8 Class A1
09/28/2033	4.066%	344,696	345,051
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	4.106%	400,000	403,726
CAM Mortgage Trust(a)
CMO Series 2018-1 Class A1
12/01/2065	3.960%	514,994	513,960
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.256%	500,000	500,197
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	749,991	727,041
CMO Series 2017-8 Class A1
12/25/2065	3.000%	470,809	462,010
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	3.596%	962,423	951,909
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	41,540	41,233
COLT Mortgage Loan Trust(a),(h)
CMO Series 2016-2 Class A2
09/25/2046	3.250%	164,662	163,985
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(a),(h)
CMO Series 2008-4R Class 3A4
01/26/2038	3.902%	874,471	865,209
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	188,129	187,346
CSMC Trust(a)
CMO Series 2018-RPL8 Class A1
07/25/2058	4.125%	779,606	778,507
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	585,004	550,652
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	270,995	267,697
GCAT LLC(a)
CMO Series 2017-2 Class A1
04/25/2047	3.500%	335,386	332,536
CMO Series 2018-1 Class A1
06/25/2048	3.844%	370,729	367,856
CMO Series 2018-2 Class A1
06/26/2023	4.090%	1,120,411	1,109,655
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	727,880	722,969
Homeward Opportunities Fund I Trust(a),(d)
CMO Series 2018-1 Class M1
06/25/2048	4.548%	300,000	295,969
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	850,998	843,531
New Residential Mortgage LLC(a)
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	589,333	587,434
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	390,477	388,071
Series 2018-PLS1 Class D
01/25/2023	4.374%	390,477	388,311
Subordinated, CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	402,199	401,198
Subordinated, CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	683,738	682,035
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	247,676	242,525
CMO Series 2017-NPL2 Class A1
07/25/2057	3.000%	695,950	679,178

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oaktown Re Ltd.(a),(b)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.756%	216,364	216,995
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	5.356%	1,500,000	1,503,222
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	5.156%	1,000,000	1,002,089
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.470%	581,694	578,825
Preston Ridge Partners Mortgage LLC(a),(h)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	914,059	908,072
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2017-NPL4 Class A1
08/27/2032	3.250%	646,893	640,373
CMO Series 2018-NPL1 Class A1
01/27/2033	3.375%	800,378	793,016
PRPM LLC(a),(h)
CMO Series 2018-3A Class A1
10/25/2023	4.483%	875,897	880,222
RCO Mortgage LLC(a),(h)
CMO Series 2017-1 Class A1
08/25/2022	3.375%	401,543	399,185
RCO V Mortgage LLC(a)
CMO Series 2018-1 Class A1
05/25/2023	4.000%	351,325	350,050
RCO V Mortgage LLC(a),(h)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	498,114	496,819
Vericrest Opportunity Loan Transferee LXII LLC(a)
CMO Series 2017-NPL9 Class A1
09/25/2047	3.125%	217,905	217,709
Vericrest Opportunity Loan Transferee LXX LLC(a),(h)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	657,385	652,783
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	545,869	542,912
Verus Securitization Trust(a)
CMO Series 2018-1 Class A3
02/25/2048	3.205%	396,504	393,776
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $26,193,688)			26,109,848

Senior Loans 4.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
Cogeco Communications (U.S.A.) II LP(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.375% 01/03/2025	4.897%	49,750	46,972
Chemicals 0.3%
ColourOz Investment 1 GmbH(b),(o)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	5.487%	69,302	61,678
ColourOz Investment 2 LLC(b),(o)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	5.487%	419,219	373,105
Kraton Polymers LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/08/2025	5.022%	108,944	105,472
Total			540,255
Consumer Cyclical Services 0.6%
Staples, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 09/12/2024	6.541%	268,509	256,875
Uber Technologies, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	5.955%	723,742	692,534
Total			949,409
Consumer Products 0.0%
Serta Simmons Bedding LLC(b),(o)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% Floor 1.000% 11/08/2024	10.432%	125,259	88,517
Electric 0.3%
Astoria Energy LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/24/2021	6.530%	468,716	459,577

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	23

Portfolio of Investments  (continued)
December 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.1%
8th Avenue Food & Provisions, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.099%	34,606	33,827
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.099%	63,566	62,533
Total			96,360
Gaming 0.6%
Affinity Gaming(b),(o)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 01/31/2025	10.772%	1,000,000	960,000
Media and Entertainment 0.0%
UFC Holdings LLC(b),(o)
2nd Lien Term Loan
3-month USD LIBOR + 7.500% Floor 1.000% 08/18/2024	10.022%	9,000	8,870
Oil Field Services 0.3%
Fieldwood Energy LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 04/11/2022	7.772%	275,952	257,154
2nd Lien Term Loan
3-month USD LIBOR + 7.250% Floor 1.000% 04/11/2023	9.772%	372,536	323,734
Total			580,888
Packaging 0.6%
ProAmpac PG Borrower LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/20/2023	6.049%	982,500	935,831
Retailers 0.2%
Academy Ltd.(b),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 07/01/2022	6.349%	556,087	367,712
Senior Loans (continued)
Borrower	Coupon Rate		Principal Amount ($)	Value ($)
Technology 1.1%
Ascend Learning LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	5.522%		13,825	13,030
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.772%		29,479	28,337
Hyland Software, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 0.750% 07/01/2024	6.022%		985,000	952,495
ION Trading Technologies SARL(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/21/2024	6.522%		987,956	931,149
Total				1,925,011
Total Senior Loans (Cost $7,507,037)				6,959,402

Treasury Bills(k),(m) 0.5%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Argentina 0.3%
Argentina Treasury Bills
04/30/2019	(28.670%)	ARS	15,500,000	455,067
Nigeria 0.2%
Nigeria Treasury Bills
01/17/2019	2.770%	NGN	124,000,000	339,124
Total Treasury Bills (Cost $785,414)				794,191

Options Purchased Calls 0.0%
Value ($)
(Cost $52,500)	85,271

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Money Market Funds 6.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(p),(q)	11,194,472	11,193,352
Total Money Market Funds (Cost $11,193,352)		11,193,352
Total Investments in Securities (Cost: $194,848,844)		188,716,293
Other Assets & Liabilities, Net		(20,424,568)
Net Assets		168,291,725
At December 31, 2018, securities and/or cash totaling $1,046,229 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,249,077 EUR	2,575,983 USD	Credit Suisse	01/11/2019	—	(2,731)
420,409 USD	580,000 AUD	Credit Suisse	01/11/2019	—	(11,815)
379,418 USD	3,240,000 NOK	Credit Suisse	01/11/2019	—	(4,553)
950,000 CAD	716,838 USD	Goldman Sachs	01/11/2019	20,815	—
288,952 USD	390,000 CAD	Goldman Sachs International	01/11/2019	—	(3,216)
374,488 USD	3,200,000 NOK	JPMorgan	01/11/2019	—	(4,251)
538,852 MXN	26,045 USD	Morgan Stanley	01/11/2019	—	(1,338)
4,500,000 NOK	526,249 USD	Morgan Stanley	01/11/2019	5,602	—
374,059 USD	3,200,000 NOK	Morgan Stanley	01/11/2019	—	(3,822)
1,910,000 BRL	507,554 USD	Standard Chartered Bank	01/11/2019	14,983	—
8,091,000 ZAR	568,599 USD	TD Securities	01/11/2019	6,809	—
592,409 USD	67,100,000 JPY	UBS	01/11/2019	20,192	—
Total				68,401	(31,726)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	179	03/2019	USD	21,840,797	487,001	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	(246)	03/2019	EUR	(32,599,920)	—	(162,601)
Long Gilt	(34)	03/2019	GBP	(4,187,780)	—	(44,792)
U.S. Treasury 2-Year Note	(65)	03/2019	USD	(13,800,313)	—	(95,602)
U.S. Ultra Treasury Bond	(16)	03/2019	USD	(2,570,500)	—	(131,411)
Total					—	(434,406)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	10,000,000	10,000,000	2.50	06/19/2019	52,500	85,271

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	25

Portfolio of Investments  (continued)
December 31, 2018
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(7,000,000)	(7,000,000)	3.25	02/28/2019	(37,625)	(2,338)

Interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.193%	Receives At maturity, Pays At maturity	Goldman Sachs International	11/23/2028	USD	1,800,000	(34,353)	—	—	—	—	(34,353)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.017%	Receives At maturity, Pays At maturity	JPMorgan	12/21/2028	USD	1,700,000	(5,586)	—	—	—	—	(5,586)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.193%	Receives At maturity, Pays At maturity	Morgan Stanley	12/07/2028	USD	1,900,000	(36,524)	—	—	—	—	(36,524)
Total							(76,463)	—	—	—	—	(76,463)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.740%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Morgan Stanley	02/16/2023	USD	15,500,000	208,851	—	—	208,851	—
Fixed rate of 6.361%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	10/24/2025	MXN	17,000,000	(104,825)	—	—	—	(104,825)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	8,000,000	(59,757)	—	—	—	(59,757)
Fixed rate of 5.960%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	02/02/2026	MXN	20,000,000	(150,788)	—	—	—	(150,788)
Total							(106,519)	—	—	208,851	(315,370)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	4.961	USD	200,000	(25,180)	116	—	(22,347)	—	(2,717)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	4.943	USD	200,000	(23,000)	117	—	(20,845)	—	(2,038)
Total								(48,180)	233	—	(43,192)	—	(4,755)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	4.519	USD	1,650,000	6,898	—	—	6,898	—
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	4.519	USD	1,650,000	(1,104)	—	—	—	(1,104)
Total								5,794	—	—	6,898	(1,104)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	8.590%
3-Month USD LIBOR	London Interbank Offered Rate	2.808%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	1.900%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $91,980,142, which represents 54.66% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(c)	Represents a security purchased on a when-issued basis.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents shares owned in the residual interest of an asset-backed securitization.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities amounted to $654,591, which represents 0.39% of total net assets.
(g)	Zero coupon bond.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.
(i)	Non-income producing investment.
(j)	Negligible market value.
(k)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(l)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(m)	Principal and interest may not be guaranteed by the government.
(n)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(o)	The stated interest rate represents the weighted average interest rate at December 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(p)	The rate shown is the seven-day current annualized yield at December 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	27

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
(q)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	6,491,622	66,901,570	(62,198,720)	11,194,472	(315)	(597)	162,468	11,193,352
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	16,457,271	1,038,591	—	17,495,862
Commercial Mortgage-Backed Securities - Non-Agency	—	7,963,777	—	—	7,963,777
Common Stocks
Energy	—	326,648	—	—	326,648
Financials	—	—	—	—	—
Utilities	—	7,533	—	—	7,533
Total Common Stocks	—	334,181	—	—	334,181
Corporate Bonds & Notes	—	68,476,625	—	—	68,476,625
Foreign Government Obligations	—	20,841,088	—	—	20,841,088
Residential Mortgage-Backed Securities - Agency	—	28,462,696	—	—	28,462,696
Residential Mortgage-Backed Securities - Non-Agency	—	25,319,532	790,316	—	26,109,848
Senior Loans	—	6,959,402	—	—	6,959,402
Treasury Bills	—	794,191	—	—	794,191
Options Purchased Calls	—	85,271	—	—	85,271
Money Market Funds	—	—	—	11,193,352	11,193,352
Total Investments in Securities	—	175,694,034	1,828,907	11,193,352	188,716,293
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	68,401	—	—	68,401
Futures Contracts	487,001	—	—	—	487,001
Swap Contracts	—	215,749	—	—	215,749
Liability
Forward Foreign Currency Exchange Contracts	—	(31,726)	—	—	(31,726)
Futures Contracts	(434,406)	—	—	—	(434,406)
Options Contracts Written	—	(2,338)	—	—	(2,338)
Swap Contracts	—	(397,692)	—	—	(397,692)
Total	52,595	175,546,428	1,828,907	11,193,352	188,621,282
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	29

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 12/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2018 ($)
Asset-Backed Securities — Non-Agency	2,476,000	2,615	—	(267,584)	377,560	—	—	(1,550,000)	1,038,591
Common Stocks	260,400	—	121,909	(21,485)	—	(360,824)	—	—	—
Corporate Bonds & Notes	332,280	—	—	—	—	—	—	(332,280)	—
Residential Mortgage-Backed Securities — Non-Agency	5,033,223	671	—	(3,830)	299,999	(3,200,000)	—	(1,339,747)	790,316
Senior Loans	600,000	—	12,250	(11,000)	—	(601,250)	—	—	—
Total	8,701,903	3,286	134,159	(303,899)	677,559	(4,162,074)	—	(3,222,027)	1,828,907
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2018 was $(267,414), which is comprised of Asset-Backed Securities — Non-Agency of $(267,584) and Residential Mortgage-Backed Securities — Non-Agency of $170.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $183,602,992)	$177,437,670
Affiliated issuers (cost $11,193,352)	11,193,352
Options purchased (cost $52,500)	85,271
Cash	49,612
Foreign currency (cost $8,508)	8,673
Margin deposits on:
Futures contracts	540,476
Swap contracts	505,753
Unrealized appreciation on forward foreign currency exchange contracts	68,401
Receivable for:
Investments sold	110,858
Capital shares sold	45,444
Dividends	20,379
Interest	1,700,215
Foreign tax reclaims	12,174
Variation margin for futures contracts	75,556
Variation margin for swap contracts	25,664
Expense reimbursement due from Investment Manager	12,185
Prepaid expenses	635
Trustees’ deferred compensation plan	69,887
Total assets	191,962,205
Liabilities
Option contracts written, at value (premiums received $37,625)	2,338
Unrealized depreciation on forward foreign currency exchange contracts	31,726
Unrealized depreciation on swap contracts	81,218
Upfront receipts on swap contracts	43,192
Payable for:
Investments purchased on a delayed delivery basis	23,225,760
Capital shares purchased	11,071
Variation margin for futures contracts	18,641
Variation margin for swap contracts	209
Management services fees	86,014
Distribution and/or service fees	14,621
Service fees	9,662
Compensation of board members	1,020
Compensation of chief compliance officer	16
Other expenses	75,105
Trustees’ deferred compensation plan	69,887
Total liabilities	23,670,480
Net assets applicable to outstanding capital stock	$168,291,725
Represented by
Paid in capital	169,177,982
Total distributable earnings (loss) (Note 2)	(886,257)
Total - representing net assets applicable to outstanding capital stock	$168,291,725
Class 1
Net assets	$99,737,938
Shares outstanding	24,816,702
Net asset value per share	$4.02
Class 2
Net assets	$68,553,787
Shares outstanding	17,232,659
Net asset value per share	$3.98
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	31

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$344,713
Dividends — affiliated issuers	162,468
Interest	8,081,667
Total income	8,588,848
Expenses:
Management services fees	1,007,137
Distribution and/or service fees
Class 2	168,889
Service fees	93,385
Compensation of board members	14,830
Custodian fees	76,122
Printing and postage fees	29,102
Audit fees	57,821
Legal fees	3,676
Interest on collateral	3,560
Compensation of chief compliance officer	64
Other	12,276
Total expenses	1,466,862
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(142,404)
Total net expenses	1,324,458
Net investment income	7,264,390
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(644,009)
Investments — affiliated issuers	(315)
Foreign currency translations	(36,947)
Forward foreign currency exchange contracts	240,499
Futures contracts	21,390
Options purchased	527,150
Options contracts written	88,500
Swap contracts	(367,674)
Net realized loss	(171,406)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(8,767,786)
Investments — affiliated issuers	(597)
Foreign currency translations	(16,628)
Forward sale commitments	16,562
Forward foreign currency exchange contracts	16,872
Futures contracts	324,278
Options purchased	130,181
Options contracts written	35,287
Swap contracts	425,045
Net change in unrealized appreciation (depreciation)	(7,836,786)
Net realized and unrealized loss	(8,008,192)
Net decrease in net assets resulting from operations	$(743,802)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$7,264,390	$6,650,413
Net realized gain (loss)	(171,406)	2,452
Net change in unrealized appreciation (depreciation)	(7,836,786)	2,249,940
Net increase (decrease) in net assets resulting from operations	(743,802)	8,902,805
Distributions to shareholders
Net investment income and net realized gains
Class 1	(3,438,395)
Class 2	(2,217,129)
Net investment income
Class 1		(2,945,144)
Class 2		(1,578,928)
Total distributions to shareholders (Note 2)	(5,655,524)	(4,524,072)
Increase in net assets from capital stock activity	11,002,638	16,662,375
Total increase in net assets	4,603,312	21,041,108
Net assets at beginning of year	163,688,413	142,647,305
Net assets at end of year	$168,291,725	$163,688,413
Undistributed net investment income	$6,983,142	$5,528,977

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	677,059	2,758,715	191,399	796,022
Distributions reinvested	848,986	3,438,395	713,110	2,945,144
Redemptions	(605,434)	(2,483,158)	(680,029)	(2,818,917)
Net increase	920,611	3,713,952	224,480	922,249
Class 2
Subscriptions	5,051,153	20,665,730	5,101,930	21,011,774
Distributions reinvested	552,900	2,217,129	386,046	1,578,928
Redemptions	(3,819,211)	(15,594,173)	(1,664,340)	(6,850,576)
Net increase	1,784,842	7,288,686	3,823,636	15,740,126
Total net increase	2,705,453	11,002,638	4,048,116	16,662,375
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$4.18	0.18	(0.20)	(0.02)	(0.14)	—	(0.14)
Year Ended 12/31/2017	$4.05	0.18	0.08	0.26	(0.13)	—	(0.13)
Year Ended 12/31/2016	$4.45	0.19	0.21	0.40	(0.53)	(0.27)	(0.80)
Year Ended 12/31/2015	$8.71	0.34	(0.32) (d)	0.02	(3.20)	(1.08)	(4.28)
Year Ended 12/31/2014	$8.77	0.39	(0.05)	0.34	(0.30)	(0.10)	(0.40)
Class 2
Year Ended 12/31/2018	$4.14	0.17	(0.20)	(0.03)	(0.13)	—	(0.13)
Year Ended 12/31/2017	$4.02	0.17	0.07	0.24	(0.12)	—	(0.12)
Year Ended 12/31/2016	$4.41	0.18	0.21	0.39	(0.51)	(0.27)	(0.78)
Year Ended 12/31/2015	$8.66	0.26	(0.25) (d)	0.01	(3.18)	(1.08)	(4.26)
Year Ended 12/31/2014	$8.73	0.37	(0.07)	0.30	(0.27)	(0.10)	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$4.02	(0.39%)	0.77% (c)	0.69% (c)	4.43%	157%	$99,738
Year Ended 12/31/2017	$4.18	6.36%	0.77%	0.71%	4.42%	162%	$99,806
Year Ended 12/31/2016	$4.05	9.15%	0.73%	0.66%	4.50%	179%	$95,971
Year Ended 12/31/2015	$4.45	(1.77%)	0.69%	0.68%	4.23%	192%	$89,998
Year Ended 12/31/2014	$8.71	3.77%	0.67%	0.67%	4.39%	130%	$900,978
Class 2
Year Ended 12/31/2018	$3.98	(0.64%)	1.02% (c)	0.94% (c)	4.18%	157%	$68,554
Year Ended 12/31/2017	$4.14	5.90%	1.03%	0.96%	4.19%	162%	$63,882
Year Ended 12/31/2016	$4.02	9.05%	0.98%	0.90%	4.24%	179%	$46,676
Year Ended 12/31/2015	$4.41	(1.93%)	0.98%	0.94%	4.23%	192%	$35,854
Year Ended 12/31/2014	$8.66	3.41%	0.92%	0.92%	4.14%	130%	$33,769
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	35

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
36	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
December 31, 2018
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
38	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
December 31, 2018
purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
40	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate risk. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	6,898*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	68,401
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	487,001*
Interest rate risk	Investments, at value — Options purchased	85,271
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	208,851*
Total		856,422

Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
December 31, 2018
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	5,859*
Credit risk	Upfront receipts on swap contracts	43,192
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	31,726
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	434,406*
Interest rate risk	Options contracts written, at value	2,338
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	391,833*
Total		909,354

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	3,392	3,392
Foreign exchange risk	240,499	—	—	—	—	240,499
Interest rate risk	—	21,390	88,500	527,150	(371,066)	265,974
Total	240,499	21,390	88,500	527,150	(367,674)	509,865

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	132,391	132,391
Foreign exchange risk	16,872	—	—	—	—	16,872
Interest rate risk	—	324,278	35,287	130,181	292,654	782,400
Total	16,872	324,278	35,287	130,181	425,045	931,663
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	15,788,507
Futures contracts — short	54,682,836
Credit default swap contracts — buy protection	10,863,750
Credit default swap contracts — sell protection	3,100,000

Derivative instrument	Average value ($)
Options contracts — purchased	241,016*
Options contracts — written	(57,543)**

42	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	84,803	(32,842)
Interest rate swap contracts	96,316	(329,689)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	43

Notes to Financial Statements  (continued)
December 31, 2018
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
44	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
	Citi ($)	Credit Suisse ($)	Goldman Sachs ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Standard Chartered ($)	TD Securities ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	2,128	-	-	-	2,128
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	23,536	-	-	-	23,536
Forward foreign currency exchange contracts	-	-	20,815	-	-	5,602	-	14,983	6,809	20,192	68,401
Options purchased calls	85,271	-	-	-	-	-	-	-	-	-	85,271
Total assets	85,271	-	20,815	-	-	5,602	25,664	14,983	6,809	20,192	179,336
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	209	-	-	-	209
Forward foreign currency exchange contracts	-	19,099	-	3,216	4,251	5,160	-	-	-	-	31,726
Options contracts written	2,338	-	-	-	-	-	-	-	-	-	2,338
OTC credit default swap contracts (c)	-	-	-	-	25,064	22,883	-	-	-	-	47,947
OTC interest rate swap contracts (c)	-	-	-	34,353	5,586	36,524	-	-	-	-	76,463
Total liabilities	2,338	19,099	-	37,569	34,901	64,567	209	-	-	-	158,683
Total financial and derivative net assets	82,933	(19,099)	20,815	(37,569)	(34,901)	(58,965)	25,455	14,983	6,809	20,192	20,653
Total collateral received (pledged) (d)	-	-	-	-	-	-	-	-	-	-	-
Net amount (e)	82,933	(19,099)	20,815	(37,569)	(34,901)	(58,965)	25,455	14,983	6,809	20,192	20,653

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	45

Notes to Financial Statements  (continued)
December 31, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are
46	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.600% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	47

Notes to Financial Statements  (continued)
December 31, 2018
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $270,150, respectively. The sale transactions resulted in a net realized loss of $26,578.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.67%	0.72%
Class 2	0.92	0.97
48	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, foreign capital gains tax and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(154,701)	154,701	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,655,524	—	5,655,524	4,524,072	—	4,524,072
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
6,690,177	—	(1,346,728)	(6,147,648)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
194,768,930	1,958,515	(8,106,163)	(6,147,648)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	49

Notes to Financial Statements  (continued)
December 31, 2018
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	1,346,728	1,346,728	363,213	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $309,633,106 and $264,921,486, respectively, for the year ended December 31, 2018, of which $206,726,805 and $177,630,190, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in
50	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	51

Notes to Financial Statements  (continued)
December 31, 2018
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2018, one unaffiliated shareholder of record owned 11.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 81.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
52	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Strategic Income Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	53

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Dividends received deduction
1.63%
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
54	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	55

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
56	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	57

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
58	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2018	59

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Columbia Variable Portfolio – Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1522 AR (02/19)

Annual Report
December 31, 2018
Variable Portfolio – U.S. Flexible Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – U.S. Flexible Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Variable Portfolio – U.S. Flexible Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	Life
Class 2	11/02/16	-3.92	7.87
Blended Benchmark		-2.58	7.29
S&P 500 Index		-4.38	10.81
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	0.53
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2018)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	53.4
U.S. Large Cap	53.4
Underlying Funds: Fixed-Income Funds	12.2
High Yield	0.7
Investment Grade	11.5
Allocations to Tactical Assets
Exchange-Traded Funds	8.1
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	19.0
Options Purchased Puts	1.3
Residential Mortgage-Backed Securities - Agency	6.0
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $341.9 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2018, the Fund’s Class 2 shares returned -3.92%. During the same time period, the Fund’s Blended Benchmark returned -2.58%, the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.01% and the S&P 500 Index returned -4.38%. Underlying fund performance accounted for a majority of the Fund’s shortfall relative to the Blended Benchmark.
Uncertainty rattled investors, derailed stock market advance
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target rate on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which were global market leaders during the first nine months of the year, stumbled in the fourth quarter and led a broader market sell-off of stocks, high-yield bonds, and other higher volatility securities. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested.
Significant performance factors
The Fund’s underlying funds that were focused on value-oriented investment strategies within the U.S. large cap segment of the equity markets accounted for a sizable majority of the Fund’s shortfall relative to its Blended Benchmark. Fixed-income funds, especially those focused on core bonds, also detracted slightly from relative returns. Derivative instruments are used to execute the Fund’s dynamic algorithm, a quantitative tool used to help determine equity exposure. During the 12-month period, the Fund’s algorithm steered us to maintain equity exposure above the Fund’s neutral weight for most of the period. While this positioning contributed to favorable relative performance during the first nine months of the period, it detracted in the fourth quarter. However, the algorithm steered the Fund’s equity exposure lower during the difficult fourth quarter; and when evaluated over the full 12-month period, the algorithm did contribute favorably to relative performance. Fixed-income allocations all remained several percentage points below the Blended Benchmark’s allocation, on average, over the 12-month period, which detracted from return for the period. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, also weighed on relative returns.
At period’s end
The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm were limited in scope and magnitude. Against a backdrop of above-average equity volatility at the end of the period, we raised the Fund’s fixed-income exposure and reduced equity exposure.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
4	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	947.70	1,022.55	2.71	2.82	0.55	4.74	4.92	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	5

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 56.3%
	Shares	Value ($)
U.S. Large Cap 56.3%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	2,287,205	107,247,029
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares(a),(b)	10,801,333	213,326,340
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	4,898,888	106,942,721
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	3,741,592	106,635,379
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	11,295,566	212,808,461
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	3,827,882	107,065,862
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	5,136,458	106,273,320
Total		960,299,112
Total Equity Funds (Cost $952,434,741)		960,299,112

Exchange-Traded Funds 8.6%

iShares Core U.S. Aggregate Bond ETF	481,000	51,221,690
iShares iBoxx $ Investment Grade Corporate Bond ETF	711,900	80,316,558
SPDR S&P 500 ETF Trust	14,500	3,623,840
Vanguard Total Bond Market ETF	144,000	11,406,240
Total Exchange-Traded Funds (Cost $146,113,036)		146,568,328

Fixed-Income Funds 12.9%

High Yield 0.7%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	1,789,814	12,367,614
Investment Grade 12.2%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	4,362,365	43,972,633
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,376,415	12,773,133
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	1,135,170	10,716,006
Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	1,262,633	12,916,735
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	3,987,227	42,463,971
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	3,968,147	41,189,363
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	588,142	5,899,063
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	3,634,359	38,233,459
Total		208,164,363
Total Fixed-Income Funds (Cost $224,696,276)		220,531,977

Residential Mortgage-Backed Securities - Agency 6.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/14/2049	3.500%	35,000,000	34,993,848
01/14/2049	4.000%	71,158,000	72,536,686
Total Residential Mortgage-Backed Securities - Agency (Cost $106,297,473)			107,530,534

Options Purchased Puts 1.3%
Value ($)
(Cost $12,303,070)	22,678,990

Money Market Funds 20.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(d)	341,988,289	341,954,090
Total Money Market Funds (Cost $341,958,460)		341,954,090
Total Investments in Securities (Cost: $1,783,803,056)		1,799,563,031
Other Assets & Liabilities, Net		(94,036,260)
Net Assets		1,705,526,771
At December 31, 2018, securities and/or cash totaling $9,357,258 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	1,468	03/2019	USD	183,881,680	—	(10,558,561)
S&P 500 Index	21	03/2019	USD	13,152,300	—	(755,023)
U.S. Long Bond	176	03/2019	USD	25,696,000	918,561	—
U.S. Treasury 10-Year Note	346	03/2019	USD	42,217,406	814,605	—
U.S. Treasury 2-Year Note	197	03/2019	USD	41,825,563	248,479	—
U.S. Treasury 5-Year Note	521	03/2019	USD	59,752,188	841,510	—
U.S. Ultra Treasury Bond	97	03/2019	USD	15,583,656	743,499	—
Total					3,566,654	(11,313,584)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	178,237,035	711	2,300.00	12/20/2019	3,887,772	8,112,510
S&P 500 Index	Deutsche Bank	USD	85,232,900	340	2,350.00	12/20/2019	1,739,112	4,363,900
S&P 500 Index	Deutsche Bank	USD	94,257,560	376	2,250.00	12/20/2019	2,151,862	3,790,080
S&P 500 Index	Deutsche Bank	USD	156,678,125	625	2,150.00	06/19/2020	4,524,324	6,412,500
Total							12,303,070	22,678,990
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	242,249,460	447,480,195	(347,741,366)	341,988,289	—	(17,162)	(7,812)	6,229,424	341,954,090
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	1,314,241	973,216	(252)	2,287,205	—	(416)	(6,278,054)	—	107,247,029
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	966,572	823,932	(690)	1,789,814	—	(311)	(908,737)	454,607	12,367,614
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	2,407,690	1,960,424	(5,749)	4,362,365	227,811	(2,225)	(603,942)	737,331	43,972,633
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares
	6,168,457	4,637,776	(4,900)	10,801,333	—	(4,579)	(14,267,316)	—	213,326,340
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	773,564	604,604	(1,753)	1,376,415	—	(376)	(126,575)	176,109	12,773,133
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	566,982	570,116	(1,928)	1,135,170	225,905	(977)	(752,545)	255,474	10,716,006
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	2,572,438	2,329,366	(2,916)	4,898,888	—	(6,115)	(13,975,603)	—	106,942,721
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	706,210	558,050	(1,627)	1,262,633	7,978	(530)	(5,352)	262,780	12,916,735
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	2,169,318	1,820,707	(2,798)	3,987,227	186,606	(909)	(1,212,442)	861,439	42,463,971
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	2,187,357	1,566,776	(12,541)	3,741,592	—	10,561	(4,648,057)	—	106,635,379
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	6,239,402	5,056,500	(336)	11,295,566	—	(402)	(20,552,560)	—	212,808,461
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	2,349,719	1,488,549	(10,386)	3,827,882	—	833	(1,299,752)	—	107,065,862
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	2,803,431	2,335,127	(2,100)	5,136,458	—	(3,667)	(10,890,458)	—	106,273,320
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	2,198,565	1,773,713	(4,131)	3,968,147	53,804	(1,163)	(387,383)	622,215	41,189,363
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	335,113	254,068	(1,039)	588,142	—	(156)	6,711	52,457	5,899,063
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	1,978,665	1,659,078	(3,384)	3,634,359	327,897	(1,191)	(779,847)	688,912	38,233,459
Total					1,030,001	(28,785)	(76,689,724)	10,340,748	1,522,785,179

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	960,299,112	960,299,112
Exchange-Traded Funds	146,568,328	—	—	—	146,568,328
Fixed-Income Funds	—	—	—	220,531,977	220,531,977
Residential Mortgage-Backed Securities - Agency	—	107,530,534	—	—	107,530,534
Options Purchased Puts	22,678,990	—	—	—	22,678,990
Money Market Funds	—	—	—	341,954,090	341,954,090
Total Investments in Securities	169,247,318	107,530,534	—	1,522,785,179	1,799,563,031
Investments in Derivatives
Asset
Futures Contracts	3,566,654	—	—	—	3,566,654
Liability
Futures Contracts	(11,313,584)	—	—	—	(11,313,584)
Total	161,500,388	107,530,534	—	1,522,785,179	1,791,816,101
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	9

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $252,410,509)	$254,098,862
Affiliated issuers (cost $1,519,089,477)	1,522,785,179
Options purchased (cost $12,303,070)	22,678,990
Margin deposits on:
Futures contracts	9,357,258
Receivable for:
Capital shares sold	1,322,805
Dividends	783,512
Interest	147,020
Variation margin for futures contracts	1,943,283
Prepaid expenses	4,675
Trustees’ deferred compensation plan	16,418
Total assets	1,813,138,002
Liabilities
Payable for:
Investments purchased	879,584
Investments purchased on a delayed delivery basis	106,444,493
Capital shares purchased	66,257
Management services fees	32,728
Distribution and/or service fees	34,753
Service fees	86,065
Compensation of board members	2,215
Compensation of chief compliance officer	131
Other expenses	48,587
Trustees’ deferred compensation plan	16,418
Total liabilities	107,611,231
Net assets applicable to outstanding capital stock	$1,705,526,771
Represented by
Trust capital	$1,705,526,771
Total - representing net assets applicable to outstanding capital stock	$1,705,526,771
Class 2
Net assets	$1,705,526,771
Shares outstanding	144,823,212
Net asset value per share	$11.78
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$1,773,230
Dividends — affiliated issuers	10,340,748
Interest	160,794
Total income	12,274,772
Expenses:
Management services fees	3,008,398
Distribution and/or service fees
Class 2	3,296,106
Service fees	793,554
Compensation of board members	29,571
Custodian fees	55,671
Printing and postage fees	38,200
Audit fees	26,356
Legal fees	28,661
Compensation of chief compliance officer	490
Other	28,598
Total expenses	7,305,605
Net investment income	4,969,167
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(736,729)
Investments — affiliated issuers	(28,785)
Capital gain distributions from underlying affiliated funds	1,030,001
Futures contracts	(11,893,733)
Options purchased	(4,688,272)
Net realized loss	(16,317,518)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,035,786
Investments — affiliated issuers	(76,689,724)
Futures contracts	(13,089,367)
Options purchased	11,901,933
Net change in unrealized appreciation (depreciation)	(76,841,372)
Net realized and unrealized loss	(93,158,890)
Net decrease in net assets resulting from operations	$(88,189,723)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	11

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$4,969,167	$1,143,903
Net realized gain (loss)	(16,317,518)	24,810,846
Net change in unrealized appreciation (depreciation)	(76,841,372)	84,498,568
Net increase (decrease) in net assets resulting from operations	(88,189,723)	110,453,317
Increase in net assets from capital stock activity	795,420,956	721,210,586
Total increase in net assets	707,231,233	831,663,903
Net assets at beginning of year	998,295,538	166,631,635
Net assets at end of year	$1,705,526,771	$998,295,538

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	63,716,875	799,021,512	65,449,940	723,035,667
Redemptions	(287,934)	(3,600,556)	(161,613)	(1,825,081)
Net increase	63,428,941	795,420,956	65,288,327	721,210,586
Total net increase	63,428,941	795,420,956	65,288,327	721,210,586
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2018	2017	2016 (a)
Per share data
Net asset value, beginning of period	$12.26	$10.35	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.02	(0.01)
Net realized and unrealized gain (loss)	(0.53)	1.89	0.36
Total from investment operations	(0.48)	1.91	0.35
Net asset value, end of period	$11.78	$12.26	$10.35
Total return	(3.92%)	18.45%	3.50%
Ratios to average net assets
Total gross expenses(b)	0.55%	0.55%	0.63% (c)
Total net expenses(b),(d)	0.55%	0.55%	0.63% (c)
Net investment income (loss)	0.38%	0.17%	(0.26%) (c)
Supplemental data
Net assets, end of period (in thousands)	$1,705,527	$998,296	$166,632
Portfolio turnover	44%	9%	12%

Notes to Financial Highlights
(a)	The Fund commenced operations on November 2, 2016. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	13

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Variable Portfolio – U.S. Flexible Growth Fund (formerly known as Columbia Variable Portfolio - U.S. Flexible Growth Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Columbia Variable Portfolio - U.S. Flexible Growth Fund was renamed Variable Portfolio – U.S. Flexible Growth Fund.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
14	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	15

Notes to Financial Statements  (continued)
December 31, 2018
terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
16	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Investments, at value — Options Purchased	22,678,990
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	3,566,654*
Total		26,245,644

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	11,313,584*

Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(11,080,688)	(4,688,272)	(15,768,960)
Interest rate risk	(813,045)	—	(813,045)
Total	(11,893,733)	(4,688,272)	(16,582,005)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(16,651,917)	11,901,933	(4,749,984)
Interest rate risk	3,562,550	—	3,562,550
Total	(13,089,367)	11,901,933	(1,187,434)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	382,585,885

Derivative instrument	Average value ($)*
Options contracts — purchased	13,750,470

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
18	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Deutsche Bank ($)
Assets
Options purchased puts	22,678,990
Total assets	22,678,990
Total financial and derivative net assets	22,678,990
Total collateral received (pledged) (a)	-
Net amount (b)	22,678,990

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
20	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2018 was 0.23% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 2	1.10%
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
22	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,228,702,963 and $453,125,360, respectively, for the year ended December 31, 2018, of which $522,688,775 and $418,456,302, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - U.S. Flexible Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
26	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018	29

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
30	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2018

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Variable Portfolio – U.S. Flexible Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-2015 AR (02/19)

Annual Report
December 31, 2018
Variable Portfolio – U.S. Flexible Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – U.S. Flexible Moderate Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	Life
Class 2	11/02/16	-3.23	6.16
Blended Benchmark		-1.90	5.76
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	0.53
S&P 500 Index		-4.38	10.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 50% S&P 500 Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2018)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	41.3
U.S. Large Cap	41.3
Underlying Funds: Fixed-Income Funds	24.9
High Yield	1.4
Investment Grade	23.5
Allocations to Tactical Assets
Exchange-Traded Funds	9.4
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	18.2
Options Purchased Puts	1.0
Residential Mortgage-Backed Securities - Agency	5.2
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $217.8 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2018, the Fund’s Class 2 shares returned –3.23%. During the same time period, the Fund’s Blended Benchmark returned -1.90%, the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.01% and the S&P 500 Index returned -4.38%. Underlying fund performance accounted for a majority of the Fund’s shortfall relative to the Blended Benchmark.
Uncertainty rattled investors, derailed stock market advance
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. This was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which were global market leaders during the first nine months of the year, stumbled in the fourth quarter and led a broader market sell-off of stocks, high-yield bonds, and other higher volatility securities. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested.
Significant performance factors
The Fund’s underlying funds that were focused on value-oriented investment strategies within the U.S. large cap segment of the equity markets accounted for a sizable majority of the Fund’s shortfall relative to its Blended Benchmark. Fixed-income funds, especially those focused on core bonds, also detracted slightly from relative returns. Derivative instruments are used to execute the Fund’s dynamic algorithm, a quantitative tool used to help determine equity exposure. During the 12-month period, the Fund’s algorithm steered us to maintain equity exposure above the Fund’s neutral weight for most of the period. While this positioning contributed to favorable relative performance during the first nine months of the period, it detracted in the fourth quarter. However, the algorithm steered the Fund’s equity exposure lower during the difficult fourth quarter; and when evaluated over the full 12-month period, the algorithm did contribute favorably to relative performance. Fixed-income allocations all remained several percentage points below the Blended Benchmark’s allocation, on average, over the 12-month period, which detracted from return for the period. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, also weighed on relative returns.
At period’s end
The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm were limited in scope and magnitude. Against a backdrop of above-average equity volatility at the end of the period, we raised the Fund’s fixed-income exposure and reduced equity exposure.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
4	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	961.10	1,022.50	2.78	2.87	0.56	4.77	4.92	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	5

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 43.3%
	Shares	Value ($)
U.S. Large Cap 43.3%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,177,069	55,192,779
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares(a),(b)	5,564,074	109,890,452
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	2,519,935	55,010,185
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	1,924,261	54,841,451
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	5,816,558	109,583,949
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	1,973,425	55,196,698
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	2,639,987	54,621,320
Total		494,336,834
Total Equity Funds (Cost $486,915,940)		494,336,834

Exchange-Traded Funds 9.9%

iShares Core U.S. Aggregate Bond ETF	456,400	48,602,036
iShares iBoxx $ Investment Grade Corporate Bond ETF	411,113	46,381,769
SPDR S&P 500 ETF Trust	7,600	1,899,392
Vanguard Total Bond Market ETF	207,310	16,421,025
Total Exchange-Traded Funds (Cost $113,949,854)		113,304,222

Fixed-Income Funds 26.1%

High Yield 1.5%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	2,424,671	16,754,478
Investment Grade 24.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	5,893,841	59,409,918
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,862,786	17,286,653
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	1,542,080	14,557,230
Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	1,709,888	17,492,151
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	5,385,180	57,352,168
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	5,364,393	55,682,404
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	786,191	7,885,499
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	4,908,810	51,640,686
Total		281,306,709
Total Fixed-Income Funds (Cost $304,651,840)		298,061,187

Residential Mortgage-Backed Securities - Agency 5.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/14/2049	3.500%	25,500,000	25,495,518
01/14/2049	4.000%	36,699,000	37,410,043
Total Residential Mortgage-Backed Securities - Agency (Cost $62,145,783)			62,905,561

Options Purchased Puts 1.0%
Value ($)
(Cost $6,281,875)	11,630,665

Money Market Funds 19.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(d)	217,862,489	217,840,702
Total Money Market Funds (Cost $217,846,925)		217,840,702
Total Investments in Securities (Cost: $1,191,792,217)		1,198,079,171
Other Assets & Liabilities, Net		(56,051,478)
Net Assets		1,142,027,693
At December 31, 2018, securities and/or cash totaling $4,782,089 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	723	03/2019	USD	90,562,980	—	(5,200,163)
S&P 500 Index	10	03/2019	USD	6,263,000	—	(359,535)
U.S. Long Bond	145	03/2019	USD	21,170,000	836,343	—
U.S. Treasury 10-Year Note	172	03/2019	USD	20,986,688	401,422	—
U.S. Treasury 2-Year Note	115	03/2019	USD	24,415,938	147,123	—
U.S. Treasury 5-Year Note	240	03/2019	USD	27,525,000	380,997	—
U.S. Ultra Treasury Bond	61	03/2019	USD	9,800,031	474,262	—
Total					2,240,147	(5,559,698)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	75,456,185	301	2,300.00	12/20/2019	1,645,878	3,434,410
S&P 500 Index	Deutsche Bank	USD	56,404,125	225	2,350.00	12/20/2019	1,150,883	2,887,875
S&P 500 Index	Deutsche Bank	USD	51,641,110	206	2,250.00	12/20/2019	1,178,946	2,076,480
S&P 500 Index	Deutsche Bank	USD	78,965,775	315	2,150.00	06/19/2020	2,306,168	3,231,900
Total							6,281,875	11,630,665
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	161,288,850	236,138,579	(179,564,940)	217,862,489	—	(8,956)	(8,602)	4,132,017	217,840,702
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	722,277	455,763	(971)	1,177,069	—	(97)	(2,789,677)	—	55,192,779
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	1,422,600	1,002,071	—	2,424,671	—	—	(1,280,101)	675,539	16,754,478
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	3,552,167	2,342,344	(670)	5,893,841	339,106	(382)	(971,750)	1,097,548	59,409,918
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares
	3,395,578	2,172,244	(3,748)	5,564,074	—	(2,376)	(6,507,789)	—	109,890,452
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	1,144,831	718,081	(126)	1,862,786	—	(42)	(195,078)	262,874	17,286,653
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	835,032	707,365	(317)	1,542,080	337,756	(381)	(1,137,942)	381,967	14,557,230
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	1,413,860	1,108,399	(2,324)	2,519,935	—	(2,529)	(6,902,090)	—	55,010,185
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	1,044,393	665,710	(215)	1,709,888	11,904	(86)	(46,808)	392,121	17,492,151
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	3,197,212	2,188,493	(525)	5,385,180	277,669	(346)	(1,828,801)	1,281,812	57,352,168
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	1,203,106	724,888	(3,733)	1,924,261	—	4,755	(2,002,032)	—	54,841,451
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	3,434,449	2,384,813	(2,704)	5,816,558	—	(1,992)	(9,817,508)	—	109,583,949
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	1,292,128	683,376	(2,079)	1,973,425	—	871	(130,190)	—	55,196,698
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	1,541,406	1,100,470	(1,889)	2,639,987	—	(1,956)	(5,326,201)	—	54,621,320
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	3,244,285	2,120,759	(651)	5,364,393	80,130	(241)	(656,402)	926,665	55,682,404
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	489,684	296,721	(214)	786,191	—	(45)	2,300	77,329	7,885,499
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	2,918,256	1,991,161	(607)	4,908,810	488,011	(364)	(1,236,655)	1,025,312	51,640,686
Total					1,534,576	(14,167)	(40,835,326)	10,253,184	1,010,238,723

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	494,336,834	494,336,834
Exchange-Traded Funds	113,304,222	—	—	—	113,304,222
Fixed-Income Funds	—	—	—	298,061,187	298,061,187
Residential Mortgage-Backed Securities - Agency	—	62,905,561	—	—	62,905,561
Options Purchased Puts	11,630,665	—	—	—	11,630,665
Money Market Funds	—	—	—	217,840,702	217,840,702
Total Investments in Securities	124,934,887	62,905,561	—	1,010,238,723	1,198,079,171
Investments in Derivatives
Asset
Futures Contracts	2,240,147	—	—	—	2,240,147
Liability
Futures Contracts	(5,559,698)	—	—	—	(5,559,698)
Total	121,615,336	62,905,561	—	1,010,238,723	1,194,759,620
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	9

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $176,095,637)	$176,209,783
Affiliated issuers (cost $1,009,414,705)	1,010,238,723
Options purchased (cost $6,281,875)	11,630,665
Margin deposits on:
Futures contracts	4,782,089
Receivable for:
Investments sold	32,409
Capital shares sold	9,735
Dividends	485,489
Interest	85,239
Variation margin for futures contracts	989,627
Prepaid expenses	3,390
Trustees’ deferred compensation plan	13,973
Total assets	1,204,481,122
Liabilities
Payable for:
Investments purchased	54,064,677
Investments purchased on a delayed delivery basis	8,166,344
Capital shares purchased	56,034
Management services fees	21,918
Distribution and/or service fees	23,332
Service fees	57,201
Compensation of board members	1,779
Compensation of chief compliance officer	93
Other expenses	48,078
Trustees’ deferred compensation plan	13,973
Total liabilities	62,453,429
Net assets applicable to outstanding capital stock	$1,142,027,693
Represented by
Trust capital	$1,142,027,693
Total - representing net assets applicable to outstanding capital stock	$1,142,027,693
Class 2
Net assets	$1,142,027,693
Shares outstanding	100,328,322
Net asset value per share	$11.38
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$1,654,875
Dividends — affiliated issuers	10,253,184
Interest	89,145
Total income	11,997,204
Expenses:
Management services fees	2,115,355
Distribution and/or service fees
Class 2	2,309,840
Service fees	555,739
Compensation of board members	24,616
Custodian fees	55,136
Printing and postage fees	33,486
Audit fees	27,400
Legal fees	20,246
Compensation of chief compliance officer	353
Other	21,193
Total expenses	5,163,364
Net investment income	6,833,840
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(281,881)
Investments — affiliated issuers	(14,167)
Capital gain distributions from underlying affiliated funds	1,534,576
Futures contracts	(5,970,624)
Options purchased	(2,717,595)
Net realized loss	(7,449,691)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(337,228)
Investments — affiliated issuers	(40,835,326)
Futures contracts	(6,347,246)
Options purchased	6,161,533
Net change in unrealized appreciation (depreciation)	(41,358,267)
Net realized and unrealized loss	(48,807,958)
Net decrease in net assets resulting from operations	$(41,974,118)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	11

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$6,833,840	$2,414,194
Net realized gain (loss)	(7,449,691)	13,913,612
Net change in unrealized appreciation (depreciation)	(41,358,267)	44,022,418
Net increase (decrease) in net assets resulting from operations	(41,974,118)	60,350,224
Increase in net assets from capital stock activity	468,188,202	565,679,575
Total increase in net assets	426,214,084	626,029,799
Net assets at beginning of year	715,813,609	89,783,810
Net assets at end of year	$1,142,027,693	$715,813,609

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	39,678,622	471,040,166	52,296,754	567,891,415
Redemptions	(240,863)	(2,851,964)	(199,276)	(2,211,840)
Net increase	39,437,759	468,188,202	52,097,478	565,679,575
Total net increase	39,437,759	468,188,202	52,097,478	565,679,575
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2018	2017	2016 (a)
Per share data
Net asset value, beginning of period	$11.76	$10.21	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.06	(0.01)
Net realized and unrealized gain (loss)	(0.47)	1.49	0.22
Total from investment operations	(0.38)	1.55	0.21
Net asset value, end of period	$11.38	$11.76	$10.21
Total return	(3.23%)	15.18%	2.10%
Ratios to average net assets
Total gross expenses(b)	0.56%	0.56%	0.75% (c)
Total net expenses(b),(d)	0.56%	0.56%	0.64% (c)
Net investment income (loss)	0.74%	0.56%	(0.16%) (c)
Supplemental data
Net assets, end of period (in thousands)	$1,142,028	$715,814	$89,784
Portfolio turnover	42%	9%	16%

Notes to Financial Highlights
(a)	Class 2 shares commenced operations on November 2, 2016. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	13

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Variable Portfolio – U.S. Flexible Moderate Growth Fund (formerly known as Columbia Variable Portfolio - U.S. Flexible Moderate Growth Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Columbia Variable Portfolio - U.S. Flexible Moderate Growth Fund was renamed Variable Portfolio – U.S. Flexible Moderate Growth Fund.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
14	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	15

Notes to Financial Statements  (continued)
December 31, 2018
terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
16	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Investments, at value — Options Purchased	11,630,665
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	2,240,147*
Total		13,870,812

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	5,559,698*

Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(4,569,039)	(2,717,595)	(7,286,634)
Interest rate risk	(1,401,585)	—	(1,401,585)
Total	(5,970,624)	(2,717,595)	(8,688,219)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(8,604,551)	6,161,533	(2,443,018)
Interest rate risk	2,257,305	—	2,257,305
Total	(6,347,246)	6,161,533	(185,713)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	231,315,239

Derivative instrument	Average value ($)*
Options contracts — purchased	7,297,752

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
18	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Deutsche Bank ($)
Assets
Options purchased puts	11,630,665
Total financial and derivative net assets	11,630,665
Total collateral received (pledged) (a)	-
Net amount (b)	11,630,665

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
20	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2018 was 0.23% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 2	1.10%
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
22	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $769,269,175 and $309,584,937, respectively, for the year ended December 31, 2018, of which $363,354,055 and $309,084,721, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - U.S. Flexible Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
26	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018	29

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
30	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2018

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Variable Portfolio – U.S. Flexible Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-2020 AR (02/19)

Annual Report
December 31, 2018
Variable Portfolio – U.S. Flexible Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – U.S. Flexible Conservative Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	Life
Class 2	11/02/16	-2.49	4.38
Blended Benchmark		-1.26	4.21
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	0.53
S&P 500 Index		-4.38	10.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index and 35% S&P 500 Index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2018)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	29.6
U.S. Large Cap	29.6
Underlying Funds: Fixed-Income Funds	36.9
High Yield	2.2
Investment Grade	34.7
Allocations to Tactical Assets
Exchange-Traded Funds	8.5
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	19.3
Options Purchased Puts	0.6
Residential Mortgage-Backed Securities - Agency	5.1
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $28.2 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2018, the Fund’s Class 2 shares returned -2.49%. During the same time period, the Fund’s Blended Benchmark returned -1.26%, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% and the S&P 500 Index returned -4.38%. Underlying fund performance accounted for a majority of the Fund’s shortfall relative to the Blended Benchmark.
Uncertainty rattled investors, derailed stock market advance
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which were global market leaders during the first nine months of the year, stumbled in the fourth quarter and led a broader market sell-off of stocks, high-yield bonds, and other higher volatility securities. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested.
Significant performance factors
The Fund’s underlying funds that were focused on value-oriented investment strategies within the U.S. large cap segment of the equity markets accounted for a sizable majority of the Fund’s shortfall relative to its Blended Benchmark. Fixed-income funds, especially those focused on core bonds, also detracted slightly from relative returns. Derivative instruments are used to execute the Fund’s dynamic algorithm, a quantitative tool used to help determine equity exposure. During the 12-month period, the Fund’s algorithm steered us to maintain equity exposure above the Fund’s neutral weight for most of the period. While this positioning contributed to favorable relative performance during the first nine months of the period, it detracted in the fourth quarter. However, the algorithm steered the Fund’s equity exposure lower during the difficult fourth quarter; and when evaluated over the full 12-month period, the algorithm did contribute favorably to relative performance. Fixed-income allocations all remained several percentage points below the Blended Benchmark’s allocation, on average, over the 12-month period, which detracted from return for the period. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, also weighed on relative returns.
At period’s end
The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm were limited in scope and magnitude. Against a backdrop of above-average equity volatility at the end of the period, we raised the Fund’s fixed-income exposure and reduced equity exposure.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
4	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	975.10	1,022.05	3.25	3.33	0.65	5.21	5.33	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018	5

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 31.0%
	Shares	Value ($)
U.S. Large Cap 31.0%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	102,567	4,809,377
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares(a),(b)	484,160	9,562,163
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	218,693	4,774,070
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	168,271	4,795,732
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	506,991	9,551,704
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	173,780	4,860,632
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	230,301	4,764,915
Total		43,118,593
Total Equity Funds (Cost $42,130,719)		43,118,593

Exchange-Traded Funds 9.0%

iShares Core U.S. Aggregate Bond ETF	42,610	4,537,539
iShares iBoxx $ Investment Grade Corporate Bond ETF	48,977	5,525,585
SPDR S&P 500 ETF Trust	1,950	487,344
Vanguard Total Bond Market ETF	24,060	1,905,793
Total Exchange-Traded Funds (Cost $12,554,536)		12,456,261

Fixed-Income Funds 38.7%

High Yield 2.3%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	452,973	3,130,042
Investment Grade 36.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	1,062,139	10,706,362
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	338,765	3,143,738
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	271,887	2,566,618
Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	307,681	3,147,576
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	971,939	10,351,157
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	965,201	10,018,785
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	143,171	1,436,006
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	881,763	9,276,144
Total		50,646,386
Total Fixed-Income Funds (Cost $54,806,797)		53,776,428

Residential Mortgage-Backed Securities - Agency 5.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/14/2049	3.500%	2,950,000	2,949,482
01/14/2049	4.000%	4,390,000	4,475,056
Total Residential Mortgage-Backed Securities - Agency (Cost $7,348,154)			7,424,538

Options Purchased Puts 0.7%
Value ($)
(Cost $507,609)	944,235

Money Market Funds 20.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(d)	28,156,859	28,154,043
Total Money Market Funds (Cost $28,155,086)		28,154,043
Total Investments in Securities (Cost: $145,502,901)		145,874,098
Other Assets & Liabilities, Net		(6,812,625)
Net Assets		139,061,473
At December 31, 2018, securities and/or cash totaling $373,500 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	45	03/2019	USD	5,636,700	—	(323,662)
U.S. Long Bond	14	03/2019	USD	2,044,000	89,682	—
U.S. Treasury 10-Year Note	23	03/2019	USD	2,806,359	56,181	—
U.S. Treasury 2-Year Note	22	03/2019	USD	4,670,875	29,090	—
U.S. Treasury 5-Year Note	43	03/2019	USD	4,931,563	71,559	—
U.S. Ultra Treasury Bond	10	03/2019	USD	1,606,563	82,010	—
Total					328,522	(323,662)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	5,765,755	23	2,300.00	12/20/2019	125,765	262,430
S&P 500 Index	Deutsche Bank	USD	4,763,015	19	2,350.00	12/20/2019	97,185	243,865
S&P 500 Index	Deutsche Bank	USD	4,512,330	18	2,250.00	12/20/2019	103,015	181,440
S&P 500 Index	Deutsche Bank	USD	6,267,125	25	2,150.00	06/19/2020	181,644	256,500
Total							507,609	944,235
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	18,383,590	26,356,242	(16,582,973)	28,156,859	—	(783)	(1,361)	485,804	28,154,043
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	58,354	49,724	(5,511)	102,567	—	(4,373)	(204,878)	—	4,809,377
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	248,329	219,056	(14,412)	452,973	—	(7,522)	(215,413)	119,043	3,130,042
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	620,618	495,973	(54,452)	1,062,139	59,422	(27,541)	(139,659)	192,323	10,706,362
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares
	273,654	232,704	(22,198)	484,160	—	(6,221)	(494,651)	—	9,562,163
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	200,040	153,799	(15,074)	338,765	—	(4,151)	(29,611)	46,172	3,143,738
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	146,151	141,275	(15,539)	271,887	59,044	(11,669)	(186,992)	66,772	2,566,618
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	114,221	113,942	(9,470)	218,693	—	(7,653)	(540,948)	—	4,774,070
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	182,642	143,103	(18,064)	307,681	2,085	(7,750)	535	68,689	3,147,576
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	558,249	453,061	(39,371)	971,939	48,612	(17,681)	(300,183)	224,411	10,351,157
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	97,166	87,003	(15,898)	168,271	—	(9,163)	(142,984)	—	4,795,732
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	276,985	252,101	(22,095)	506,991	—	(8,683)	(762,112)	—	9,551,704
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	104,345	86,491	(17,056)	173,780	—	(5,222)	20,951	—	4,860,632
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	124,518	112,471	(6,688)	230,301	—	(5,019)	(421,463)	—	4,764,915
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	567,718	446,558	(49,075)	965,201	14,057	(17,707)	(95,847)	162,566	10,018,785
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	85,806	64,699	(7,334)	143,171	—	(1,167)	1,593	13,612	1,436,006
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	509,987	414,273	(42,497)	881,763	85,517	(21,032)	(194,550)	179,672	9,276,144
Total					268,737	(163,337)	(3,707,573)	1,559,064	125,049,064

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	43,118,593	43,118,593
Exchange-Traded Funds	12,456,261	—	—	—	12,456,261
Fixed-Income Funds	—	—	—	53,776,428	53,776,428
Residential Mortgage-Backed Securities - Agency	—	7,424,538	—	—	7,424,538
Options Purchased Puts	944,235	—	—	—	944,235
Money Market Funds	—	—	—	28,154,043	28,154,043
Total Investments in Securities	13,400,496	7,424,538	—	125,049,064	145,874,098
Investments in Derivatives
Asset
Futures Contracts	328,522	—	—	—	328,522
Liability
Futures Contracts	(323,662)	—	—	—	(323,662)
Total	13,405,356	7,424,538	—	125,049,064	145,878,958
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018	9

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $19,902,690)	$19,880,799
Affiliated issuers (cost $125,092,602)	125,049,064
Options purchased (cost $507,609)	944,235
Margin deposits on:
Futures contracts	373,500
Receivable for:
Capital shares sold	258,321
Dividends	61,434
Interest	10,070
Variation margin for futures contracts	78,528
Prepaid expenses	397
Trustees’ deferred compensation plan	9,045
Total assets	146,665,393
Liabilities
Payable for:
Investments purchased	174,258
Investments purchased on a delayed delivery basis	7,358,223
Capital shares purchased	9,381
Management services fees	2,644
Distribution and/or service fees	2,841
Service fees	6,645
Compensation of board members	976
Compensation of chief compliance officer	11
Other expenses	39,896
Trustees’ deferred compensation plan	9,045
Total liabilities	7,603,920
Net assets applicable to outstanding capital stock	$139,061,473
Represented by
Trust capital	$139,061,473
Total - representing net assets applicable to outstanding capital stock	$139,061,473
Class 2
Net assets	$139,061,473
Shares outstanding	12,672,483
Net asset value per share	$10.97
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$194,227
Dividends — affiliated issuers	1,559,064
Interest	7,101
Total income	1,760,392
Expenses:
Management services fees	245,591
Distribution and/or service fees
Class 2	268,249
Service fees	64,471
Compensation of board members	13,856
Custodian fees	53,719
Printing and postage fees	17,878
Audit fees	23,981
Legal fees	2,346
Compensation of chief compliance officer	41
Other	6,624
Total expenses	696,756
Net investment income	1,063,636
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(57,891)
Investments — affiliated issuers	(163,337)
Capital gain distributions from underlying affiliated funds	268,737
Futures contracts	(736,244)
Options purchased	(242,807)
Net realized loss	(931,542)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(111,428)
Investments — affiliated issuers	(3,707,573)
Futures contracts	(260,105)
Options purchased	505,556
Net change in unrealized appreciation (depreciation)	(3,573,550)
Net realized and unrealized loss	(4,505,092)
Net decrease in net assets resulting from operations	$(3,441,456)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018	11

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$1,063,636	$402,025
Net realized gain (loss)	(931,542)	1,382,750
Net change in unrealized appreciation (depreciation)	(3,573,550)	3,844,776
Net increase (decrease) in net assets resulting from operations	(3,441,456)	5,629,551
Increase in net assets from capital stock activity	59,866,788	58,734,099
Total increase in net assets	56,425,332	64,363,650
Net assets at beginning of year	82,636,141	18,272,491
Net assets at end of year	$139,061,473	$82,636,141

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	6,135,783	68,960,793	6,803,749	72,118,855
Redemptions	(805,631)	(9,094,005)	(1,275,599)	(13,384,756)
Net increase	5,330,152	59,866,788	5,528,150	58,734,099
Total net increase	5,330,152	59,866,788	5,528,150	58,734,099
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2018	2017	2016 (a)
Per share data
Net asset value, beginning of period	$11.25	$10.07	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	(0.02)
Net realized and unrealized gain (loss)	(0.39)	1.09	0.09
Total from investment operations	(0.28)	1.18	0.07
Net asset value, end of period	$10.97	$11.25	$10.07
Total return	(2.49%)	11.72%	0.70%
Ratios to average net assets
Total gross expenses(b)	0.65%	0.74%	1.08% (c)
Total net expenses(b),(d)	0.65%	0.67%	0.66% (c)
Net investment income (loss)	0.99%	0.80%	(0.28%) (c)
Supplemental data
Net assets, end of period (in thousands)	$139,061	$82,636	$18,272
Portfolio turnover	51%	49%	10%

Notes to Financial Highlights
(a)	The Fund commenced operations on November 2, 2016. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Notes to Financial Statements
December 31, 2018
Note 1. Organization
Variable Portfolio – U.S. Flexible Conservative Growth Fund (formerly known as Columbia Variable Portfolio - U.S. Flexible Conservative Growth Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Columbia Variable Portfolio - U.S. Flexible Conservative Growth Fund was renamed Variable Portfolio – U.S. Flexible Conservative Growth Fund.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
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Notes to Financial Statements  (continued)
December 31, 2018
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting
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Notes to Financial Statements  (continued)
December 31, 2018
terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2018
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Investments, at value — Options Purchased	944,235
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	328,522*
Total		1,272,757

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	323,662*

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Notes to Financial Statements  (continued)
December 31, 2018
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(441,936)	(242,807)	(684,743)
Interest rate risk	(294,308)	—	(294,308)
Total	(736,244)	(242,807)	(979,051)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	(589,679)	505,556	(84,123)
Interest rate risk	329,574	—	329,574
Total	(260,105)	505,556	245,451
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	24,024,096

Derivative instrument	Average value ($)
Options contracts — purchased	593,366

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
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Notes to Financial Statements  (continued)
December 31, 2018
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Deutsche Bank ($)
Assets
Options purchased puts	944,235
Total financial and derivative net assets	944,235
Total collateral received (pledged) (a)	-
Net amount (b)	944,235

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
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Notes to Financial Statements  (continued)
December 31, 2018
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
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Notes to Financial Statements  (continued)
December 31, 2018
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2018 was 0.23% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
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Notes to Financial Statements  (continued)
December 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 2	1.10%
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
22	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $99,522,355 and $43,430,736, respectively, for the year ended December 31, 2018, of which $44,140,375 and $38,230,099, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - U.S. Flexible Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
26	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018	29

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
30	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2018

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Variable Portfolio – U.S. Flexible Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-2025 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Diversified Absolute Return Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Diversified Absolute Return Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Diversified Absolute Return Fund (the Fund) seeks to provide shareholders with absolute (positive) returns.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	-8.52	-2.15	-1.88
Class 2	04/30/12	-8.74	-2.38	-2.12
FTSE One-Month U.S. Treasury Bill Index		1.82	0.57	0.44
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to June 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The FTSE One-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of one-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Diversified Absolute Return Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown — long positions (%) (at December 31, 2018)
Common Stocks	49.5
Exchange-Traded Funds	8.6
Foreign Government Obligations	5.6
Inflation-Indexed Bonds	9.9
Residential Mortgage-Backed Securities - Agency	1.4
U.S. Treasury Obligations	4.5
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	69.3
Total	148.8

(a)	Includes investments in Money Market Funds (amounting to $132.5 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments, net of investments sold short and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at December 31, 2018)
Common Stocks	(48.8)
Percentages indicated are based upon total investments, net of investments sold short and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	90.1	(35.2)	54.9
Commodities Derivative Contracts	11.9	0.0	11.9
Equity Derivative Contracts	42.6	(12.3)	30.3
Foreign Currency Derivative Contracts	58.4	(55.5)	2.9
Total Notional Market Value of Derivative Contracts	203.0	(103.0)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.

Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	3

MANAGER DISCUSSION OF FUND PERFORMANCE
At December 31, 2018, approximately 98.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2018, the Fund’s Class 2 shares returned -8.74%. The Fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, returned 1.82% over the same period. All three of the Fund’s investment categories detracted from performance.
Uncertainty rattled investors at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth such increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. The MSCI EAFE Index (Net), a broad-based proxy for developed foreign equity markets, returned -13.79% (in U.S. dollars) over the same period. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
The Fed announced that it had reduced the number of anticipated 2019 rate increases from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Significant performance factors
The Fund employs strategies that are designed to seek positive returns, with low correlation to the performance of the broad equity and fixed-income markets. A variety of derivative instruments are used to establish positions and help the Fund achieve its goal.
The portfolio is divided into three categories of investments: alpha strategies, tactical beta strategies and alternative beta strategies. Results from all three of the investment categories were negative for the calendar year 2018, with the alternative beta strategy detracting the most from absolute performance. The components of the alpha strategy are the global tactical asset allocation strategy, managed futures, a foreign currency focused strategy and an equity market neutral-quantitative strategy. Losses from the global tactical asset allocation strategy within the alpha strategies were the biggest detractors from performance while the G10 currency strategy, a long/short quantitative currency strategy, was the largest contributor to performance. The Fund’s adaptive risk allocation strategy was negative for the year, primarily due to market volatility and the fourth-quarter equity sell-off.
4	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)
At period’s end
The Fund’s results do not detract from our belief that an investment that is un-correlated with the traditional markets offers the benefit of diversification. Given the current market environment, with high stock market valuations, rising interest rates and the return of volatility, we believe that diversification is even more important than ever.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	942.20	1,015.61	9.45	9.81	1.92
Class 2	1,000.00	1,000.00	941.40	1,014.34	10.68	11.08	2.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 37.4%
Issuer	Shares	Value ($)
Communication Services 0.8%
Interactive Media & Services 0.4%
Facebook, Inc., Class A(a),(b)	7,644	1,002,052
Media 0.4%
AMC Networks, Inc., Class A(a)	9,063	497,378
Sirius XM Holdings, Inc.(b)	71,010	405,467
Total		902,845
Total Communication Services		1,904,897
Consumer Discretionary 4.8%
Auto Components 0.5%
Gentex Corp.(b)	63,806	1,289,519
Diversified Consumer Services 0.3%
H&R Block, Inc.(b)	30,136	764,550
Hotels, Restaurants & Leisure 1.1%
Extended Stay America, Inc.(b)	79,254	1,228,437
International Game Technology PLC(b)	21,360	312,497
Marriott International, Inc., Class A(b)	10,714	1,163,112
Total		2,704,046
Multiline Retail 0.5%
Kohl’s Corp.(b)	19,907	1,320,630
Specialty Retail 2.1%
Advance Auto Parts, Inc.	5,406	851,229
Best Buy Co., Inc.(b)	10,328	546,971
Dick’s Sporting Goods, Inc.(b)	38,471	1,200,295
Foot Locker, Inc.(b)	28,049	1,492,207
Urban Outfitters, Inc.(a),(b)	34,544	1,146,861
Total		5,237,563
Textiles, Apparel & Luxury Goods 0.3%
Columbia Sportswear Co.	3,770	317,019
Ralph Lauren Corp.(b)	4,397	454,914
Total		771,933
Total Consumer Discretionary		12,088,241
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 2.4%
Food & Staples Retailing 0.6%
Walgreens Boots Alliance, Inc.(b)	18,562	1,268,341
Walmart, Inc.(b)	2,544	236,974
Total		1,505,315
Food Products 0.9%
Ingredion, Inc.(b)	10,703	978,254
Tyson Foods, Inc., Class A(b)	22,180	1,184,412
Total		2,162,666
Personal Products 0.6%
Herbalife Nutrition Ltd.(a)	24,126	1,422,228
Tobacco 0.3%
Philip Morris International, Inc.(b)	12,954	864,809
Total Consumer Staples		5,955,018
Energy 2.1%
Energy Equipment & Services 0.1%
National Oilwell Varco, Inc.(b)	10,725	275,633
Oil, Gas & Consumable Fuels 2.0%
ConocoPhillips	20,880	1,301,868
Marathon Petroleum Corp.(b)	5,105	301,246
Murphy Oil Corp.(b)	45,121	1,055,380
PBF Energy, Inc., Class A(b)	36,883	1,204,968
Valero Energy Corp.(b)	6,949	520,966
Whiting Petroleum Corp.(a),(b)	34,042	772,413
Total		5,156,841
Total Energy		5,432,474
Financials 6.0%
Banks 1.6%
CIT Group, Inc.	21,096	807,344
Citizens Financial Group, Inc.	13,064	388,393
Comerica, Inc.	3,135	215,343
Popular, Inc.(b)	26,855	1,268,093
Regions Financial Corp.	30,955	414,178
Synovus Financial Corp.(b)	28,528	912,611
Total		4,005,962
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	7

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 0.7%
Lazard Ltd., Class A(b)	31,247	1,153,327
LPL Financial Holdings, Inc.(b)	1,222	74,640
S&P Global, Inc.(b)	2,805	476,681
Total		1,704,648
Consumer Finance 0.8%
Capital One Financial Corp.	9,249	699,132
Navient Corp.(b)	121,024	1,066,221
Santander Consumer U.S.A. Holdings, Inc.	12,735	224,009
Total		1,989,362
Diversified Financial Services 0.5%
Voya Financial, Inc.(b)	29,666	1,190,793
Insurance 2.4%
Allstate Corp. (The)	13,794	1,139,798
Athene Holding Ltd., Class A(a)	30,594	1,218,559
Brown & Brown, Inc.(b)	2,763	76,148
CNA Financial Corp.	5,030	222,075
MetLife, Inc.(b)	31,740	1,303,244
Prudential Financial, Inc.(b)	14,670	1,196,339
Unum Group(b)	36,587	1,074,926
Total		6,231,089
Total Financials		15,121,854
Health Care 3.6%
Health Care Equipment & Supplies 0.8%
Baxter International, Inc.(b)	7,882	518,793
Dentsply Sirona, Inc.(b)	24,338	905,617
STERIS PLC(b)	4,982	532,327
Total		1,956,737
Health Care Providers & Services 1.3%
Cardinal Health, Inc.	21,476	957,829
McKesson Corp.	10,345	1,142,812
Premier, Inc.(a),(b)	32,851	1,226,985
Total		3,327,626
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	2,584	174,317
Bruker Corp.(b)	39,329	1,170,824
Total		1,345,141
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.0%
Bristol-Myers Squibb Co.	14,992	779,284
Eli Lilly & Co.(b)	12,960	1,499,731
Merck & Co., Inc.(b)	1,132	86,496
Perrigo Co. PLC(b)	6,283	243,467
Total		2,608,978
Total Health Care		9,238,482
Industrials 5.3%
Aerospace & Defense 0.5%
Boeing Co. (The)	3,916	1,262,910
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	14,878	1,251,091
Expeditors International of Washington, Inc.(b)	1,851	126,035
Total		1,377,126
Airlines 1.2%
Copa Holdings SA, Class A	15,609	1,228,584
Delta Air Lines, Inc.(b)	23,512	1,173,249
Southwest Airlines Co.(b)	13,175	612,374
United Continental Holdings, Inc.(a),(b)	908	76,027
Total		3,090,234
Commercial Services & Supplies 0.3%
ADT, Inc.	115,170	692,172
Electrical Equipment 0.8%
Acuity Brands, Inc.	4,074	468,306
Hubbell, Inc.(b)	3,246	322,458
Rockwell Automation, Inc.(b)	7,969	1,199,175
Total		1,989,939
Industrial Conglomerates 0.1%
Honeywell International, Inc.(b)	1,277	168,717
Machinery 1.1%
Allison Transmission Holdings, Inc.	29,089	1,277,298
Snap-On, Inc.(b)	8,737	1,269,399
Terex Corp.(b)	7,320	201,812
Total		2,748,509
Professional Services 0.3%
Robert Half International, Inc.	14,636	837,179

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.5%
MSC Industrial Direct Co., Inc., Class A(b)	16,539	1,272,180
Total Industrials		13,438,966
Information Technology 6.1%
Communications Equipment 0.8%
F5 Networks, Inc.(a),(b)	3,121	505,695
Ubiquiti Networks, Inc.(b)	14,341	1,425,639
Total		1,931,334
IT Services 1.4%
MasterCard, Inc., Class A(b)	6,681	1,260,371
Paychex, Inc.(b)	11,779	767,402
VeriSign, Inc.(a),(b)	8,718	1,292,792
Visa, Inc., Class A(b)	1,666	219,812
Total		3,540,377
Semiconductors & Semiconductor Equipment 1.5%
Cypress Semiconductor Corp.	105,331	1,339,811
Qorvo, Inc.(a),(b)	20,903	1,269,439
QUALCOMM, Inc.(b)	19,376	1,102,688
Total		3,711,938
Software 2.0%
Adobe, Inc.(a)	5,573	1,260,835
Aspen Technology, Inc.(a)	13,272	1,090,693
Fortinet, Inc.(a),(b)	18,107	1,275,276
LogMeIn, Inc.(b)	6,473	528,003
VMware, Inc., Class A(b)	7,530	1,032,589
Total		5,187,396
Technology Hardware, Storage & Peripherals 0.4%
HP, Inc.(b)	6,431	131,578
NetApp, Inc.(b)	16,947	1,011,228
Total		1,142,806
Total Information Technology		15,513,851
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.9%
Chemicals 2.4%
Cabot Corp.	26,434	1,135,076
Eastman Chemical Co.(b)	16,203	1,184,601
Huntsman Corp.(b)	67,087	1,294,108
LyondellBasell Industries NV, Class A(b)	14,783	1,229,354
Westlake Chemical Corp.(b)	18,232	1,206,412
Total		6,049,551
Containers & Packaging 0.3%
Avery Dennison Corp.(b)	5,877	527,931
Packaging Corp. of America(b)	3,232	269,743
Total		797,674
Metals & Mining 0.8%
Steel Dynamics, Inc.(b)	36,494	1,096,280
United States Steel Corp.(b)	46,276	844,074
Total		1,940,354
Paper & Forest Products 0.4%
Domtar Corp.(b)	30,611	1,075,364
Total Materials		9,862,943
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 2.1%
Hospitality Properties Trust(b)	31,139	743,599
Host Hotels & Resorts, Inc.(b)	63,897	1,065,163
Park Hotels & Resorts, Inc.(b)	45,210	1,174,556
Rayonier, Inc.(b)	42,767	1,184,218
Spirit Realty Capital, Inc.	28,188	993,627
Uniti Group, Inc.	10,975	170,881
Total		5,332,044
Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.(b)	6,449	816,443
Total Real Estate		6,148,487
Total Common Stocks (Cost $110,237,736)		94,705,213

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	9

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Exchange-Traded Funds 6.5%
	Shares	Value ($)
iPath Bloomberg Commodity Index Total Return ETN(a)	460,594	9,773,805
Vanguard REIT ETF	90,218	6,727,556
Total Exchange-Traded Funds (Cost $17,873,068)		16,501,361

Foreign Government Obligations(c),(d) 4.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Austria 0.2%
Republic of Austria Government Bond(e)
03/15/2037	4.150%	EUR	265,000	461,234
Belgium 0.7%
Kingdom of Belgium Government Bond(e)
06/22/2024	2.600%	EUR	636,000	828,259
06/22/2027	0.800%	EUR	443,000	514,481
03/28/2041	4.250%	EUR	308,000	529,000
Total				1,871,740
France 0.3%
French Republic Government Bond OAT(e)
05/25/2045	3.250%	EUR	305,000	480,564
05/25/2048	2.000%	EUR	205,000	255,060
Total				735,624
Italy 0.6%
Italy Buoni Poliennali Del Tesoro(e)
09/01/2028	4.750%	EUR	599,000	810,993
09/01/2046	3.250%	EUR	313,000	349,277
03/01/2047	2.700%	EUR	394,000	400,605
Total				1,560,875
Japan 0.3%
Japan Government 30-Year Bond
06/20/2048	0.700%	JPY	82,450,000	749,497
09/20/2048	0.900%	JPY	7,150,000	68,359
Total				817,856
Mexico 0.2%
Mexican Bonos
06/10/2021	6.500%	MXN	10,000,000	486,033
South Africa 0.5%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	15,820,000	1,200,187
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Spain 1.1%
Spain Government Bond(e)
10/31/2024	2.750%	EUR	1,225,000	1,572,604
04/30/2028	1.400%	EUR	485,000	558,100
07/30/2030	1.950%	EUR	313,000	369,841
07/30/2040	4.900%	EUR	245,000	404,978
Total				2,905,523
United Kingdom 0.3%
United Kingdom Gilt(e)
06/07/2032	4.250%	GBP	380,000	645,983
Total Foreign Government Obligations (Cost $10,525,126)				10,685,055

Inflation-Indexed Bonds(c) 7.5%

Australia 0.1%
Australia Government Bond(e)
08/21/2035	2.000%	AUD	123,817	103,106
08/21/2040	1.250%	AUD	103,961	78,259
Total				181,365
France 0.9%
France Government Bond OAT(e)
07/25/2030	0.700%	EUR	284,982	366,084
07/25/2032	3.150%	EUR	312,751	529,766
French Republic Government Bond OAT(e)
07/25/2024	0.250%	EUR	942,214	1,154,106
07/25/2040	1.800%	EUR	211,021	341,397
Total				2,391,353
Germany 0.3%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(e)
04/15/2030	0.500%	EUR	144,108	190,938
Deutsche Bundesrepublik Inflation-Linked Bond(e)
04/15/2023	0.100%	EUR	400,971	484,421
04/15/2046	0.100%	EUR	61,305	86,273
Total				761,632
Italy 0.6%
Italy Buoni Poliennali Del Tesoro(e)
09/15/2026	3.100%	EUR	765,051	971,289
09/15/2041	2.550%	EUR	339,306	413,814
Total				1,385,103

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan 0.5%
Japanese Government CPI-Linked Bond
03/10/2025	0.100%	JPY	28,521,500	267,635
03/10/2026	0.100%	JPY	34,074,096	321,033
03/10/2027	0.100%	JPY	75,974,382	716,051
Total				1,304,719
Spain 0.5%
Spain Government Inflation-Linked Bond(e)
11/30/2024	1.800%	EUR	485,758	628,362
11/30/2027	0.650%	EUR	203,358	243,624
11/30/2030	1.000%	EUR	249,490	303,899
Total				1,175,885
United Kingdom 2.3%
United Kingdom Gilt Inflation-Linked Bond(e)
03/22/2024	0.125%	GBP	300,439	430,953
03/22/2029	0.125%	GBP	630,306	989,460
03/22/2034	0.750%	GBP	485,132	895,325
11/22/2037	1.125%	GBP	337,613	708,304
03/22/2044	0.125%	GBP	336,814	654,071
03/22/2052	0.250%	GBP	611,198	1,368,469
11/22/2056	0.125%	GBP	221,256	509,223
11/22/2065	0.125%	GBP	133,274	353,632
Total				5,909,437
United States 2.3%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%		867,033	841,883
01/15/2024	0.625%		1,058,882	1,042,902
01/15/2025	0.250%		908,596	870,465
07/15/2027	0.375%		1,043,094	989,541
01/15/2028	0.500%		888,857	848,704
02/15/2042	0.750%		391,706	355,834
02/15/2043	0.625%		342,078	300,377
02/15/2045	0.750%		286,734	256,794
02/15/2048	1.000%		239,967	227,675
Total				5,734,175
Total Inflation-Indexed Bonds (Cost $19,110,168)				18,843,669

Residential Mortgage-Backed Securities - Agency 1.0%

Federal National Mortgage Association(f)
01/17/2034	2.500%		365,000	356,452
01/14/2049	3.000%		415,000	404,502
01/14/2049	3.500%		525,000	524,908
01/14/2049	4.000%		360,000	366,975
01/14/2049	4.500%		150,000	155,323
01/14/2049	5.000%		75,000	78,557
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(f)
01/23/2049	3.500%	735,000	739,821
Total Residential Mortgage-Backed Securities - Agency (Cost $2,595,609)			2,626,538

U.S. Treasury Obligations 3.4%

U.S. Treasury
11/30/2024	2.125%	200	195
11/15/2027	2.250%	3,140,600	3,033,905
02/15/2028	2.750%	2,776,400	2,790,878
05/15/2028	2.875%	2,712,900	2,754,608
Total U.S. Treasury Obligations (Cost $8,437,470)			8,579,586

Money Market Funds 52.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(g),(h)	132,548,866	132,535,611
Total Money Market Funds (Cost $132,537,875)		132,535,611
Total Investments in Securities (Cost $301,317,052)		284,477,033

Investments in securities sold short

Common Stocks (36.9)%
Issuer	Shares	Value ($)
Communication Services (0.7)%
Entertainment (0.4)%
Lions Gate Entertainment Corp.	(51,816)	(834,238)
Madison Square Garden Co. (The), Class A(a)	(630)	(168,651)
Netflix, Inc.(a)	(363)	(97,160)
Total		(1,100,049)
Media (0.3)%
Charter Communications, Inc., Class A(a)	(2,192)	(624,654)
Total Communication Services		(1,724,703)
Consumer Discretionary (4.6)%
Distributors (0.6)%
LKQ Corp.(a)	(34,294)	(813,796)
Pool Corp.	(5,658)	(841,062)
Total		(1,654,858)
Diversified Consumer Services (0.3)%
Grand Canyon Education, Inc.(a)	(7,943)	(763,640)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	11

Consolidated Portfolio of Investments  (continued)
December 31, 2018

Common Stocks (continued)
Issuer	Shares	Value ($)
Hotels, Restaurants & Leisure (1.1)%
Caesars Entertainment Corp.(a)	(103,600)	(703,444)
Hilton Grand Vacations, Inc.(a)	(32,699)	(862,927)
McDonald’s Corp.	(2,818)	(500,392)
Wynn Resorts Ltd.	(6,271)	(620,265)
Total		(2,687,028)
Household Durables (0.1)%
Leggett & Platt, Inc.	(8,985)	(322,022)
Internet & Direct Marketing Retail (0.1)%
Wayfair, Inc., Class A(a)	(1,725)	(155,388)
Leisure Products (0.2)%
Mattel, Inc.(a)	(60,998)	(609,370)
Multiline Retail (0.4)%
Dollar Tree, Inc.(a)	(11,867)	(1,071,828)
Specialty Retail (1.1)%
AutoNation, Inc.(a)	(21,961)	(784,008)
CarMax, Inc.(a)	(13,917)	(873,013)
L Brands, Inc.	(28,876)	(741,247)
Penske Automotive Group, Inc.	(7,879)	(317,681)
Total		(2,715,949)
Textiles, Apparel & Luxury Goods (0.7)%
Carter’s, Inc.	(3,936)	(321,256)
PVH Corp.	(6,957)	(646,653)
Under Armour, Inc., Class C(a)	(47,051)	(760,815)
Total		(1,728,724)
Total Consumer Discretionary		(11,708,807)
Consumer Staples (2.3)%
Beverages (0.4)%
Brown-Forman Corp., Class B	(18,551)	(882,656)
Food & Staples Retailing (0.4)%
Casey’s General Stores, Inc.	(8,034)	(1,029,477)
Food Products (0.9)%
Hain Celestial Group, Inc. (The)(a)	(44,244)	(701,710)
Kraft Heinz Co. (The)	(17,268)	(743,214)
McCormick & Co., Inc.	(6,791)	(945,579)
Total		(2,390,503)

Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products (0.0)%
Church & Dwight Co., Inc.	(835)	(54,910)
Personal Products (0.6)%
Coty, Inc., Class A	(114,134)	(748,719)
Estee Lauder Companies, Inc. (The), Class A	(5,198)	(676,260)
Total		(1,424,979)
Total Consumer Staples		(5,782,525)
Energy (2.1)%
Energy Equipment & Services (0.0)%
Weatherford International PLC(a)	(219,843)	(122,892)
Oil, Gas & Consumable Fuels (2.1)%
Cheniere Energy, Inc.(a)	(15,626)	(924,903)
Concho Resources, Inc.(a)	(1,297)	(133,319)
Diamondback Energy, Inc.	(8,887)	(823,825)
Hess Corp.	(10,518)	(425,979)
ONEOK, Inc.	(5,718)	(308,486)
Parsley Energy, Inc.(a)	(46,863)	(748,871)
SM Energy Co.	(31,722)	(491,056)
Williams Companies, Inc. (The)	(38,295)	(844,405)
WPX Energy, Inc.(a)	(53,217)	(604,013)
Total		(5,304,857)
Total Energy		(5,427,749)
Financials (6.2)%
Banks (1.9)%
Bank of Hawaii Corp.	(12,156)	(818,342)
First Horizon National Corp.	(26,079)	(343,200)
First Republic Bank	(10,619)	(922,791)
Pinnacle Financial Partners, Inc.	(6,317)	(291,214)
Prosperity Bancshares, Inc.	(13,814)	(860,612)
U.S. Bancorp	(17,499)	(799,704)
Wells Fargo & Co.	(16,142)	(743,823)
Total		(4,779,686)
Capital Markets (0.3)%
BGC Partners, Inc., Class A	(30,439)	(157,370)
Interactive Brokers Group, Inc., Class A	(5,096)	(278,496)
Virtu Financial, Inc., Class A	(14,580)	(375,581)
Total		(811,447)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018

Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance (0.5)%
American Express Co.	(8,308)	(791,919)
Credit Acceptance Corp.(a)	(999)	(381,378)
Total		(1,173,297)
Insurance (2.8)%
Alleghany Corp.	(568)	(354,046)
American International Group, Inc.	(15,204)	(599,190)
Arch Capital Group Ltd.(a)	(31,027)	(829,041)
Assurant, Inc.	(9,291)	(830,987)
Chubb Ltd.	(7,263)	(938,234)
Markel Corp.(a)	(791)	(821,098)
RenaissanceRe Holdings Ltd.	(6,752)	(902,742)
White Mountains Insurance Group Ltd.	(1,029)	(882,563)
Willis Towers Watson PLC	(6,507)	(988,153)
Total		(7,146,054)
Thrifts & Mortgage Finance (0.7)%
New York Community Bancorp, Inc.	(74,241)	(698,608)
TFS Financial Corp.	(62,966)	(1,015,641)
Total		(1,714,249)
Total Financials		(15,624,733)
Health Care (3.6)%
Health Care Equipment & Supplies (1.1)%
ABIOMED, Inc.(a)	(2,656)	(863,306)
Align Technology, Inc.(a)	(365)	(76,442)
Dexcom, Inc.(a)	(1,736)	(207,973)
Insulet Corp.(a)	(11,534)	(914,877)
Integra LifeSciences Holdings Corp.(a)	(1,416)	(63,862)
Penumbra, Inc.(a)	(6,533)	(798,332)
Total		(2,924,792)
Health Care Providers & Services (1.2)%
Acadia Healthcare Co., Inc.(a)	(6,195)	(159,273)
Anthem, Inc.	(3,509)	(921,569)
Chemed Corp.	(3,073)	(870,519)
DaVita, Inc.(a)	(1,476)	(75,955)
Henry Schein, Inc.(a)	(5,109)	(401,159)
Mednax, Inc.(a)	(19,720)	(650,760)
Total		(3,079,235)

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology (0.2)%
Cerner Corp.(a)	(9,656)	(506,361)
Life Sciences Tools & Services (0.6)%
Bio-Rad Laboratories, Inc., Class A(a)	(3,404)	(790,477)
Bio-Techne Corp.	(4,967)	(718,824)
Total		(1,509,301)
Pharmaceuticals (0.5)%
Catalent, Inc.(a)	(24,368)	(759,794)
Zoetis, Inc.	(4,901)	(419,232)
Total		(1,179,026)
Total Health Care		(9,198,715)
Industrials (5.1)%
Aerospace & Defense (0.6)%
BWX Technologies, Inc.	(21,997)	(840,945)
Lockheed Martin Corp.	(2,879)	(753,838)
Total		(1,594,783)
Air Freight & Logistics (0.2)%
Fedex Corp.	(3,933)	(634,511)
Airlines (0.7)%
Alaska Air Group, Inc.	(14,584)	(887,436)
American Airlines Group, Inc.	(27,646)	(887,713)
Total		(1,775,149)
Commercial Services & Supplies (0.7)%
Copart, Inc.(a)	(18,832)	(899,793)
Stericycle, Inc.(a)	(20,564)	(754,493)
Total		(1,654,286)
Construction & Engineering (0.3)%
Fluor Corp.	(20,606)	(663,513)
Valmont Industries, Inc.	(1,034)	(114,723)
Total		(778,236)
Machinery (1.6)%
Caterpillar, Inc.	(1,267)	(160,998)
Colfax Corp.(a)	(30,608)	(639,707)
Deere & Co.	(6,698)	(999,141)
Donaldson Co., Inc.	(15,964)	(692,678)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	13

Consolidated Portfolio of Investments  (continued)
December 31, 2018

Common Stocks (continued)
Issuer	Shares	Value ($)
Wabtec Corp.	(10,317)	(724,769)
Welbilt, Inc.(a)	(68,784)	(764,190)
Total		(3,981,483)
Road & Rail (0.7)%
AMERCO	(2,826)	(927,239)
Ryder System, Inc.	(17,105)	(823,606)
Total		(1,750,845)
Trading Companies & Distributors (0.3)%
Air Lease Corp.	(24,244)	(732,411)
Total Industrials		(12,901,704)
Information Technology (5.8)%
Communications Equipment (0.3)%
EchoStar Corp., Class A(a)	(23,289)	(855,172)
Electronic Equipment, Instruments & Components (0.5)%
Arrow Electronics, Inc.(a)	(13,619)	(939,030)
Avnet, Inc.	(6,500)	(234,650)
Total		(1,173,680)
IT Services (1.7)%
Amdocs Ltd.	(14,153)	(829,083)
Euronet Worldwide, Inc.(a)	(9,021)	(923,570)
Gartner, Inc.(a)	(6,222)	(795,420)
Square, Inc., Class A(a)	(12,483)	(700,171)
Teradata Corp.(a)	(2,057)	(78,907)
Twilio, Inc.(a)	(10,896)	(973,013)
Wex, Inc.(a)	(685)	(95,941)
Total		(4,396,105)
Semiconductors & Semiconductor Equipment (1.5)%
Advanced Micro Devices, Inc.(a)	(32,976)	(608,737)
First Solar, Inc.(a)	(20,277)	(860,860)
Monolithic Power Systems, Inc.	(8,138)	(946,042)
Universal Display Corp.	(4,661)	(436,130)
Versum Materials, Inc.	(30,075)	(833,679)
Total		(3,685,448)

Common Stocks (continued)
Issuer	Shares	Value ($)
Software (1.5)%
2U, Inc.(a)	(15,798)	(785,477)
Autodesk, Inc.(a)	(6,911)	(888,824)
FireEye, Inc.(a)	(52,057)	(843,844)
Nuance Communications, Inc.(a)	(57,523)	(761,029)
PTC, Inc.(a)	(5,510)	(456,779)
Total		(3,735,953)
Technology Hardware, Storage & Peripherals (0.3)%
Hewlett Packard Enterprise Co.	(60,583)	(800,301)
Xerox Corp.	(3,539)	(69,931)
Total		(870,232)
Total Information Technology		(14,716,590)
Materials (4.0)%
Chemicals (2.3)%
Albemarle Corp.	(9,828)	(757,444)
Ashland Global Holdings, Inc.	(11,322)	(803,409)
Ecolab, Inc.	(6,301)	(928,452)
FMC Corp.	(9,498)	(702,472)
International Flavors & Fragrances, Inc.	(2,721)	(365,349)
Platform Specialty Products Corp.(a)	(86,090)	(889,310)
RPM International, Inc.	(10,521)	(618,424)
Scotts Miracle-Gro Co. (The), Class A	(13,112)	(805,864)
Total		(5,870,724)
Construction Materials (0.4)%
Martin Marietta Materials, Inc.	(519)	(89,200)
Vulcan Materials Co.	(8,575)	(847,210)
Total		(936,410)
Containers & Packaging (0.9)%
Ball Corp.	(21,007)	(965,902)
Crown Holdings, Inc.(a)	(20,870)	(867,566)
Sealed Air Corp.	(9,288)	(323,594)
Total		(2,157,062)
Metals & Mining (0.4)%
Royal Gold, Inc.	(12,723)	(1,089,725)
Total Materials		(10,053,921)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018

Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate (2.5)%
Equity Real Estate Investment Trusts (REITS) (2.4)%
American Campus Communities, Inc.	(22,848)	(945,679)
Crown Castle International Corp.	(8,352)	(907,278)
Equinix, Inc.	(2,216)	(781,273)
Federal Realty Investment Trust	(7,342)	(866,649)
Healthcare Trust of America, Inc., Class A	(14,487)	(366,666)
Macerich Co. (The)	(18,172)	(786,484)
Prologis, Inc.	(1,274)	(74,809)
Realty Income Corp.	(6,818)	(429,807)
Welltower, Inc.	(13,978)	(970,213)
Total		(6,128,858)

Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development (0.1)%
Newmark Group, Inc., Class A	(10,763)	(86,323)
Total Real Estate		(6,215,181)
Total Common Stocks (Proceeds $109,840,914)		(93,354,628)
Total Investments in Securities Sold Short (Proceeds $109,840,914)		(93,354,628)
Total Investments in Securities, Net of Securities Sold Short		191,122,405
Other Assets & Liabilities, Net		62,085,305
Net Assets		253,207,710

At December 31, 2018, securities and/or cash totaling $131,282,914 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
164,043,000 SEK	18,173,784 USD	Citi	01/09/2019	—	(344,662)
61,673 USD	92,000 NZD	Citi	01/09/2019	86	—
18,118,855 USD	26,926,000 NZD	Citi	01/09/2019	—	(44,079)
18,279,253 USD	164,043,000 SEK	Citi	01/09/2019	239,194	—
9,565,000 GBP	12,163,334 USD	Credit Suisse	01/09/2019	—	(32,079)
1,367,373,000 JPY	12,119,533 USD	Credit Suisse	01/09/2019	—	(362,081)
12,076,409 USD	16,470,000 CAD	Credit Suisse	01/09/2019	—	(10,226)
12,085,282 USD	9,565,000 GBP	Credit Suisse	01/09/2019	110,131	—
12,093,443 USD	1,367,373,000 JPY	Credit Suisse	01/09/2019	388,171	—
40,433,000 CAD	29,801,122 USD	HSBC	01/09/2019	179,266	—
1,328,612,000 JPY	12,084,432 USD	HSBC	01/09/2019	—	(43,366)
35,518,000 NZD	24,303,601 USD	HSBC	01/09/2019	461,222	—
30,659,346 USD	40,433,000 CAD	HSBC	01/09/2019	—	(1,037,490)
24,234,054 USD	35,518,000 NZD	HSBC	01/09/2019	—	(391,675)
4,300,000 CAD	3,276,348 USD	HSBC	01/15/2019	125,573	—
3,200,000 CHF	3,212,880 USD	HSBC	01/15/2019	—	(46,565)
3,100,000 EUR	3,552,963 USD	HSBC	01/15/2019	—	(2,656)
2,500,000 GBP	3,189,800 USD	HSBC	01/15/2019	1,280	—
473,800,000 JPY	4,185,845 USD	HSBC	01/15/2019	—	(141,214)
21,800,000 NOK	2,590,247 USD	HSBC	01/15/2019	67,511	—
21,600,000 SEK	2,411,918 USD	HSBC	01/15/2019	—	(27,721)
8,100,000 SGD	5,907,562 USD	HSBC	01/15/2019	—	(37,018)
2,649,564 USD	3,600,000 AUD	HSBC	01/15/2019	—	(113,242)
3,220,547 USD	3,200,000 CHF	HSBC	01/15/2019	38,899	—
3,532,326 USD	3,100,000 EUR	HSBC	01/15/2019	23,293	—
2,285,778 USD	3,300,000 NZD	HSBC	01/15/2019	—	(70,317)
2,403,381 USD	21,600,000 SEK	HSBC	01/15/2019	36,259	—
5,928,724 USD	8,100,000 SGD	HSBC	01/15/2019	15,856	—
166,000 AUD	119,871 USD	HSBC	01/25/2019	2,893	—
2,712,000 CAD	2,058,357 USD	HSBC	01/25/2019	70,617	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	15

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
261,000 CHF	264,769 USD	HSBC	01/25/2019	—	(1,336)
622,000 EUR	711,823 USD	HSBC	01/25/2019	—	(2,229)
7,054,000 GBP	9,004,502 USD	HSBC	01/25/2019	3,020	—
572,733,000 JPY	5,097,916 USD	HSBC	01/25/2019	—	(136,961)
9,823,000 MXN	477,060 USD	HSBC	01/25/2019	—	(20,947)
10,250,000 NOK	1,213,359 USD	HSBC	01/25/2019	26,629	—
20,000 NZD	13,894 USD	HSBC	01/25/2019	464	—
2,825,000 SEK	316,156 USD	HSBC	01/25/2019	—	(3,193)
197,000 SGD	144,570 USD	HSBC	01/25/2019	—	(40)
1,765,984 USD	2,393,000 AUD	HSBC	01/25/2019	—	(79,667)
3,899,893 USD	3,863,000 CHF	HSBC	01/25/2019	38,665	—
178,268 USD	141,000 GBP	HSBC	01/25/2019	1,659	—
266,587 USD	208,000 GBP	HSBC	01/25/2019	—	(1,162)
514,148 USD	57,136,000 JPY	HSBC	01/25/2019	8,085	—
42,451,000 ZAR	3,077,432 USD	HSBC	01/25/2019	135,150	—
18,072,000 CHF	18,219,911 USD	Morgan Stanley	01/09/2019	—	(177,152)
30,229,632 USD	42,821,000 AUD	Morgan Stanley	01/09/2019	—	(64,726)
247,394 USD	244,000 CHF	Morgan Stanley	01/09/2019	995	—
1,471,000 AUD	1,085,804 USD	Morgan Stanley	01/25/2019	49,209	—
46,000 CAD	34,904 USD	Morgan Stanley	01/25/2019	1,189	—
929,000 CHF	938,450 USD	Morgan Stanley	01/25/2019	—	(8,721)
1,247,000 DKK	191,399 USD	Morgan Stanley	01/25/2019	—	(359)
14,681,000 EUR	16,801,670 USD	Morgan Stanley	01/25/2019	—	(52,028)
474,733 USD	648,000 AUD	Morgan Stanley	01/25/2019	—	(18,096)
2,057,819 USD	2,712,000 CAD	Morgan Stanley	01/25/2019	—	(70,080)
969,398 USD	848,000 EUR	Morgan Stanley	01/25/2019	4,101	—
103,866 USD	82,000 GBP	Morgan Stanley	01/25/2019	772	—
217,940 USD	170,000 GBP	Morgan Stanley	01/25/2019	—	(1,006)
1,180,236 USD	9,975,000 NOK	Morgan Stanley	01/25/2019	—	(25,344)
821,000 ZAR	57,594 USD	Morgan Stanley	01/25/2019	691	—
26,779,000 EUR	30,555,374 USD	UBS	01/09/2019	—	(143,047)
258,420,000 NOK	30,347,964 USD	UBS	01/09/2019	451,927	—
156,273,000 NOK	17,953,538 USD	UBS	01/09/2019	—	(125,340)
472,322 USD	413,000 EUR	UBS	01/09/2019	1,123	—
48,361,755 USD	414,693,000 NOK	UBS	01/09/2019	—	(386,839)
Total				2,483,930	(4,022,664)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini JGB	121	03/2019	JPY	1,846,823,000	88,108	—
3-Month Euro Euribor	66	03/2019	EUR	16,548,675	4,633	—
3-Month Euroyen	86	03/2019	JPY	2,148,602,500	1,667	—
Euro CHF 3-Month ICE	75	03/2019	CHF	18,885,000	—	(4,915)
EURO STOXX 50	93	03/2019	EUR	2,765,820	—	(59,855)
Euro-BTP	6	03/2019	EUR	766,920	39,897	—
Euro-Bund	59	03/2019	EUR	9,648,860	34,977	—
Euro-Buxl 30-Year	1	03/2019	EUR	180,620	5,659	—
Euro-OAT	15	03/2019	EUR	2,262,000	6,663	—
FTSE 100 Index	220	03/2019	GBP	14,649,800	31,870	—
Hang Seng Index	6	01/2019	HKD	7,756,200	—	(1,591)
Long Gilt	65	03/2019	GBP	8,006,050	99,450	—
MSCI EAFE Index Future	123	03/2019	USD	10,553,400	—	(156,832)
MSCI Emerging Markets Index	84	03/2019	USD	4,060,560	—	(28,561)
Russell 2000 E-mini	28	03/2019	USD	1,888,600	—	(56,726)
S&P 500 E-mini	172	03/2019	USD	21,544,720	—	(429,567)
S&P 500 E-mini	339	03/2019	USD	42,463,140	—	(902,986)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TOPIX Index	14	03/2019	JPY	209,090,000	—	(114,417)
U.S. Long Bond	2	03/2019	USD	292,000	13,793	—
U.S. Treasury 10-Year Note	50	03/2019	USD	6,100,781	144,033	—
U.S. Treasury Ultra 10-Year Note	43	03/2019	USD	5,593,359	172,915	—
Total					643,665	(1,755,450)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Sterling	(117)	03/2019	GBP	(14,487,525)	—	(15,110)
CAC40 Index	(26)	01/2019	EUR	(1,229,410)	20,836	—
Canadian Government 10-Year Bond	(17)	03/2019	CAD	(2,325,090)	—	(54,038)
Euro-BTP	(24)	03/2019	EUR	(3,067,680)	—	(161,855)
FTSE 100 Index	(15)	03/2019	GBP	(998,850)	9,631	—
MSCI Emerging Markets Index	(285)	03/2019	USD	(13,776,900)	95,627	—
OMXS30 Index	(94)	01/2019	SEK	(13,237,550)	38,323	—
S&P/TSE 60 Index	(94)	03/2019	CAD	(16,117,240)	60,526	—
S&P/TSE 60 Index	(15)	03/2019	CAD	(2,571,900)	9,707	—
SPI 200 Index	(10)	03/2019	AUD	(1,390,250)	—	(3,306)
SPI 200 Index	(149)	03/2019	AUD	(20,714,725)	—	(49,259)
TOPIX Index	(102)	03/2019	JPY	(1,523,370,000)	705,677	—
Total					940,327	(283,568)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 2.044%	Receives Quarterly, Pays Semi annually	Morgan Stanley	09/08/2027	USD	21,339,000	971,568	—	—	971,568	—
Fixed rate of 0.770%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	09/08/2027	EUR	16,967,000	235,234	—	—	235,234	—
Fixed rate of 0.210%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	09/08/2027	JPY	259,538,000	18,838	—	—	18,838	—
Fixed rate of 0.285%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	12/06/2027	JPY	227,882,000	28,531	—	—	28,531	—
Fixed rate of 1.065%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	03/07/2028	EUR	4,450,000	220,133	—	—	220,133	—
Fixed rate of 0.293%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	04/05/2028	JPY	3,535,770,528	458,771	—	—	458,771	—
6-Month GBP LIBOR	Fixed rate of 1.550%	Receives Semi annually, Pays Semi annually	Morgan Stanley	05/01/2028	GBP	6,987,000	(119,257)	—	—	—	(119,257)
3-Month USD LIBOR	Fixed rate of 3.037%	Receives Quarterly, Pays Semi annually	Morgan Stanley	05/03/2028	USD	14,513,256	(410,966)	—	—	—	(410,966)
6-Month EURIBOR	Fixed rate of 1.006%	Receives Semi annually, Pays Annually	Morgan Stanley	05/04/2028	EUR	6,119,789	(221,975)	—	—	—	(221,975)
Fixed rate of 1.506%	6-Month GBP LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	07/02/2028	GBP	12,220,000	177,578	—	—	177,578	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.556%	Receives Semi annually, Pays Semi annually	Morgan Stanley	07/03/2028	CAD	21,765,000	(191,133)	—	—	—	(191,133)
6-Month GBP LIBOR	Fixed rate of 1.640%	Receives Semi annually, Pays Semi annually	Morgan Stanley	08/01/2028	GBP	7,854,000	(231,637)	—	—	—	(231,637)
Fixed rate of 0.403%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	08/03/2028	JPY	1,539,121,000	351,027	—	—	351,027	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	17

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.529%	6-Month GBP LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	09/04/2028	GBP	35,085,000	537,024	—	—	537,024	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.652%	Receives Semi annually, Pays Semi annually	Morgan Stanley	09/04/2028	CAD	31,573,000	(442,709)	—	—	—	(442,709)
Fixed rate of 0.374%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	09/06/2028	JPY	2,394,709,000	470,511	—	—	470,511	—
Fixed rate of 2.896%	3-Month CAD Canada Bankers’ Acceptances	Receives Semi annually, Pays Semi annually	Morgan Stanley	10/03/2028	CAD	7,064,000	209,350	—	—	209,350	—
Fixed rate of 2.831%	6-Month AUD BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	10/04/2028	AUD	17,314,000	341,293	—	—	341,293	—
3-Month USD LIBOR	Fixed rate of 3.163%	Receives Quarterly, Pays Semi annually	Morgan Stanley	10/05/2028	USD	16,707,000	(667,674)	—	—	—	(667,674)
6-Month GBP LIBOR	Fixed rate of 1.610%	Receives Semi annually, Pays Semi annually	Morgan Stanley	11/01/2028	GBP	6,933,000	(163,605)	—	—	—	(163,605)
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.943%	Receives Semi annually, Pays Semi annually	Morgan Stanley	11/01/2028	CAD	14,175,000	(455,998)	—	—	—	(455,998)
Fixed rate of 0.325%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	11/05/2028	JPY	2,918,942,000	420,716	—	—	420,716	—
Fixed rate of 0.975%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	11/05/2028	EUR	2,483,000	56,073	—	—	56,073	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.751%	Receives Semi annually, Pays Semi annually	Morgan Stanley	12/03/2028	CAD	19,186,000	(364,541)	—	—	—	(364,541)
Fixed rate of 2.773%	6-Month AUD BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	12/04/2028	AUD	23,802,000	352,326	—	—	352,326	—
Fixed rate of 0.879%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	12/05/2028	EUR	12,458,000	122,614	—	—	122,614	—
Fixed rate of 0.245%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	12/05/2028	JPY	1,413,918,000	95,495	—	—	95,495	—
Total							1,797,587	—	—	5,067,082	(3,269,495)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 30	Morgan Stanley	12/20/2023	1.000	Quarterly	2.065	USD	6,646,000	(30,780)	—	—	—	(30,780)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	4.519	USD	7,579,000	(358,864)	—	—	—	(358,864)
Markit CDX North America Investment Grade Index, Series 31	Morgan Stanley	12/20/2023	1.000	Quarterly	0.877	USD	2,139,000	3,111	—	—	3,111	—
Markit CDX North America Investment Grade Index, Series 31	Morgan Stanley	12/20/2023	1.000	Quarterly	0.877	USD	4,107,000	(50,412)	—	—	—	(50,412)
Markit iTraxx Europe Crossover Index, Series 30	Morgan Stanley	12/20/2023	5.000	Quarterly	3.531	EUR	3,107,979	9,392	—	—	9,392	—
Total								(427,553)	—	—	12,503	(440,056)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER (BCCFBA3P)†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2019	USD	8,117,379	290,127 ††	(2,368)	—	—	287,759	—
Total return on Barclays Dualis Volatility Weighted Index (BCCFDUVP)†	Fixed rate of 0.540%	Monthly	Barclays	11/30/2019	USD	7,550,970	78,856 ††	(3,398)	—	—	75,458	—
Total return on Barclays Commodity Hedging Insights 2 Index (BCCFHI2P)†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2019	USD	5,895,144	57,914 ††	(737)	—	—	57,177	—
Total return on Barclays TrendStar+ Alt Roll 2 Index (BXIITSP2)†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2019	USD	11,821,296	(18,648) ††	(5,910)	—	—	—	(24,558)
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index (CVICRTB1)†	Fixed rate of 0.270%	Monthly	Citi	11/30/2019	USD	11,192,804	35,001 ††	(2,602)	—	—	32,399	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha (CVICCADB)†	Fixed rate of 0.300%	Monthly	Citi	11/30/2019	USD	11,150,197	(129,632) ††	(2,880)	—	—	—	(132,512)
Total return on Deutsche Bank Currency Valuation - USD Excess Return (DBPPPUSF)†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2019	USD	17,517,933	396,825 ††	—	—	—	396,825	—
Total return on Deutsche Bank Haven Plus - Excess Return (DBHVPER)†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2019	USD	4,297,139	(80,015) ††	—	—	—	—	(80,015)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	19

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Commodity Curve Index (ABGSRP09)†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2019	USD	14,047,215	191,981 ††	(1,287)	—	—	190,694	—
Total return on Goldman Sachs Macro Index C0210 (GSCC0210)†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2019	USD	17,793,501	61,893 ††	297	—	—	62,190	—
Total return on Goldman Sachs 17 Basket Volatility Carry Index (GSVLIB17)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	1,403,104	19,237 ††	(117)	—	—	19,120	—
Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy (GSVIC18E)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	860,357	3,653 ††	(72)	—	—	3,581	—
Total return on Goldman Sachs 19 10y Volatility Carry Index (GSVLTY19)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	849,677	(8,716) ††	(71)	—	—	—	(8,787)
Total return on Goldman Sachs Macro Index VA08 (GSFXVA08)†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2019	USD	11,318,961	(24,071) ††	(1,698)	—	—	—	(25,769)
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy (GSVIW28E)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	2,856,776	(34,058) ††	(238)	—	—	—	(34,296)
Total return on Goldman Sachs Macro Index C0038 (GSCC0038)†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2019	USD	11,270,226	(41,385) ††	(2,066)	—	—	—	(43,451)
Total return on Goldman Sachs Macro Index MF03 (GSIRMF03)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	32,853,045	(93,059) ††	(2,738)	—	—	—	(95,797)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Macro Index CA09 (GSFXCA09)†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2019	USD	11,382,035	(115,175) ††	(2,466)	—	—	—	(117,641)
Total return on Goldman Sachs Volatility Carry U.S. Series 71 Excess Return Strategy (GSVIUS71)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	6,296,435	(220,690) ††	(525)	—	—	—	(221,215)
Total return on GS RP Equity World Long Short Series 37 Excess Return Strategy (GSISM37E)†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2019	USD	33,871,964	(234,374) ††	—	—	—	—	(234,374)
Total return on JPMorgan L/S Russell 1000 (JPQICTLS)†	Fixed rate of 0.400%	Monthly	JPMorgan	11/30/2019	USD	6,259,804	159,480 ††	(1,809)	—	—	157,671	—
Total return on J.P. Morgan Equity Risk Premium - Global Pure Value L/S USD Index 1 (JPQFVLW1)†	Fixed rate of 0.000%	Monthly	JPMorgan	11/30/2019	USD	5,997,234	(95,350) ††	—	—	—	—	(95,350)
Total return on J.P. Morgan Equity Risk Premium - Global Balanced Multi-Factor (Long / Short) US (JPQFMFWA)†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2019	USD	19,870,479	(170,014) ††	2,567	—	—	—	(167,447)
Total return on MSEF Global Value (MSCBSVAG)†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2019	USD	6,019,227	(104,211) ††	1,037	—	—	—	(103,174)
Total return on MS Global Risk Parity Index (MSCBSMRG)†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2019	USD	31,415,505	(132,509) ††	4,057	—	—	—	(128,452)
Total							(206,940)	(23,024)	—	—	1,282,874	(1,512,838)

†	By investing in the total return swap contract, the Fund gains exposure to the underlying investments that make up the custom basket/index without having to own the underlying investments directly. The components of the custom basket/index are available on Columbia Variable Portfolio – Diversified Absolute Return Fund’s page of columbiathreadneedleus.com website.
††	Valuation based on significant unobservable inputs.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	21

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month CAD Canada Bankers’ Acceptances	Canada Bankers’ Acceptances	2.310%
3-Month USD LIBOR	London Interbank Offered Rate	2.808%
6-Month AUD BBA LIBOR	London Interbank Offered Rate	2.220%
6-Month EURIBOR	Euro Interbank Offered Rate	(0.238%)
6-Month GBP LIBOR	London Interbank Offered Rate	1.035%
6-Month JPY BBA LIBOR	London Interbank Offered Rate	0.010%
Notes to Consolidated Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $19,985,754, which represents 7.89% of total net assets.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	163,698,354	311,318,757	(342,468,245)	132,548,866	(13,638)	(2,846)	3,087,209	132,535,611
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,904,897	—	—	—	1,904,897
Consumer Discretionary	12,088,241	—	—	—	12,088,241
Consumer Staples	5,955,018	—	—	—	5,955,018
Energy	5,432,474	—	—	—	5,432,474
Financials	15,121,854	—	—	—	15,121,854
Health Care	9,238,482	—	—	—	9,238,482
Industrials	13,438,966	—	—	—	13,438,966
Information Technology	15,513,851	—	—	—	15,513,851
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	23

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Materials	9,862,943	—	—	—	9,862,943
Real Estate	6,148,487	—	—	—	6,148,487
Total Common Stocks	94,705,213	—	—	—	94,705,213
Exchange-Traded Funds	16,501,361	—	—	—	16,501,361
Foreign Government Obligations	—	10,685,055	—	—	10,685,055
Inflation-Indexed Bonds	—	18,843,669	—	—	18,843,669
Residential Mortgage-Backed Securities - Agency	—	2,626,538	—	—	2,626,538
U.S. Treasury Obligations	8,579,586	—	—	—	8,579,586
Money Market Funds	—	—	—	132,535,611	132,535,611
Total Investments in Securities	119,786,160	32,155,262	—	132,535,611	284,477,033
Investments in Securities Sold Short
Common Stocks
Communication Services	(1,724,703)	—	—	—	(1,724,703)
Consumer Discretionary	(11,708,807)	—	—	—	(11,708,807)
Consumer Staples	(5,782,525)	—	—	—	(5,782,525)
Energy	(5,427,749)	—	—	—	(5,427,749)
Financials	(15,624,733)	—	—	—	(15,624,733)
Health Care	(9,198,715)	—	—	—	(9,198,715)
Industrials	(12,901,704)	—	—	—	(12,901,704)
Information Technology	(14,716,590)	—	—	—	(14,716,590)
Materials	(10,053,921)	—	—	—	(10,053,921)
Real Estate	(6,215,181)	—	—	—	(6,215,181)
Total Common Stocks	(93,354,628)	—	—	—	(93,354,628)
Total Investments in Securities Sold Short	(93,354,628)	—	—	—	(93,354,628)
Total Investments in Securities, Net of Securities Sold Short	26,431,532	32,155,262	—	132,535,611	191,122,405
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,483,930	—	—	2,483,930
Futures Contracts	1,583,992	—	—	—	1,583,992
Swap Contracts	—	5,079,585	1,282,874	—	6,362,459
Liability
Forward Foreign Currency Exchange Contracts	—	(4,022,664)	—	—	(4,022,664)
Futures Contracts	(2,039,018)	—	—	—	(2,039,018)
Swap Contracts	—	(3,709,551)	(1,512,838)	—	(5,222,389)
Total	25,976,506	31,986,562	(229,964)	132,535,611	190,268,715
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain swap contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $168,779,177)	$151,941,422
Affiliated issuers (cost $132,537,875)	132,535,611
Cash	26,273
Foreign currency (cost $162,860)	157,493
Cash collateral held at broker for:
Swap contracts	1,915,000
Securities sold short	50,512,772
Margin deposits on:
Futures contracts	8,882,747
Swap contracts	3,933,463
Unrealized appreciation on forward foreign currency exchange contracts	2,483,930
Unrealized appreciation on swap contracts	1,282,874
Receivable for:
Dividends	491,101
Interest	166,212
Foreign tax reclaims	18,591
Variation margin for futures contracts	745,710
Variation margin for swap contracts	193,065
Prepaid expenses	1,019
Trustees’ deferred compensation plan	31,237
Total assets	355,318,520
Liabilities
Securities sold short, at value (proceeds $109,840,914)	93,354,628
Due to custodian	6
Unrealized depreciation on forward foreign currency exchange contracts	4,022,664
Unrealized depreciation on swap contracts	1,512,838
Payable for:
Investments purchased on a delayed delivery basis	2,599,599
Capital shares purchased	3,265
Dividends and interest on securities sold short	90,902
Variation margin for futures contracts	145,487
Variation margin for swap contracts	254,708
Management services fees	22,872
Distribution and/or service fees	66
Service fees	164
Compensation of board members	1,103
Compensation of chief compliance officer	26
Other expenses	71,245
Trustees’ deferred compensation plan	31,237
Total liabilities	102,110,810
Net assets applicable to outstanding capital stock	$253,207,710
Represented by
Trust capital	$253,207,710
Total - representing net assets applicable to outstanding capital stock	$253,207,710
Class 1
Net assets	$250,015,479
Shares outstanding	28,393,867
Net asset value per share	$8.81
Class 2
Net assets	$3,192,231
Shares outstanding	368,399
Net asset value per share	$8.67
The accompanying Notes to Consolidated Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	25

Consolidated Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$3,058,253
Dividends — affiliated issuers	3,087,209
Interest	276,921
Foreign taxes withheld	(22,441)
Total income	6,399,942
Expenses:
Management services fees	2,968,588
Distribution and/or service fees
Class 2	8,673
Service fees	2,069
Compensation of board members	16,337
Custodian fees	107,615
Printing and postage fees	9,027
Audit fees	53,561
Legal fees	5,924
Interest on collateral	7,066
Dividends and interest on securities sold short	2,759,295
Compensation of chief compliance officer	103
Other	19,315
Total expenses	5,957,573
Net investment income	442,369
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,954,902
Investments — affiliated issuers	(13,638)
Foreign currency translations	(154,900)
Forward foreign currency exchange contracts	5,107,109
Futures contracts	(4,980,716)
Securities sold short	(16,523,124)
Swap contracts	(12,293,808)
Net realized loss	(20,904,175)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(24,805,193)
Investments — affiliated issuers	(2,846)
Foreign currency translations	(132,272)
Forward foreign currency exchange contracts	(2,160,903)
Futures contracts	(890,677)
Securities sold short	24,989,923
Swap contracts	(102,444)
Net change in unrealized appreciation (depreciation)	(3,104,412)
Net realized and unrealized loss	(24,008,587)
Net decrease in net assets resulting from operations	$(23,566,218)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income (loss)	$442,369	$(832,486)
Net realized gain (loss)	(20,904,175)	8,687,417
Net change in unrealized appreciation (depreciation)	(3,104,412)	(356,814)
Net increase (decrease) in net assets resulting from operations	(23,566,218)	7,498,117
Increase in net assets from capital stock activity	1,831,458	127,744
Total increase (decrease) in net assets	(21,734,760)	7,625,861
Net assets at beginning of year	274,942,470	267,316,609
Net assets at end of year	$253,207,710	$274,942,470

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	218,333	2,044,031	101,799	973,703
Redemptions	—	—	(16,981)	(162,331)
Net increase	218,333	2,044,031	84,818	811,372
Class 2
Subscriptions	69,549	643,468	67,329	634,310
Redemptions	(92,560)	(856,041)	(139,874)	(1,317,938)
Net decrease	(23,011)	(212,573)	(72,545)	(683,628)
Total net increase	195,322	1,831,458	12,273	127,744
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	27

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$9.63	0.02	(0.84)	(0.82)
Year Ended 12/31/2017	$9.36	(0.03)	0.30	0.27
Year Ended 12/31/2016	$9.60	(0.05)	(0.19)	(0.24)
Year Ended 12/31/2015	$9.65	(0.05) (e)	0.00 (f)	(0.05)
Year Ended 12/31/2014	$9.82	(0.03)	(0.14)	(0.17)
Class 2
Year Ended 12/31/2018	$9.50	(0.01)	(0.82)	(0.83)
Year Ended 12/31/2017	$9.26	(0.05)	0.29	0.24
Year Ended 12/31/2016	$9.51	(0.07)	(0.18)	(0.25)
Year Ended 12/31/2015	$9.59	(0.08) (g)	0.00 (f)	(0.08)
Year Ended 12/31/2014	$9.78	(0.06)	(0.13)	(0.19)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Class 1	1.02%	0.86%	0.62%	0.24%	—%
Class 2	1.03%	0.84%	0.62%	0.28%	—%

(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.01 per share.
(f)	Rounds to zero.
(g)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.02 per share.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$8.81	(8.52%)	2.20% (c),(d)	2.20% (c),(d)	0.17%	178%	$250,015
Year Ended 12/31/2017	$9.63	2.88%	2.06% (c)	2.06% (c)	(0.30%)	186%	$271,225
Year Ended 12/31/2016	$9.36	(2.50%)	1.86% (c)	1.86% (c)	(0.49%)	165%	$263,020
Year Ended 12/31/2015	$9.60	(0.52%)	1.45% (c)	1.45% (c)	(0.54%)	221%	$263,053
Year Ended 12/31/2014	$9.65	(1.73%)	1.19%	1.16%	(0.37%)	100%	$330,550
Class 2
Year Ended 12/31/2018	$8.67	(8.74%)	2.46% (c),(d)	2.46% (c),(d)	(0.10%)	178%	$3,192
Year Ended 12/31/2017	$9.50	2.59%	2.30% (c)	2.30% (c)	(0.56%)	186%	$3,717
Year Ended 12/31/2016	$9.26	(2.63%)	2.11% (c)	2.10% (c)	(0.75%)	165%	$4,296
Year Ended 12/31/2015	$9.51	(0.83%)	1.75% (c)	1.74% (c)	(0.81%)	221%	$5,227
Year Ended 12/31/2014	$9.59	(1.94%)	1.44%	1.41%	(0.62%)	100%	$4,155
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	29

Notes to Consolidated Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Diversified Absolute Return Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPDAR1 Offshore Fund, Ltd., CVPDAR2 Offshore Fund, Ltd. and CVPDAR3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2018, each Subsidiary’s financial statement information is as follows:
	CVPDAR1 Offshore Fund, Ltd.	CVPDAR2 Offshore Fund, Ltd.	CVPDAR3 Offshore Fund, Ltd.
% of consolidated fund net assets	—	5.16%	3.08%
Net assets	—	$13,077,130	$7,806,605
Net investment income (loss)	(4,745)	(88,734)	57,326
Net realized gain (loss)	(6)	116,464	(5,397,999)
Net change in unrealized appreciation (depreciation)	—	(1,479,272)	383,272
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
30	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	31

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
32	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio, to generate total return through long and short positions versus the U.S. dollar and for the purpose of gaining market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	33

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure. Additionally, credit default swap contracts were used to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an
34	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	35

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	12,503*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	972,197*
Equity risk	Component of trust capital — unrealized appreciation on swap contracts	157,671*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,483,930
Foreign exchange risk	Component of trust capital — unrealized appreciation on swap contracts	415,945*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	611,795*
Interest rate risk	Component of trust capital — unrealized appreciation on swap contracts	5,129,272*
Commodity-related investment risk	Component of trust capital — unrealized appreciation on swap contracts	647,068*
Total		10,430,381

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital - unrealized depreciation on swap contracts	440,056*
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,803,100*
Equity risk	Component of trust capital - unrealized depreciation on swap contracts	763,093*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	4,022,664
Foreign exchange risk	Component of trust capital - unrealized depreciation on swap contracts	488,091*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	235,918*
Interest rate risk	Component of trust capital - unrealized depreciation on swap contracts	3,398,637*
Commodity-related investment risk	Component of trust capital - unrealized depreciation on swap contracts	132,512*
Total		11,284,071

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
36	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	(5,397,149)	(5,397,149)
Credit risk	—	—	495,833	495,833
Equity risk	—	(4,001,686)	(6,392,552)	(10,394,238)
Foreign exchange risk	5,107,109	—	(3,578,127)	1,528,982
Interest rate risk	—	(979,030)	2,578,187	1,599,157
Total	5,107,109	(4,980,716)	(12,293,808)	(12,167,415)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	383,340	383,340
Credit risk	—	—	(657,805)	(657,805)
Equity risk	—	(1,500,715)	(116,432)	(1,617,147)
Foreign exchange risk	(2,160,903)	—	(700,236)	(2,861,139)
Interest rate risk	—	610,038	988,689	1,598,727
Total	(2,160,903)	(890,677)	(102,444)	(3,154,024)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	152,250,777
Futures contracts — short	66,819,212
Credit default swap contracts — sell protection	23,029,992

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,675,899	(1,880,624)
Interest rate swap contracts	3,119,205	(1,345,347)
Total return swap contracts	1,858,891	(2,070,203)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	37

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Consolidated Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Consolidated Statement of Operations and a short position is reported as a liability at fair value
38	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	39

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
	Barclays ($)(a)	Barclays ($)(a)	Citi ($)(a)	Citi ($)(a)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	-	-	-	-	-	29,493	-	29,493
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	-	-	-	-	-	-	163,572	-	163,572
Forward foreign currency exchange contracts	-	-	239,280	-	498,302	-	-	-	1,236,341	-	-	56,957	-	453,050	2,483,930
OTC total return swap contracts (c)	-	420,394	-	32,399	-	396,825	81,310	194,275	-	157,671	-	-	-	-	1,282,874
Total assets	-	420,394	239,280	32,399	498,302	396,825	81,310	194,275	1,236,341	157,671	-	56,957	193,065	453,050	3,959,869
Liabilities
												-	-	-	-
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	-	-	-	-	-	-	254,708	-	254,708
Forward foreign currency exchange contracts	-	-	388,741	-	404,386	-	-	-	2,156,799	-	-	417,512	-	655,226	4,022,664
OTC total return swap contracts (c)	24,558	-	-	132,512	-	80,015	781,330	-	-	262,797	-	231,626	-	-	1,512,838
Securities borrowed											93,354,628				93,354,628
Total liabilities	24,558	-	388,741	132,512	404,386	80,015	781,330	-	2,156,799	262,797	93,354,628	649,138	254,708	655,226	99,144,838
Total financial and derivative net assets	(24,558)	420,394	(149,461)	(100,113)	93,916	316,810	(700,020)	194,275	(920,458)	(105,126)	(93,354,628)	(592,181)	(61,643)	(202,176)	(95,184,969)
Total collateral received (pledged) (d)	-	350,000	-	-	-	250,000	(580,000)	-	-	(105,126)	(93,354,628)	(355,000)	-	-	(93,794,754)
Net amount (e)	(24,558)	70,394	(149,461)	(100,113)	93,916	66,810	(120,020)	194,275	(920,458)	-	-	(237,181)	(61,643)	(202,176)	(1,390,215)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
December 31, 2018
40	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Consolidated Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	41

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Consolidated Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Consolidated Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
42	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 1.10% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	43

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	1.28%	1.30%
Class 2	1.53	1.55
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $500,572,654 and $479,711,905, respectively, for the year ended December 31, 2018, of which $50,336,166 and $21,629,598, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
44	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	45

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Short Selling Risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
46	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Diversified Absolute Return Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio - Diversified Absolute Return Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") and its subsidiaries as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund and its subsidiaries as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	47

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
48	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	49

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
50	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018	51

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
52	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2018

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Columbia Variable Portfolio – Diversified Absolute Return Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-1473 AR (02/19)

Annual Report
December 31, 2018
Variable Portfolio – Managed Volatility Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – Managed Volatility Conservative Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 2	04/12/13	-4.30	2.44	2.92
Blended Benchmark		-2.60	3.74	3.98
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	1.72
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2018)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	28.1
International	7.5
U.S. Large Cap	16.7
U.S. Mid Cap	1.9
U.S. Small Cap	2.0
Underlying Funds: Fixed-Income Funds	40.2
Investment Grade	40.2
Allocations to Tactical Assets
Exchange-Traded Funds	5.9
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	20.1
Options Purchased Puts	0.6
Residential Mortgage-Backed Securities - Agency	5.1
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $274.0 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -4.30%. During the same time period, the Fund’s Blended Benchmark returned -2.60% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%. Three factors generally accounted for a majority of the Fund’s shortfall relative to its Blended Benchmark: the Fund’s algorithm, which overweighted equities and underweighted fixed income; performance from underlying equity funds that focused on value-oriented investment strategies and underperformance from international equity managers.
Uncertainty rattled investors, derailed stock market advance at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which were global market leaders during the first nine months of the year, stumbled in the fourth quarter and led a broader market sell-off of stocks, high-yield bonds, and other higher volatility securities. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Significant performance factors
The Fund’s algorithm, which overweighted equities and underweighted fixed income, and performance from underlying equity funds that focused on value-oriented investment strategies, detracted from performance. International equity funds detracted from performance and fixed-income funds, especially those focused on core bond related strategies, also detracted from relative performance for the period.
Derivative instruments are used to execute the Fund’s dynamic algorithm, a quantitative tool used to help determine equity exposure. During the 12-month period, the Fund’s algorithm steered us to maintain equity exposure above the Fund’s neutral weight for most of the period. While this positioning contributed to favorable relative performance during the first nine months of the period, it detracted in the fourth quarter. However, the algorithm steered the Fund’s equity exposure lower during the difficult fourth quarter. Fixed-income allocations all remained several percentage points below the benchmark’s allocation, on average, over the 12-month period, which also detracted from return for the period. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, also weighed on relative returns.
At period’s end
The Fund seeks to deliver an attractive risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm were limited in scope and magnitude. Against a backdrop of above-average equity volatility at the end of the period, we raised the Fund’s fixed-income exposure and reduced equity exposure.
4	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	965.60	1,022.61	2.69	2.77	0.54	4.88	5.02	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 29.4%
	Shares	Value ($)
International 7.9%
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	3,883,259	37,667,614
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	1,497,278	13,730,034
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	3,842,618	37,657,660
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares(a)	1,390,118	13,150,518
Total		102,205,826
U.S. Large Cap 17.5%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	977,563	19,649,026
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,265,818	59,354,204
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	591,833	14,115,220
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	1,107,388	17,828,947
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	1,047,037	9,726,974
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	531,067	11,593,191
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	590,756	16,836,553
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	620,470	16,305,944
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	1,181,601	22,261,357
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	530,354	11,911,755
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	593,240	16,592,919
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	573,909	11,874,174
Total		228,050,264
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 2.0%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	210,211	5,162,787
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares(a),(b)	261,728	5,156,038
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	312,835	7,398,535
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	346,782	7,851,146
Total		25,568,506
U.S. Small Cap 2.0%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	442,793	8,762,879
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	416,329	8,717,931
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	368,988	8,944,269
Total		26,425,079
Total Equity Funds (Cost $319,759,536)		382,249,675

Exchange-Traded Funds 6.2%

iShares iBoxx $ Investment Grade Corporate Bond ETF	122,400	13,809,168
iShares MSCI EAFE ETF	316,987	18,632,496
SPDR S&P 500 ETF Trust	193,625	48,390,760
Total Exchange-Traded Funds (Cost $70,949,995)		80,832,424

Fixed-Income Funds 42.1%

Investment Grade 42.1%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	10,580,087	106,647,275
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,414,409	31,685,717
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	6,113,945	57,715,634
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,146,856	32,192,340
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,618,804	70,490,263
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	10,396,658	107,917,312
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Fixed-Income Funds (continued)
	Shares	Value ($)
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,022,064	10,251,303
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	12,455,695	131,033,908
Total		547,933,752
Total Fixed-Income Funds (Cost $562,154,975)		547,933,752

Residential Mortgage-Backed Securities - Agency 5.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/17/2034- 01/14/2049	3.500%	46,675,000	46,886,171
01/14/2049	4.000%	21,748,000	22,169,367
Total Residential Mortgage-Backed Securities - Agency (Cost $68,226,813)			69,055,538
Options Purchased Puts 0.6%
Value ($)
(Cost $4,370,628)	8,354,745

Money Market Funds 21.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(d)	273,989,299	273,961,900
Total Money Market Funds (Cost $273,977,005)		273,961,900
Total Investments in Securities (Cost: $1,299,438,952)		1,362,388,034
Other Assets & Liabilities, Net		(61,406,750)
Net Assets		1,300,981,284

At December 31, 2018, securities and/or cash totaling $5,795,815 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	50	03/2019	USD	3,526,000	—	(84,685)
British Pound	125	03/2019	USD	9,992,188	—	(22,791)
Euro FX	30	03/2019	USD	4,320,938	—	(861)
EURO STOXX 50	11	03/2019	EUR	327,140	—	(7,079)
FTSE 100 Index	46	03/2019	GBP	3,063,140	—	(36,169)
Japanese Yen	80	03/2019	USD	9,171,000	214,370	—
MSCI Singapore IX ETS	19	01/2019	SGD	649,230	2,654	—
S&P 500 E-mini	394	03/2019	USD	49,352,440	—	(2,833,837)
S&P 500 Index	8	03/2019	USD	5,010,400	—	(287,628)
SPI 200 Index	30	03/2019	AUD	4,170,750	—	(6,171)
TOPIX Index	49	03/2019	JPY	731,815,000	—	(406,087)
U.S. Long Bond	157	03/2019	USD	22,922,000	884,818	—
U.S. Treasury 10-Year Note	293	03/2019	USD	35,750,578	713,132	—
U.S. Treasury 2-Year Note	46	03/2019	USD	9,766,375	43,758	—
U.S. Treasury 5-Year Note	442	03/2019	USD	50,691,875	724,722	—
U.S. Ultra Treasury Bond	28	03/2019	USD	4,498,375	200,910	—
Total					2,784,364	(3,685,308)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Hang Seng Index	(2)	01/2019	HKD	(2,585,400)	828	—
OMXS30 Index	(10)	01/2019	SEK	(1,408,250)	4,077	—
Russell 2000 E-mini	(55)	03/2019	USD	(3,709,750)	238,976	—
S&P 500 E-mini	(70)	03/2019	USD	(8,768,200)	—	(154,220)
S&P/TSE 60 Index	(30)	03/2019	CAD	(5,143,800)	78,999	—
Total					322,880	(154,220)

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	69,189,060	276	2,300.00	12/20/2019	1,330,178	3,149,160
S&P 500 Index	Deutsche Bank	USD	81,472,625	325	2,150.00	12/20/2019	1,428,939	2,569,125
S&P 500 Index	Deutsche Bank	USD	56,404,125	225	2,200.00	12/20/2019	1,256,683	2,011,500
S&P 500 Index	Deutsche Bank	USD	15,542,470	62	2,250.00	12/20/2019	354,828	624,960
Total							4,370,628	8,354,745
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	249,771,533	196,600,129	(172,382,363)	273,989,299	—	(8,043)	(17,228)	5,415,856	273,961,900
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	1,063,978	23,996	(110,411)	977,563	—	603,278	(2,409,479)	—	19,649,026
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	1,511,560	15,555	(261,297)	1,265,818	—	3,596,803	(5,144,992)	—	59,354,204
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	971,974	11,014	(391,155)	591,833	—	1,912,765	(2,817,570)	—	14,115,220
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	10,578,013	562,811	(560,737)	10,580,087	802,385	(340,411)	(2,664,353)	2,596,991	106,647,275
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	1,279,806	22,606	(195,024)	1,107,388	—	1,002,875	(1,418,354)	—	17,828,947
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	3,480,500	127,467	(193,558)	3,414,409	—	(212,600)	(348,670)	635,942	31,685,717
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	5,610,800	722,063	(218,918)	6,113,945	1,776,241	(254,115)	(6,581,365)	2,008,744	57,715,634
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	239,144	3,918	(32,851)	210,211	—	241,798	(430,556)	—	5,162,787
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares
	273,201	5,803	(17,276)	261,728	—	72,301	(849,563)	—	5,156,038
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	1,145,194	(98,157)	1,047,037	—	46,209	(705,272)	—	9,726,974
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	566,067	14,276	(49,276)	531,067	—	187,321	(1,752,568)	—	11,593,191
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	481,114	13,801	(52,122)	442,793	—	318,669	(1,658,685)	—	8,762,879
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	3,169,732	156,455	(179,331)	3,146,856	28,748	(123,269)	(268,929)	946,931	32,192,340
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	9,582,864	548,753	(3,512,813)	6,618,804	658,132	(2,210,780)	(2,985,580)	3,038,159	70,490,263
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	3,055,717	917,051	(89,509)	3,883,259	88,351	27,891	(6,911,823)	787,360	37,667,614
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – DFA International Value Fund, Class 1 Shares
	2,138,250	185,940	(826,912)	1,497,278	102,374	(159,661)	(4,765,229)	660,524	13,730,034
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	3,047,932	894,810	(100,124)	3,842,618	111,603	63,544	(6,691,127)	782,717	37,657,660
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	659,043	14,894	(83,181)	590,756	—	755,542	(1,005,265)	—	16,836,553
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	725,024	14,553	(119,107)	620,470	—	630,888	(492,793)	—	16,305,944
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	1,302,274	26,010	(146,683)	1,181,601	—	761,564	(2,536,127)	—	22,261,357
CTIVP® – MFS® Value Fund, Class 1 Shares
	558,274	16,661	(44,581)	530,354	—	116,885	(1,408,410)	—	11,911,755
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	717,190	6,881	(130,831)	593,240	—	1,045,633	(185,618)	—	16,592,919
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares
	1,976,488	200,940	(787,310)	1,390,118	910,346	(1,405,078)	(4,345,742)	239,317	13,150,518
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	609,005	12,507	(47,603)	573,909	—	101,732	(1,281,426)	—	11,874,174
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	10,427,116	503,885	(534,343)	10,396,658	204,696	(267,284)	(2,286,902)	2,367,204	107,917,312
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	338,041	4,907	(30,113)	312,835	—	205,100	(989,274)	—	7,398,535
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	1,051,333	29,278	(58,547)	1,022,064	—	(16,566)	(17,669)	132,145	10,251,303
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	400,391	4,156	(57,765)	346,782	—	397,884	(557,751)	—	7,851,146
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	9,362,072	3,540,109	(446,486)	12,455,695	1,243,426	(343,554)	(3,147,740)	2,612,444	131,033,908
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	507,025	9,649	(100,345)	416,329	—	694,934	(832,599)	—	8,717,931
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	395,275	10,901	(37,188)	368,988	—	264,769	(1,593,177)	—	8,944,269
Total					5,926,302	7,707,024	(69,101,836)	22,224,334	1,204,145,327

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Currency Legend  (continued)
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	382,249,675	382,249,675
Exchange-Traded Funds	80,832,424	—	—	—	80,832,424
Fixed-Income Funds	—	—	—	547,933,752	547,933,752
Residential Mortgage-Backed Securities - Agency	—	69,055,538	—	—	69,055,538
Options Purchased Puts	8,354,745	—	—	—	8,354,745
Money Market Funds	—	—	—	273,961,900	273,961,900
Total Investments in Securities	89,187,169	69,055,538	—	1,204,145,327	1,362,388,034
Investments in Derivatives
Asset
Futures Contracts	3,107,244	—	—	—	3,107,244
Liability
Futures Contracts	(3,839,528)	—	—	—	(3,839,528)
Total	88,454,885	69,055,538	—	1,204,145,327	1,361,655,750
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $139,176,808)	$149,887,962
Affiliated issuers (cost $1,155,891,516)	1,204,145,327
Options purchased (cost $4,370,628)	8,354,745
Margin deposits on:
Futures contracts	5,795,815
Receivable for:
Investments sold	820,541
Dividends	836,753
Interest	95,656
Variation margin for futures contracts	840,468
Prepaid expenses	5,354
Trustees’ deferred compensation plan	43,194
Total assets	1,370,825,815
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	68,322,469
Capital shares purchased	1,172,201
Variation margin for futures contracts	145,436
Management services fees	23,435
Distribution and/or service fees	26,661
Service fees	66,229
Compensation of board members	2,050
Compensation of chief compliance officer	134
Other expenses	42,722
Trustees’ deferred compensation plan	43,194
Total liabilities	69,844,531
Net assets applicable to outstanding capital stock	$1,300,981,284
Represented by
Trust capital	$1,300,981,284
Total - representing net assets applicable to outstanding capital stock	$1,300,981,284
Class 2
Net assets	$1,300,981,284
Shares outstanding	110,312,219
Net asset value per share	$11.79
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	13

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$2,139,674
Dividends — affiliated issuers	22,224,334
Interest	136,167
Total income	24,500,175
Expenses:
Management services fees	3,050,821
Distribution and/or service fees
Class 2	3,503,411
Service fees	840,089
Compensation of board members	32,779
Custodian fees	41,031
Printing and postage fees	15,695
Audit fees	24,075
Legal fees	30,861
Compensation of chief compliance officer	542
Other	33,418
Total expenses	7,572,722
Net investment income	16,927,453
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,875,587
Investments — affiliated issuers	7,707,024
Capital gain distributions from underlying affiliated funds	5,926,302
Foreign currency translations	(58,120)
Forward foreign currency exchange contracts	(113,042)
Futures contracts	(7,853,762)
Options purchased	(4,601,717)
Net realized gain	4,882,272
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(14,069,538)
Investments — affiliated issuers	(69,101,836)
Foreign currency translations	(6,402)
Forward foreign currency exchange contracts	47,417
Futures contracts	(3,307,750)
Options purchased	6,744,952
Net change in unrealized appreciation (depreciation)	(79,693,157)
Net realized and unrealized loss	(74,810,885)
Net decrease in net assets resulting from operations	$(57,883,432)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$16,927,453	$13,032,903
Net realized gain	4,882,272	20,483,920
Net change in unrealized appreciation (depreciation)	(79,693,157)	110,848,372
Net increase (decrease) in net assets resulting from operations	(57,883,432)	144,365,195
Decrease in net assets from capital stock activity	(66,633,641)	(77,831,155)
Total increase (decrease) in net assets	(124,517,073)	66,534,040
Net assets at beginning of year	1,425,498,357	1,358,964,317
Net assets at end of year	$1,300,981,284	$1,425,498,357

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	4,464,595	54,571,049	5,142,619	60,855,341
Redemptions	(9,904,606)	(121,204,690)	(11,991,966)	(138,686,496)
Net decrease	(5,440,011)	(66,633,641)	(6,849,347)	(77,831,155)
Total net decrease	(5,440,011)	(66,633,641)	(6,849,347)	(77,831,155)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$12.32	$11.08	$10.74	$10.94	$10.45
Income (loss) from investment operations:
Net investment income	0.15	0.11	0.07	0.09	0.05
Net realized and unrealized gain (loss)	(0.68)	1.13	0.27	(0.29)	0.44
Total from investment operations	(0.53)	1.24	0.34	(0.20)	0.49
Net asset value, end of period	$11.79	$12.32	$11.08	$10.74	$10.94
Total return	(4.30%)	11.19%	3.17%	(1.83%)	4.69%
Ratios to average net assets
Total gross expenses(a)	0.54%	0.53%	0.51%	0.52%	0.52%
Total net expenses(a),(b)	0.54%	0.53%	0.51%	0.52%	0.52%
Net investment income	1.21%	0.95%	0.64%	0.83%	0.51%
Supplemental data
Net assets, end of period (in thousands)	$1,300,981	$1,425,498	$1,358,964	$936,541	$703,842
Portfolio turnover	101%	100%	108%	118%	122%

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Growth Fund (formerly known as Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund was renamed Variable Portfolio – Managed Volatility Conservative Growth Fund.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts [to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio or to generate total return through long and short positions versus the U.S. dollar OR the only contracts held during the period were spot contracts]. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
18	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other
20	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	325,534*
Equity risk	Investments, at value — Options Purchased	8,354,745
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	214,370*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	2,567,340*
Total		11,461,989

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	3,731,191*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	108,337*
Total		3,839,528

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(2,018,739)	(4,601,717)	(6,620,456)
Foreign exchange risk	(113,042)	(1,709,438)	—	(1,822,480)
Interest rate risk	—	(4,125,585)	—	(4,125,585)
Total	(113,042)	(7,853,762)	(4,601,717)	(12,568,521)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(5,968,191)	6,744,952	776,761
Foreign exchange risk	47,417	(142,249)	—	(94,832)
Interest rate risk	—	2,802,690	—	2,802,690
Total	47,417	(3,307,750)	6,744,952	3,484,619
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	210,704,339
Futures contracts — short	8,172,028

Derivative instrument	Average value ($)*
Options contracts — purchased	7,390,588

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	9,516	(10,877)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
22	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Deutsche Bank ($)
Assets
Options purchased puts	8,354,745
Total assets	8,354,745
Total financial and derivative net assets	8,354,745
Total collateral received (pledged) (a)	-
Net amount (b)	8,354,745

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
24	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2018 was 0.22% of the Fund’s average daily net assets.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $1,019,889, respectively. The sale transactions resulted in a net realized loss of $14,824.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
26	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 2	1.10%
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,200,113,869 and $1,307,172,429, respectively, for the year ended December 31, 2018, of which $1,040,036,195 and $1,067,216,563, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Managed Volatility Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018	33

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
34	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2018

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Variable Portfolio – Managed Volatility Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6613 AR (02/19)

Annual Report
December 31, 2018
Variable Portfolio – Managed Volatility Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – Managed Volatility Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Variable Portfolio – Managed Volatility Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 2	04/12/13	-7.73	2.57	4.19
Blended Benchmark		-4.85	4.78	5.93
Russell 3000 Index		-5.24	7.91	10.19
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2018)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	58.0
International	15.6
U.S. Large Cap	35.7
U.S. Mid Cap	3.7
U.S. Small Cap	3.0
Underlying Funds: Fixed-Income Funds	11.9
Investment Grade	11.9
Allocations to Tactical Assets
Exchange-Traded Funds	9.2
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	14.1
Options Purchased Puts	1.2
Residential Mortgage-Backed Securities - Agency	5.6
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $1.5 billion) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -7.73%. During the same time period, the Fund’s Blended Benchmark returned -4.85% and the Russell 3000 Index returned -5.24%. Three factors generally accounted for a majority of the Fund’s shortfall relative to its Blended Benchmark: the Fund’s algorithm, which overweighted equities and underweighted fixed income; performance from underlying equity funds that focused on value-oriented investment strategies and underperformance from international equity managers.
Uncertainty rattled investors, derailed stock market advance at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which were global market leaders during the first nine months of the year, stumbled in the fourth quarter and led a broader market sell-off of stocks, high-yield bonds, and other higher volatility securities. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Significant performance factors
The Fund’s algorithm, which overweighted equities and underweighted fixed income, and performance from underlying equity funds that focused on value-oriented investment strategies, detracted from performance. International equity managers detracted from performance and fixed-income funds, especially those focused on core bond related strategies, also detracted from relative performance for the period.
Derivative instruments are used to execute the Fund’s dynamic algorithm, a quantitative tool used to help determine equity exposure. During the 12-month period, the Fund’s algorithm steered managers to maintain equity exposure above its neutral weight for most of the period. While this positioning contributed to favorable relative performance during the first nine months of the period, it detracted in the fourth quarter. However, the algorithm steered the Fund’s equity exposure lower during the difficult fourth quarter. Fixed-income allocations all remained several percentage points below the benchmark’s allocation, on average, over the 12-month period, which also detracted from return for the period. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, also weighed on relative returns.
At period’s end
The Fund seeks to deliver an attractive risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm were limited in scope and magnitude. Against a backdrop of above-average equity volatility at the end of the period, we raised the Fund’s fixed-income exposure and reduced equity exposure.
4	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	926.10	1,022.86	2.39	2.51	0.49	5.03	5.28	1.03
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 60.9%
	Shares	Value ($)
International 16.4%
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	61,099,416	592,664,332
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	23,706,038	217,384,372
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	60,462,299	592,530,527
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares(a)	21,812,039	206,341,893
Total		1,608,921,124
U.S. Large Cap 37.4%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	15,037,545	302,254,655
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	19,812,501	929,008,176
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	9,168,073	218,658,529
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	17,586,547	283,143,410
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	16,399,672	152,352,955
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	9,502,815	207,446,450
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	9,295,444	264,920,156
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	10,171,566	267,308,753
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	18,667,771	351,700,802
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	9,479,488	212,909,287
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	9,741,509	272,470,018
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	10,227,818	211,613,558
Total		3,673,786,749
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 3.9%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	3,152,590	77,427,609
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares(a),(b)	3,804,210	74,942,937
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	4,716,537	111,546,103
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	5,112,269	115,741,775
Total		379,658,424
U.S. Small Cap 3.2%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	5,178,769	102,487,844
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	5,274,572	110,449,534
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	4,223,170	102,369,647
Total		315,307,025
Total Equity Funds (Cost $5,187,078,265)		5,977,673,322

Exchange-Traded Funds 9.6%

iShares Core U.S. Aggregate Bond ETF	725,000	77,205,250
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,000,400	338,505,128
iShares MSCI EAFE ETF	1,588,000	93,342,640
SPDR S&P 500 ETF Trust	1,738,300	434,435,936
Total Exchange-Traded Funds (Cost $861,845,584)		943,488,954

Fixed-Income Funds 12.4%

Investment Grade 12.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	20,974,801	211,425,990
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	6,703,991	62,213,038
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	12,012,944	113,402,193
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	6,179,295	63,214,187
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	13,954,928	148,619,983
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Fixed-Income Funds (continued)
	Shares	Value ($)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	22,207,112	230,509,822
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	2,101,166	21,074,696
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	35,423,070	372,650,699
Total		1,223,110,608
Total Fixed-Income Funds (Cost $1,252,748,131)		1,223,110,608

Residential Mortgage-Backed Securities - Agency 5.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/14/2049	3.500%	119,845,000	119,823,934
01/14/2049	4.000%	450,734,000	459,466,971
Total Residential Mortgage-Backed Securities - Agency (Cost $572,791,326)			579,290,905
Options Purchased Puts 1.3%
Value ($)
(Cost $65,849,903)	123,328,270

Money Market Funds 14.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(d)	1,451,148,492	1,451,003,377
Total Money Market Funds (Cost $1,451,045,901)		1,451,003,377
Total Investments in Securities (Cost: $9,391,359,110)		10,297,895,436
Other Assets & Liabilities, Net		(477,587,180)
Net Assets		9,820,308,256

At December 31, 2018, securities and/or cash totaling $85,367,829 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	750	03/2019	USD	52,890,000	—	(1,270,275)
British Pound	1,910	03/2019	USD	152,680,625	—	(348,241)
CAC40 Index	40	01/2019	EUR	1,891,400	—	(32,201)
DAX Index	35	03/2019	EUR	9,241,313	—	(225,007)
Euro FX	500	03/2019	USD	72,015,625	—	(14,350)
FTSE 100 Index	627	03/2019	GBP	41,751,930	—	(493,005)
FTSE/MIB Index	88	03/2019	EUR	8,010,640	—	(223,846)
Japanese Yen	1,330	03/2019	USD	152,467,875	3,563,906	—
MSCI Singapore IX ETS	322	01/2019	SGD	11,002,740	44,982	—
S&P 500 E-mini	5,351	03/2019	USD	670,266,260	—	(38,486,960)
S&P 500 Index	190	03/2019	USD	118,997,000	—	(6,831,165)
SPI 200 Index	443	03/2019	AUD	61,588,075	—	(91,123)
Swiss Franc	80	03/2019	USD	10,244,000	33,704	—
TOPIX Index	755	03/2019	JPY	11,275,925,000	—	(6,257,059)
U.S. Long Bond	1,039	03/2019	USD	151,694,000	4,530,043	—
U.S. Treasury 10-Year Note	1,658	03/2019	USD	202,301,906	2,305,835	—
U.S. Treasury 2-Year Note	1,087	03/2019	USD	230,783,688	1,031,711	—
U.S. Treasury 5-Year Note	3,196	03/2019	USD	366,541,250	3,828,254	—
U.S. Ultra Treasury Bond	642	03/2019	USD	103,141,313	4,866,181	—
Total					20,204,616	(54,273,232)

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Dollar	(150)	03/2019	USD	(11,026,500)	291,195	—
EURO STOXX 50	(31)	03/2019	EUR	(921,940)	26,885	—
Hang Seng Index	(162)	01/2019	HKD	(209,417,400)	67,069	—
OMXS30 Index	(496)	01/2019	SEK	(69,849,200)	202,216	—
Russell 2000 E-mini	(82)	03/2019	USD	(5,530,900)	356,292	—
S&P 500 E-mini	(2,021)	03/2019	USD	(253,150,460)	—	(1,601,883)
S&P/TSE 60 Index	(450)	03/2019	CAD	(77,157,000)	1,184,986	—
Total					2,128,643	(1,601,883)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	1,445,700,395	5,767	2,300.00	12/20/2019	28,849,154	65,801,470
S&P 500 Index	Deutsche Bank	USD	902,466,000	3,600	2,150.00	12/20/2019	19,268,103	28,458,000
S&P 500 Index	Deutsche Bank	USD	501,370,000	2,000	2,200.00	12/20/2019	11,380,074	17,880,000
S&P 500 Index	Deutsche Bank	USD	278,260,350	1,110	2,250.00	12/20/2019	6,352,572	11,188,800
Total							65,849,903	123,328,270
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	1,475,575,342	2,188,834,617	(2,213,261,467)	1,451,148,492	—	(90,336)	(63,036)	34,256,305	1,451,003,377
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	14,808,342	278,539	(49,336)	15,037,545	—	60,274	(29,582,561)	—	302,254,655
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	20,790,752	42,671	(1,020,922)	19,812,501	—	9,692,029	(43,338,827)	—	929,008,176
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	13,337,367	534,707	(4,704,001)	9,168,073	—	19,721,788	(34,354,464)	—	218,658,529
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	18,108,505	3,129,985	(263,689)	20,974,801	1,507,247	(164,443)	(5,102,322)	4,878,340	211,425,990
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	17,919,771	98	(333,322)	17,586,547	—	1,714,998	(12,857,012)	—	283,143,410
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	5,873,565	917,928	(87,502)	6,703,991	—	(102,581)	(886,205)	1,177,445	62,213,038
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	9,758,424	2,362,925	(108,405)	12,012,944	3,345,266	(134,594)	(12,319,415)	3,783,150	113,402,193
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	3,093,627	70,200	(11,237)	3,152,590	—	12,026	(3,891,595)	—	77,427,609
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares
	3,505,266	298,944	—	3,804,210	—	—	(11,401,117)	—	74,942,937
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	16,407,306	(7,634)	16,399,672	—	(2,447)	(11,173,985)	—	152,352,955
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	9,273,262	235,575	(6,022)	9,502,815	—	14,462	(28,788,056)	—	207,446,450
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	5,627,406	—	(448,637)	5,178,769	—	2,390,739	(18,933,090)	—	102,487,844
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	5,357,999	908,364	(87,068)	6,179,295	53,484	(55,177)	(542,984)	1,761,716	63,214,187
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	17,002,355	3,062,847	(6,110,274)	13,954,928	1,279,327	(3,701,024)	(6,045,071)	5,905,807	148,619,983
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	43,404,331	17,695,085	—	61,099,416	1,353,717	—	(107,567,461)	12,009,458	592,664,332
CTIVP® – DFA International Value Fund, Class 1 Shares
	31,304,243	3,963,759	(11,561,964)	23,706,038	1,590,130	(19,177,647)	(58,596,773)	10,147,807	217,384,372
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	43,400,906	17,061,393	—	60,462,299	1,712,186	—	(103,775,008)	11,902,139	592,530,527
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	9,418,459	1,168	(124,183)	9,295,444	—	1,297,723	(7,657,004)	—	264,920,156
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	10,475,135	—	(303,569)	10,171,566	—	1,467,902	(3,620,604)	—	267,308,753
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	18,293,611	418,697	(44,537)	18,667,771	—	9,604	(30,547,057)	—	351,700,802
CTIVP® – MFS® Value Fund, Class 1 Shares
	8,802,255	699,100	(21,867)	9,479,488	—	(32,159)	(23,380,515)	—	212,909,287
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	10,118,752	—	(377,243)	9,741,509	—	2,910,128	5,798,264	—	272,470,018
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares
	28,519,871	4,695,576	(11,403,408)	21,812,039	14,001,746	(40,118,467)	(49,974,803)	3,645,101	206,341,893
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	9,590,217	648,025	(10,424)	10,227,818	—	(14,900)	(21,607,923)	—	211,613,558
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	19,180,255	3,309,402	(282,545)	22,207,112	414,042	(119,939)	(4,512,171)	4,788,172	230,509,822
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	4,472,479	244,590	(532)	4,716,537	—	(265)	(12,392,247)	—	111,546,103
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	1,843,644	285,978	(28,456)	2,101,166	—	(6,982)	(39,867)	256,389	21,074,696
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	5,081,898	58,292	(27,921)	5,112,269	—	35,416	(4,043,740)	—	115,741,775
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	24,917,869	10,912,729	(407,528)	35,423,070	3,639,588	(261,932)	(9,657,451)	7,646,792	372,650,699
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	5,953,165	—	(678,593)	5,274,572	—	4,116,255	(8,080,531)	—	110,449,534
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	4,546,650	—	(323,480)	4,223,170	—	2,062,512	(17,949,327)	—	102,369,647
Total					28,896,733	(18,477,037)	(676,883,958)	102,158,621	8,651,787,307

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	5,977,673,322	5,977,673,322
Exchange-Traded Funds	943,488,954	—	—	—	943,488,954
Fixed-Income Funds	—	—	—	1,223,110,608	1,223,110,608
Residential Mortgage-Backed Securities - Agency	—	579,290,905	—	—	579,290,905
Options Purchased Puts	123,328,270	—	—	—	123,328,270
Money Market Funds	—	—	—	1,451,003,377	1,451,003,377
Total Investments in Securities	1,066,817,224	579,290,905	—	8,651,787,307	10,297,895,436
Investments in Derivatives
Asset
Futures Contracts	22,333,259	—	—	—	22,333,259
Liability
Futures Contracts	(55,875,115)	—	—	—	(55,875,115)
Total	1,033,275,368	579,290,905	—	8,651,787,307	10,264,353,580
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,434,636,910)	$1,522,779,859
Affiliated issuers (cost $7,890,872,297)	8,651,787,307
Options purchased (cost $65,849,903)	123,328,270
Margin deposits on:
Futures contracts	85,367,829
Receivable for:
Investments sold	4,865,235
Dividends	5,676,381
Interest	802,531
Variation margin for futures contracts	10,213,192
Prepaid expenses	40,190
Trustees’ deferred compensation plan	191,011
Total assets	10,405,051,805
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	573,593,857
Capital shares purchased	6,950,336
Variation margin for futures contracts	3,052,206
Management services fees	146,746
Distribution and/or service fees	200,966
Service fees	504,919
Compensation of board members	10,014
Compensation of chief compliance officer	1,028
Other expenses	92,466
Trustees’ deferred compensation plan	191,011
Total liabilities	584,743,549
Net assets applicable to outstanding capital stock	$9,820,308,256
Represented by
Trust capital	$9,820,308,256
Total - representing net assets applicable to outstanding capital stock	$9,820,308,256
Class 2
Net assets	$9,820,308,256
Shares outstanding	776,105,446
Net asset value per share	$12.65
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	13

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$17,339,973
Dividends — affiliated issuers	102,158,621
Interest	1,148,212
Total income	120,646,806
Expenses:
Management services fees	18,564,402
Distribution and/or service fees
Class 2	26,302,655
Service fees	6,310,816
Compensation of board members	162,844
Custodian fees	54,183
Printing and postage fees	124,157
Audit fees	26,450
Legal fees	232,864
Compensation of chief compliance officer	4,090
Other	218,261
Total expenses	52,000,722
Net investment income	68,646,084
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,797,464
Investments — affiliated issuers	(18,477,037)
Capital gain distributions from underlying affiliated funds	28,896,733
Foreign currency translations	(344,166)
Forward foreign currency exchange contracts	(702,164)
Futures contracts	(114,539,133)
Options purchased	(53,153,261)
Net realized loss	(152,521,564)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(89,062,737)
Investments — affiliated issuers	(676,883,958)
Foreign currency translations	(328,298)
Forward foreign currency exchange contracts	228,555
Futures contracts	(69,321,408)
Options purchased	88,340,978
Net change in unrealized appreciation (depreciation)	(747,026,868)
Net realized and unrealized loss	(899,548,432)
Net decrease in net assets resulting from operations	$(830,902,348)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$68,646,084	$38,080,323
Net realized gain (loss)	(152,521,564)	170,253,871
Net change in unrealized appreciation (depreciation)	(747,026,868)	1,263,404,356
Net increase (decrease) in net assets resulting from operations	(830,902,348)	1,471,738,550
Increase in net assets from capital stock activity	529,542,967	417,082,709
Total increase (decrease) in net assets	(301,359,381)	1,888,821,259
Net assets at beginning of year	10,121,667,637	8,232,846,378
Net assets at end of year	$9,820,308,256	$10,121,667,637

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	48,595,835	671,619,689	42,930,125	550,269,700
Redemptions	(10,519,887)	(142,076,722)	(10,636,580)	(133,186,991)
Net increase	38,075,948	529,542,967	32,293,545	417,082,709
Total net increase	38,075,948	529,542,967	32,293,545	417,082,709
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$13.71	$11.67	$11.29	$11.68	$11.14
Income (loss) from investment operations:
Net investment income	0.09	0.05	0.04	0.03	0.03
Net realized and unrealized gain (loss)	(1.15)	1.99	0.34	(0.42)	0.51
Total from investment operations	(1.06)	2.04	0.38	(0.39)	0.54
Net asset value, end of period	$12.65	$13.71	$11.67	$11.29	$11.68
Total return	(7.73%)	17.48%	3.37%	(3.34%)	4.85%
Ratios to average net assets
Total gross expenses(a)	0.49%	0.48%	0.47%	0.48%	0.49%
Total net expenses(a),(b)	0.49%	0.48%	0.47%	0.48%	0.49%
Net investment income	0.65%	0.42%	0.37%	0.29%	0.26%
Supplemental data
Net assets, end of period (in thousands)	$9,820,308	$10,121,668	$8,232,846	$7,441,534	$6,005,482
Portfolio turnover	74%	83%	91%	74%	47%

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Variable Portfolio – Managed Volatility Growth Fund (formerly known as Columbia Variable Portfolio – Managed Volatility Growth Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Columbia Variable Portfolio – Managed Volatility Growth Fund was renamed Variable Portfolio – Managed Volatility Growth Fund.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
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Notes to Financial Statements  (continued)
December 31, 2018
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
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Notes to Financial Statements  (continued)
December 31, 2018
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
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Notes to Financial Statements  (continued)
December 31, 2018
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund
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Notes to Financial Statements  (continued)
December 31, 2018
purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,882,430*
Equity risk	Investments, at value — Options Purchased	123,328,270
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	3,888,805*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	16,562,024*
Total		145,661,529

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	54,242,249*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	1,632,866*
Total		55,875,115

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(67,220,639)	(53,153,261)	(120,373,900)
Foreign exchange risk	(702,164)	(26,060,946)	—	(26,763,110)
Interest rate risk	—	(21,257,548)	—	(21,257,548)
Total	(702,164)	(114,539,133)	(53,153,261)	(168,394,558)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(82,556,410)	88,340,978	5,784,568
Foreign exchange risk	228,555	(3,417,091)	—	(3,188,536)
Interest rate risk	—	16,652,093	—	16,652,093
Total	228,555	(69,321,408)	88,340,978	19,248,125
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,520,078,171
Futures contracts — short	138,107,245

Derivative instrument	Average value ($)*
Options contracts — purchased	104,985,083

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	40,241	(59,853)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements  (continued)
December 31, 2018
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Deutsche Bank ($)
Assets
Options purchased puts	123,328,270
Total assets	123,328,270
Total financial and derivative net assets	123,328,270
Total collateral received (pledged) (a)	-
Net amount (b)	123,328,270

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
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Notes to Financial Statements  (continued)
December 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
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Notes to Financial Statements  (continued)
December 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2018 was 0.18% of the Fund’s average daily net assets.
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Notes to Financial Statements  (continued)
December 31, 2018
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $4,022,647, respectively. The sale transactions resulted in a net realized loss of $69,229.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
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Notes to Financial Statements  (continued)
December 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 2	1.10%
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,281,980,719 and $6,585,040,847, respectively, for the year ended December 31, 2018, of which $5,164,520,581 and $4,924,237,665, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Managed Volatility Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018	33

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
34	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2018

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Variable Portfolio – Managed Volatility Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6598 AR (02/19)

Annual Report
December 31, 2018
Variable Portfolio – Managed Volatility Conservative Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – Managed Volatility Conservative Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Variable Portfolio – Managed Volatility Conservative Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 2	04/12/13	-2.58	2.26	2.21
Blended Benchmark		-1.43	3.26	3.05
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	1.72
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Conservative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2018)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	15.1
International	3.8
U.S. Large Cap	8.8
U.S. Mid Cap	1.0
U.S. Small Cap	1.5
Underlying Funds: Fixed-Income Funds	51.5
Investment Grade	51.5
Allocations to Tactical Assets
Exchange-Traded Funds	6.0
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	21.5
Options Purchased Puts	0.4
Residential Mortgage-Backed Securities - Agency	5.5
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $96.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2018, the Fund’s Class 2 shares returned -2.58%. During the same time period, the Fund’s Blended Benchmark returned -1.43% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%. Three factors generally accounted for a majority of the Fund’s shortfall relative to its Blended Benchmark: the Fund’s algorithm, which overweighted equities and underweighted fixed income; performance from underlying equity funds that focused on value-oriented investment strategies and underperformance from international equity funds.
Uncertainty rattled investors, derailed stock market advance at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which were global market leaders during the first nine months of the year, stumbled in the fourth quarter and led a broader market sell-off of stocks, high-yield bonds, and other higher volatility securities. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Significant performance factors
The Fund’s algorithm, which overweighted equities and underweighted fixed income, and performance from underlying equity funds that focused on value-oriented investment strategies, detracted from performance. International equity funds detracted from performance and fixed-income funds, especially those focused on core bond related strategies, also detracted from relative performance for the period.
Derivative instruments are used to execute the Fund’s dynamic algorithm, a quantitative tool used to help determine equity exposure. During the 12-month period, the Fund’s algorithm steered us to maintain equity exposure above the Fund’s neutral weight for most of the period. While this positioning contributed to favorable relative performance during the first nine months of the period, it detracted in the fourth quarter. However, the algorithm steered the Fund’s equity exposure lower during the difficult fourth quarter. Fixed-income allocations all remained several percentage points below the benchmark’s allocation, on average, over the 12-month period, which also detracted from return for the period. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, also weighed on relative returns.
At period’s end
The Fund seeks to deliver an attractive risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm were limited in scope and magnitude. Against a backdrop of above-average equity volatility at the end of the period, we raised the Fund’s fixed-income exposure and reduced equity exposure.
4	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	986.10	1,022.45	2.87	2.92	0.57	4.83	4.92	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 15.9%
	Shares	Value ($)
International 4.0%
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	646,410	6,270,183
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	238,546	2,187,464
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	641,386	6,285,582
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares(a)	231,852	2,193,321
Total		16,936,550
U.S. Large Cap 9.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	174,509	3,507,632
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	223,329	10,471,908
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	103,102	2,458,984
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	200,408	3,226,571
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	185,789	1,725,979
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	88,055	1,922,245
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	99,230	2,828,051
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	108,031	2,839,061
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	211,916	3,992,487
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	85,227	1,914,188
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	102,062	2,854,676
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	92,497	1,913,768
Total		39,655,550
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 1.1%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	40,539	995,625
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares(a),(b)	50,184	988,633
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	56,901	1,345,717
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	60,152	1,361,839
Total		4,691,814
U.S. Small Cap 1.5%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	110,713	2,191,008
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	105,623	2,211,741
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	90,060	2,183,055
Total		6,585,804
Total Equity Funds (Cost $57,666,230)		67,869,718

Exchange-Traded Funds 6.3%

iShares iBoxx $ Investment Grade Corporate Bond ETF	27,400	3,091,268
iShares MSCI EAFE ETF	94,532	5,556,591
SPDR S&P 500 ETF Trust	73,425	18,350,376
Total Exchange-Traded Funds (Cost $23,717,981)		26,998,235

Fixed-Income Funds 54.3%

Investment Grade 54.3%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	4,553,032	45,894,559
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,484,566	13,776,770
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	2,490,541	23,510,706
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	1,346,121	13,770,816
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	3,051,980	32,503,587
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	4,412,528	45,802,046
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	569,048	5,707,549
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Fixed-Income Funds (continued)
	Shares	Value ($)
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	4,781,923	50,305,832
Total		231,271,865
Total Fixed-Income Funds (Cost $235,214,441)		231,271,865

Residential Mortgage-Backed Securities - Agency 5.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/17/2034- 01/14/2049	3.500%	20,140,000	20,191,304
01/14/2049	4.000%	4,279,000	4,361,905
Total Residential Mortgage-Backed Securities - Agency (Cost $24,223,207)			24,553,209
Options Purchased Puts 0.4%
Value ($)
(Cost $808,270)	1,587,490

Money Market Funds 22.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(d)	96,425,130	96,415,488
Total Money Market Funds (Cost $96,421,660)		96,415,488
Total Investments in Securities (Cost: $438,051,789)		448,696,005
Other Assets & Liabilities, Net		(22,402,305)
Net Assets		426,293,700

At December 31, 2018, securities and/or cash totaling $1,513,121 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	10	03/2019	USD	705,200	—	(16,937)
British Pound	18	03/2019	USD	1,438,875	—	(3,282)
Euro FX	10	03/2019	USD	1,440,313	—	(287)
EURO STOXX 50	5	03/2019	EUR	148,700	—	(3,218)
FTSE 100 Index	8	03/2019	GBP	532,720	—	(6,290)
Japanese Yen	15	03/2019	USD	1,719,563	40,194	—
MSCI Singapore IX ETS	4	01/2019	SGD	136,680	559	—
S&P 500 E-mini	71	03/2019	USD	8,893,460	—	(510,666)
S&P 500 Index	1	03/2019	USD	626,300	—	(35,954)
SPI 200 Index	5	03/2019	AUD	695,125	—	(1,028)
TOPIX Index	7	03/2019	JPY	104,545,000	—	(58,012)
U.S. Long Bond	51	03/2019	USD	7,446,000	302,344	—
U.S. Treasury 10-Year Note	111	03/2019	USD	13,543,734	290,895	—
U.S. Treasury 2-Year Note	75	03/2019	USD	15,923,438	100,065	—
U.S. Treasury 5-Year Note	127	03/2019	USD	14,565,313	213,903	—
U.S. Ultra Treasury Bond	4	03/2019	USD	642,625	23,460	—
Total					971,420	(635,674)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
OMXS30 Index	(5)	01/2019	SEK	(704,125)	2,038	—
Russell 2000 E-mini	(29)	03/2019	USD	(1,956,050)	90,026	—
S&P 500 E-mini	(53)	03/2019	USD	(6,638,780)	100,939	—
S&P/TSE 60 Index	(4)	03/2019	CAD	(685,840)	10,533	—
Total					203,536	—

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	17,547,950	70	2,300.00	12/20/2019	342,488	798,700
S&P 500 Index	Deutsche Bank	USD	12,534,250	50	2,150.00	12/20/2019	224,742	395,250
S&P 500 Index	Deutsche Bank	USD	8,773,975	35	2,200.00	12/20/2019	195,256	312,900
S&P 500 Index	Deutsche Bank	USD	2,005,480	8	2,250.00	12/20/2019	45,784	80,640
Total							808,270	1,587,490
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	92,934,721	55,956,870	(52,466,461)	96,425,130	—	(2,507)	(6,655)	1,858,435	96,415,488
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	172,297	50,533	(48,321)	174,509	—	152,778	(417,532)	—	3,507,632
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	241,666	61,922	(80,259)	223,329	—	766,870	(941,959)	—	10,471,908
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	159,493	33,000	(89,391)	103,102	—	345,775	(475,595)	—	2,458,984
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	4,862,354	396,590	(705,912)	4,553,032	343,051	(263,586)	(1,059,695)	1,110,315	45,894,559
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	207,223	65,846	(72,661)	200,408	—	215,398	(255,706)	—	3,226,571
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	1,606,387	123,059	(244,880)	1,484,566	—	(175,182)	(71,701)	272,764	13,776,770
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	2,412,280	441,960	(363,699)	2,490,541	722,672	(181,916)	(2,656,855)	817,268	23,510,706
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	41,582	11,420	(12,463)	40,539	—	61,489	(85,790)	—	995,625
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares
	47,187	13,208	(10,211)	50,184	—	23,179	(149,429)	—	988,633
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	213,722	(27,933)	185,789	—	9,698	(107,284)	—	1,725,979
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	83,646	26,144	(21,735)	88,055	—	91,201	(306,946)	—	1,922,245
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	102,538	35,677	(27,502)	110,713	—	100,823	(371,944)	—	2,191,008
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	1,455,713	110,305	(219,897)	1,346,121	12,261	(76,040)	(101,070)	403,874	13,770,816
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	4,538,276	575,804	(2,062,100)	3,051,980	291,390	(1,029,944)	(1,321,189)	1,345,156	32,503,587
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	461,365	290,003	(104,958)	646,410	12,892	30,517	(1,006,627)	114,352	6,270,183
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – DFA International Value Fund, Class 1 Shares
	320,313	110,529	(192,296)	238,546	15,178	44,789	(752,073)	97,955	2,187,464
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	459,441	288,200	(106,255)	641,386	16,286	36,547	(970,933)	113,739	6,285,582
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	104,635	29,461	(34,866)	99,230	—	177,803	(188,934)	—	2,828,051
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	114,851	32,615	(39,435)	108,031	—	152,012	(111,998)	—	2,839,061
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	210,993	61,036	(60,113)	211,916	—	187,754	(443,723)	—	3,992,487
CTIVP® – MFS® Value Fund, Class 1 Shares
	83,400	23,119	(21,292)	85,227	—	51,039	(226,871)	—	1,914,188
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	112,353	29,815	(40,106)	102,062	—	212,154	(53,044)	—	2,854,676
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares
	299,200	114,987	(182,335)	231,852	131,268	(157,778)	(667,590)	34,891	2,193,321
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	91,206	23,796	(22,505)	92,497	—	59,060	(219,010)	—	1,913,768
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	4,737,170	361,276	(685,918)	4,412,528	86,512	(231,583)	(903,400)	1,000,453	45,802,046
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	55,598	14,723	(13,420)	56,901	—	55,516	(174,117)	—	1,345,717
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	624,303	40,634	(95,889)	569,048	—	(18,858)	(2,046)	72,878	5,707,549
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	62,387	16,349	(18,584)	60,152	—	89,437	(101,651)	—	1,361,839
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	3,524,814	1,849,548	(592,439)	4,781,923	435,645	(304,625)	(880,034)	915,291	50,305,832
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	107,712	36,409	(38,498)	105,623	—	164,767	(185,292)	—	2,211,741
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	84,476	25,639	(20,055)	90,060	—	52,539	(322,078)	—	2,183,055
Total					2,067,155	639,126	(15,538,771)	8,157,371	395,557,071

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Currency Legend  (continued)
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	67,869,718	67,869,718
Exchange-Traded Funds	26,998,235	—	—	—	26,998,235
Fixed-Income Funds	—	—	—	231,271,865	231,271,865
Residential Mortgage-Backed Securities - Agency	—	24,553,209	—	—	24,553,209
Options Purchased Puts	1,587,490	—	—	—	1,587,490
Money Market Funds	—	—	—	96,415,488	96,415,488
Total Investments in Securities	28,585,725	24,553,209	—	395,557,071	448,696,005
Investments in Derivatives
Asset
Futures Contracts	1,174,956	—	—	—	1,174,956
Liability
Futures Contracts	(635,674)	—	—	—	(635,674)
Total	29,125,007	24,553,209	—	395,557,071	449,235,287
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $47,941,188)	$51,551,444
Affiliated issuers (cost $389,302,331)	395,557,071
Options purchased (cost $808,270)	1,587,490
Margin deposits on:
Futures contracts	1,513,121
Receivable for:
Investments sold	109,329
Dividends	297,065
Interest	32,948
Variation margin for futures contracts	202,741
Prepaid expenses	1,652
Trustees’ deferred compensation plan	26,714
Total assets	450,879,575
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	24,256,154
Capital shares purchased	156,183
Variation margin for futures contracts	70,672
Management services fees	8,003
Distribution and/or service fees	8,742
Service fees	21,147
Compensation of board members	1,231
Compensation of chief compliance officer	41
Other expenses	36,988
Trustees’ deferred compensation plan	26,714
Total liabilities	24,585,875
Net assets applicable to outstanding capital stock	$426,293,700
Represented by
Trust capital	$426,293,700
Total - representing net assets applicable to outstanding capital stock	$426,293,700
Class 2
Net assets	$426,293,700
Shares outstanding	37,639,525
Net asset value per share	$11.33
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	13

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$619,760
Dividends — affiliated issuers	8,157,371
Interest	45,659
Total income	8,822,790
Expenses:
Management services fees	996,195
Distribution and/or service fees
Class 2	1,091,083
Service fees	261,476
Compensation of board members	18,812
Custodian fees	38,941
Printing and postage fees	24,500
Audit fees	24,075
Legal fees	9,602
Compensation of chief compliance officer	170
Other	13,427
Total expenses	2,478,281
Net investment income	6,344,509
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	397,477
Investments — affiliated issuers	639,126
Capital gain distributions from underlying affiliated funds	2,067,155
Foreign currency translations	(9,935)
Forward foreign currency exchange contracts	(39,622)
Futures contracts	(2,096,752)
Options purchased	(947,309)
Net realized gain	10,140
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,577,340)
Investments — affiliated issuers	(15,538,771)
Foreign currency translations	(6,325)
Forward foreign currency exchange contracts	16,405
Futures contracts	66,714
Options purchased	1,301,491
Net change in unrealized appreciation (depreciation)	(17,737,826)
Net realized and unrealized loss	(17,727,686)
Net decrease in net assets resulting from operations	$(11,383,177)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$6,344,509	$5,014,185
Net realized gain	10,140	5,178,059
Net change in unrealized appreciation (depreciation)	(17,737,826)	22,691,989
Net increase (decrease) in net assets resulting from operations	(11,383,177)	32,884,233
Decrease in net assets from capital stock activity	(25,229,922)	(14,769,144)
Total increase (decrease) in net assets	(36,613,099)	18,115,089
Net assets at beginning of year	462,906,799	444,791,710
Net assets at end of year	$426,293,700	$462,906,799

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	6,084,084	69,537,596	7,169,967	81,231,494
Redemptions	(8,235,967)	(94,767,518)	(8,648,852)	(96,000,638)
Net decrease	(2,151,883)	(25,229,922)	(1,478,885)	(14,769,144)
Total net decrease	(2,151,883)	(25,229,922)	(1,478,885)	(14,769,144)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$11.63	$10.78	$10.46	$10.58	$10.13
Income (loss) from investment operations:
Net investment income	0.17	0.13	0.09	0.10	0.06
Net realized and unrealized gain (loss)	(0.47)	0.72	0.23	(0.22)	0.39
Total from investment operations	(0.30)	0.85	0.32	(0.12)	0.45
Net asset value, end of period	$11.33	$11.63	$10.78	$10.46	$10.58
Total return	(2.58%)	7.88%	3.06%	(1.13%)	4.44%
Ratios to average net assets
Total gross expenses(a)	0.57%	0.55%	0.53%	0.56%	0.61%
Total net expenses(a),(b)	0.57%	0.55%	0.53%	0.56%	0.60%
Net investment income	1.45%	1.17%	0.86%	0.98%	0.54%
Supplemental data
Net assets, end of period (in thousands)	$426,294	$462,907	$444,792	$241,975	$142,420
Portfolio turnover	119%	103%	106%	142%	184%

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Fund (formerly known as Columbia Variable Portfolio - Managed Volatility Conservative Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Columbia Variable Portfolio - Managed Volatility Conservative Fund was renamed Variable Portfolio – Managed Volatility Conservative Fund.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts [to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio or to generate total return through long and short positions versus the U.S. dollar OR the only contracts held during the period were spot contracts]. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
18	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other
20	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	204,095*
Equity risk	Investments, at value — Options Purchased	1,587,490
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	40,194*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	930,667*
Total		2,762,446

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	615,168*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	20,506*
Total		635,674

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	73,161	(947,309)	(874,148)
Foreign exchange risk	(39,622)	(399,995)	—	(439,617)
Interest rate risk	—	(1,769,918)	—	(1,769,918)
Total	(39,622)	(2,096,752)	(947,309)	(3,083,683)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(989,726)	1,301,491	311,765
Foreign exchange risk	16,405	(4,481)	—	11,924
Interest rate risk	—	1,060,921	—	1,060,921
Total	16,405	66,714	1,301,491	1,384,610
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	65,714,280
Futures contracts — short	3,371,043

Derivative instrument	Average value ($)*
Options contracts — purchased	1,348,748

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	2,700	(3,542)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
22	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Deutsche Bank ($)
Assets
Options purchased puts	1,587,490
Total financial and derivative net assets	1,587,490
Total collateral received (pledged) (a)	-
Net amount (b)	1,587,490

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
24	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2018 was 0.23% of the Fund’s average daily net assets.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $420,306, respectively. The sale transactions resulted in a net realized loss of $7,558.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
26	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 2	1.10%
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $435,347,013 and $459,644,203, respectively, for the year ended December 31, 2018, of which $359,534,187 and $360,735,790, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Managed Volatility Conservative Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018	33

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
34	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2018

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Variable Portfolio – Managed Volatility Conservative Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S 6624 AR (02/19)

Annual Report
December 31, 2018
Variable Portfolio – Managed Risk Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – Managed Risk Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Variable Portfolio – Managed Risk Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	Life
Class 2	09/12/17	-5.29	-1.23
Blended Benchmark		-3.71	-0.31
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	0.08
Russell 3000 Index		-5.24	1.64
MSCI EAFE Index (Net)		-13.79	-7.62
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (September 12, 2017 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Risk Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2018)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	53.7
International	16.5
U.S. Large Cap	33.1
U.S. Small Cap	4.1
Underlying Funds: Fixed-Income Funds	28.8
Investment Grade	28.8
Allocations to Tactical Assets
Exchange-Traded Funds	4.4
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	11.4
Residential Mortgage-Backed Securities - Agency	1.7
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $11.3 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2018, the Fund’s Class 2 shares returned -5.29%. During the same time period, the Fund’s Blended Benchmark returned -3.71%, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01%, the Russell 3000 Index returned -5.24% and the MSCI EAFE Index (Net) returned -13.79%. Two factors generally accounted for the Fund’s shortfall relative to its Blended Benchmark: the Fund’s algorithm, which overweighted equities and underweighted fixed income, and performance from underlying funds that focused on value-oriented investment strategies.
Uncertainty rattled investors, derailed stock market advance at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which were global market leaders during the first nine months of the year, stumbled in the fourth quarter and led a broader market sell-off of stocks, high-yield bonds, and other higher volatility securities. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested.
Near the end of the period, the Fed announced that it had reduced the number of anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Significant performance factors
The Fund’s algorithm, which overweighted equities and underweighted fixed income, and performance from underlying funds that focused on value-oriented investment strategies, detracted from performance. Fixed-income funds provided a slight offset to weak underlying performance emanating from equity funds as overall fixed income served as a slight contributor to relative returns in the period. Exposure to equity funds, especially those focused on foreign developed markets, proved to be a detractor from relative performance over the period.
Derivative instruments are used to execute the Fund’s dynamic algorithm, a quantitative tool used to help determine equity exposure. During the 12-month period, the Fund’s algorithm steered us to maintain equity exposure above a neutral weight for most of the period. While this positioning contributed to favorable relative performance during the first nine months of the period, the algorithm detracted in the fourth quarter. However, the algorithm steered the Fund’s equity exposure lower during the difficult fourth quarter. Fixed-income allocations all remained several percentage points below the benchmark’s allocation, on average, over the 12-month period, which also detracted from return for the period.
At period’s end
The Fund seeks to deliver an attractive risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm were limited in scope and magnitude. Against a backdrop of above-average equity volatility at the end of the period, we raised the Fund’s fixed-income exposure and reduced equity exposure.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
4	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	949.80	1,022.55	2.72	2.82	0.55	5.44	5.64	1.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 54.5%
	Shares	Value ($)
International 16.7%
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	1,664,634	16,313,409
U.S. Large Cap 33.6%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	349,356	16,381,334
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	865,746	16,310,650
Total		32,691,984
U.S. Small Cap 4.2%
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	97,946	2,050,980
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	84,060	2,037,629
Total		4,088,609
Total Equity Funds (Cost $58,250,506)		53,094,002

Exchange-Traded Funds 4.5%

iShares Core U.S. Aggregate Bond ETF	24,750	2,635,627
iShares iBoxx $ Investment Grade Corporate Bond ETF	15,220	1,717,120
Total Exchange-Traded Funds (Cost $4,402,264)		4,352,747

Fixed-Income Funds 29.3%

Investment Grade 29.3%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	1,211,879	12,215,739
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	405,062	4,062,771
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	1,162,047	12,224,731
Total		28,503,241
Total Fixed-Income Funds (Cost $28,655,780)		28,503,241
Residential Mortgage-Backed Securities - Agency 1.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/17/2034	2.500%	1,750,000	1,709,019
Total Residential Mortgage-Backed Securities - Agency (Cost $1,693,672)			1,709,019

Money Market Funds 11.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(d)	11,289,201	11,288,072
Total Money Market Funds (Cost $11,288,368)		11,288,072
Total Investments in Securities (Cost: $104,290,590)		98,947,081
Other Assets & Liabilities, Net		(1,576,812)
Net Assets		97,370,269
At December 31, 2018, securities and/or cash totaling $106,961 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	6	03/2019	USD	876,000	39,691	—
U.S. Treasury 10-Year Note	10	03/2019	USD	1,220,156	28,808	—
U.S. Treasury 2-Year Note	3	03/2019	USD	636,938	4,172	—
U.S. Treasury 5-Year Note	17	03/2019	USD	1,949,688	31,312	—
U.S. Ultra Treasury Bond	9	03/2019	USD	1,445,906	73,809	—
Total					177,792	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(4)	03/2019	GBP	(266,360)	2,568	—
MSCI EAFE Index Future	(3)	03/2019	USD	(257,400)	4,928	—
S&P 500 E-mini	(1)	03/2019	USD	(125,260)	7,188	—
Total					14,684	—
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	2,111,451	13,727,198	(4,549,448)	11,289,201	—	21	(338)	129,040	11,288,072
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	61,393	288,249	(286)	349,356	—	(381)	(1,069,593)	—	16,381,334
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	217,024	997,106	(2,251)	1,211,879	53,238	(863)	(65,169)	172,310	12,215,739
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	250,472	1,415,907	(1,745)	1,664,634	31,587	(2,591)	(2,570,496)	207,110	16,313,409
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	145,803	720,594	(651)	865,746	—	(581)	(1,540,458)	—	16,310,650
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	74,430	331,257	(625)	405,062	—	(78)	14,434	30,287	4,062,771
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	205,568	958,492	(2,013)	1,162,047	88,328	(1,061)	(112,424)	185,578	12,224,731
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	16,981	81,983	(1,018)	97,946	—	(2,922)	(228,275)	—	2,050,980
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	13,299	72,588	(1,827)	84,060	—	(1,659)	(308,388)	—	2,037,629
Total					173,153	(10,115)	(5,880,707)	724,325	92,885,315

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Currency Legend
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	53,094,002	53,094,002
Exchange-Traded Funds	4,352,747	—	—	—	4,352,747
Fixed-Income Funds	—	—	—	28,503,241	28,503,241
Residential Mortgage-Backed Securities - Agency	—	1,709,019	—	—	1,709,019
Money Market Funds	—	—	—	11,288,072	11,288,072
Total Investments in Securities	4,352,747	1,709,019	—	92,885,315	98,947,081
Investments in Derivatives
Asset
Futures Contracts	192,476	—	—	—	192,476
Total	4,545,223	1,709,019	—	92,885,315	99,139,557
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,095,936)	$6,061,766
Affiliated issuers (cost $98,194,654)	92,885,315
Margin deposits on:
Futures contracts	106,961
Receivable for:
Capital shares sold	155,707
Dividends	21,869
Interest	1,944
Variation margin for futures contracts	17,117
Prepaid expenses	205
Trustees’ deferred compensation plan	6,752
Total assets	99,257,636
Liabilities
Due to custodian	3
Payable for:
Investments purchased	129,291
Investments purchased on a delayed delivery basis	1,695,616
Capital shares purchased	3,600
Variation margin for futures contracts	1,080
Management services fees	1,062
Distribution and/or service fees	1,987
Service fees	4,782
Compensation of board members	942
Compensation of chief compliance officer	6
Other expenses	42,246
Trustees’ deferred compensation plan	6,752
Total liabilities	1,887,367
Net assets applicable to outstanding capital stock	$97,370,269
Represented by
Trust capital	$97,370,269
Total - representing net assets applicable to outstanding capital stock	$97,370,269
Class 2
Net assets	$97,370,269
Shares outstanding	9,893,343
Net asset value per share	$9.84
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	11

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$78,909
Dividends — affiliated issuers	724,325
Interest	863
Total income	804,097
Expenses:
Management services fees	72,909
Distribution and/or service fees
Class 2	143,608
Service fees	34,476
Compensation of board members	13,051
Custodian fees	43,120
Printing and postage fees	5,112
Audit fees	28,850
Legal fees	1,224
Compensation of chief compliance officer	2
Other	5,416
Total expenses	347,768
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(31,830)
Total net expenses	315,938
Net investment income	488,159
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(17,175)
Investments — affiliated issuers	(10,115)
Capital gain distributions from underlying affiliated funds	173,153
Foreign currency translations	1,807
Futures contracts	(39,405)
Net realized gain	108,265
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(39,592)
Investments — affiliated issuers	(5,880,707)
Foreign currency translations	(1,158)
Futures contracts	185,272
Net change in unrealized appreciation (depreciation)	(5,736,185)
Net realized and unrealized loss	(5,627,920)
Net decrease in net assets resulting from operations	$(5,139,761)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
Operations
Net investment income (loss)	$488,159	$(652)
Net realized gain	108,265	41,742
Net change in unrealized appreciation (depreciation)	(5,736,185)	583,994
Net increase (decrease) in net assets resulting from operations	(5,139,761)	625,084
Increase in net assets from capital stock activity	84,707,376	7,177,570
Total increase in net assets	79,567,615	7,802,654
Net assets at beginning of year	17,802,654	10,000,000
Net assets at end of year	$97,370,269	$17,802,654

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	8,232,878	85,252,015	1,713,483	17,475,830
Redemptions	(52,844)	(544,639)	(1,000,174)	(10,298,260)
Net increase	8,180,034	84,707,376	713,309	7,177,570
Total net increase	8,180,034	84,707,376	713,309	7,177,570

(a)	Based on operations from September 12, 2017 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2018	2017 (a)
Per share data
Net asset value, beginning of period	$10.39	$10.00
Income (loss) from investment operations:
Net investment income	0.09	(0.00) (b)
Net realized and unrealized gain (loss)	(0.64)	0.39
Total from investment operations	(0.55)	0.39
Net asset value, end of period	$9.84	$10.39
Total return	(5.29%)	3.90%
Ratios to average net assets
Total gross expenses(c)	0.61%	1.17% (d)
Total net expenses(c),(e)	0.55%	0.49% (d)
Net investment income (loss)	0.85%	(0.01%) (d)
Supplemental data
Net assets, end of period (in thousands)	$97,370	$17,803
Portfolio turnover	47%	75%

Notes to Financial Highlights
(a)	The Fund commenced operations on September 12, 2017. Per share data and total return reflect activity from that date.
(b)	Rounds to zero.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Variable Portfolio – Managed Risk Fund (formerly known as Columbia Variable Portfolio - Managed Risk Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Colombia Variable Portfolio - Mananged Risk Fund was renamed Variable Portfolio – Managed Risk Fund.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	15

Notes to Financial Statements  (continued)
December 31, 2018
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
16	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
Variable Portfolio – Managed Risk Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	14,684*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	177,792*
Total		192,476

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	68,090
Interest rate risk	(107,495)
Total	(39,405)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	7,261
Interest rate risk	178,011
Total	185,272
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,758,390
Futures contracts — short	720,431

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
18	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
20	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2018 was 0.13% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 2	1.10%
22	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $101,680,602 and $24,600,653, respectively, for the year ended December 31, 2018, of which $19,822,709 and $18,955,377, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The
Variable Portfolio – Managed Risk Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Variable Portfolio – Managed Risk Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Managed Risk Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2018 and for the period September 12, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period September 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
26	Variable Portfolio – Managed Risk Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Variable Portfolio – Managed Risk Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Risk Fund | Annual Report 2018	29

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
30	Variable Portfolio – Managed Risk Fund | Annual Report 2018

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Variable Portfolio – Managed Risk Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-2030 AR (02/19)

Annual Report
December 31, 2018
Variable Portfolio – Managed Risk U.S. Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – Managed Risk U.S. Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Variable Portfolio – Managed Risk U.S. Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	Life
Class 2	09/12/17	-3.53	0.77
Blended Benchmark		-1.90	1.45
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	0.08
S&P 500 Index		-4.38	2.29
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index and 50% S&P 500 Index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (September 12, 2017 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Risk U.S. Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2018)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	54.3
U.S. Large Cap	54.3
Underlying Funds: Fixed-Income Funds	29.1
Investment Grade	29.1
Allocations to Tactical Assets
Exchange-Traded Funds	8.9
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	6.3
Residential Mortgage-Backed Securities - Agency	1.4
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $5.1 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2018, the Fund’s Class 2 shares returned -3.53%. During the same time period, the Fund’s Blended Benchmark returned -1.90%, the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.01% and the S&P 500 Index returned -4.38%. Underlying fund performance generally accounted for the Fund’s shortfall relative to the Blended Benchmark.
Uncertainty rattled investors, derailed stock market advance at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. This was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which were global market leaders during the first nine months of the year, stumbled in the fourth quarter and led a broader market sell-off of stocks, high-yield bonds, and other higher volatility securities. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested.
Near the end of the period, the Fed announced that it had reduced the number of anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Significant performance factors
The Fund’s underlying funds that were focused on value-oriented investment strategies and U.S. large cap equities accounted for a sizable majority of the Fund’s shortfall relative to its Blended Benchmark. Fixed-income funds, especially those focused on core bonds, also detracted from relative returns. Derivative instruments are used to execute the Fund’s dynamic algorithm, a quantitative tool used to help determine equity exposure. During the 12-month period, the Fund’s algorithm steered us to maintain equity exposure above the Fund’s neutral weight for most of the period. While this positioning contributed to favorable relative performance during the first nine months of the period, it detracted in the fourth quarter. However, the algorithm steered the Fund’s equity exposure lower during the difficult fourth quarter. Fixed-income allocations all remained several percentage points below the benchmark’s allocation, on average, over the 12-month period, which also detracted from results for the period.
At period’s end
The Fund seeks to deliver an attractive risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm were limited in scope and magnitude. Against a backdrop of above-average equity volatility at the end of the period, we raised the Fund’s fixed-income exposure and reduced equity exposure.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
4	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	960.10	1,022.40	2.88	2.97	0.58	5.46	5.64	1.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	5

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 54.8%
	Shares	Value ($)
U.S. Large Cap 54.8%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	288,900	13,546,509
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	321,812	8,457,210
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	716,120	13,491,711
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	406,478	8,410,023
Total		43,905,453
Total Equity Funds (Cost $47,157,450)		43,905,453

Exchange-Traded Funds 9.0%

iShares Core U.S. Aggregate Bond ETF	30,200	3,215,998
iShares iBoxx $ Investment Grade Corporate Bond ETF	12,685	1,431,122
Vanguard Total Bond Market ETF	32,000	2,534,720
Total Exchange-Traded Funds (Cost $7,192,265)		7,181,840

Fixed-Income Funds 29.4%

Investment Grade 29.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	1,000,550	10,085,544
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	334,677	3,356,811
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	959,748	10,096,548
Total		23,538,903
Total Fixed-Income Funds (Cost $23,571,993)		23,538,903
Residential Mortgage-Backed Securities - Agency 1.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/17/2034	2.500%	1,150,000	1,123,069
Total Residential Mortgage-Backed Securities - Agency (Cost $1,112,984)			1,123,069

Money Market Funds 6.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(d)	5,146,444	5,145,930
Total Money Market Funds (Cost $5,145,955)		5,145,930
Total Investments in Securities (Cost: $84,180,647)		80,895,195
Other Assets & Liabilities, Net		(775,981)
Net Assets		80,119,214
At December 31, 2018, securities and/or cash totaling $361,560 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	10	03/2019	USD	1,460,000	41,307	—
U.S. Treasury 10-Year Note	12	03/2019	USD	1,464,188	25,538	—
U.S. Treasury 2-Year Note	6	03/2019	USD	1,273,875	3,726	—
U.S. Treasury 5-Year Note	22	03/2019	USD	2,523,125	31,942	—
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Treasury Bond	7	03/2019	USD	1,124,594	57,407	—
U.S. Ultra Treasury Bond	1	03/2019	USD	160,656	—	(346)
Total					159,920	(346)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	(46)	03/2019	USD	(5,761,960)	—	(163,649)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	1,416,025	11,666,112	(7,935,693)	5,146,444	—	(162)	(41)	93,649	5,145,930
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	42,008	246,973	(81)	288,900	—	(165)	(983,190)	—	13,546,509
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	148,672	851,885	(7)	1,000,550	34,973	—	(15,687)	113,191	10,085,544
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	48,038	273,897	(123)	321,812	—	(115)	(567,334)	—	8,457,210
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	99,778	616,446	(104)	716,120	—	(135)	(1,339,826)	—	13,491,711
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	56,020	350,746	(288)	406,478	—	(519)	(809,447)	—	8,410,023
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	50,977	299,505	(15,805)	334,677	—	(954)	16,220	19,872	3,356,811
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	140,836	819,147	(235)	959,748	58,015	(152)	(41,087)	121,891	10,096,548
Total					92,988	(2,202)	(3,740,392)	348,603	72,590,286

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	43,905,453	43,905,453
Exchange-Traded Funds	7,181,840	—	—	—	7,181,840
Fixed-Income Funds	—	—	—	23,538,903	23,538,903
Residential Mortgage-Backed Securities - Agency	—	1,123,069	—	—	1,123,069
Money Market Funds	—	—	—	5,145,930	5,145,930
Total Investments in Securities	7,181,840	1,123,069	—	72,590,286	80,895,195
Investments in Derivatives
Asset
Futures Contracts	159,920	—	—	—	159,920
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Futures Contracts	(163,995)	—	—	—	(163,995)
Total	7,177,765	1,123,069	—	72,590,286	80,891,120
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	9

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,305,249)	$8,304,909
Affiliated issuers (cost $75,875,398)	72,590,286
Margin deposits on:
Futures contracts	361,560
Receivable for:
Capital shares sold	215,373
Dividends	17,427
Interest	1,278
Variation margin for futures contracts	20,469
Prepaid expenses	136
Trustees’ deferred compensation plan	6,673
Total assets	81,518,111
Liabilities
Due to custodian	400
Payable for:
Investments purchased	177,310
Investments purchased on a delayed delivery basis	1,114,262
Capital shares purchased	6,773
Variation margin for futures contracts	44,160
Management services fees	857
Distribution and/or service fees	1,633
Service fees	3,898
Compensation of board members	925
Compensation of chief compliance officer	4
Other expenses	42,002
Trustees’ deferred compensation plan	6,673
Total liabilities	1,398,897
Net assets applicable to outstanding capital stock	$80,119,214
Represented by
Trust capital	$80,119,214
Total - representing net assets applicable to outstanding capital stock	$80,119,214
Class 2
Net assets	$80,119,214
Shares outstanding	7,928,981
Net asset value per share	$10.10
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$52,073
Dividends — affiliated issuers	348,603
Total income	400,676
Expenses:
Management services fees	51,409
Distribution and/or service fees
Class 2	101,900
Service fees	24,453
Compensation of board members	12,847
Custodian fees	42,985
Printing and postage fees	4,577
Audit fees	28,850
Legal fees	841
Compensation of chief compliance officer	5
Other	5,848
Total expenses	273,715
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(38,936)
Total net expenses	234,779
Net investment income	165,897
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(12,610)
Investments — affiliated issuers	(2,202)
Capital gain distributions from underlying affiliated funds	92,988
Futures contracts	(66,773)
Net realized gain	11,403
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(4,146)
Investments — affiliated issuers	(3,740,392)
Futures contracts	(9,947)
Net change in unrealized appreciation (depreciation)	(3,754,485)
Net realized and unrealized loss	(3,743,082)
Net decrease in net assets resulting from operations	$(3,577,185)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	11

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
Operations
Net investment income (loss)	$165,897	$(10,885)
Net realized gain	11,403	190,818
Net change in unrealized appreciation (depreciation)	(3,754,485)	464,958
Net increase (decrease) in net assets resulting from operations	(3,577,185)	644,891
Increase in net assets from capital stock activity	71,506,050	1,545,458
Total increase in net assets	67,928,865	2,190,349
Net assets at beginning of year	12,190,349	10,000,000
Net assets at end of year	$80,119,214	$12,190,349

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	6,797,707	71,854,956	1,165,001	11,925,794
Redemptions	(33,424)	(348,906)	(1,000,303)	(10,380,336)
Net increase	6,764,283	71,506,050	164,698	1,545,458
Total net increase	6,764,283	71,506,050	164,698	1,545,458

(a)	Based on operations from September 12, 2017 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2018	2017 (a)
Per share data
Net asset value, beginning of period	$10.47	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.01)
Net realized and unrealized gain (loss)	(0.41)	0.48
Total from investment operations	(0.37)	0.47
Net asset value, end of period	$10.10	$10.47
Total return	(3.53%)	4.70%
Ratios to average net assets
Total gross expenses(b)	0.67%	1.19% (c)
Total net expenses(b),(d)	0.58%	0.52% (c)
Net investment income (loss)	0.41%	(0.26%) (c)
Supplemental data
Net assets, end of period (in thousands)	$80,119	$12,190
Portfolio turnover	45%	109%

Notes to Financial Highlights
(a)	The Fund commenced operations on September 12, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	13

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Variable Portfolio – Managed Risk U.S. Fund (formerly known as Columbia Variable Portfolio - Managed Risk U.S. Fund) (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Columbia Variable Portfolio - Managed Risk U.S. Fund was renamed Variable Portfolio – Managed Risk U.S. Fund.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
14	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	15

Notes to Financial Statements  (continued)
December 31, 2018
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
16	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	159,920*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	163,649*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	346*
Total		163,995

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	8,230
Interest rate risk	(75,003)
Total	(66,773)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(168,159)
Interest rate risk	158,212
Total	(9,947)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	3,421,634*
Futures contracts — short	56,497**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
18	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2018 was 0.13% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
20	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 2	1.10%
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $85,277,852 and $17,105,543, respectively, for the year ended December 31, 2018, of which $13,086,699 and $12,507,568, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
22	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk U.S. Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Managed Risk U.S. Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2018 and for the period September 12, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period September 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
24	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
26	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
28	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2018	29

Variable Portfolio – Managed Risk U.S. Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-2032 AR (02/19)

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the seventeen series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year end 2018 includes fees for two funds that liquidated during the period and two funds that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$430,600	$391,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$133,500	$116,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2018 and 2017, also include Tax Fees for agreed-upon procedures related to foreign tax filings.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$235,000	$235,000

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$368,500	$351,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 20, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 20, 2019